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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Brink's Home Security Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Brink's Home Security Holdings, Inc. Shareholders:

         The board of directors of Brink's Home Security Holdings, Inc. ("BHS") has unanimously adopted and approved an agreement and plan of merger with Tyco International Ltd. ("Tyco") pursuant to which BHS will merge with and into a wholly owned subsidiary of Tyco. We are sending you the accompanying proxy statement/prospectus to notify you of the special meeting of BHS shareholders being held to vote on the merger agreement and related matters and to ask you to vote at the special meeting in favor of the merger agreement.

         If the merger is approved by our shareholders and the merger is completed, for each share of BHS common stock that you hold, you will be entitled to elect to receive (a) $42.50 in cash, without interest (subject to certain proration and adjustment procedures as described below), (b) Tyco shares equal to $42.50 divided by the Tyco Share Value (calculated as described below), or (c) a combination of $12.75 in cash and Tyco shares equal to $29.75 divided by the Tyco Share Value (calculated as described below). "Tyco Share Value" means the volume-weighted average price of Tyco's shares on the New York Stock Exchange during the ten consecutive trading days ending on the fifth full trading day prior to the closing date of the merger; however, this value is subject to a "collar" such that the Tyco Share Value will not be less than $32.97 or more than $40.29. Shareholders should note that the stock portion of their merger consideration could be worth more or less than $42.50, for shares with respect to which an all-stock election has been made, or $29.75, for shares with respect to which a mixed election has been made, if the Tyco Share Value is more than $40.29 or less than $32.97. If you do not make an election with respect to your shares and the merger is completed, your shares will automatically be converted into the right to receive the mix of cash and stock as described above. A form of election and letter of transmittal is being mailed to you separately (but concurrently with the mailing of this proxy statement/prospectus and proxy card) that you must complete to select the form of consideration that you wish to receive for your shares of BHS common stock.

         In the event the cash consideration to be paid to our shareholders in the transaction exceeds approximately $584.5 million (based on the number of BHS shares currently outstanding) plus an amount determined by multiplying $12.75 by the number of BHS stock options that are exercised prior to the end of the fifth full trading day prior to the closing of the merger, which sum we refer to as the "cap", our shareholders making a cash election will be subject to proration and adjustment so that each such shareholder will receive a mix of cash and Tyco shares (instead of just cash) to allow the cash consideration to be limited to the cap.

         Tyco's shares trade on the New York Stock Exchange under the symbol "TYC," and BHS common stock trades on the New York Stock Exchange under the symbol "CFL."

         For a discussion of risk factors that you should consider in evaluating the merger and the other matters on which you are being asked to vote, see "Risk Factors" beginning on page 27 of the enclosed proxy statement/prospectus.

         We cannot complete the merger without the approval of holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting. A failure to vote on the proposal to approve the merger has the same effect as a vote by you AGAINST the approval of the merger. Therefore, your vote is very important, regardless of the number of shares of common stock you own, and we urge you to take the time to vote by following the instructions on your proxy card regardless of whether you plan to attend the special meeting.

         The special meeting will be held at 9:30 a.m. (local time) on May 12, 2010, at The Westin Dallas Fort Worth Airport, 4545 West John Carpenter Freeway, Irving, Texas 75063.

         The BHS board of directors unanimously recommends that you vote "FOR" the approval of the merger agreement, the merger and the plan of merger.

Sincerely,

Robert B. Allen
Chief Executive Officer, President and Director
Brink's Home Security Holdings, Inc.

         Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued under the accompanying proxy statement/prospectus or determined that the accompanying proxy statement/prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

         The accompanying proxy statement/prospectus is dated April 8, 2010, and is first being mailed to BHS shareholders on or about April 8, 2010.

ADDITIONAL INFORMATION

        The accompanying proxy statement/prospectus incorporates important business and financial information about Tyco and BHS from other documents that are not included in or delivered with the proxy statement/prospectus. This information is available to you without charge upon your request. You can obtain the documents incorporated by reference into the proxy statement/prospectus by requesting them in writing or by telephone from the appropriate company at the following addresses and telephone numbers:

Tyco International Ltd.	Brink's Home Security Holdings, Inc.
Freier Platz 10	8880 Esters Blvd.
CH-8200 Schaffhausen, Switzerland	Irving, Texas 75063
Attn: Investor Relations	Attn: Investor Relations
Tel: +41 52 633 02 44	Tel: 972-871-3500

        In addition, if you have questions about the merger or the proxy statement/prospectus, would like additional copies of the proxy statement/prospectus or need to obtain proxy cards or other information related to the proxy solicitation, you may contact Georgeson Inc., BHS's proxy solicitor, at the address and telephone number listed below. You will not be charged for any of such documents that you request.

Georgeson Inc.
199 Water Street, 26th Floor
New York, New York 10038
1-800-509-1297 (toll free)

        In order to receive timely delivery of the documents in advance of the special meeting of shareholders, you must request the information no later than May 5, 2010.

        If you have any questions about the merger or the consideration you may receive in connection with the merger, including any questions relating to the election or transmittal materials, or would like additional copies of the form of election and letter of transmittal, which is being mailed to BHS shareholders separately, you may contact MacKenzie Partners Inc., the information agent for the merger, at the address and telephone number listed below. You will not be charged for any additional forms of election and letters of transmittal that you request.

MacKenzie Partners Inc.
105 Madison Avenue
New York, NY 10016
800-322-2885 (toll free)
212-929-5500 (collect)
E-mail: electionform@mackenziepartners.com

        For more information, see "Where You Can Find More Information" beginning on page 112.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON May 12, 2010

To the Shareholders of Brink's Home Security Holdings, Inc.:

        A special meeting of the shareholders of Brink's Home Security Holdings, Inc., a Virginia corporation operating as Broadview Security ("BHS"), will be held on May 12, 2010, starting at 9:30 a.m., local time, at The Westin Dallas Fort Worth Airport, 4545 West John Carpenter Freeway, Irving, Texas 75063, for the following purposes:

  1.
  to consider and vote upon the proposal to approve (a) the Agreement and Plan of Merger, dated as of January 18, 2010, as amended (as it may be further amended from time to time, the "merger agreement"), by and among BHS, Tyco International Ltd., a corporation limited by shares organized under the laws of Switzerland ("Tyco"), Barricade Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Tyco, and solely for the purposes set forth therein, ADT Security Services, Inc., a Delaware corporation and a wholly owned subsidiary of Tyco, a copy of which is attached as Annex A to the proxy statement/prospectus accompanying this notice; (b) the merger contemplated by the merger agreement (the "merger"); and (c) the plan of merger that meets the requirements of Section 13.1-716 of the Virginia Stock Corporation Act in substantially the form attached to the merger agreement (the "plan"), a copy of which is attached as Annex B to the proxy statement/prospectus accompanying this notice; and

  2.
  to consider and vote upon any proposal to adjourn the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there is an insufficient number of votes at the time of such adjournment to approve the merger agreement, the merger and the plan.

        Our board of directors has designated the close of business on March 31, 2010 as the "record date" that will determine the shareholders who are entitled to receive notice of, and to vote at, the special meeting or at any adjournment or postponement of the special meeting. Only shareholders of record at the close of business on the record date are entitled to notice of, and to vote at, the special meeting and at any adjournment or postponement thereof. The list of shareholders entitled to vote at the special meeting will be available for inspection at 8880 Esters Boulevard, Irving, Texas 75063, beginning 10 days prior to the date of the special meeting and continuing through the special meeting. The list will also be available for inspection at the special meeting.

        Our board of directors has unanimously adopted, approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, determined that the terms of the merger agreement are in the best interests of, BHS and its shareholders, and resolved to recommend that the BHS shareholders vote in favor of approval of the merger agreement, the merger and the plan.

        THE BOARD OF DIRECTORS OF BHS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO APPROVE THE MERGER AGREEMENT, THE MERGER AND THE PLAN AND "FOR" THE PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

        Your vote is very important.    The affirmative vote of the holders of a majority of the outstanding shares of BHS entitled to vote at the special meeting is required to approve the merger agreement, the merger and the plan. Accordingly, a failure to vote, or an abstention from voting, will have the same effect as a vote AGAINST the merger agreement, the merger and the plan.

        Whether or not you plan to attend the special meeting in person, we urge you to submit your proxy as promptly as possible (1) through the Internet, (2) by telephone or (3) by marking, signing and dating the enclosed proxy card and returning it in the pre-addressed postage-paid envelope provided. You may revoke your proxy at any time before it is voted at the special meeting. If you attend the special meeting and wish to vote in person, then you may revoke your proxy and vote in person. If your shares are held in "street name" by your bank, broker or other nominee, only that bank, broker or other nominee can vote your shares and a vote cannot be cast unless you provide such bank, broker or other nominee with instructions or obtain a legal proxy from them. You should follow the directions provided by your bank, broker or other nominee regarding how to instruct them to vote your shares.

        Please review the proxy statement/prospectus accompanying this notice for more complete information regarding the merger, the merger agreement and the other matters to be considered at the special meeting. We urge you to read the accompanying proxy statement/prospectus, including any documents incorporated by reference into the accompanying proxy statement/prospectus, and its annexes carefully and in their entirety.

By Order of the Board of Directors of Brink's Home Security Holdings, Inc.

John S. Davis
Senior Vice President, General Counsel and Secretary
April 8, 2010

        Important Notice Regarding the Availability of Proxy Materials for BHS's Special Meeting of Shareholders to Be Held on May 12, 2010: The accompanying proxy statement/prospectus is available at http://www.investors.brinkshomesecurity.com under the "Investor Information" tab.

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING

        Set forth below are commonly asked questions and answers about the merger, the merger agreement and the special meeting of BHS shareholders called in connection with the merger. These questions and answers do not address all questions that may be important to you as a BHS shareholder. For a more complete description of the legal and other terms of the merger, please read carefully this entire proxy statement/prospectus, including the annexes, as well as the documents that have been incorporated by reference in this proxy statement/prospectus. See "Where You Can Find More Information" beginning on page 112.

        All references in this proxy statement/prospectus to "Tyco" refer to Tyco International Ltd., a corporation limited by shares (Aktiengesellschaft) organized under the laws of Switzerland; all references in this proxy statement/prospectus to "BHS" or "Brink's Home Security" refer to Brink's Home Security Holdings, Inc., a Virginia corporation; all references in this proxy statement/prospectus to "Merger Sub" refer to Barricade Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Tyco; unless stated otherwise or the context otherwise requires, the terms "the company," "we," "our," "ours" and "us" refer to Tyco and/or BHS and their respective subsidiaries, as applicable in the context; all references to the "merger agreement" refer to the Agreement and Plan of Merger, dated as of January 18, 2010, as amended, among Tyco, Merger Sub, BHS and, solely for the purposes stated therein, ADT Security Services, Inc., as it may be further amended from time to time; and all references to the "merger" refer to the merger contemplated by the merger agreement; all references to the "plan" refer to plan of merger that meets the requirements of Section 13.1-716 of the Virginia Stock Corporation Act in substantially the form attached to the merger agreement attached hereto and as Annex B of this proxy statement/prospectus. Throughout this proxy statement/prospectus, we refer to Tyco's registered shares, nominal value CHF 7.60 per share, as Tyco common shares or Tyco shares; and BHS common stock, no par value per share, as BHS common stock or BHS shares.

Questions About the Merger

Q:    Why am I receiving this document?

A:
Tyco has agreed to acquire BHS pursuant to the terms of a merger agreement that is described in this proxy statement/prospectus. A copy of the merger agreement is attached to this proxy statement/prospectus as Annex A.

  In order to complete the merger, BHS shareholders must approve the merger agreement, the merger and the plan. BHS is holding a special meeting of shareholders to obtain this shareholder approval.

  This proxy statement/prospectus contains important information about the merger and the special meeting of the shareholders of BHS, and you should read it carefully and in its entirety. The enclosed voting materials allow you to vote your shares without attending the special meeting in person.

  Your vote is very important. We encourage you to vote as soon as possible. For more information on how to vote your shares, please see the section entitled "The Special Meeting of BHS Shareholders" beginning on page 35.

Q:    What vote is required to approve the merger agreement, the merger and the plan?

A.
The affirmative vote of holders of a majority of the outstanding shares of BHS common stock entitled to vote at the special meeting of BHS shareholders, which we sometimes refer to in this proxy statement/prospectus as the special meeting, or any adjournment or postponement thereof, is required to approve the merger agreement, the merger and the plan. Because the vote required to approve the merger agreement, the merger and the plan is based upon the total number of outstanding shares of BHS common stock entitled to vote, the failure to submit a proxy card (or the failure to submit a proxy by telephone or over the Internet or to vote in person at the special meeting), the failure to instruct your bank, broker or other nominee how to vote, or the abstention from voting by a shareholder will have the same effect as a vote AGAINST the merger agreement, the merger and the plan.

Q:    What will happen in the merger?

A:
In the merger, BHS will merge with and into Merger Sub, a direct wholly owned subsidiary of Tyco. Immediately following the merger, Merger Sub will continue as the surviving corporation and will be a direct wholly owned subsidiary of Tyco. However, in the event that the trading price of Tyco common shares were to decrease to a level such that the value of the total share consideration to be received by BHS shareholders represented less than 40% of the value of the overall merger consideration to be received by BHS shareholders, the merger would be restructured so that Merger Sub or its subsidiary would merge with and into BHS, with BHS as the surviving entity of the merger and a wholly owned subsidiary of Tyco. For more information, please see the sections titled "The Merger" and "The Merger Agreement" beginning on pages 40 and 73, respectively.

Q:    What will I receive for my shares of BHS common stock in the merger?

A:
If the merger is completed, each share of BHS common stock, other than shares owned by Tyco, BHS or any of their respective subsidiaries (which will be cancelled), will be converted into the right to receive, at the election of the shareholder (subject to certain proration and reallocation procedures described below), either:

(1)
$42.50 in cash, without interest;

(2)
Tyco common shares equal to the exchange ratio, which is calculated by dividing $42.50 by the volume weighted average price of Tyco's common shares on the New York Stock Exchange, which we refer to in this proxy statement/prospectus as the NYSE, during the 10 consecutive trading days ending on the fifth full trading day prior to the closing date of the merger, subject to a "collar" (as described below) of between $32.97 and $40.29; or

(3)
a combination of $12.75 in cash, without interest, and a fraction of a Tyco common share equal to $29.75 divided by the volume weighted average price of Tyco's common shares on the NYSE during the 10-day period ending on the fifth full trading day prior to the closing date of the merger, subject to the same collar described in clause (2) above.

  Fractional Tyco common shares will not be issued in the merger. Instead, cash will be paid in lieu of any fractional Tyco common shares to which a BHS shareholder would otherwise be entitled.

  For further information regarding election procedures, please see the Question and Answer "How do I make my election?" below on page 4, as well as the section titled "The Merger Agreement—Shareholder Elections" beginning on page 75.

Q:    What is the collar and how does it work?

A:
The stock component of the merger consideration is subject to a collar, whereby if the volume weighted average price of Tyco's shares on the NYSE during the 10 consecutive trading days ending on the fifth full trading day prior to the closing date of the merger, which we refer to in this proxy statement/prospectus as Tyco's 10-day VWAP, is equal to or between $32.97 and $40.29, then the exchange ratio will "float" so as to ensure that the aggregate value of Tyco common shares received in exchange for each share of BHS common stock being exchanged solely for Tyco common shares is fixed at $42.50 per share of BHS common stock (based on the 10-day VWAP).

  If Tyco's 10-day VWAP is equal to or greater than $40.29, then the exchange ratio will be fixed at 1.0549, and if Tyco's 10-day VWAP is less than or equal to $32.97, then the exchange ratio will be fixed at 1.2891. Accordingly, if the trading price of Tyco common shares is less than the low end of the collar, then the value of the stock payable per share of stock-electing BHS common stock will be less than $42.50. Conversely, if the trading price of Tyco common shares is greater than the high end of the collar, then the value of the stock payable per share of stock-electing BHS common stock will be greater than $42.50.

  By way of example, if Tyco's 10-day VWAP is $30.00, then the exchange ratio will be fixed at 1.2891 and BHS shareholders will receive, for each share of BHS common stock that is exchanged solely for Tyco common shares, Tyco common shares valued, based on the 10-day VWAP, at approximately $38.67 (1.2891 × $30.00), which is less than the consideration such BHS shareholder would have received had it made an all cash election. Alternatively, if Tyco's 10-day VWAP is $42.00, then the exchange ratio will be fixed at 1.0549 and BHS shareholders will receive, for each share of BHS common stock that is exchanged for Tyco common shares, Tyco common shares valued, based on the 10-day VWAP, at approximately $44.31 (1.0549 × $42.00), which is more than the consideration such BHS shareholder would have received had it made an all cash election.

  The collar works in the same manner with respect to Tyco common shares payable to BHS shareholders electing to receive a combination of cash and share consideration, except that, because such BHS shareholders will also receive $12.75 in cash for each share of BHS common stock exchanged in the merger, the applicable exchange ratios at the end of the collar with respect to the share component of the merger consideration are 0.7384 and 0.9023, respectively. For shareholders making an all-cash election, but who receive a portion of their merger consideration in Tyco common shares because the cash election is oversubscribed, the value of the Tyco shares received will be subject to the same collar mechanism.

  For further information regarding the merger consideration and the collar, please see the section titled "The Merger Agreement—Merger Consideration" beginning on page 73.

Q:    Am I guaranteed to receive the form of merger consideration that I elect to receive for my shares of BHS common stock?

A:
It depends on the election you make. While BHS shareholders making an all share or mixed cash and share election will receive the form of merger consideration that they elect to receive for their shares of BHS common stock, this may not be the case for those BHS shareholders electing to receive all cash as consideration in the merger. Under the terms of the merger agreement, in the event that the total cash consideration to be paid to BHS shareholders exceeds the sum of $584,502,942 plus an amount determined by multiplying $12.75 by the number of outstanding BHS stock options that are exercised between the date of the merger agreement and the fifth full trading day prior to the closing date of the merger, which sum we refer to in this proxy statement/prospectus as the "available cash amount", BHS shareholders making an all cash election will be subject to proration and adjustment to receive a mix of cash and Tyco common shares for their shares of BHS common stock in amounts that allow, as closely as practicable, the overall cash consideration to be paid by Tyco to be capped at the available cash amount.

  For further information, please see the section titled "The Merger Agreement—Merger Consideration" beginning on page 73.

Q:    How do I make my election?

A:
To elect to receive cash, Tyco common shares or a combination thereof, you must indicate on the form of election and letter of transmittal, which is being sent to you separately but concurrently with the mailing of this proxy statement/prospectus and proxy card (and which we refer to as the form of election), the number of shares of BHS common stock you own with respect to which you elect to receive solely cash, the number of shares of BHS common stock you own with respect to which you elect to receive solely Tyco common shares and the number of shares of BHS common stock you own with respect to which you elect to receive a mixture of cash and shares. You must complete and return the form of election on or before 5:00 p.m., New York time, on May 7, 2010, which is the current election deadline and assumes a closing date of May 14, 2010. In the event that the closing date is moved to a later date, Tyco will publicly announce this change as soon as reasonably practicable (but in no case later than seven business days prior to the newly scheduled closing date) and the election deadline will be extended until 5:00 p.m., New York time, on the business day that is five business days prior to the newly-scheduled closing date of the merger. A form of election will only be deemed properly completed (i) if accompanied by one or more certificates representing your shares of BHS common stock, duly endorsed in blank or otherwise in form acceptable for transfer on the books of BHS and/or (ii) upon receipt by the exchange agent of an "agent's message" with respect to all of your BHS book-entry shares, or such other evidence of transfer of your book-entry shares as the exchange agent may reasonably request, together with duly executed transmittal materials included with the form of election. Tyco will make forms of election available as may reasonably be requested by persons who become holders of BHS common stock between the record date for the special meeting and the election deadline. You may also request a form of election from MacKenzie Partners, Inc., the information agent for the merger. For further information, please see the section titled "The Merger Agreement—Shareholder Elections" beginning on page 75. If you need to obtain a form of election, please contact MacKenzie Partners, Inc., by phone at 800-322-2885, or see "Where You Can Find More Information" on page 112.

  The form of election and proxy card are separate documents and should be completed in their entirety and sent to the appropriate addressee as directed herein and in the instructions accompanying such materials. In lieu of completing a proxy card, you may also vote by telephone or through the Internet. For further information, please see the section titled "The Special Meeting of BHS Shareholders—Voting of Proxies by Holders of Record" beginning at page 37.

Q:    Can I revoke or change my election after I mail my election form?

A.
Yes. You may revoke or change your election by sending written notice thereof to American Stock Transfer & Trust Company, LLC, the exchange agent, which notice must be received by the exchange agent prior to the election deadline noted above. In the event an election is revoked, under the merger agreement the shares of BHS common stock represented by such election will be treated as shares in respect of which no election has been made, except to the extent a subsequent election is properly made by the shareholder during the election period. For further information, please see the section titled "The Merger Agreement—Shareholder Elections" beginning on page 75.

Q:    What happens if I do not make an election or my election form is not received before the election deadline?

A.
Any shares of BHS common stock with respect to which the exchange agent does not receive a properly completed and timely form of election will be deemed not to have made an election and will be entitled to receive merger consideration as if a mixed cash and share election had been made with respect to such shares. Accordingly, in exchange for each such share of BHS common stock, you would have the right to receive a combination of $12.75 in cash, without interest, and a fraction of a Tyco common share equal to $29.75 divided by Tyco's 10-day VWAP, subject to the collar between $32.97 and $40.29 (and rounding to the nearest ten-thousandth of a share).

Q:    Is the merger taxable to the BHS shareholders for U.S. federal income tax purposes?

A.
Tyco and BHS each expects that the merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, which we refer to in this proxy statement/prospectus as the Code. The U.S. federal income tax consequences of a reorganization to a BHS shareholder will depend on the relative mix of cash and Tyco common shares received by such BHS shareholder.

  In the event that the trading price of Tyco common shares were to decrease to a level such that the value of the total stock consideration to be received by BHS shareholders represents less than 40% of the value of the overall merger consideration to be received by the BHS shareholders, the merger would be restructured so that Merger Sub or its subsidiary would merge with and into BHS, with BHS as the surviving entity of the merger and a wholly owned subsidiary of Tyco. Upon such restructuring, the merger would no longer qualify as a "reorganization" within the meaning of Section 368(a) the Code.

  Please carefully review the information set forth in the section titled "The Merger—Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 67 for a description of the material U.S. federal income tax consequences of the merger. The tax consequences of the merger to you will depend on your own situation. We encourage you to consult your tax advisors for a full understanding of the tax consequences of the merger to you.

Q:    What conditions must be satisfied to consummate the merger?

A.
In addition to the BHS shareholder approval described above, the consummation of the merger is subject to a number of conditions. These conditions include:

•
the listing on the NYSE of Tyco common shares deliverable to BHS shareholders in connection with the merger having been approved, subject to official notice of issuance;

•
the applicable waiting period under the Hart-Scott-Rodino Act, which we refer to in this proxy statement/prospectus as the HSR Act, having been terminated or expired;

•
the absence of any statute, rule, regulation, judgment, order or injunction prohibiting, restraining or making the merger illegal being in effect;

•
the representations and warranties of each party to the merger agreement remaining true and correct as of the closing date, subject, in certain instances, to materiality qualifiers described in further detail in this proxy statement/prospectus;

•
the performance or compliance by each party to the merger agreement in all material respects with its obligations, agreements and covenants under the merger agreement; and

•
subject to limited exceptions described in further detail on pages 85 and 86, the receipt by each of Tyco and BHS of an opinion from its respective legal counsel to the effect that, for U.S. federal income tax purposes, (i) the merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and (ii) each of BHS, Tyco and Merger Sub will be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

  The waiting period under the HSR Act terminated as of 11:59 p.m., Eastern time, on March 4, 2010, satisfying the related condition to consummation of the merger.

  For additional information, please see the section titled "The Merger Agreement—Conditions to Merger" beginning on page 85.

Q:    Am I entitled to appraisal rights in connection with the merger?

A:
No. Under Virginia law, the state of incorporation of BHS, BHS shareholders do not have any appraisal rights with respect to the shares of BHS common stock they hold in connection with the merger.

Q:    How do I exchange my BHS shares for merger consideration?

A:
Included with the form of election being mailed to you is an information and instruction booklet, including instructions for exchanging your BHS certificates and book-entry shares for the merger consideration. You should read these instructions carefully. Assuming the merger closes and provided that you complete and submit the form of election in accordance with the instructions, including by executing the transmittal materials included therein and including your certificates, if any, representing your BHS shares, you will not need to take any further action in order to receive the merger consideration, which the exchange agent will forward to you promptly after determining the proper allocation of cash and Tyco common shares to be paid or issued to BHS shareholders and the closing of the merger. If you fail to make a timely and proper election and the merger closes, then the exchange agent will mail to you separate documentation and instructions for exchanging your BHS certificates and book-entry shares for the merger consideration, in which case you will be paid the mixed cash and share merger consideration payable to non-electing shareholders promptly upon adherence to the procedures set forth in the documentation and the surrender of your BHS certificates and book-entry shares in accordance with such instructions. Any Tyco common shares you receive in the merger will be issued in book-entry form.

Q:    How will I receive the merger consideration to which I am entitled?

A.
After receiving the proper documentation from you and determining the proper allocations of cash and Tyco common shares to be paid or issued to BHS shareholders, the exchange agent will, following the closing of the merger, forward to you the cash and/or Tyco common shares to which you are entitled. More information on the documentation you are required to deliver to the exchange agent may be found under the section titled "The Merger—Manner and Procedure for Exchanging Shares of BHS Common Stock" beginning on page 65. BHS shareholders will not receive any fractional Tyco common shares in the merger and will instead receive cash in lieu of any such fractional Tyco common shares.

Q:    Are there any risks in the merger that I should consider?

A.
Yes. There are risks associated with all business combinations, including the merger. These risks are discussed in more detail in the section titled "Risk Factors" beginning on page 27.

Questions About the Special Meeting of BHS Shareholders

Q:    When and where will the special meeting be held?

A:
The special meeting is scheduled to be held at The Westin Dallas Fort Worth Airport, 4545 West John Carpenter Freeway, Irving, Texas 75063 on May 12, 2010 at 9:30 a.m., local time.

Q:    On what am I being asked to vote?

A:
BHS shareholders are being asked to vote on the following proposals:

•
to approve the merger agreement, the merger and the plan; and

•
to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of such adjournment to approve the merger agreement, the merger and the plan.

Q:    How does the Board of Directors of BHS recommend that I vote regarding the merger agreement?

A:
The Board of Directors of BHS, which we refer to in this proxy statement/prospectus as the BHS board, unanimously recommends that BHS shareholders vote "FOR" the proposal to approve the merger agreement, the merger and the plan and "FOR" the proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of such adjournment to approve the merger agreement, the merger and the plan.

Q:    Are there any other matters to be addressed at the special meeting?

A:
We know of no other matters to be brought before the special meeting, but if other matters are brought before the special meeting or at any adjournment or postponement of the special meeting, the officers named in your proxy intend to take such action as in their judgment is in the best interest of BHS and its shareholders.

Q.    Who is entitled to vote at the special meeting?

A:
All holders of outstanding shares of BHS common stock who hold shares at the close of business on the "record date" (March 31, 2010) are entitled to receive notice of and to vote at the special meeting and any adjournment or postponement thereof provided that such shares remain outstanding on the date of the special meeting.

Q:    How do I vote my shares at the special meeting?

A:
If you are a registered shareholder, you may vote in person at the special meeting. However, to ensure that your shares are represented at the special meeting, you are recommended to vote promptly by proxy by taking any of the following steps, even if you plan to attend the special meeting in person:

•
By Internet:  Go to the website www.voteproxy.com, as shown on your proxy card, at any time until 11:59 p.m. Central Time the day prior to the special meeting, and follow the instructions.

•
By Telephone:  Call the toll-free number, 1-800-PROXIES (1-800-776-9437), from a touch-tone telephone in the United States or 718-921-8500 from outside of the United States at any time until 11:59 p.m. Central Time the day prior to the special meeting. Follow the instructions on your proxy card and the voice prompts on the telephone.

•
By Mail:  Mark your vote, sign and date your proxy card and return it in the pre-addressed postage-paid envelope provided. If you received more than one proxy card (which means that you have shares in more than one account), you must mark, sign, date and return each proxy card or use an alternative voting method. Any proxy card mailed must actually be received prior to the special meeting.

  If you are not a registered shareholder, but instead hold your shares in "street name" through a bank, broker or other nominee, please follow the instructions provided to you by your bank,

  broker or other nominee to vote by proxy and ensure your shares are represented at the special meeting. If you want to vote in person at the special meeting, you must provide a proxy executed in your favor from your bank, broker or other nominee. For more information on how to vote your shares, please see the section titled "The Special Meeting of BHS Shareholders—Voting of Proxies by Holders of Record" beginning on page 37.

Q:    What happens if I do not vote or submit a proxy, or do not instruct my bank, broker or other nominee to vote, or abstain from voting?

A:
If you fail to submit a proxy or attend the meeting in person, it will be more difficult for us to obtain the necessary quorum to hold the special meeting. In addition, your failure to submit a proxy or to vote in person, your failure to instruct your bank, broker or other nominee how to vote, or your abstention from voting, will have the same effect as a vote AGAINST the proposal to approve the merger agreement, the merger and the plan.

Q:    What constitutes a quorum for the special meeting?

A:
A majority of the shares of BHS common stock issued and outstanding and entitled to vote at the special meeting being present constitutes a quorum for the purpose of considering the proposals to be voted upon at the special meeting.

Q:    What should I do if I want to change my vote?

A:
If you submit your proxy through the Internet, by telephone or by mail, you may revoke your proxy at any time before the vote is taken at the special meeting in any one of the following ways:

•
through the Internet or by telephone before the deadlines for voting described above;

•
by submitting a later-dated proxy by mail that is actually received by the BHS Corporate Secretary prior to the special meeting;

•
by sending written notice of revocation to the BHS Corporate Secretary that is actually received by the BHS Corporate Secretary prior to the special meeting; or

•
by voting in person at the special meeting.

  Your attendance at the special meeting does not automatically revoke your proxy. If you are not a registered shareholder, but instead hold your shares in "street name" through a bank, broker or other nominee, the above-described options for revoking your proxy do not apply. Instead, you will need to follow the instructions provided to you by your bank, broker or other nominee in order to revoke your proxy and submit new voting instructions.

Q:    What happens if I sell my shares after the record date but before the special meeting?

A:
The record date of the special meeting is earlier than the date of the special meeting and the date that the merger is expected to be completed. If you transfer your shares of BHS after the record date but before the date of the special meeting, you will retain your right to vote at the special meeting (provided that such shares remain outstanding on the date of the special meeting), but you will not have the right to receive the merger consideration to be received by BHS shareholders in the merger. In order to receive the merger consideration, you must hold your shares through completion of the merger. Once you properly submit a form of election and related documentation as required thereby, selecting the type of consideration you wish to receive in the merger, you may not be able to transfer your shares unless you subsequently revoke your election in accordance with the instructions set by the exchange agent to receive your shares prior to the election deadline.

Q:    Who may attend the special meeting?

A:
BHS shareholders as of the record date (or their authorized representatives) and invited guests of BHS may attend the special meeting. Verification of share ownership will be required at the meeting. If you own your shares in your own name or hold them through a broker (and can provide documentation showing ownership such as a letter from your broker or a recent account statement) at the close of business on the record date (March 31, 2010), you will be permitted to attend the special meeting. Shareholders may call the BHS corporate office at (972) 871-3500 to obtain directions to the The Westin Dallas Fort Worth Airport, 4545 West John Carpenter Freeway, Irving, Texas 75063.

Q:    Will a proxy solicitor be used?

A:
Yes. BHS has retained Georgeson Inc. to assist in the distribution and solicitation of proxies for the special meeting and will pay Georgeson Inc. a fee of $8,500 plus reimbursement of out-of-pocket expenses. In addition, BHS's directors, officers and employees may solicit proxies in person or by telephone, e-mail, facsimile transmission or other means of communication, but no additional compensation will be paid to them.

Q:    Who should I call with questions?

A:
BHS shareholders should call Georgeson Inc., BHS's proxy solicitor, toll-free at 1-800-509-1297 or collect at 212-440-9800 with any questions about the merger and the other matters to be voted on at the special meeting, or to obtain additional copies of this proxy statement/prospectus or additional proxy cards. BHS shareholders should call MacKenzie Partners Inc., the information agent for the merger, toll free at 800-322-2885 or collect at 212-929-5500 with any questions relating to the election materials or to obtain additional copies of the form of election and related materials, which are being sent to you separately (but concurrently with this proxy statement/prospectus and proxy card).

SUMMARY

        This summary highlights selected information from this proxy statement/prospectus. It may not contain all of the information that is important to you. You are urged to carefully read the entire proxy statement/prospectus and the other documents referred to in this proxy statement/prospectus because the information in this section does not provide all the information that might be important to you with respect to the merger agreement, the merger and the other matters being considered at the special meeting. See "Where You Can Find More Information" beginning on page 112. Each item in this summary refers to the page of this proxy statement/prospectus on which that subject is discussed in more detail.

 Information about the Companies (page 34)

  Tyco International Ltd.

        Tyco International Ltd. is a diversified, global company that provides products and services to customers in various countries throughout the world. Tyco is a leading provider of security products and services, fire protection and detection products and services, valves and controls and other industrial products. As of September 25, 2009, Tyco employed approximately 106,000 people worldwide. Tyco's registered and principal office is located at Freier Platz 10, CH-8200 Schaffhausen, Switzerland and its telephone number is +41 52 633 02 44. Its management office in the United States is located at 9 Roszel Road, Princeton, New Jersey 08540.

        Additional information about Tyco and its subsidiaries is included in documents incorporated by reference into this proxy statement/prospectus. For further information, please see the section titled "Where You Can Find More Information" beginning on page 112.

  Barricade Merger Sub, Inc.

        Barricade Merger Sub, Inc. is a wholly owned subsidiary of Tyco. Merger Sub has not carried on any activities to date, other than activities incidental to its formation or undertaken in connection with the transactions contemplated by the merger. The principal executive offices of Merger Sub are located at 9 Roszel Road, Princeton, New Jersey 08540.

  Brink's Home Security Holdings, Inc.

        Brink's Home Security Holdings, Inc. is a Virginia corporation formed in 2008 in connection with the spin-off from its former parent, The Brink's Company. From 1983 up until the spin-off from The Brink's Company, the operations of BHS were conducted through a wholly owned subsidiary of The Brink's Company. BHS is one of the premier providers of security system monitoring services for residential and commercial properties in North America. BHS's principal executive offices are located at 8880 Esters Boulevard, Irving, Texas 75063, and its telephone number is (972) 871-3500.

        Additional information about BHS and its subsidiaries is included in documents incorporated by reference into this proxy statement/prospectus. For further information, please see the section titled "Where You Can Find More Information" beginning on page 112.

The Merger (page 40)

        Tyco and BHS agreed to the acquisition of BHS by Tyco under the terms of the merger agreement that is described in this proxy statement/prospectus. In the merger, BHS will merge with and into Merger Sub, a wholly owned subsidiary of Tyco. Following the merger, Merger Sub will continue as the surviving entity and a wholly owned subsidiary of Tyco. However, in the event that the trading price of Tyco common shares were to decrease to a level such that the value of the total share consideration to be received by BHS shareholders represented less than 40% of the value of the overall merger consideration to be received by BHS shareholders, the merger would be restructured so that Merger

Sub or its subsidiary would merge with and into BHS, with BHS as the surviving entity of the merger and a wholly owned subsidiary of Tyco. The merger agreement is attached as Annex A to this proxy statement/prospectus, and both Tyco and BHS encourage you to read it carefully and in its entirety because it is the legal document that governs the merger.

Merger Consideration (page 73)

        In the merger, each share of BHS common stock, other than shares owned by Tyco, BHS or any of their respective subsidiaries (which will be cancelled), will be converted into the right to receive, at the election of the BHS shareholder (subject to certain proration and reallocation procedures described below), either (1) $42.50 in cash, without interest, (2) Tyco common shares equal to the exchange ratio, which is calculated by dividing $42.50 by Tyco's 10-day VWAP (and rounding to the nearest ten-thousandth of a share) or (3) a mixed combination of $12.75 in cash, without interest, and a fraction of a Tyco common share equal to $29.75 divided by Tyco's 10-day VWAP (rounded to the nearest ten-thousandth of a share). The calculation of the stock portion of the consideration in the merger is, however, subject to a collar if Tyco's 10-day VWAP is equal to or greater than $40.29 or less than or equal to $32.97, as the case may be, such that the exchange ratio will be fixed at 1.0549 if equal to or greater than $40.29 or 1.2891 if less than or equal to $32.97, in the event that a BHS shareholder elects to receive all shares, and will be, with respect to the stock consideration, fixed at 0.7384 if equal to or greater than $40.29 or 0.9023 if less than or equal to $32.97, in the event that a BHS shareholder elects to receive the mixed consideration of both cash and shares as described in (3) above.

        If the application of the applicable exchange ratio to all shares in respect of which a BHS shareholder has elected to receive stock would cause such shareholder to receive a fraction of a Tyco common share, such shareholder will instead receive in lieu of such fractional share cash with a value based on Tyco's 10-day VWAP equal to the value of a fractional Tyco common share.

        In the event that the cash consideration to be paid to BHS shareholders exceeds the available cash amount, BHS shareholders making an all cash election will be subject to proration and adjustment to receive a mix of cash and shares for their shares of BHS common stock in amounts that allow as closely as practicable the overall cash consideration to be paid by Tyco to be capped at the available cash amount. Until the election deadline (currently set at 5:00 p.m., New York time, on May 7, 2010) has passed and Tyco and the exchange agent have been able to determine the extent to which such proration and adjustment, if any, will be made, BHS shareholders making an all cash election will not know the number of Tyco common shares that they may receive in lieu of cash.

Treatment of BHS Options and Other Equity Awards (page 74)

        Stock Options.    Upon completion of the merger, each outstanding BHS stock option to acquire BHS common stock, other than BHS stock options that may be granted by BHS between the signing of the merger agreement and closing of the merger (which will remain subject to the vesting terms specified in the applicable award agreement), will automatically vest and become fully exercisable and will convert into an option to purchase a number of Tyco common shares equal to the product of (x) the number of shares of BHS common stock underlying such stock option prior to conversion and (y) the exchange ratio applicable to a BHS shareholder making an all share election in connection with the merger. The exercise price per share applicable to each converted BHS stock option will be equal to the exercise price of such stock option prior to conversion divided by the applicable exchange ratio. Apart from these adjustments, all other pre-conversion terms of the converted BHS stock options will continue to apply.

        Restricted Stock Units.    Immediately prior to the completion of the merger, each outstanding BHS restricted stock unit award that has not lapsed will become fully vested and will, upon completion of the merger, convert into a restricted stock unit with respect to a number of Tyco common shares equal to the product of (x) the number of shares of BHS common stock underlying such restricted stock unit prior to conversion and (y) the exchange ratio applicable to a BHS shareholder making an all share election in connection with the merger. Apart from the foregoing adjustment, all other pre-conversion terms of the converted restricted stock unit will continue to apply.

        Deferred Share Units.    Upon completion of the merger, each outstanding BHS deferred share unit will convert into, at Tyco's option, either (1) a right to receive a number of Tyco common shares equal to the product of (x) the number of shares of BHS common stock subject to such deferred unit prior to conversion and (y) the exchange ratio applicable to a BHS shareholder making an all share election in connection with the merger, deliverable when the corresponding BHS deferred share would have been deliverable, or (2) a right to receive an account under Tyco's supplemental retirement plan with a notional balance equal to the product of (x) the number of shares of BHS common stock subject to such deferred unit prior to conversion and (y) $42.50, with the actual payment under the plan payable to the executive at the time the corresponding BHS deferred share would have been deliverable.

Risk Factors (page 27)

        There are risks associated with the merger, which are described in the section titled "Risk Factors" beginning on page 27. You should carefully read and consider these risks, which include, without limitation, the following:

  •
  because the market price of Tyco common shares will fluctuate, you cannot be assured of the market value of Tyco common shares that you will receive in the merger;

  •
  to the extent you elect to receive all cash in the merger but the amount of cash to be paid in the merger otherwise would exceed the available cash amount, you will receive a consideration mix different from that which you elected;

  •
  the merger is subject to the approval of BHS shareholders; and

  •
  directors and executive officers of BHS have interests in the merger that are different from, or in addition to, the interests of BHS shareholders generally.

Special Meeting of BHS Shareholders (page 35)

        Date, Time and Place.    The special meeting of BHS shareholders will be held on May 12, 2010 at 9:30 a.m., local time, at The Westin Dallas Fort Worth Airport, 4545 West John Carpenter Freeway, Irving, Texas 75063.

        Purpose.    At the special meeting, BHS shareholders will be asked to consider and vote upon the proposal to:

  •
  approve the merger agreement, the merger and the plan; and

  •
  adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there is an insufficient number of votes at the time of such adjournment to approve the merger agreement, the merger and the plan.

        Record Date and Quorum.    Only holders of record of BHS common stock at the close of business on March 31, 2010, the record date, are entitled to notice of and to vote at the special meeting and any adjournment or postponement thereof. You will have one vote for each share of BHS common stock that you owned on the record date. As of the record date, there were 45,872,480 shares of BHS common stock outstanding and entitled to vote at the special meeting. A majority of the shares of BHS common stock issued and outstanding and entitled to vote at the special meeting being present constitutes a quorum for the purpose of considering the proposals to be voted upon at the special meeting.

        Vote Required.    BHS cannot complete the merger unless the merger agreement, the merger and the plan are approved by the affirmative vote of the holders of a majority of the outstanding shares of BHS common stock entitled to vote at the special meeting. The proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there is an insufficient number of votes at the time of such adjournment to approve the merger agreement, the merger and the plan, must be approved by the affirmative vote of the holders of a majority of the votes cast at the special meeting on such proposal.

BHS's Reasons for the Merger; Recommendation of the BHS Board of Directors (page 49)

        The BHS board has unanimously (i) adopted and approved the merger agreement and the transactions contemplated thereby and (ii) determined that it is in the best interests of BHS and its shareholders, and declared it advisable, to enter into the merger agreement. The BHS board unanimously recommends that the shareholders of BHS vote "FOR" the proposal to approve the merger agreement, the merger and the plan and "FOR" the proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there is an insufficient number of votes at the time of such adjournment to approve the merger agreement, the merger and the plan.

        In determining whether to adopt and approve the merger agreement and the transactions contemplated thereby, the BHS board considered the factors described under "The Merger—BHS's Reasons for the Merger; Recommendation of the BHS Board of Directors" beginning on page 49.

        The BHS board makes no recommendation as to whether or to what extent any BHS shareholder should elect to receive cash consideration, share consideration, or the combination of cash and share consideration described in this proxy statement/prospectus, in the merger.

Opinion of BHS's Financial Advisor (page 53)

        In connection with the merger, the BHS board received an opinion, dated January 18, 2010, from Morgan Stanley & Co. Incorporated, which we refer to in this proxy statement/prospectus as Morgan Stanley, as to the fairness, from a financial point of view and as of the date of the opinion, of the merger consideration to be received by holders of shares of BHS common stock pursuant to the merger agreement. The full text of Morgan Stanley's written fairness opinion, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, is attached as Annex C to this proxy statement/prospectus. The opinion was directed to the BHS board and addresses only the fairness from a financial point of view of the merger consideration to be received by the holders of shares of BHS common stock pursuant to the merger agreement as of the date of the opinion. The opinion does not address any other aspect of the merger and does not constitute a recommendation to any BHS shareholder as to how to vote or act on any matter with respect to the merger.

Interests of Certain Persons in the Merger (page 61)

        BHS's executive officers and directors have financial interests in the merger that are different from, or in addition to, their interests as BHS shareholders generally. The independent members of the BHS board were aware of and considered these interests, among other matters, in evaluating the merger agreement, the merger and the plan, and in recommending that the BHS shareholders approve the merger agreement, the merger and the plan.

        Each of BHS's executive officers are parties to change in control employment agreements with BHS, which provide severance and other benefits in the case of qualifying terminations of employment following a change in control, including completion of the merger. In addition, for BHS's executive officers and non-employee directors, the completion of the merger will result in, among other things, the immediate vesting of certain outstanding BHS equity awards and the conversion of unexercised BHS stock options and other equity-based awards into stock options and other equity-based awards of Tyco, other than BHS stock options that may be granted by BHS between the signing of the merger agreement and closing of the merger (which will remain subject to the vesting terms specified in the applicable award agreement). BHS's officers and directors also have rights to indemnification and directors' and officers' liability insurance that will survive completion of the merger.

        For further information, including a discussion of the approximate value of the potential benefits that could be received by the executive officers and the directors of BHS upon completion of the merger, please see "The Merger—Interests of Certain Persons in the Merger" beginning on page 61.

Regulatory Approvals Required for the Merger (page 66)

        Tyco and BHS have agreed to use their reasonable best efforts to obtain all governmental and regulatory approvals required to complete the transactions contemplated by the merger agreement. These approvals include approval under, or notices pursuant to, the HSR Act. Under the HSR Act and the rules promulgated by the Federal Trade Commission (the "FTC"), the merger may not be completed until (1) certain information and materials are furnished to the Department of Justice (the "DOJ") and the FTC and (2) the applicable waiting period under the HSR Act is terminated or expires. Tyco and BHS filed the required HSR notification and report forms with the FTC on February 2, 2010, and the applicable waiting period expired at 11:59 p.m., Eastern time, on March 4, 2010.

        Tyco and BHS also intend to make all required filings under the Securities Act and the Exchange Act relating to the merger, and obtain all other approvals and consents which may be necessary to give effect to the merger.

Appraisal Rights (page 67)

        Under Virginia law, BHS shareholders do not have any appraisal rights with respect to the shares of BHS common stock they hold in connection with the merger.

NYSE Listing of Tyco Common Shares (page 72)

        Tyco's common shares currently trade on the NYSE under the stock symbol "TYC". It is a condition to completion of the merger that the Tyco common shares to be issued by Tyco to BHS shareholders in connection with the merger be approved for listing on the NYSE, subject to official notice of issuance. Tyco has agreed to use its reasonable best efforts to cause the Tyco common shares issuable in connection with the merger, including those shares to be reserved for issuance upon the exercise or conversion of equity awards described above, to be authorized for listing on the NYSE and expects to obtain the NYSE's approval to list such shares prior to completion of the merger, subject to official notice of issuance.

Delisting and Deregistration of BHS Common Stock (page 72)

        Shares of BHS common stock currently trade on the NYSE under the stock symbol "CFL." Upon completion of the merger, all shares of BHS common stock will cease to be listed for trading on the NYSE and will be deregistered under the Exchange Act.

 Conditions to the Merger (page 85)

        The obligations of each of BHS and Tyco to complete the merger are subject to the satisfaction or waiver of the following conditions:

  •
  the merger agreement having been approved by the required vote of the BHS shareholders;

  •
  no temporary restraining order, preliminary or permanent injunction, or other order or legal restraint or prohibition preventing the consummation of the merger being in effect;

  •
  no law having been enacted, entered, or enforced which prevents or prohibits the consummation of the merger;

  •
  the expiration or termination of the applicable waiting period under the HSR Act (which waiting period expired at 11:59 p.m., Eastern time, on March 4, 2010);

  •
  the registration statement on Form S-4 (of which this proxy statement/prospectus forms a part) having been declared effective and not being subject to any stop order or proceeding seeking a stop order; and

  •
  the approval of listing on the NYSE of Tyco common shares deliverable to BHS shareholders as consideration in the merger, subject to official notice of issuance.

        In addition, BHS's obligation to complete the merger is subject to the following conditions:

  •
  the continued accuracy of the representations and warranties made by Tyco and Merger Sub under the merger agreement, subject to certain materiality qualifications and limitations described in further detail on page 86;

  •
  Tyco and Merger Sub having complied in all material respects with their respective agreements, obligations and covenants under the merger agreement; and

  •
  BHS having received an opinion of its tax counsel to the effect that, for U.S. federal income tax purposes the merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and (ii) each of Tyco, Merger Sub and BHS will be "a party to a reorganization" within the meaning of Section 368(b) of the Code, subject to limited exceptions described in further detail on page 86.

        The obligation of Tyco and Merger Sub to complete the merger is subject to the following conditions in addition to those described above:

  •
  the continued accuracy of the representations and warranties made by BHS under the merger agreement, subject in certain instances to materiality qualifications and limitations described in further detail on page 85;

  •
  BHS having complied in all material respects with its agreements, obligations and covenants under the merger agreement; and

  •
  Tyco having received an opinion of its tax counsel to the effect that, for U.S. federal income tax purposes, (i) the merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and (ii) each of Tyco, Merger Sub and BHS will be "a party to a reorganization" within the meaning of Section 368(b) of the Code, subject to limited exceptions described in further detail on page 85.

Expected Timing of the Merger (page 67)

        Tyco and BHS currently expect to complete the merger on or about May 14, 2010, subject to the receipt of required shareholder approvals and the satisfaction or waiver of the other conditions to completion of the merger. In the event that the closing date is moved to a later date, Tyco will publicly announce this change as soon as reasonably practicable (but in no event later than seven business days prior to the newly scheduled closing date).

No Solicitation of Offers by BHS (page 82)

        The merger agreement contains detailed provisions that restrict BHS, its subsidiaries and their respective representatives from soliciting, initiating or knowingly encouraging, or taking other actions intended to facilitate, the submission of any other takeover proposal. The merger agreement also contains restrictions on BHS, its subsidiaries and their respective representatives from participating in any discussions or negotiations regarding any other takeover proposal. The merger agreement does not, however, prohibit the BHS board from considering and recommending to BHS shareholders an alternative transaction with a third party if specified conditions are met, including the payment of the termination fee required by the merger agreement.

Termination of Merger Agreement (page 86)

        The merger agreement may be terminated at any time prior to the completion of the merger by mutual consent of BHS and Tyco. The merger agreement may also be terminated by either BHS or Tyco if:

  •
  any injunction or restraint preventing the merger is final and non-appealable and the party seeking to terminate used its required efforts to prevent such final, non-appealable order;

  •
  the merger does not close by October 31, 2010 (which date would have been extended if the expiration or termination of the HSR waiting period occurred within 50 days prior to such date to a date that was 75 days from the date of the expiration or termination (but not beyond January 14, 2011)), unless the party seeking to terminate has breached the merger agreement and such breach caused the failure of the closing to occur by such time; or

  •
  BHS shareholders do not approve the merger at the special meeting.

        Tyco may terminate the merger agreement if:

  •
  BHS has breached any of its representations, warranties or obligations (which breach is not cured within 30 days' notice thereof), such that the applicable conditions to Tyco's obligations to close would not be satisfied (provided that Tyco is not then in material breach of the merger agreement);

  •
  the BHS board changes or modifies its recommendation of the merger, provided that Tyco must exercise this right to terminate within 5 business days of the change or modification of the recommendation;

  •
  BHS has willfully and materially breached its obligations under the non-solicitation provisions of the merger agreement;

  •
  a tender offer or exchange offer for 10% or more of the outstanding shares of BHS common stock is commenced and the BHS board recommends that its shareholders tender their shares in such offer (or fails to recommend that its shareholders reject the offer within the 10 business day period specified under the federal securities laws); or

  •
  the BHS board recommends, accepts or agrees to an alternative takeover proposal.

        BHS may terminate the merger agreement if:

  •
  Tyco or Merger Sub have breached any of their representations, warranties or obligations (which breach is not cured within 30 days' notice thereof), such that the applicable conditions to BHS's obligations to close would not be satisfied (provided that BHS is not then in material breach of the merger agreement);

  •
  it does so prior to its shareholders approving the merger in order to enter into an agreement relating to a "superior proposal" (as defined in the merger agreement and described in further detail in the section titled "The Merger Agreement—No Solicitation of Offers by BHS" beginning on page 82), provided that BHS has not willfully and materially breached any of the non-solicitation provisions of the merger agreement and has complied in all material respects with certain non-solicitation provisions of the merger agreement with respect to such superior proposal, including those relating to Tyco's right to propose amendments to the merger agreement so that such takeover proposal would no longer constitute a superior proposal and the payment by BHS of the termination fee; or

  •
  all mutual closing conditions and Tyco's and Merger Sub's applicable closing conditions have been satisfied and Tyco and Merger Sub have failed to consummate the merger within five business days of all such conditions being satisfied.

Termination Fees and Expenses (page 87)

        BHS has agreed to pay Tyco a termination fee of $45 million if the merger agreement is terminated:

  •
  by BHS in connection with BHS entering into an agreement relating to a superior proposal;

  •
  by Tyco due to the BHS board (1) effecting a change in recommendation with respect to the merger (other than due to an "intervening event" (as defined in the merger agreement and described in further detail in the section titled "The Merger Agreement—No Solicitation of Offers by BHS" beginning on page 82)), (2) recommending, accepting or agreeing to an alternative takeover proposal or (3) recommending that the BHS shareholders tender (or failing to recommend that they reject tendering) their shares in connection with any tender offer or exchange offer for 10% or more of the outstanding shares of BHS's common stock;

  •
  by (1) either BHS or Tyco upon the failure to obtain the approval of the BHS shareholders at the special meeting (and no change in recommendation due to an intervening event has been made prior to the date of the special meeting) or (2) Tyco upon a willful and material breach by BHS of the non-solicitation provisions of the merger agreement, and both (x) prior to the BHS special meeting at which the merger is not approved, an alternative takeover proposal has been made and not withdrawn and (y) within 12 months of such termination, BHS enters into a definitive agreement with respect to, or otherwise consummates, an alternative takeover proposal involving the acquisition of a majority of BHS's common stock, assets or revenues; or

  •
  by (1) either BHS or Tyco due to the failure of the merger to close by October 31, 2010 (as such time may be extended as described in further detail in the section titled "The Merger Agreement—Termination of Merger Agreement" on page 86); or (2) Tyco due to the breach by BHS of any of its representations, warranties or obligations under the merger agreement giving rise to a failure of Tyco's conditions to closing to be satisfied and both (x) prior to October 31, 2010 or the date of such termination due to BHS's breach, as applicable, an alternative takeover proposal has been made and not been withdrawn and (y) within 12 months of such termination, BHS enters into a definitive agreement with respect to, or otherwise consummates, an alternative takeover proposal involving the acquisition of a majority of BHS's common stock, assets or revenues.

        BHS has also agreed to pay Tyco a termination fee of $87.5 million if (1) Tyco terminates the merger agreement in connection with the BHS board having made a change in its recommendation of the merger due to an intervening event or (2) if Tyco or BHS terminates the merger agreement where the BHS shareholders fail to approve the merger at the special meeting and the BHS board has made a change in its recommendation due to an intervening event prior to the time of the meeting.

Accounting Treatment (page 67)

        In accordance with accounting principles generally accepted in the United States, or GAAP, Tyco will account for the merger using the acquisition method of accounting for business combinations.

Material U.S. Federal Income Tax Consequences of the Merger (page 67)

        Tyco and BHS expect that, for U.S. federal income tax purposes, the merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and that each of Tyco, Merger Sub and BHS will be "a party to a reorganization" within the meaning of Section 368(b) of the Code. Subject to the limited exceptions described in further detail on pages 85 and 86, it is a condition to completion of the merger that each of Tyco and BHS receives an opinion from its legal counsel to that effect.

        In the event that the trading price of Tyco common shares were to decrease to a level such that the value of the total stock consideration to be received by BHS shareholders represents less than 40% of the value of the overall merger consideration to be received by BHS shareholders, the merger would be restructured so that Merger Sub or its subsidiary would merge with and into BHS, with BHS as the surviving entity of the merger and a wholly-owned subsidiary of Tyco. Upon such restructuring, the merger would no longer qualify as a "reorganization" within the meaning of Section 368(a) of the Code.

        BHS shareholders are urged to read the discussion in the section titled "The Merger—Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 67 of this proxy statement/prospectus and to consult their tax advisors as to the U.S. federal income tax consequences of the transaction, as well as the effects of state, local and non-U.S. tax laws.

Comparative Rights of Shareholders (page 95)

        The rights of BHS shareholders are currently governed by the BHS articles of incorporation, the BHS bylaws and Virginia law. BHS shareholders who elect or who are deemed to have elected to receive a portion of the merger consideration in Tyco common shares will become shareholders of Tyco upon completion of the merger. Thereafter, their rights will be governed by the Tyco articles of association, the Tyco organizational regulations and Swiss law. As a result, these BHS shareholders will have different rights once they become shareholders of Tyco due to the differences in the governing documents and laws of Tyco and BHS. The key differences are described in the section titled "Comparison of Rights of Tyco Shareholders and BHS Shareholders" beginning on page 95 of this proxy statement/prospectus.

COMPARATIVE HISTORICAL AND PRO FORMA PER SHARE DATA

        The following table contains certain historical per share data of Tyco and BHS and combined per share data on an unaudited pro forma basis as if the merger had become effective as of the beginning of the earliest period presented, and after giving effect to the merger using the purchase method of accounting. The pro forma amounts presented assume that 70% of the merger consideration is in the form of Tyco common shares (with the remainder in the form of cash) and that 0.8032 Tyco common shares are issued in exchange for each share of BHS common stock outstanding on the date the merger agreement was signed. The exchange ratio is the same ratio that would have applied for a BHS shareholder electing mixed consideration based on Tyco's 10-day VWAP ending on March 29, 2010.

        The full year unaudited pro forma combined per share data was derived from financial information of Tyco as of and for its fiscal year ended September 25, 2009 and combines the financial information of BHS as of and for the 12-month period ended September 30, 2009. The unaudited pro forma combined per share data for the quarter ended December 25, 2009 was derived from financial information of Tyco as of and for its fiscal first quarter ended December 25, 2009 and combines the financial information of BHS as of and for the 3-month period ended December 31, 2009. The information in the table should be read in conjunction with the historical financial statements of Tyco and BHS and related notes, which are incorporated by reference in this proxy statement/prospectus. The unaudited pro forma data is based on estimates and assumptions that Tyco and BHS believe are reasonable. It is not necessarily indicative of the consolidated financial position, results of operations in future periods or the results that actually would have been realized had Tyco and BHS been a combined company as of the beginning of the earliest period presented.

	As of and for the Quarter Ended December 25, 2009	As of and for the Year Ended September 25, 2009
Tyco
Income (loss) from continuing operations per share attributable to Tyco common shareholders—basic:
Historical	$0.64	$(3.87)
Pro forma	$0.61	$(3.55)
Income (loss) from continuing operations per share attributable to Tyco common shareholder—diluted:
Historical	$0.63	$(3.87)
Pro forma	$0.60	$(3.55)
Cash dividends per common share(1):
Historical	$0.23	$0.84
Pro forma	$0.23	$0.84
Book value per common share:
Historical	$27.76	$27.30
Pro forma	$28.51	$28.08
BHS
Income (loss) from continuing operations per share attributable to BHS common shareholders—basic:
Equivalent Pro forma(2)	$0.49	$(2.85)
Income (loss) from continuing operations per share attributable to BHS common shareholder—diluted:
Equivalent Pro forma(2)	$0.48	$(2.85)
Cash dividends per common share:
Equivalent Pro forma	$0.18	$0.67
Book value per common share:
Equivalent Pro forma(2)	$22.90	$22.55

(1)
Beginning in Tyco's second fiscal quarter of 2009, Tyco has made dividend payments in the form of capital reductions, which are denominated in Swiss francs and have the effect of reducing the par value of each of Tyco's registered shares. Amounts in the table above represent the U.S. dollar equivalent of such dividends.

(2)
BHS equivalent pro forma amounts per share are calculated by multiplying the Tyco pro forma share amounts by the assumed exchange ratio of 0.8032 for a BHS shareholder making a mixed stock and cash election, based on Tyco's 10-day VWAP ending on March 29, 2010. For a shareholder making an all-stock election, the equivalent exchange ratio would have been 1.1474 and the exchange ratio for a shareholder making an all-cash election subject to pro ration and adjustment is unknown.

COMPARATIVE PER SHARE MARKET PRICE DATA

        Tyco common shares and BHS common stock are listed on the NYSE under the symbols "TYC" and "CFL," respectively. The following table shows the closing sales prices of the Tyco common shares and BHS common stock as reported on the NYSE on January 15, 2010, the last trading day before the merger agreement was announced, and on April 5, 2010.

        In addition, the table shows the implied value of the merger consideration proposed for each share of BHS common stock electing to receive share consideration, which was calculated by multiplying the closing price on the NYSE of a share of Tyco common shares as of the specified date by the exchange ratio applicable to such electing shares. This table also shows the implied value of the merger consideration proposed for each share of BHS common stock electing to receive mixed cash and share consideration, which was calculated by adding $12.75 to the product of the closing price on the NYSE of Tyco common shares as of the specified date by the exchange ratio applicable to such mixed consideration electing shares.

        As discussed in "The Merger Agreement—Merger Consideration" beginning on page 73, the Tyco common share value to be used to determine the actual merger consideration will be based on the volume weighted average trading price of Tyco common shares for the ten consecutive trading days ending on the fifth full trading day prior to the effective time of the merger, which we refer to in this proxy statement/prospectus as Tyco's 10-day VWAP.

	Tyco Common Shares	BHS Common Stock	Merger Consideration per share of BHS (All Share Election)		Merger Consideration per share of BHS (Mixed Cash and Share Election)
January 15, 2010	$37.54	$31.42	$44.29	(1)	$43.76	(2)
April 5, 2010	$39.23	$42.74	$45.01	(1)	$44.26	(2)

(1)
The 10-day volume weighted average trading price of Tyco common shares as of January 11, 2010, which is the last of the 10 consecutive trading days ending on the fifth full trading day prior to the date of the merger announcement, was $36.02 and the 10-day volume weighted average trading price of Tyco common shares as of March 29, 2010, which is the last of the 10 consecutive trading days ending on the fifth full trading day prior to April 6, 2010, was $37.04. $42.50 was divided by these share prices to calculate the exchange ratios of 1.1799 and 1.1474, respectively. The merger consideration as of January 18, 2010 for a BHS shareholder making an all share election is the product of the closing price on the NYSE on January 15, 2010, $37.54, multiplied by the exchange ratio of 1.1799, which is equal to approximately $44.29. The merger consideration as of April 6, 2010 for a BHS shareholder making an all share election is the product of the closing price on the NYSE on April 5, 2010, $39.23, multiplied by the exchange ratio of 1.1474, which is equal to approximately $45.01. As demonstrated by these examples, even when Tyco's 10-day VWAP is within the upper and lower limits of the collar, the precise value of the merger consideration received by a BHS shareholder receiving Tyco common shares will fluctuate and may be above or below $42.50 due to the potential difference in value between Tyco's 10-day VWAP and the market price of Tyco common shares when received by such shareholder a number of trading days later upon closing of the merger.

(2)
The 10-day volume weighted average trading price Tyco of common shares as of January 11, 2010, which is the last of the 10 consecutive trading days ending on the fifth full trading day prior to the date of the merger announcement, was $36.02 and the 10-day volume weighted average trading price of Tyco common shares as of March 29, 2010, which is the last of the 10 consecutive trading days ending on the fifth full trading day prior to April 6, 2010, was $37.04. $29.75 was divided by these share prices to calculate the exchange ratios of 0.8259 and 0.8032, respectively. The merger consideration as of January 18, 2010 for a BHS shareholder making a mixed cash and share election is $12.75 plus the product of the closing price on the NYSE on January 15, 2010, $37.54, multiplied by the exchange ratio of 0.8259, which is equal to approximately $43.76. The merger consideration as of April 6, 2010 for a BHS shareholder making a mixed cash and share election is $12.75 plus the product of the closing price on the NYSE on April 5, 2010, $39.23, multiplied by the exchange ratio of 0.8032, which is equal to approximately $44.26. As demonstrated by these examples, even when Tyco's 10-day VWAP is within the upper and lower limits of the collar, the precise value of the merger consideration received by a BHS shareholder receiving a mixture of cash and Tyco common shares will fluctuate and the value of the shares received may be above or below $29.75 due to the potential difference in value between Tyco's 10-day VWAP and the market price of Tyco common shares when received by such shareholder a number of trading days later upon closing of the merger.

SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA OF TYCO

        The following table sets forth selected consolidated financial data of Tyco. This data is derived from Tyco's Consolidated Financial Statements for the five years ended September 25, 2009, September 26, 2008, September 28, 2007, September 29, 2006 and September 30, 2005, respectively, and the unaudited quarterly financial statements for the three months ended December 25, 2009 and December 26, 2008, which in the opinion of management include all adjustments necessary for fair statement of the results for the unaudited interim periods. This selected financial data should be read in conjunction with Tyco's Consolidated Financial Statements and related Notes included elsewhere in Tyco's Annual Report on Form 10-K for the fiscal year ended September 25, 2009 and Tyco's quarterly report on Form 10-Q for the quarter ended December 25, 2009, each of which is incorporated by reference in this proxy statement/prospectus. See "Where You Can Find More Information" beginning on page 112.

	For the Quarters Ended		For Fiscal
	December 25, 2009	December 26, 2008	2009(3)	2008(4)	2007(5)	2006(6)	2005(7)
	(in millions, except per share data)
Consolidated Statements of Operations Data:
Net revenue	$4,246	$4,426	$17,237	$20,199	$18,477	$17,066	$16,385
Income (loss) from continuing operations attributable to Tyco common shareholders(1)	302	272	(1,829)	1,096	(2,520)	818	575
Net income (loss) attributable to Tyco common shareholders(1)	302	277	(1,794)	1,554	(1,738)	3,591	3,096
Basic earnings per share attributable to Tyco common shareholders(1)(2):
(Loss) income from continuing operations	0.64	0.57	(3.87)	2.26	(5.10)	1.62	1.14
Net (loss) income	0.64	0.59	(3.80)	3.21	(3.52)	7.11	6.14
Diluted earnings per share attributable to Tyco common shareholders(1)(2):
(Loss) income from continuing operations	0.63	0.57	(3.87)	2.25	(5.10)	1.59	1.11
Net (loss) income	0.63	0.58	(3.80)	3.19	(3.52)	6.95	5.85
Cash dividends per share(8)	0.23	0.20	0.84	0.65	1.60	1.60	1.25
Consolidated Balance Sheet Data (End of Year)(9):
Total assets	$25,601	$27,384	$25,553	$28,804	$32,815	$63,011	$62,465
Long-term debt	4,506	4,132	4,029	3,709	4,080	8,856	10,077
Total Tyco shareholders' equity(1)	13,188	14,894	12,941	15,494	15,624	35,387	32,619

(1)
In its first fiscal quarter of 2010, Tyco adopted the authoritative guidance for noncontrolling interests. The guidance, which is required to be adopted retrospectively, requires companies to reclassify noncontrolling interests (previously reported as minority interest) to a separate component of equity within the balance sheets, and further requires that net income (loss) reported on the statements of operations include noncontrolling interest in subsidiaries net income. Income (loss) attributable to Tyco common shareholders and noncontrolling interests in subsidiaries net income (loss) are reported separately. Previously, noncontrolling interests in subsidiaries net income (loss) were reported as minority interests. Earnings per share computations under the guidance continue to be based upon net (loss) income attributable to Tyco common shareholders, so the guidance has no impact on previously reported earnings per share. The effects of retrospectively adopting the authoritative guidance are not material to previously issued annual or interim financial statements, and previously issued financial statements have not been recast. However, income (loss) from continuing operations attributable to Tyco common shareholders, net income (loss) attributable to Tyco common shareholders and total Tyco shareholders' equity for the five years ended September 25, 2009, September 26, 2008, September 28, 2007, September 29, 2006 and September 30, 2005 presented in the table above have been adjusted from those previously reported in Tyco's Form 10-K for the fiscal year ended September 25, 2009 to conform to the presentation for the quarters ended December 25, 2009 and December 26, 2008. Tyco will adjust amounts previously reported in annual and interim financial statements on a prospective basis.

(2)
In its first fiscal quarter of 2010, Tyco adopted the authoritative guidance for determining whether instruments granted in share-based payment transactions are participating securities. The guidance, which is required to be adopted retrospectively, requires earnings to be allocated to participating securities in calculating earnings per share under the two-class method. Previously, earnings were allocated solely to common shares. The effects of retrospectively adopting the authoritative guidance are not material to previously issued basic and diluted earnings per share, and previously issued financial statements have not been recast. Basic earnings per share for the fiscal years 2006 and 2005 presented in the table above have been adjusted from those previously reported in Tyco's Annual Report on Form 10-K for the fiscal year ended September 25, 2009 to conform to the presentation for the quarters ended December 25, 2009 and December 26, 2008. No impacts were noted for fiscal 2008 as well as fiscal years 2009 and 2007 as Tyco was in a loss position in those fiscal years and the effects were anti-dilutive. No impacts were noted in calculating diluted earnings per share as diluted earnings per share as reported were more dilutive than the earnings per share calculated under the two-class method. Tyco will adjust amounts previously reported in annual and interim financial statements on a prospective basis.

(3)
Loss from continuing operations attributable to Tyco common shareholders for the year ended September 25, 2009 includes goodwill and intangible asset impairment charges of $2.7 billion, $251 million of restructuring, asset impairment and divestiture charges, net, and $33 million of incremental stock option charges for share-based payment transactions. Loss from continuing operations attributable to Tyco common shareholders also includes charges of $125 million related to unresolved legacy security litigation matters. Net loss attributable to Tyco common shareholders also includes $35 million of income, net of income taxes, from discontinued operations.

(4)
Income from continuing operations attributable to Tyco common shareholders for the year ended September 26, 2008 includes a class action settlement credit, net of $10 million, a $10 million of goodwill and intangible asset impairment charges, $4 million of separation costs, restructuring, asset impairment and divestiture charges, net of $247 million, $42 million of incremental stock option charges for share-based payment transactions and a $258 million loss on extinguishment of debt related to consent solicitations and exchange offers and termination of a bridge loan facility. Net income attributable to Tyco common shareholders also includes $458 million of income, net of income taxes, from discontinued operations.

(5)
Loss from continuing operations attributable to Tyco common shareholders for the year ended September 28, 2007 includes a class action settlement charge, net of $2.862 billion, $105 million of separation costs, a $59 million goodwill and intangible asset impairment charges related to the reorganization to a new management and segment reporting structure, restructuring, asset impairment and divestiture charges, net of $198 million, $120 million of incremental stock option charges for share-based payment transactions, a $259 million loss related to the early retirement of debt and $95 million of tax charges related to the Separation primarily for the write-off of deferred tax assets that will no longer be realizable. Net loss attributable to Tyco common shareholders also includes $782 million of income, net of income taxes, from discontinued operations.

(6)
Income from continuing operations attributable to Tyco common shareholders for the year ended September 29, 2006 includes a charge of $100 million related to the Voluntary Replacement Program,

  which is included in cost of sales. Also included are $49 million of separation costs, restructuring, asset impairment and divestiture charges, net of $15 million, $84 million of incremental stock option charges for share-based payment transactions, $72 million of income related to a settlement with a former executive and $48 million of income resulting from a reduction in our estimated workers' compensation liabilities primarily due to favorable claims experience. Net income attributable to Tyco common shareholders includes $2,787 million of income, net of income taxes, from discontinued operations as well as a $14 million loss, net of income taxes related to a cumulative effect adjustment recorded in conjunction with our accounting for conditional asset retirement obligations.

(7)
Income from continuing operations attributable to Tyco common shareholders for the year ended September 30, 2005 includes restructuring, asset impairment and divestiture charges, net of $41 million, a $70 million charge related to certain former executives' employment, a $50 million charge related to an SEC enforcement action, a loss of $405 million related to the retirement of debt as well as $109 million of income related to a court ordered restitution award. Net income attributable to Tyco common shareholders also includes $2,500 million of income, net of income taxes, from discontinued operations as well as a $21 million gain, net of income taxes, related to a cumulative effect adjustment recorded in conjunction with the change in measurement date for pension and postretirement benefit plans.

(8)
Cash dividends per share for the quarter ended December 25, 2009 of $0.23 per share represents the third installment of the quarterly dividend on Tyco's common shares of CHF 0.23 per share converted at the U.S. dollar/Swiss franc exchange rate in effect shortly before the payment date of November 24, 2009. Cash dividends per share for the years ended 2007, 2006 and 2005 represent that of Tyco pre-Separation, which included Covidien plc and Tyco Electronics Ltd. Dividends paid in 2009 were made in the form of a return of capital from Tyco's registered share capital. For further information on Tyco's dividends, see "Description of Tyco Share Capital—Dividends and Other Payments to Shareholders" beginning on page 90.

(9)
The decrease in total assets, long-term debt and total Tyco shareholders' equity in 2007 is primarily related to the spin-offs of Covidien plc and Tyco Electronics Ltd.

SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA OF BHS

        The following table sets forth selected consolidated financial data of BHS. The data is derived from BHS's consolidated audited financial statements for the five years ended December 31, 2009, December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, respectively. The selected consolidated historical financial data is not necessarily indicative of future results and provide only a summary and should be read in conjunction with the BHS's consolidated financial statements and related notes included in BHS's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 which is incorporated by reference in this prospectus. See "Where You Can Find More Information" beginning on page 112.

	Year Ended
	December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006	December 31, 2005
	(in millions, except per share data)
Statement of Income Data
Revenues	$565.1	$532.3	$484.4	$439.0	$392.1
Operating profit	101.4	94.0	73.0	63.2	57.1
Net income	62.7	57.1	44.2	36.3	36.0
Earnings per Share(1)
Basic	$1.37	$1.25	$0.96	$0.79	$0.79
Diluted	1.36	1.25	0.96	0.79	0.78
Balance Sheet Data (at period end)
Total assets	$970.6	$876.9	$763.7	$689.4	$605.0
Long-term debt, including current maturities	—	—	—	—	—
Shareholder's equity	523.4	482.0	405.5	357.6	318.9
Book Value per Share(2)	$11.42	$10.52	$8.83	$7.79	$6.95
Cash Dividends per Share	—	—	—	—	—

(1)
For 2009, basic earnings per share ("EPS") was computed by dividing net income by the weighted average number of common shares outstanding at year end. Diluted EPS was calculated in a similar manner but included the dilutive effect of stock options and restricted stock units outstanding at the end of the year. For prior periods, no common stock of BHS and none of BHS's equity awards were outstanding. Basic and diluted earnings per share were computed on a pro forma basis using the average number of shares of BHS common stock outstanding from October 31, 2008 to December 31, 2008. The number of diluted shares used in the calculation was based on the number of shares of BHS common stock outstanding plus the estimated potential dilution that could have occurred if options and restricted stock units granted under BHS's equity-based compensation arrangements were exercised or converted into BHS's common stock. Book value per share was computed by dividing shareholders' equity by the number of shares outstanding as of the applicable balance sheet date, including the dilutive effect of stock options and restricted stock units outstanding on such date.

(2)
For 2009, book value per share was computed by dividing shareholders' equity by the number of shares outstanding as of the applicable balance sheet date, including the dilutive effect of stock options and restricted stock units outstanding on such date. For prior periods, book values per share were computed on a pro forma basis using diluted shares as described above in note (1).

RISK FACTORS

        In addition to the other information included and incorporated by reference into this proxy statement/prospectus, including the matters addressed in the section titled "Cautionary Statement Regarding Forward-Looking Statements" beginning on page 32, you should carefully consider the following risks before deciding whether to vote for the approval of the merger agreement, the merger and the plan. In addition, you should read and consider the risks associated with each of the businesses of BHS and Tyco. These risks can be found in BHS's and Tyco's respective Annual Reports on Form 10-K for the years ended December 31, 2009 and September 25, 2009, respectively, as updated by subsequent Quarterly Reports on Form 10-Q, all of which are filed with the SEC and incorporated by reference into this proxy statement/prospectus. For further information regarding the documents incorporated into this proxy statement/prospectus by reference, please see the section titled "Where You Can Find More Information" beginning on page 112.

Because the market price of Tyco common shares will fluctuate, BHS shareholders cannot be sure of the market value of Tyco common shares that they will receive in the merger.

        At the time the merger is completed, each share of BHS common stock, other than shares owned by Tyco, BHS or any of their respective subsidiaries (which will be cancelled), will be converted into the right to receive, at the election of the BHS shareholder (subject to certain proration and reallocation procedures described below), either (1) $42.50 in cash, without interest, (2) Tyco common shares equal to the exchange ratio, which is calculated by dividing $42.50 by Tyco's 10-day VWAP (and rounding to the nearest ten-thousandth of a share) or (3) a mixed combination of $12.75 in cash, without interest, and a fraction of a Tyco common share equal to $29.75 divided by Tyco's 10-day VWAP (rounded to the nearest ten-thousandth of a share). Tyco will pay cash in lieu of any fractional Tyco common shares that would otherwise be issued as merger consideration. The calculation of the stock portion of the consideration in the merger is, however, subject to a collar if Tyco's 10-day VWAP is equal to or greater than $40.29 or less than or equal to $32.97, as the case may be, such that the exchange ratio will be fixed at 1.0549 or 1.2891, respectively, in the event that a BHS shareholder elects to receive all shares, and will be, with respect to the share consideration, fixed at 0.7384 or 0.9023, respectively, in the event that a BHS shareholder elects to receive the mixed consideration of both cash and shares as described in (3) above or makes no election.

        Within the price range prescribed by the collar, the exchange ratio "floats" so as to ensure that the aggregate value of Tyco common shares to be received in exchange for each share of BHS common stock, as calculated based on Tyco's 10-day VWAP, will be $42.50 per share of BHS common stock in the event of an all share election and $29.75 in the event of a mixed cash and share election by a BHS shareholder. As noted above, if Tyco's 10-day VWAP is equal to or greater than $40.29, the exchange ratio for each share of BHS common stock will be fixed at 1.0549 Tyco common shares in the event of an all share election or 0.7384 Tyco common shares in the event of a mixed cash and share election. If Tyco's 10-day VWAP is less than or equal to $32.97, the exchange ratio for each share of BHS common stock will be fixed at 1.2891 Tyco common shares in the event of an all share election or 0.9023 Tyco common shares in the event of a mixed cash and share election. Accordingly, if the trading value of Tyco common shares is less than the low end of the collar, then the value of the share portion of the merger consideration to be paid per share of BHS common stock will be less than the cash equivalent had a cash election been made by the BHS shareholder. Conversely, if the trading value of Tyco common shares is greater than the high end of the collar, then the value of the share portion of the merger consideration to be paid per share of BHS common stock will be greater than the cash equivalent had a cash election been made by the BHS shareholder.

        There will be a time lapse between the date on which BHS shareholders make an election with respect to the form of merger consideration to be received by them in exchange for their shares of BHS common stock (which will be concurrent with the end of the 10-day VWAP pricing period) and the date on which BHS shareholders entitled to receive Tyco common shares actually receive such shares. The market value of Tyco common shares will fluctuate during this period. These fluctuations may be caused by changes in the businesses, operations, results and prospects of both Tyco and BHS, market expectations of the likelihood that the merger will be completed and the timing of the completion, general market and economic conditions or other factors. At the time BHS shareholders make their election in respect of the merger consideration to be paid to them (and at the time they cast their votes regarding approval of the merger agreement, the merger and the plan), BHS shareholders will not know the actual market value of the Tyco common shares they will receive when the merger is finally completed. In addition, until the election deadline has passed and Tyco and the exchange agent have been able to determine the extent to which an adjustment and proration, if any, will be made with respect to those shares for which an all cash election was made (due to the overall cash elected by BHS shareholders exceeding the available cash amount), BHS shareholders that have made an all cash election will not know the number of Tyco common shares that they may receive in lieu of cash. The actual market value of Tyco common shares, when received by BHS shareholders, will depend on the market value of those shares on that date. This market value may be less than the value used to determine the number of shares to be received, as the determination will be made with respect to a period occurring prior to the consummation of the merger.

        BHS shareholders are urged to obtain current market quotations for Tyco common shares and BHS common stock when they make their election.

BHS shareholders making an all cash election may receive a combination of consideration different from that which they elect.

        In the merger, BHS shareholders making an election to receive all cash as consideration for their shares of BHS common stock may not receive the entirety of their merger consideration in the form which they have elected to receive. While each BHS shareholder may elect to receive all cash for each of its shares of BHS common stock in the merger, the pool of cash available for all BHS shareholders in the aggregate will be fixed at an amount that represents approximately 30% of the total merger consideration (assuming that Tyco's 10-day VWAP is within the bounds of the collar). Accordingly, depending on the elections made by other BHS shareholders, each BHS shareholder who elects to receive all cash for its shares in the merger may receive a portion of its consideration in Tyco common shares. However, until the election deadline has passed and Tyco and the exchange agent have been able to determine the extent to which such adjustment and proration, if any, will be made, BHS shareholders that have made an all cash election will not know the number of Tyco common shares that they may receive in lieu of cash. A BHS shareholder who elects to receive a combination of cash and Tyco common shares or all Tyco common shares in exchange for its BHS shares in the merger will not be subject to such an adjustment.

        The tax consequences to a BHS shareholder may change in the event such shareholder receives a smaller portion of its merger consideration in cash than such shareholder elected. For additional information, please see the section titled "The Merger—Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 67.

The failure to successfully combine the businesses of Tyco and BHS in the expected time frame may adversely affect Tyco's future results, which may adversely affect the value of the Tyco common shares that BHS shareholders may receive in the merger.

        The success of the merger will depend, in part, on the ability of a post-merger Tyco to realize the anticipated benefits from combining the businesses of Tyco and BHS, including integrating BHS into Tyco's ADT Worldwide business. To realize these anticipated benefits, Tyco's ADT Worldwide business and BHS's business must be successfully combined. If the combined company is not able to achieve these objectives, the anticipated benefits of the merger may not be realized fully or at all or may take longer to realize than expected. In addition, the actual integration may result in additional and unforeseen expenses, which could reduce the anticipated benefits of the merger.

        Tyco and BHS, including their respective subsidiaries, have operated and, until the completion of the merger, will continue to operate independently. It is possible that the integration process could result in the loss of key employees, as well as the disruption of each company's ongoing businesses or inconsistencies in standards, controls, procedures and policies. Any or all of those occurrences could adversely affect Tyco's ability to maintain relationships with customers and employees after the merger or to achieve the anticipated benefits of the merger. Integration efforts between the two companies will also divert management attention and resources. These integration matters could have an adverse effect on each of Tyco and BHS.

The pendency of the merger could materially adversely affect the future business and operations of Tyco and BHS or result in a loss of BHS employees or dealers.

        In connection with the pending merger, it is possible that some customers, suppliers and other persons with whom Tyco or BHS have a business relationship may delay or defer certain business decisions, which could negatively impact revenues, earnings and cash flows of Tyco or BHS, as well as the market prices of Tyco common shares or BHS common stock, regardless of whether the merger is completed. Similarly, current and prospective employees of BHS, or dealers operating in BHS's dealer network, may experience uncertainty about their future roles with BHS and Tyco following completion of the merger, which may materially adversely affect the ability of BHS to attract and retain key employees or dealers.

Directors and executive officers of BHS have interests in the merger that are different from, or in addition to, the interests of BHS shareholders generally, and BHS shareholders should consider these interests in connection with their votes on the proposal to approve the merger agreement, the merger and the plan.

        Some of the directors and executive officers of BHS have interests in the merger that are different from, or in addition to, the interests of BHS shareholders generally. These interests include:

  •
  the vesting and settlement or conversion of BHS equity awards into awards for Tyco common shares held by BHS directors and executive officers;

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  executive officers' receipt of specified benefits under their change in control agreements, including in particular if certain terminations of employment occur in connection with the merger; and

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  Tyco's agreement to indemnify directors and officers against certain claims and liabilities and to continue such indemnification for a period of six years from the effective time of the merger.

        BHS shareholders should consider these interests in connection with their votes on the proposal to approve the merger agreement, the merger and the plan. For more information, please see the section titled "The Merger—Interests of Certain Persons in the Merger" beginning on page 61.

The merger may not qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and, therefore, BHS and the BHS shareholders may recognize gain in addition to the gain recognized by the BHS shareholders on receipt of cash in exchange for their shares of BHS common stock.

        Although Tyco and BHS believe that the merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, it is possible that the Internal Revenue Service (the "IRS") may assert that the merger fails to qualify as such. If the IRS were to be successful in any such assertion, or if for any other reason the merger were to fail to qualify as a "reorganization" within the meaning of Section 368(a) of the Code, BHS would recognize gain or loss for U.S. federal income tax purposes as if it sold all of its assets, subject to its liabilities, to Merger Sub in exchange for the cash and Tyco common shares received by the BHS shareholders in the merger and then distributed such cash and Tyco common shares to the BHS shareholders in liquidation of BHS. Additionally, each BHS shareholder who exchanges shares of BHS common stock in the merger would recognize gain or loss for U.S. federal income tax purposes equal to the difference between (a) the sum of the amount of cash received and the fair market value of the Tyco common shares received in exchange for such shares and (b) such BHS shareholder's basis in such shares immediately prior to the merger.

        In addition, in the event that the trading price of Tyco common shares were to decrease to a level such that the value of the total stock consideration to be received by BHS shareholders represents less than 40% of the value of the overall merger consideration to be received by BHS shareholders, the merger would be restructured so that Merger Sub or its subsidiary would merge with and into BHS, with BHS as the surviving entity of the merger and a wholly owned subsidiary of Tyco. Upon such restructuring, the merger would no longer qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each BHS shareholder who exchanges shares of BHS common stock in the merger would recognize gain or loss for U.S. federal income tax purposes equal to the difference between (a) the sum of the amount of cash received and the fair market value of the Tyco common shares received in exchange for such shares and (b) such BHS shareholder's basis in such shares immediately prior to the merger.

        For additional information, please see the section titled "The Merger—Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 67.

The merger may adversely impact the tax-free status of BHS's spin-off from The Brink's Company in October 2008, which could result in material liabilities to BHS under the tax matters agreement with The Brink's Company and, after the merger, Tyco.

        Although Tyco and BHS believe that the merger will not adversely impact the tax-free status of BHS's spin-off from The Brink's Company completed in October 2008, it is possible that the IRS may assert that the merger would cause the spin-off to be treated as a taxable transaction for U.S. federal income tax purposes to The Brink's Company. If the IRS were to be successful in any such contention, or if for any other reason BHS were to take actions that would cause the BHS spin-off to be treated as a taxable transaction, under the tax matters agreement entered into between BHS and The Brink's Company at the time of the spin-off, BHS would be obligated to indemnify The Brink's Company as a result of the failure of the tax-free status of the spin-off to be preserved, which would result in material liabilities to BHS and, after the merger, Tyco.

Failure to complete the merger could negatively impact the stock prices and future businesses and financial results of Tyco and BHS.

        If the merger is not completed, the ongoing businesses of Tyco and BHS may be adversely affected and Tyco and BHS will be subject to several risks and consequences, including the following:

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  BHS may be required, under certain circumstances, to pay Tyco a termination fee of $45 million or $87.5 million under the merger agreement;

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  BHS and Tyco will be required to pay certain costs relating to the merger, whether or not the merger is completed, such as legal, accounting, financial advisor and printing fees;

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  under the merger agreement, each of Tyco and BHS is subject to certain restrictions on the conduct of its business prior to completing the merger which may adversely affect its ability to execute certain of its business strategies; and

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  matters relating to the merger may require substantial commitments of time and resources by Tyco and BHS management, which could otherwise have been devoted to other opportunities that may have been beneficial to Tyco and BHS as independent companies, as the case may be.

        In addition, if the merger is not completed, Tyco and/or BHS may experience negative reactions from the financial markets and from their respective customers, employees and dealers. Tyco and/or BHS also could be subject to litigation related to any failure to complete the merger or to enforcement proceedings commenced against Tyco or BHS to perform their respective obligations under the merger agreement.

A different set of factors and conditions affect Tyco common shares and could have a negative impact on its stock price.

        Upon completion of the merger, some BHS shareholders will become holders of Tyco common shares. The businesses and segments of Tyco and the other companies it has acquired and may acquire in the future, in particular those other than Tyco's ADT Worldwide business, are different from those of BHS. There is a risk that various factors, conditions and developments which would not affect the price of BHS's common stock could negatively affect the price of Tyco's common shares. Please see the section titled "Cautionary Statement Regarding Forward-Looking Statements" beginning on page 32 for a summary of some of the key factors that might affect Tyco and the prices at which Tyco common shares may trade from time to time. BHS shareholders are also urged to read carefully the risk factors included in Tyco's Annual Report on Form 10-K for the year ended September 25, 2009, which is incorporated by reference into this proxy statement/prospectus.

The Tyco common shares to be received by BHS shareholders as a result of the merger will have different rights from shares of BHS common stock.

        Following completion of the merger, BHS shareholders will no longer be shareholders of BHS, a Virginia corporation, but will instead be shareholders of Tyco, a Swiss corporation limited by shares. There are important differences between the rights of BHS shareholders and the rights of Tyco shareholders. See "Comparison of Rights of Tyco Shareholders and BHS Shareholders" beginning on page 95 for a discussion of the different rights associated with Tyco common shares and BHS common stock.

BHS shareholders will own a smaller percentage of Tyco than they currently own in BHS.

        After completion of the merger, BHS shareholders will own a smaller percentage of Tyco than they currently own in BHS. BHS shareholders, in the aggregate, will own up to approximately 11.5% of Tyco's outstanding shares immediately after completion of the merger, assuming full dilution and that all BHS shareholders elect to receive mixed consideration with respect to all of the shares of BHS common stock owned by them (such ownership percentage is an estimate only and will vary based upon the actual elections made by BHS shareholders in connection with the merger and closing price of Tyco shares prior to the closing of the merger).

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        Statements set forth or incorporated by reference herein concerning projections or expectations of financial or operational performance or economic outlook, or concerning other future events or results, or which refer to matters which are not historical facts, are "forward-looking statements" within the meaning of the U.S. federal securities laws. Similarly, statements that describe BHS's or Tyco's objectives, expectations, plans or goals are forward-looking statements. Forward-looking statements include, without limitation, BHS's or Tyco's expectations concerning the outlook for their respective businesses, productivity, plans and goals for future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations of Tyco and BHS as set forth in the sections of this proxy statement/prospectus titled "The Merger—BHS's Reasons for the Merger; Recommendation of the BHS Board of Directors," "The Merger—Tyco's Reasons for the Merger," and "The Merger—Opinion of BHS's Financial Advisor". Forward-looking statements also include statements regarding the expected benefits of the proposed acquisition of BHS by Tyco.

        Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to:

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  the matters described in the section titled "Risk Factors" beginning on page 27;

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  adverse changes in economic or industry conditions, both in North America and globally;

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  continuing volatility in the capital or credit markets and other changes in the securities and capital markets;

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  changes affecting customers or suppliers;

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  competition and consolidation in the industries in which BHS and Tyco compete;

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  developments and changes in laws and regulations;

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  developments in and losses resulting from claims and litigation;

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  natural events such as severe weather, fires, floods and earthquakes, or acts of terrorism;

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  changes in operating conditions and costs; and

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  the extent of BHS's or Tyco's ability to achieve their respective operational and financial goals and initiatives.

        In addition, the acquisition of BHS by Tyco is subject to the satisfaction of the conditions to the completion of the merger and the absence of events that could give rise to the termination of the merger agreement, and the possibility that the acquisition does not close, and risks that the proposed acquisition disrupts current plans and operations and business relationships, or poses difficulties in attracting or retaining employees.

        We caution against placing undue reliance on forward-looking statements, which reflect our current beliefs and are based on information currently available to us as of the date a forward-looking statement is made. Forward-looking statements set forth or incorporated by reference herein speak only as of the date of this proxy statement/prospectus or the date of the document incorporated by reference into this proxy statement/prospectus, as the case may be. We undertake no obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear in BHS's or Tyco's public filings with the SEC, which are accessible at www.sec.gov, and which you are advised to consult. For additional information, please see the section titled "Where You Can Find More Information" beginning on page 112.

INFORMATION ABOUT THE COMPANIES

Tyco International Ltd.

        Tyco International Ltd. is a diversified, global company that provides products and services to customers in various countries throughout the world. Tyco is a leading provider of security products and services, fire protection and detection products and services, valves and controls and other industrial products. Tyco operates in the following five segments:

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  ADT Worldwide designs, sells, installs, services and monitors electronic security systems for residential, commercial, education, governmental and industrial customers.

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  Flow Control designs, manufactures, sells and services valves, pipes, fittings, valve automation and heat tracing products for the oil, gas and other energy markets along with general process industries and the water and wastewater markets.

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  Fire Protection Services designs, sells, installs and services fire detection and fire suppression systems for commercial, industrial and governmental customers.

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  Electrical and Metal Products designs, manufactures and sells galvanized steel tubing, armored wire and cable and other metal products for non-residential construction, electrical, fire and safety and mechanical customers.

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  Safety Products designs, manufactures and sells fire suppression, electronic, security and life safety products, including fire suppression products, breathing apparatus, intrusion security, access control and video management systems. In addition, Safety Products manufactures products installed and serviced by ADT Worldwide and Fire Protection Services.

        Tyco's shares are listed on the NYSE and trade under the symbol "TYC." Tyco's registered and principal office is located at Freier Platz 10, CH-8200 Schaffhausen, Switzerland and its telephone number is +41 52 633 02 44. Its management office in the United States is located at 9 Roszel Road, Princeton, New Jersey 08540. As of September 25, 2009, Tyco employed approximately 106,000 people worldwide.

        Additional information about Tyco and its subsidiaries is included in documents incorporated by reference into this proxy statement/prospectus. For further information, please see the section titled "Where You Can Find More Information" beginning on page 112.

Barricade Merger Sub, Inc.

        Barricade Merger Sub, Inc. is a wholly owned subsidiary of Tyco. Merger Sub has not carried on any activities to date, other than activities incidental to its formation or undertaken in connection with the transactions contemplated by the merger. The principal executive offices of Merger Sub are located at 9 Roszel Road, Princeton, New Jersey 08540.

Brink's Home Security Holdings, Inc.

        Brink's Home Security Holdings, Inc. is a Virginia corporation formed in 2008 in connection with the spin-off from its former parent, The Brink's Company. From 1983 up until the spin-off from The Brink's Company, BHS operated as a wholly owned subsidiary of The Brink's Company. BHS is one of the premier providers of security system monitoring services for residential and commercial properties in North America. BHS has more than 1.3 million recurring revenue accounts throughout the United States and Western Canada with annualized revenue as of the date of this proxy statement/prospectus of approximately $565 million.

        BHS's common stock is listed on the NYSE and trades under the symbol "CFL." BHS's principal executive offices are located at 8880 Esters Boulevard, Irving, Texas 75063, and its telephone number is (972)-871-3500.

        Additional information about BHS and its subsidiaries is included in documents incorporated by reference into this proxy statement/prospectus. See "Where You Can Find More Information" beginning on page 112.

THE SPECIAL MEETING OF BHS SHAREHOLDERS

        This section contains information about the special meeting of BHS shareholders that has been called to approve the merger agreement, the merger and the plan and to approve any proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there is an insufficient number of votes at the time of such adjournment to approve the merger agreement, the merger and the plan. This proxy statement/prospectus is being furnished to BHS shareholders in connection with the solicitation of proxies by the BHS board to be used at the special meeting. BHS is first mailing this proxy statement/prospectus and enclosed proxy card on or about April 8, 2010.

Date, Time and Place

        A special meeting of the BHS shareholders will be held on May 12, 2010, starting at 9:30 a.m., local time (unless it is adjourned or postponed to a later date) at The Westin Dallas Fort Worth Airport, 4545 West John Carpenter Freeway, Irving, Texas 75063.

Purpose of Special Meeting

        The purpose of the special meeting is for BHS shareholders to: (i) consider and vote upon the proposal to approve the merger agreement, the merger and the plan and (ii) approve any proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there is an insufficient number of votes at the time of such adjournment to approve the merger agreement, the merger and the plan.

Recommendation of the BHS Board of Directors

        As discussed elsewhere in this document, the BHS board has unanimously (i) adopted, approved and declared advisable the merger agreement and the transactions contemplated thereby and (ii) determined that the terms of the merger agreement are in the best interests of BHS and its shareholders and resolved to recommend that BHS shareholders vote in favor of approval of the merger agreement, the merger and the plan. The BHS board unanimously recommends that the shareholders of BHS vote "FOR" the proposal to approve the merger agreement, the merger and the plan and "FOR" any proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there is an insufficient number of votes at the time of such adjournment to approve the merger agreement, the merger and the plan.

        The BHS board did not and does not make any recommendation as to whether or to what extent any BHS shareholder should elect to receive cash or share consideration, or a mix of both, in the merger.

        BHS shareholders should carefully read this document in its entirety for more detailed information concerning the merger agreement, the merger and the plan. In particular, BHS shareholders are directed to the merger agreement and the plan, which are attached hereto as Annex A and Annex B, respectively.

BHS Record Date; Shares Entitled to Vote

        The BHS board has chosen the close of business on March 31, 2010 as the "record date" that will determine the shareholders who are entitled to receive notice of, and to vote at, the special meeting or at any adjournment or postponement of the special meeting. Only holders of record at the close of business on the record date are entitled to vote at the special meeting. At the close of business on the record date, there were 45,872,480 shares of BHS common stock outstanding, held by approximately 2,000 holders of record. A list of the names of BHS shareholders of record will be available at the special meeting and for 10 days prior to the special meeting for any purpose related to the special meeting during regular business hours at BHS's principal executive offices located at 8880 Esters Boulevard, Irving, Texas 75063. Each holder of shares of BHS common stock outstanding on the record date will be entitled to one vote for each share held of record upon each matter properly submitted at the special meeting and at any adjournment or postponement of the special meeting.

Quorum

        In order for BHS to satisfy its quorum requirements, the holders of at least a majority of the total number of outstanding shares of BHS common stock entitled to vote at the special meeting must be present in person or represented by proxy. Shares of BHS common stock represented at the meeting but not voted, including shares for which proxies have been received but for which shareholders have abstained on either or both of the matters, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum. "Broker non-votes" will also be counted for the purpose of determining a quorum at the special meeting. In the event that a quorum is not present at the special meeting, it is expected that the special meeting will be adjourned or postponed to solicit additional proxies.

Required Vote

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  Merger Proposal.  The proposal to approve the merger agreement, the merger and the plan must be approved by the affirmative vote of the holders of at least a majority of the outstanding shares of BHS common stock entitled to vote at the special meeting as of the record date.

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  Adjournment Proposal.  The proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there is an insufficient number of votes at the time of such adjournment to approve the merger agreement, the merger and the plan, requires the affirmative vote of the holders of at least a majority of the votes cast at the special meeting on such proposal.

Abstentions

        The required vote of BHS shareholders on the proposal to approve the merger agreement, the merger and the plan is based upon the number of shares of BHS common stock outstanding on the record date, and not the number of shares that are actually voted. Accordingly, the failure to submit a proxy card or to vote by Internet, telephone or in person at the special meeting or an abstention from voting will have the same effect as a vote cast AGAINST the proposal to approve the merger agreement, the merger and the plan.

        The required vote of BHS shareholders on the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there is an insufficient number of votes at the time of such adjournment to approve the merger agreement, the merger and the plan is based on the number of shares that are actually voted on such proposal, not on the number of shares of BHS common stock outstanding as of the record date. Accordingly, if your shares of BHS common stock are present and entitled to vote, but you abstain, it will not count as a vote cast on such proposal and will have no effect on such proposal. Likewise, the failure by the holder of any shares of BHS common stock to submit a proxy or vote in person at the special meeting will have no effect on the outcome of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there is an insufficient number of votes at the time of such adjournment to approve the merger agreement, the merger and the plan.

Shares Held in Street Name

        Under the rules of the NYSE, brokers who hold shares in "street name" for customers have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approving non-routine matters, such as the proposal to approve the merger agreement, the merger and the plan. As a result, absent specific instructions from the beneficial owner of shares held in "street name," brokers are not empowered to vote those shares on non-routine matters, which results in what are referred to generally as "broker non-votes."

        The required vote of BHS shareholders on the proposal to approve the merger agreement, the merger and the plan is based upon the number of shares of BHS common stock outstanding on the record date, and not the number of shares that are actually voted. Accordingly, broker non-votes will have the same effect as a vote cast AGAINST the approval of the merger agreement, the merger and the plan.

        The required vote of BHS shareholders on the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there is an insufficient number of votes at the time of such adjournment to approve the merger agreement, the merger and the plan is based on the number of shares that are actually voted on such proposal, not on the number of outstanding shares of BHS common stock. Accordingly, broker non-votes will have no effect on the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there is an insufficient number of votes at the time of such adjournment to approve the merger agreement, the merger and the plan.

Voting of Proxies by Holders of Record

        If you are a record holder of shares of BHS common stock, you may submit your proxy, or vote, in any of the following ways:

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  By Internet:  Go to the website www.voteproxy.com, as shown on your proxy card, at any time until 11:59 p.m. Central Time the day prior to the special meeting, and follow the instructions.

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  By Telephone:  Call the toll-free number, 1-800-PROXIES (1-800-776-9437), from a touch-tone telephone in the United States or 718-921-8500 from outside of the United States at any time until 11:59 p.m. Central Time the day prior to the special meeting. Follow the instructions on your proxy card and the voice prompts on the telephone.

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  By Mail:  Mark your vote, sign and date your proxy card and return it in the pre-addressed postage-paid envelope provided. If you received more than one proxy card (which means that you have shares in more than one account), you must mark, sign, date and return each proxy card or use an alternative voting method. Any proxy card mailed must be actually received prior to the special meeting.

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  In Person:  You may vote by ballot at the special meeting or send a representative with an acceptable proxy that has been signed and dated. If your shares of BHS common stock are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in their favor, from the holder of record, to be able to vote at the special meeting.

        All shares of BHS common stock entitled to vote and represented by properly completed proxies received prior to the special meeting and not properly revoked, will be voted at the special meeting as instructed on the proxies. If BHS shareholders submit a properly completed proxy but do not indicate how their shares of BHS common stock should be voted on a matter, the shares of BHS common stock represented by their properly completed proxy will be voted as the BHS board recommends and therefore, FOR the approval of the merger agreement, the merger and the plan and FOR any proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there is an insufficient number of votes at the time of such adjournment to approve the merger agreement, the merger and the plan.

Shareholders Sharing an Address

        Consistent with notices sent to record shareholders sharing a single address, BHS is sending only one copy of this proxy statement/prospectus to that address unless BHS received contrary instructions from any shareholder at that address. This "householding" practice reduces BHS's printing and postage costs. Shareholders may request to discontinue householding, or may request a separate copy of this proxy statement/prospectus by contacting BHS's Corporate Secretary at 8880 Esters Boulevard, Irving, Texas 75063 or by contacting BHS Investor Relations via phone at 1-800-730-2227 or via e-mail at INVRelations@brinks.com.

Revocability of Proxies

        If you submit your proxy through the Internet, by telephone or by mail you may revoke your proxy at any time before the vote is taken at the special meeting in any one of the following ways:

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  through the Internet or by telephone before the deadlines for voting described above;

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  by submitting a subsequent later-dated proxy by mail that is actually received by the BHS Corporate Secretary prior to the special meeting;

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  by sending written notice of revocation to the BHS Corporate Secretary that is actually received by the BHS Corporate Secretary prior to the special meeting; or

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  by voting in person at the special meeting.

        Your attendance at the special meeting does not automatically revoke your proxy. If you are not a registered shareholder, but instead hold your shares in "street name" through a bank, broker or other nominee, the above-described options for revoking your proxy do not apply. Instead, you will need to follow the instructions provided to you by your bank, broker or other nominee in order to revoke your proxy and submit new voting instructions.

Adjournments and Postponements

        Although it is not currently expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment may be made without notice, other than by an announcement made at the special meeting of the time, date and place of the adjourned meeting. For the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there is an insufficient number of votes at the time of such adjournment to approve the merger agreement, the merger and the plan, you may vote FOR, AGAINST or ABSTAIN. Abstentions and broker non-votes will count for the purpose of determining whether a quorum is present at the special meeting. However, broker non-votes and abstentions will not count as shares entitled to vote on the proposal to adjourn the special meeting if necessary or appropriate, to solicit additional proxies if there is an insufficient number of votes at the time of such adjournment to approve the merger agreement, the merger and the plan. As a result, abstentions and broker non-votes will not have any effect on the vote to adjourn the special meeting if necessary or appropriate, to solicit additional proxies if there is an insufficient number of votes at the time of such adjournment to approve the merger agreement, the merger and the plan. Any signed proxies received by BHS for which no voting instructions are provided on such matter will be voted "FOR" the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there is an insufficient number of votes at the time of such adjournment to approve the merger agreement, the merger and the plan. Any adjournment of the special meeting for the purpose of soliciting additional proxies will allow BHS shareholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned.

        In addition, at any time prior to convening the special meeting, the special meeting may be postponed for any reason without the approval of the BHS shareholders. If postponed, BHS will publicly announce the new meeting date. Although it is not currently expected, BHS may postpone the special meeting for the purpose of soliciting additional proxies if BHS concludes that by the date of the special meeting it is reasonably likely that BHS will not have received sufficient proxies to constitute a quorum or sufficient votes for the proposal to approve the merger agreement, the merger and the plan. Similar to adjournments, any postponement of the special meeting for the purpose of soliciting additional proxies will allow BHS shareholders who have already sent in their proxies to revoke them at any time prior to their use.

Solicitation of Proxies

        BHS will pay the cost of distributing and soliciting proxies.    This proxy solicitation is being made by BHS on behalf of its board of directors. In addition to solicitation by use of the mail, BHS's directors, officers and employees may also solicit proxies in person or by telephone, electronic mail, facsimile transmission or other means of communication. BHS will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of BHS common stock that the brokers and fiduciaries hold of record. In accordance with the regulations of the SEC and the NYSE, BHS will reimburse them for expenses incurred in sending proxies and proxy materials to beneficial owners of shares of BHS common stock. BHS has retained Georgeson Inc. to assist in the distribution and solicitation of proxies for the special meeting and will pay Georgeson Inc. a fee of $8,500 plus reimbursement of out-of-pocket expenses.

THE MERGER

        The following is a discussion of the proposed merger and the merger agreement. This is a summary only and may not contain all of the information that is important to you. A copy of the merger agreement is attached to this proxy statement/prospectus as Annex A and is incorporated by reference herein. BHS shareholders are urged to read this entire proxy statement/prospectus carefully, including the merger agreement, for a more complete understanding of the merger.

General

        Tyco and BHS agreed to the acquisition of BHS by Tyco under the terms of the merger agreement that is described in this proxy statement/prospectus. In the merger, BHS will merge with and into Merger Sub, a wholly owned subsidiary of Tyco. Immediately following the merger, Merger Sub will continue as the surviving corporation and will be a direct wholly owned subsidiary of Tyco. However, in the event that the trading price of Tyco common shares were to decrease to a level such that the value of the total share consideration to be received by BHS shareholders represented less than 40% of the value of the overall merger consideration to be received by BHS shareholders, the merger would be restructured so that Merger Sub or its subsidiary would merge with and into BHS, with BHS as the surviving entity of the merger and a wholly owned subsidiary of Tyco.

Background of the Merger

        The Brink's Company, BHS's former parent, which is referred to as "BCO," formed BHS's predecessor, Brink's Home Security, in 1983 to address the home security business. From 1983 until October 2008, BHS operated as a wholly owned subsidiary of BCO.

        On September 12, 2008, the board of directors of BCO approved a strategic decision to spin BHS off as a separately traded public company. In connection therewith, BHS was formed to facilitate the separation of BHS's business from the business of BCO.

        On October 31, 2008, BCO effected the separation of BHS's business from its other businesses by effecting the spin-off to its shareholders in a tax-free transaction. Following the completion of the spin-off, BHS became a separate independent publicly traded company. In connection with the spin-off, BCO received a private letter ruling from the Internal Revenue Service and an opinion of counsel that the distribution of the BHS stock in the spin-off qualified as tax-free for U.S. federal income tax purposes.

        In connection with the spin-off, BHS entered into various agreements with BCO, including a Separation and Distribution Agreement and a Tax Matters Agreement. The Separation and Distribution Agreement set forth the agreements with BCO to effect the principal transactions necessary to effect the spin-off, and included indemnification obligations of BCO for certain actions taken by it prior to the spin-off (including predecessor coal liabilities) and indemnification obligations from BHS to BCO. The Tax Matters Agreement contained provisions designed to preserve the tax-free aspects of the spin off. Under that agreement, BHS agreed to certain restrictions and covenants, including covenants restricting BHS's ability to enter into or authorize (i) any transaction resulting in the acquisition of BHS's stock or assets beyond certain thresholds, (ii) any merger, (iii) any issuance of securities beyond certain thresholds or (iv) repurchases of BHS's common stock, each for a two-year period following the spin-off unless certain conditions were satisfied, including the delivery of a tax opinion from BHS's counsel in form and substance acceptable to BCO that any such contemplated transaction would not alter the tax-free nature of the spin-off. BHS also agreed pursuant to the Tax Matters Agreement to indemnify BCO for certain tax matters, including for any actions taken by BHS that cause the spin-off to be taxable.

        On November 14, 2008, the new post-spin BHS board met for its first regularly scheduled board meeting. Robert B. Allen, BHS's President and Chief Executive Officer, attended the meeting, and John S. Davis, Senior Vice President—General Counsel and Secretary, Shawn L. Lucht, Senior Vice

President—Strategy and Corporate Development, and Stephen C. Yevich, Senior Vice President and Chief Financial Officer each attended portions of the meeting. At the request of the BHS board, representatives of Morgan Stanley & Co. Incorporated and Fulbright & Jaworski L.L.P., or Fulbright & Jaworski, BHS's legal counsel, attended a portion of that meeting. During that portion of the meeting of the BHS board, Morgan Stanley discussed with the BHS board its views pertaining to the investment community's reaction to the spin-off of BHS, BHS's post-spin trading price, certain valuation observations, and the economic and capital markets environment. Morgan Stanley further reviewed with the BHS board various strategic options available to BHS as a new public company, including a list of companies that could potentially seek a business combination with BHS. Representatives of Fulbright & Jaworski and Morgan Stanley further reviewed BHS's defensive profile and available responses with respect to potential unsolicited overtures by third parties.

        On January 20, 2009, Edward Breen, the Chairman, President and Chief Executive Officer of Tyco, telephoned Mr. Allen and requested a meeting to explore a potential business combination. Mr. Allen contacted Carl S. Sloane, the Chairman of the Board of the BHS board, to advise him of Mr. Breen's call.

        On January 22, 2009, Mr. Breen and Mr. Allen met for dinner in Dallas, Texas. Mr. Breen advised Mr. Allen that he believed an acquisition of BHS by Tyco made sense from a strategic standpoint and would be in the best interests of both Tyco's and BHS's shareholders. Mr. Breen further advised Mr. Allen generally that Tyco would be willing to make an all-cash offer at a premium to the stock price of BHS. Mr. Allen advised Mr. Breen that he was not in a position to respond to such proposal, but that he would advise the BHS board of the conversation at the BHS board meeting scheduled for the following day.

        On January 23, 2009, Mr. Allen advised the BHS board and Messrs. Davis and Yevich of his conversations with Mr. Breen. The BHS board determined it advisable to consider the issues raised in that conversation, and to reconvene with a follow-up meeting on January 26, 2009.

        On January 26, 2009, a special meeting of the BHS board was held, which representatives of Fulbright & Jaworski attended. Mr. Allen again reviewed with the BHS board his conversations with Mr. Breen. Representatives of Fulbright & Jaworski reviewed with the BHS board their fiduciary duties. In light of the BHS standalone operating plan, the BHS board determined that it was committed to pursuing its strategy as a standalone company and was not interested in pursuing a potential transaction whereby BHS would be acquired. Later that day, Mr. Allen telephoned Mr. Breen to advise him of the BHS board's decision.

        From January 27, 2009 until September 23, 2009, there were no discussions between representatives of Tyco and BHS concerning a potential business combination.

        On September 23, 2009, Mr. Breen telephoned Mr. Allen to arrange a meeting to again explore the possibility of a business combination between Tyco and BHS. Mr. Allen contacted Mr. Sloane to advise him of Mr. Breen's call and request for a meeting, and Mr. Allen then arranged a meeting with Mr. Breen.

        On September 28, 2009, Mr. Breen and Mr. Allen met in Dallas, Texas. At that meeting, Mr. Breen advised Mr. Allen that Tyco remained very interested in exploring a potential business combination involving Tyco and BHS. At that meeting, Mr. Breen presented a written proposal to Mr. Allen which proposed that Tyco would be willing to acquire BHS in an all stock transaction at a fixed exchange ratio of 1.10 shares of Tyco for each share of BHS. Based upon Tyco's share price of $33.98 per share as of the close of trading on September 25, 2009, this proposal valued each share of BHS common stock at approximately $37.40. Mr. Breen advised Mr. Allen that Tyco's proposal was subject to satisfactory completion of due diligence and negotiation of a definitive agreement, but Tyco was willing to move quickly to finalize a transaction, and proposed to negotiate on an exclusive basis for a 30-day period. Mr. Allen advised Mr. Breen that he was not authorized to discuss Tyco's proposal, but would advise the BHS board of Tyco's written proposal.

        On September 29, 2009, Mr. Allen advised the BHS board of his conversation with Mr. Breen. The BHS board scheduled a board meeting for the next day to discuss Tyco's written proposal.

        On September 30, 2009, the BHS board met to discuss Tyco's written proposal. Messrs. Davis, Lucht and Yevich, together with representatives of Fulbright & Jaworski, attended the meeting. Representatives of Fulbright & Jaworski reviewed with the BHS board their fiduciary duties. Mr. Allen then reviewed with the BHS board his conversation with Mr. Breen and Tyco's written proposal. Mr. Lucht further updated the BHS board on the BHS strategic plan, financial model and various valuation metrics and how such metrics compared to Tyco's written proposal. After such discussion and review, the BHS board determined it advisable to engage a financial advisor to assist with evaluating Tyco's proposal and discussed various candidates for the engagement. The BHS board then authorized management to contact Morgan Stanley to assist BHS and the BHS board in evaluating Tyco's proposal and instructed Mr. Allen to contact Mr. Breen to advise him that the BHS board was reviewing Tyco's proposal and would respond in due course. Mr. Allen then contacted Morgan Stanley to engage them as financial advisor to assist BHS in evaluating Tyco's proposal. On October 2, 2009, Mr. Allen contacted Mr. Breen and advised him that the BHS board, together with legal counsel and BHS's financial advisor, would be reviewing Tyco's proposal and would respond in due course.

        During the week of October 5, 2009, representatives of Morgan Stanley and members of BHS management discussed various matters pertaining to the preparation of Morgan Stanley's analysis of Tyco's proposal.

        On October 12, 2009, the BHS board met to discuss Tyco's proposal. Messrs. Davis, Yevich and Lucht, and representatives of Morgan Stanley and Fulbright & Jaworski were in attendance. Mr. Allen further reviewed with the BHS board his conversations with Mr. Breen and Tyco's written proposal. Representatives of Fulbright & Jaworski reviewed with the BHS board their fiduciary duties, and discussed various aspects of the provisions contained in the Tax Matters Agreement, including the potential impact of the Tax Matters Agreement in assessing Tyco's proposal. Representatives of Morgan Stanley reviewed with the BHS board the economic terms of Tyco's proposal, preliminary valuation considerations based on several methodologies, a summary of other parties who might potentially be interested in pursuing a transaction, as well as Morgan Stanley's views with respect to the foregoing. Morgan Stanley also discussed its perspectives on Tyco shares as an acquisition currency to be received in the transaction. After careful review and consideration of Tyco's proposal and the provisions of the Tax Matters Agreement, the BHS board determined that the BHS standalone plan was more attractive than Tyco's proposal and directed Mr. Allen to advise Mr. Breen that the BHS board had determined that it was not in a position to engage in negotiations with Tyco with respect to its proposal at that time. Following the Board meeting, Mr. Allen telephoned Mr. Breen and advised him that the BHS board had determined that it was not in a position to engage in negotiations with Tyco at that time.

        On November 2, 2009, Mr. Breen telephoned Mr. Allen to reiterate Tyco's proposal and to discuss the views of the BHS board with respect to such proposal. Mr. Allen advised Mr. Breen that the BHS board, together with its advisors, had undertaken a thorough review of Tyco's proposal, and that the BHS board had determined that the BHS standalone plan was more attractive than Tyco's proposal. Mr. Breen advised Mr. Allen that Tyco was committed to engaging in a transaction and requested an opportunity for the senior executives of both Tyco and BHS to meet to discuss Tyco's proposal and the differences in view as to valuation in an effort to ascertain whether such differences could be reconciled. Mr. Breen advised Mr. Allen he would contact him the following day to determine whether or not such a meeting could be arranged.

        On November 3, 2009, the BHS board met to discuss the latest developments regarding the discussions with Tyco. Representatives of Morgan Stanley and Fulbright & Jaworski were in attendance. Mr. Allen updated the BHS board on his discussions with Mr. Breen, Mr. Breen's response as well as

Mr. Breen's request for a meeting to discuss the different views as to valuation. Morgan Stanley advised the BHS board of its valuation views, and representatives of Fulbright & Jaworski reviewed with the BHS board the applicable provisions of the Tax Matters Agreement. At that meeting, the BHS board directed Mr. Allen to advise Mr. Breen that the BHS board would be willing to exchange limited confidential information with Tyco related to potential cost synergies that could potentially be realized in a business combination with a view to bridging the valuation gap between the parties, subject to Tyco's willingness to enter into a confidentiality agreement with a standstill provision.

        Later that day, Mr. Breen telephoned Mr. Allen. Mr. Allen advised Mr. Breen that senior executives of BHS would be willing to meet with senior executives of Tyco to discuss BHS's views as to the potential cost savings that could be realized in a potential transaction in an effort to assist Tyco in understanding BHS's views as to the valuation differential, but would be willing to do so only if Tyco would be willing to enter into a confidentiality agreement containing a customary standstill arrangement. Mr. Breen responded that Tyco would be willing to proceed on that basis and requested that Mr. Allen forward a draft of such an agreement for Tyco's review.

        On November 4, 2009, BHS forwarded the proposed confidentiality agreement and standstill arrangement to Tyco. From November 6 through November 11, 2009, representatives of Fulbright & Jaworski and Simpson Thacher & Bartlett LLP, or Simpson Thacher, legal counsel to Tyco, negotiated the terms of the confidentiality agreement. The parties executed the confidentiality agreement, which contained a customary standstill provision, on November 12, 2009.

        On November 13, 2009, the BHS board held its regularly scheduled Board meeting in Irving, Texas. Representatives of Morgan Stanley and Fulbright & Jaworski attended the portion of the meeting where the discussions with Tyco were reviewed. Mr. Allen updated the BHS board on the developments in the Tyco discussions, and advised the BHS board that senior management of both BHS and Tyco were scheduled to meet the following week to discuss potential cost synergies in an effort to provide further input to Tyco with respect to reevaluating its proposal. Representatives of Morgan Stanley reviewed with the BHS board their views as to the valuation range with respect to BHS, an analysis of Tyco's proposal as compared to Morgan Stanley's valuation range, and a discussion of the various valuation methodologies. Representatives of Fulbright & Jaworski further reviewed with the Board the provisions in the Tax Matters Agreement and the potential impact of such provisions on negotiations with Tyco. The BHS board also discussed the various potential responses to Tyco.

        On November 17, 2009, Mr. Breen, Christopher J. Coughlin, Executive Vice President and Chief Financial Officer of Tyco, Judith A. Reinsdorf, Executive Vice President and General Counsel of Tyco, Naren K. Gursahaney, President—ADT Worldwide, Keller Arnold, Vice President, Financial Planning and Analysis, and Ken Popora, Vice President of Finance, Residential & Small Business, ADT Security Services, met with Messrs. Allen, Davis, Lucht and Yevich in Dallas, Texas to discuss potential cost synergies and BHS's views as to such synergies.

        On November 18, 2009, Mr. Allen updated the BHS board on the developments with respect to the discussions with Tyco. Later that day, Mr. Allen telephoned Mr. Breen to arrange a meeting between Citigroup Global Markets, Inc., or Citi, Tyco's financial advisor who had been previously engaged by Tyco in connection with a possible transaction involving BHS, and Morgan Stanley.

        On November 19, 2009, representatives of Morgan Stanley and Citi discussed their respective views as to the potential cost synergies and the valuation gap between the parties.

        On November 20, 2009, Mr. Allen and Mr. Breen discussed by telephone the status of the work performed by Tyco and Citi with respect to the cost synergies and the valuation gap.

        On the morning of November 25, 2009, Mr. Breen telephoned Mr. Allen. Mr. Breen advised Mr. Allen that Tyco was prepared to revise its November 2, 2009 proposal in light of the discussions held the previous week in Dallas, Texas. Specifically, Tyco was prepared to increase the proposed offer price to $42.00 per share of BHS common stock, comprised of $12.60 in cash and $29.40 in Tyco shares. The share component of the proposal would include a share price protection mechanism consisting of a floating exchange ratio within a fixed 10%+/- range of Tyco share price movement between the signing and closing of the merger. Mr. Breen further proposed that the BHS's shareholders would have the option to elect to receive 100% of the consideration in Tyco shares. Mr. Breen advised Mr. Allen that the revised proposal was contingent upon the BHS board agreeing to move expeditiously towards negotiating a transaction, and requested a 30-day exclusivity period to conduct due diligence and negotiate a transaction. Mr. Allen advised Mr. Breen that he would convene the BHS board to discuss the revised proposal. Following the telephone call, Mr. Breen delivered a written proposal to Mr. Allen setting forth the terms identified in his call with Mr. Allen. Additionally, Citi contacted Morgan Stanley to share its views of Tyco's revised proposal.

        Later that day, Mr. Allen updated the BHS board with respect to Tyco's revised proposal, which call Mr. Davis and representatives of Morgan Stanley and Fulbright & Jaworski also attended. The BHS board requested that a board meeting be scheduled for December 2, 2009 to evaluate Tyco's revised proposal.

        On December 1, 2009, representatives of Morgan Stanley and Citi met to discuss Tyco's revised proposal and to clarify certain aspects of such proposal.

        On December 2, 2009, the BHS board met at DFW Airport, Texas to discuss Tyco's revised proposal. Messrs. Davis, Lucht and Yevich, as well as representatives of Morgan Stanley and Fulbright & Jaworski were in attendance. Mr. Allen reviewed with the BHS board the status of the discussions with Tyco and the terms contained in Tyco's revised proposal. Mr. Lucht reviewed the financial forecast prepared by BHS management for certain key operating metrics under the BHS standalone plan. Representatives of Morgan Stanley further reviewed with the BHS board the revised Tyco proposal, Tyco's market valuation, BHS's forecast financial profile as compared to market analyst projections, an evaluation of the valuation of BHS under various valuation methodologies and the range of such valuation as compared to Tyco's revised proposal. Morgan Stanley further reviewed a list of other potential suitors and their assessment of the prospects of such suitors pursuing a potential transaction with BHS. Representatives of Fulbright & Jaworski reviewed with the BHS board their fiduciary duties, as well as legal and strategic issues associated with the Tax Matters Agreement and their implications with respect to potential negotiations with Tyco. After careful review and consideration, the BHS board determined that the proposed cash/share consideration mix, the share price protection mechanism and an exclusivity period limited to approximately two weeks would be acceptable, but only in the event that Tyco increased its offer price and included an option to allow BHS shareholders to elect to receive all cash consideration up to an aggregate cap amount of cash consideration. The BHS board then instructed Mr. Allen to advise Tyco of its determination with respect to the transaction structure, and to advise Mr. Breen that they would be willing to proceed with negotiations on an exclusive basis if Tyco increased its proposed offer price to $44.00 per share of BHS common stock.

        On December 4, 2009, Mr. Allen telephoned Mr. Breen. Mr. Allen advised Mr. Breen that the proposed transaction consideration structure was acceptable to the BHS board, provided that Tyco agree to an option that would allow BHS shareholders to elect all cash consideration for their BHS common stock, up to an aggregate cap amount of cash consideration. Mr. Allen further advised Mr. Breen that the BHS board was willing to proceed with negotiations on an exclusive basis, but only if Tyco increased its proposed offer price to $44.00 per share of BHS common stock. Mr. Breen advised Mr. Allen that he would respond shortly. Additionally, representatives of Morgan Stanley contacted Citi to reiterate the position of the BHS board.

        On December 7, 2009, Mr. Breen telephoned Mr. Allen and advised him that Tyco was in general agreement with the consideration structure, but that its best and final offer was $42.50 per share of BHS common stock. Citi contacted Morgan Stanley to reiterate this message.

        On December 8, 2009, the BHS board met to discuss the latest developments concerning the negotiations with Tyco. Mr. Davis, and representatives of Morgan Stanley and Fulbright & Jaworski were in attendance. Mr. Allen updated the BHS board with respect to Tyco's revised proposal of $42.50 per share. Morgan Stanley provided the BHS board its perspectives on the proposed offer price and how such price compared to Morgan Stanley's analysis of the valuation range for BHS. Morgan Stanley further discussed various options to consider with respect to responding to Tyco and the risk analysis surrounding each approach. After discussion, the BHS board directed Mr. Allen to advise Mr. Breen that it was willing to proceed with negotiations on an exclusive basis with Tyco at the $42.50 price level, but only with the understanding that the definitive merger agreement would contain flexibility for the BHS board to evaluate and accept a "superior proposal" following the execution of the definitive agreement and that the required consent would be obtained from BCO before signing the definitive agreement.

        On December 9, 2009, Mr. Allen telephoned Mr. Breen to advise him of the above conditions on which the BHS board was willing to proceed on an exclusive basis at the $42.50 price per share proposed by Tyco. Mr. Breen and Mr. Allen then made arrangements to begin the diligence and negotiation process following the execution of an exclusivity agreement.

        Later that day, Morgan Stanley forwarded a draft exclusivity agreement to Citi, which provided for a two-week exclusivity period. On December 10 and December 11, 2009, representatives of Fulbright & Jaworski and Simpson Thacher negotiated the provisions of the exclusivity agreement. On December 11, 2009, the parties entered into the exclusivity agreement providing for exclusivity through December 23, 2009.

        On the evening of December 11, 2009, representatives of Fulbright & Jaworski provided a draft merger agreement to Simpson Thacher. The provisions of the draft merger agreement contained customary representations, warranties and covenants for transactions of this nature, and included a "fiduciary out" with respect to discussions involving a "superior proposal," a "fiduciary termination right" in favor of BHS in the event of its acceptance of a "superior proposal," provisions enabling the BHS board to change its recommendation to the BHS shareholders with respect to the transaction in compliance with its fiduciary duties, and a proposed termination fee of $45 million.

        During the week of December 14, 2009, a virtual data room consisting of relevant diligence materials organized and prepared by BHS was opened for Tyco and its representatives to begin due diligence. During that week, representatives of Tyco and its advisors as well as BHS and its advisors conducted due diligence.

        On December 15, 2009, representatives of Fulbright & Jaworski received proposed changes to the draft merger agreement from Simpson Thacher. The revised draft, among other things, proposed restrictions on BHS with respect to considering a "superior proposal," limited the terms under which the BHS board could change its recommendation of the transaction to the BHS shareholders, requested a "match right" for Tyco with respect to "superior proposals," added additional termination rights in favor of Tyco, proposed a termination fee of $60 million payable to Tyco upon termination of the merger agreement in connection with a "superior proposal," and added as a closing condition that the BCO consent under the applicable spin-off documents had been received and remained in effect.

        On December 18, 2009, representatives of Fulbright & Jaworski provided a revised draft of the merger agreement to Simpson Thacher, which, among other things, reverted to BHS's original position with respect to BHS's consideration of "superior proposals," the terms under which the BHS board could change its recommendation with respect to the transaction, the proposed termination fee of $45 million payable to Tyco upon termination of the merger agreement in connection with a "superior proposal," and the removal of the closing condition regarding the BCO consent.

        On December 20, 2009, Simpson Thacher delivered a list of the material open issues in the merger agreement from Tyco's perspective.

        On December 21, 2009, Mr. Allen, Mr. Yevich, Mr. Lucht, as well as representatives of Morgan Stanley and Fulbright & Jaworski, discussed with Mr. Coughlin and other executives of Tyco various due diligence matters with respect to Tyco.

        On December 21, 2009, Simpson Thacher delivered proposed revisions to the non-solicitation covenant and the termination provisions of the draft merger agreement. Later that day, representatives of Fulbright & Jaworski and BHS, on the one hand, and representatives of Simpson Thacher and Tyco, on the other hand, negotiated the terms of such provisions and certain other material terms of the merger agreement.

        In the morning on December 22, 2009, Mr. Breen telephoned Mr. Allen to discuss Tyco's views as to the material open issues in the merger agreement and advised Mr. Allen that Simpson Thacher would be providing a revised draft of the merger agreement later that day. Later that day, Simpson Thacher provided representatives of Fulbright & Jaworski a revised draft of the merger agreement containing Tyco's positions on the material open issues, including among other things, the restrictions contained in the non-solicitation and termination provisions of the merger agreement. In particular, Tyco continued to limit the BHS board's ability to change its recommendation solely to situations involving a "superior proposal," proposed a "match right" for Tyco, continued to request a termination fee of $60 million and included certain additional termination triggers for Tyco and fee provisions, as well as the closing condition regarding the BCO consent.

        On the morning of December 23, 2009, Mr. Allen and Mr. Breen discussed the open items to be discussed between the Tyco team and the BHS team later that morning. Later that morning, a telephone conference between Messrs. Breen and Coughlin, Ms. Reinsdorf, Mark Armstrong, Vice President of Mergers & Acquisitions, and a representative of Citi, on the one hand, and Messrs. Allen and Davis and a representative of Morgan Stanley, on the other hand, was held to discuss the material open issues under the draft merger agreement, including the proposed closing condition relating to the BCO consent, the termination fee amount, and the non-solicitation and termination provisions (including Tyco's proposed restrictions on the ability of the BHS board to change its recommendation solely in situations involving a "superior proposal"). Later that day, representatives of Fulbright & Jaworski delivered to Simpson Thacher BHS's revised proposal with respect to the non-solicitation and termination provisions of the merger agreement. In particular, the revised proposal included the ability of the BHS board to change its recommendation to the BHS shareholders in response to an "intervening event" if the failure to do so would be inconsistent with its fiduciary duties to the BHS shareholders. Representatives of Fulbright & Jaworski and Simpson Thacher negotiated the revised provisions later that evening.

        On December 24, 2009, representatives of Fulbright & Jaworski and Simpson Thacher discussed the open issues under the merger agreement.

        On December 26, 2009, representatives of Fulbright & Jaworski provided a revised draft of the merger agreement to Simpson Thacher addressing certain other provisions of the merger agreement.

        During the week of December 28, 2009, at the direction of representatives of Simpson Thacher and Fulbright & Jaworski, Swiss counsel for Tyco and BHS discussed various mechanics under Swiss law with respect to the proposed transaction and other provisions of the proposed merger agreement that implicated Swiss law.

        On December 28 and 29, 2009, representatives of Fulbright & Jaworski conducted due diligence on Tyco at Tyco's headquarters for the U.S. in Princeton, New Jersey.

        On the morning of December 28, 2009, Mr. Breen telephoned Mr. Allen to discuss Tyco's views with respect to the material open issues in the draft merger agreement.

        On December 29, 2009, representatives of Fulbright & Jaworski and Simpson Thacher and the respective special Virginia counsel of BHS and Tyco discussed and negotiated various portions of the merger agreement.

        On the morning of December 30, 2009, Mr. Breen contacted Mr. Allen and advised him that Tyco was continuing to evaluate the material open issues in the merger agreement. Mr. Breen advised that such evaluation would continue over the weekend, but that Simpson Thacher would provide a revised draft of the merger agreement later that day addressing provisions of the merger agreement other than the material open issues. During that day, representatives of Fulbright & Jaworski and Simpson Thacher negotiated these other provisions of the merger agreement. Late that evening, Simpson Thacher provided a revised draft of the merger agreement to representatives of Fulbright & Jaworski reflecting Tyco's proposed revisions, other than with respect to the material open issues.

        On January 4, 2010, Mr. Breen telephoned Mr. Allen to advise him that Tyco would be proposing compromise positions to the material open issues in a revised draft of the merger agreement which would arrive later in the day. Later that evening, Simpson Thacher provided a revised draft of the merger agreement to representatives of Fulbright & Jaworski, reflecting among other things revisions to the non-solicitation covenant to include the ability of the BHS board to change its recommendation due to a defined "intervening event," and proposed a termination fee of $100 million payable to Tyco in such instance.

        On January 5, 2010, representatives of Fulbright & Jaworski and Simpson Thacher negotiated various provisions in the revised draft of the merger agreement. Later that day, Messrs. Allen and Davis and a representative of Morgan Stanley, on the one hand, and Ms. Reinsdorf, Mr. Armstrong and Mr. Joseph Braun, Senior Corporate Counsel, Mergers & Acquisitions for Tyco, on the other hand, negotiated the remaining material issues under the merger agreement, which included the resolution of the amount of the termination fee payable to Tyco in the event the BHS board changed its recommendation due to a defined "intervening event" equal to $87.5 million and the requirement that the BCO consent be obtained prior to execution of the merger agreement and that the consent remain in effect through closing of the transaction. Later that evening, representatives of Fulbright & Jaworski provided to Simpson Thacher comments to the draft merger agreement reflecting the discussions held that day.

        On January 6, 2010, the BHS board met to discuss the status of the negotiations with Tyco and the provisions of the merger agreement. Representatives of Morgan Stanley and Fulbright & Jaworski were in attendance. Mr. Allen advised the BHS board of the status of the discussions with Tyco and the advanced stages of the negotiations of a definitive merger agreement. Representatives of Morgan Stanley reviewed for the members of the BHS board various aspects of Tyco's offer and the status of the negotiations of the merger agreement. Representatives of Fulbright & Jaworski then reviewed with the BHS board the material terms of the draft merger agreement and the proposed consent to the transaction that would be forwarded to BCO seeking its consent to the assignment to Tyco of BHS' rights and obligations under the spin off documentation as well as its acceptance of the Fulbright & Jaworski tax opinion to be delivered under the Tax Matters Agreement. The BHS board then authorized Mr. Allen to contact Michael Dan, Chairman, President and Chief Executive Officer of BCO, to discuss such matters.

        On the evening of January 6, 2010, Simpson Thacher provided to representatives of Fulbright & Jaworski a revised draft of the merger agreement. Throughout the day on January 7, 2010, representatives of Simpson Thacher and Fulbright & Jaworski negotiated various minor issues in the merger agreement. That afternoon, Mr. Allen and Mr. Breen discussed the proposed consent from BCO and Mr. Allen's anticipated contact with Mr. Dan. Early that evening, Mr. Allen contacted Mr. Dan. Following that call, representatives of Fulbright & Jaworski forwarded to BCO a proposed confidentiality agreement to be entered into among BCO, BHS and Tyco.

        On January 8, 2010, BCO, BHS and Tyco executed the confidentiality agreement. That evening, representatives of Fulbright & Jaworski forwarded to BCO the proposed consent to be executed by BCO together with the draft Fulbright & Jaworski tax opinion to be delivered under the Tax Matters Agreement and the accompanying certifications underlying that opinion.

        On January 13, 2010, Tyco's board of directors held a regularly scheduled Board meeting, at which representatives of Simpson Thacher and Citi were in attendance. As part of this meeting, members of Tyco's senior management team, including Messrs. Breen, Coughlin, Reinsdorf and Armstrong, together with representatives of Simpson Thacher and Citi, updated and reviewed with the Tyco board the rationale for and terms of the proposed transaction, including the material terms of the merger agreement and the financial terms of the transaction, including the anticipated financial impact of the transaction on Tyco. Following discussion among the Tyco board, its senior management, and its advisors, the Tyco board approved the transaction with BHS, subject to final approval of the merger agreement by Messrs. Breen and Coughlin upon receipt by BHS of the BCO consent.

        From January 13, 2010 through January 15, 2010, representatives of Fulbright & Jaworski, Simpson Thacher, and McDermott Will & Emery, special tax counsel to Tyco, on the one hand, and representatives of Cravath, Swaine & Moore LLP, counsel to BCO, on the other hand, negotiated the terms of the BCO consent, the proposed Fulbright & Jaworski tax opinion and the underlying certificates.

        In the evening of January 15, 2010, Fulbright & Jaworski rendered its opinion contemplated by the Tax Matters Agreement, and BCO, BHS and Tyco executed the BCO consent.

        Over the weekend of January 16 and 17, 2010, representatives of Fulbright & Jaworski and Simpson Thacher finalized the terms of the merger agreement.

        On the afternoon of January 17, 2010, Mr. Davis and representatives of Fulbright & Jaworski, on the one hand, and Ms. Reinsdorf and representatives of Simpson Thacher, on the other hand, conducted a bring-down diligence call with respect to Tyco.

        On the morning of January 18, 2010, the BHS board met to discuss the proposed transaction. Mr. Davis, along with representatives of Fulbright & Jaworski and Morgan Stanley were in attendance. Mr. Allen updated the Board on the receipt of the BCO consent. Representatives of Morgan Stanley reviewed with the BHS board the financial terms of the proposed transaction, information with respect to Tyco and the financial due diligence performed on Tyco. Representatives of Fulbright & Jaworski reviewed with the BHS board its fiduciary duties, the terms of the transaction and the legal due diligence performed on Tyco. Morgan Stanley delivered its oral opinion to the BHS board, subsequently confirmed in writing as of the same date, to the effect that, as of the date of the opinion, based upon and subject to the assumptions, limitations, qualifications and conditions set forth in the opinion, the merger consideration to be received by the holders of the shares of BHS common stock pursuant to the merger agreement was fair, from a financial point of view, to such holders. The BHS board unanimously determined it to be in the best interests of BHS and its shareholders, and declared it advisable, to enter into the merger agreement, adopted and approved the merger agreement and the transactions contemplated thereby and approved the merger, and recommended that the BHS shareholders approve the merger agreement, the merger and the plan.

        Later that morning, a merger agreement in the form approved by the BHS board was executed by representatives of BHS and Tyco. That afternoon, Tyco and BHS issued a joint press release announcing the proposed transaction.

        On March 22, 2010, Tyco and BHS entered into an amendment to the merger agreement, which provides that, among other things, to the extent the merger closes prior to the distribution of Tyco's quarterly dividend for its third fiscal quarter 2010, which is currently scheduled for May 26, 2010, BHS shareholders receiving Tyco shares in the merger will be entitled to receive such dividend. The amendment also changed the election deadline to 5:00 p.m., New York time, on the fifth, and not fourth, full day prior to the closing date and similarly changed the pricing period for determining Tyco's 10-day VWAP, so that the final day of such 10 consecutive trading day period will also end on the fifth, and not fourth, full trading day prior to the closing date of the merger.

BHS's Reasons for the Merger; Recommendation of the BHS Board of Directors

        The BHS board, acting with the advice and assistance of BHS senior management and its outside financial and legal advisors, carefully evaluated the merger agreement and the related transactions. The BHS board unanimously (a) determined that it is in the best interests of BHS and the BHS shareholders, and declared it advisable, to enter into the merger agreement, (b) adopted and approved the merger agreement and the transactions contemplated thereby and approved the merger, and (c) recommended that the BHS shareholders approve the merger agreement, the merger, and the plan. The BHS board makes no recommendation as to the form of consideration the BHS shareholders should elect to receive.

        In the course of reaching its determination, the BHS board considered a number of factors. The material factors that the directors considered, and that they believe supported the decision to approve the merger, were:

  •
  the directors' belief that the merger consideration that would be received by BHS shareholders pursuant to the merger represented a fair price for the shares of common stock of BHS;

  •
  the current and historical market prices of BHS common stock, as well as the fact that the per share merger consideration represented a premium of approximately 35% over the market closing price of $31.42 on January 15, 2010, the last trading day prior to the announcement of the transaction;

  •
  the directors' understanding of BHS's business, historical, current and projected financial performance, competitive and operating environment, operations, prospects and management strengths, along with current trends in the industry in which BHS operates, including the current competitive environment, as well as the execution risks associated with the foregoing;

  •
  the risks, costs and uncertainty associated with BHS's initiative to introduce the new "Broadview Security" brand name and establish a high level of brand awareness and responsiveness from potential customers, which initiative would require an investment of an estimated incremental $60-$90 million over a period of two to three years;

  •
  Morgan Stanley's opinion that, as of January 18, 2010, and based upon and subject to the assumptions, limitations, qualifications and conditions set forth in its opinion, the merger consideration to be received by the holders of BHS shares of common stock pursuant to the merger agreement was fair from a financial point of view to such holders (the written opinion of Morgan Stanley is attached as Annex C to this proxy statement/prospectus and is discussed in further detail in the section titled "The Merger—Opinion of BHS's Financial Advisor" beginning on page 53);

  •
  the fact that all BHS shareholders have the opportunity to elect the form of consideration they would like to receive in the form of cash, Tyco stock, or a mix of cash and Tyco stock (subject to the proration and allocation limitations described in the section titled "The Merger Agreement—Merger Consideration" beginning on page 73) which would allow BHS shareholders to choose a form of consideration that would allow the BHS shareholders to either receive a certain cash value for their shares and monetize their investment in BHS, participate in the potential future increase in value of an investment in Tyco, or dispose of their Tyco shares in the public market;

  •
  the fact that the cash consideration available to the BHS shareholders electing to only receive cash is fixed at $42.50 (subject to the proration and allocation limitations described in the section titled "The Merger Agreement—Merger Consideration" beginning on page 73) and the cash portion available to BHS shareholders electing to receive a mix of Tyco stock and cash is fixed at $12.75 (and is not subject to proration), which assures that BHS shareholders that choose to receive cash will receive no less than 30% of the merger consideration in cash (assuming that Tyco's 10-day VWAP is within the bounds of the collar);

  •
  the fact that the exchange ratio for Tyco common shares to be received in the merger provides some certainty of value by floating within a range of ten percent greater or ten percent less than Tyco's volume-weighted average stock price on the NYSE during the ten trading day period ending on the last trading day prior to signing the merger agreement, which allows the value of the Tyco shares to be received in the merger (based on Tyco's 10-day VWAP) to be fixed at $42.50 for stock-electing BHS shares and $29.75 for mixed electing (or non-electing) BHS shares, provided Tyco's 10-day VWAP is not less than $32.97 or more than $40.29;

  •
  the fact that if Tyco's 10-day VWAP is more than $40.29, the value of the Tyco shares to be received in the merger will be more than $42.50 for stock-electing BHS shares and $29.75 for mixed electing (or non-electing) BHS shares, allowing BHS shareholders who make an election to receive some or all of their consideration in the form of Tyco common shares to participate in the upside of an increase in the market price of Tyco common shares between the signing and closing of the merger;

  •
  the financial analyses, information and perspectives provided to the BHS board by management and BHS's financial advisors;

  •
  the fact that completion of the merger requires the approval of BHS shareholders;

  •
  the terms and conditions of the merger agreement, including:

  •
  the fact that no external financing is required for the merger and completion of the merger was not subject to any financing contingencies and the assessment by the BHS board, after consultation with BHS management and Morgan Stanley, that Tyco has the financial capability to fund the cash portion of the merger consideration;

  •
  the limited number and the nature of the conditions to Tyco's and Merger Sub's obligation to complete the merger;

  •
  the fact that ADT Security Services, Inc. has agreed to be jointly and severally liable for damages that may be suffered by BHS and the BHS shareholders in the event Tyco breaches its obligations under the merger agreement;

  •
  the amount of the termination fee payable by BHS under the circumstances set forth in the merger agreement would be unlikely to serve as a deterrent to third parties from proposing alternative acquisition transactions;

  •
  the ability that BHS retains to provide confidential due diligence information to, and engage in discussions with, any third party that makes an unsolicited bona fide written takeover proposal, provided that the BHS board determines in good faith, after consultation with its outside counsel, that failure to take such action would be inconsistent with the BHS board's fiduciary duties under applicable law and concludes in good faith, after consultation with its outside legal and financial advisors, that the proposal constitutes a "superior proposal" or is reasonably likely to result in a "superior proposal" (see the section titled "The Merger Agreement—No Solicitation of Offers by BHS" beginning on page 82);

  •
  the fact that the BHS board may change or withdraw its recommendation regarding the merger if a superior transaction proposal is received from a third party or in response to certain defined material developments or material changes in circumstances, if in either case the BHS board determines that a failure to change its recommendation would be inconsistent with its fiduciary duties under applicable law, subject to payment of a termination fee in certain circumstances;

    •
    the ability of the BHS board to terminate the merger agreement, subject to the payment of a termination fee, in order to enter into a superior proposal if BHS has not willfully and materially breached any of the non-solicitation provisions of the merger agreement and has complied with certain of the non-solicitation provisions, including those provisions allowing Tyco the right to propose amendments to the merger agreement in such a manner that the takeover proposal no longer constitutes a superior proposal; and

    •
    the conclusion of the BHS board that the termination fees and the circumstances under which such fees were payable were reasonable in light of the benefits of the proposed merger and commercial practice (see the section titled "The Merger Agreement—Termination Fees and Expenses" beginning on page 87);

  •
  the structure of the merger, which is expected to qualify as a "reorganization" within the meaning of Section 368(a) of the Code.

        The BHS board also considered a number of factors that they believed presented risks or otherwise weighed against proceeding with the merger, which were:

  •
  the possibility that the merger may not be completed, or that completion may be unduly delayed, due to a failure to satisfy the closing conditions for reasons that may or may not be beyond the control of BHS and Tyco;

  •
  the restrictions contained in the merger agreement on the ability of the BHS board to actively solicit, furnish non-public information regarding BHS in connection with, and engage in negotiations regarding, alternative proposals;

  •
  the fact that BHS's officers and employees will have to focus extensively on actions required to complete the proposed merger, which may divert their attention from the operations of BHS's business;

  •
  the risk that regulatory agencies may not approve the merger or may impose terms and conditions on their approvals that would either materially delay the closing of the merger or would materially impair the business operations of BHS or Tyco to the extent that Tyco would not be required to close the merger under the terms of the merger agreement;

  •
  the fact that the merger agreement provides for a maximum cash amount that will be paid by Tyco as merger consideration and that, therefore, if BHS shareholders elect to receive, in the aggregate, a greater amount of cash consideration, the amount of cash received by cash electing shareholders will be reduced on a pro rata basis such that they will receive a portion of their merger consideration in the form of Tyco shares;

  •
  the fact that, if the merger is completed, BHS will no longer exist as an independent company focused solely on the security system monitoring services industry and BHS shareholders will be unable to participate in any future earnings growth or receive any benefit from any future increase in the standalone value of BHS;

  •
  the fact that, if the merger is completed (a) BHS shareholders who elect to receive Tyco shares will participate in the future earnings growth of a company that includes businesses in different industries with different growth rates than BHS's business and (b) BHS shareholders who do not elect to receive Tyco common shares will not participate in any potential future earnings or growth of BHS's business and will not benefit from any potential appreciation that may be reflected in the value of Tyco's common shares;

  •
  the fact that the Tyco shares to be received as consideration by BHS shareholders will be issued by a Swiss corporation and the increased complexity associated with ownership of shares of a Swiss corporation;

  •
  the fact that if the volume-weighted average price of Tyco's stock on the NYSE during the ten trading day period ending on the fifth full trading day prior to the closing date of the merger is less than $32.97, the value of the Tyco shares to be received in the merger will be less than $42.50 for stock-electing BHS shares and $29.75 for mixed electing (or non-electing) BHS shares, allowing BHS shareholders who make an election to receive some or all of their consideration in the form of Tyco common shares, or who made a cash election but are to receive Tyco common shares due to an oversubscription for cash, to be subject to the downside of a decrease in the market price of Tyco common shares between the signing and closing of the merger;

  •
  the precise number of Tyco common shares and the precise value of the merger consideration that would be delivered at closing to BHS shareholders who elect to receive stock consideration or mixed consideration, or who elect to receive cash consideration, but will receive some stock consideration on a pro rata basis, cannot be determined until five business days prior to closing of the merger, which means that BHS shareholders will vote to approve the merger, and may make their election with respect to the form of consideration they would like to receive, prior to knowing the precise number of Tyco common shares and the precise value of the merger consideration that they will receive;

  •
  the restrictions on the conduct of BHS's businesses prior to the completion of the merger, which, subject to specific limitations, may delay or prevent BHS from taking certain actions during the time that the merger agreement remains in effect;

  •
  the risk that while the merger is expected to be completed, there can be no assurance that all conditions to the parties' obligations to complete the merger will be satisfied, and as a result, it is possible that the merger may not be completed even if approved by BHS's shareholders; and

  •
  the risks and costs to BHS if the merger does not close, including the diversion of management and employee attention, potential effects on BHS's relationships with employees, suppliers, dealers and other business partners, the impact on trading prices for BHS shares and direct costs incurred.

        In addition, the directors were aware of and considered the interests that certain of BHS's directors and executive officers may have with respect to the merger that differ from, or are in addition to, their interests as shareholders of BHS, as described in "The Merger—Interests of Certain Persons in the Merger" below. The directors were also aware of and considered the fees that Morgan Stanley would be entitled to receive for the services rendered by it in connection with the merger, including the rendering of its opinion, as described in "The Merger—Opinion of BHS's Financial Advisor" beginning on page 53, and, in that regard, that Morgan Stanley's receipt of a significant portion of its compensation was contingent on the successful completion of a transaction.

        The foregoing discussion summarizes the material factors considered by the BHS directors in their consideration of the merger. After considering these factors, as well as others, the BHS board concluded that the positive factors relating to the merger agreement and the merger significantly outweighed the potential negative factors, and determined that the merger agreement and the merger were advisable and in the best interests of BHS and its shareholders. In view of the wide variety of factors considered by the directors, and the complexity of these matters, the BHS board did not find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual directors may have assigned different weights to various factors. The BHS board unanimously recommended the merger agreement and the merger based upon the totality of the information presented to and considered by it.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE MERGER AGREEMENT, THE MERGER AND THE PLAN.

 Opinion of BHS's Financial Advisor

        Under a letter agreement dated November 9, 2009, BHS retained Morgan Stanley to act as its financial advisor in connection with the transaction. BHS selected Morgan Stanley to act as its financial advisor based on Morgan Stanley's qualifications, expertise and reputation and its knowledge of the business and affairs of BHS. On January 18, 2010, Morgan Stanley rendered to BHS's board its oral opinion, subsequently confirmed in writing, that, as of such date and based upon and subject to the limitations, qualifications and assumptions set forth in the written opinion, the merger consideration to be received by the holders of shares of BHS's common stock pursuant to the merger agreement was fair from a financial point of view to such holders.

        The full text of the written fairness opinion of Morgan Stanley, dated January 18, 2010, is attached hereto as Annex C. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. You should read the entire opinion carefully and in its entirety. Morgan Stanley's opinion is directed to BHS's board and addresses only the fairness from a financial point of view of the merger consideration to be received by the holders of shares of BHS's common stock pursuant to the merger agreement as of the date of the opinion. It does not address any other aspect of the merger and does not constitute a recommendation to the shareholders of BHS as to how to vote or act on any matter with respect to the merger. The summary of the opinion of Morgan Stanley set forth in this proxy statement/prospectus is qualified in its entirety by reference to the full text of the opinion.

        In arriving at its opinion, Morgan Stanley, among other things:

  •
  Reviewed certain publicly available financial statements and other business and financial information of BHS and Tyco, respectively;

  •
  Reviewed certain internal financial statements and other financial and operating data concerning BHS;

  •
  Reviewed certain financial projections prepared by the management of BHS;

  •
  Reviewed information relating to certain strategic, financial and operational benefits anticipated from the merger, prepared by the management of BHS;

  •
  Discussed the past and current operations and financial condition and the prospects of BHS, including information relating to certain strategic, financial and operational benefits anticipated from the merger, with senior executives of BHS;

  •
  Discussed the past and current operations and financial condition and the prospects of Tyco with senior executives of Tyco;

  •
  Reviewed the reported prices and trading activity for BHS's common stock and Tyco's common shares;

  •
  Compared the financial performance of BHS and Tyco and the prices and trading activity of BHS's common stock and Tyco's common shares with that of certain other publicly-traded companies comparable with BHS and Tyco, respectively, and their securities;

  •
  Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

  •
  Reviewed the pro forma impact of the merger on Tyco's earnings per share;

  •
  Participated in certain discussions and negotiations among representatives of BHS and Tyco and their financial and legal advisors;

  •
  Reviewed the merger agreement and certain related documents; and

  •
  Performed such other analyses, reviewed such other information and considered such other factors as Morgan Stanley had deemed appropriate.

        In arriving at its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to it by BHS and Tyco and that formed a substantial basis for its opinion. With respect to the financial projections, including information relating to certain strategic, financial and operational benefits and costs anticipated from the merger, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of BHS of the future financial performance of BHS. In addition, Morgan Stanley assumed that the merger would be consummated in accordance with the terms described in the merger agreement without any waiver, amendment or delay of any material terms or conditions. Morgan Stanley assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed merger, no delays, limitations, conditions or restrictions would be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed merger.

        In its opinion, Morgan Stanley noted that it is not a legal, tax or regulatory advisor and that as financial advisor it relied upon, without independent verification, the assessment of BHS and Tyco and their legal, tax, or regulatory advisors with respect to such matters. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of BHS's officers, directors or employees, or any class of such persons, relative to the merger consideration to be received by the holders of shares of BHS's common stock in the transaction. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of BHS, nor was it furnished with any such appraisals. Morgan Stanley's opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to it as of, the date of the opinion. Events occurring after the date of the opinion may affect Morgan Stanley's opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm its opinion.

        In arriving at its opinion, Morgan Stanley was not authorized to solicit, and did not solicit, interest from any party with respect to an acquisition, business combination or other extraordinary transaction, involving BHS, nor did it negotiate with any parties other than Tyco.

        The following is a brief summary of the material analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion dated January 18, 2010. The various analyses summarized below were based on the merger consideration per share of BHS's common stock of (i) $12.75 in cash plus (ii) Tyco common shares representing $29.75 of value, subject to the terms of the collar arrangements. The prices of BHS's common stock and Tyco's common shares for these calculations were derived from the closing price of BHS's common stock on January 15, 2010, and the aggregate 10-day volume-weighted average price of Tyco common shares as of January 15, 2010, respectively. Morgan Stanley selected January 15, 2010 for the purpose of its analyses because that was the last trading day before the public announcement of the transaction. This summary of financial analyses includes information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole; considering any portion of such analyses and of the factor considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Stanley's fairness opinion.

Historical Public Market Trading Value

        Morgan Stanley reviewed the historical trading prices and volumes for BHS's common stock and Tyco's common shares from October 17, 2008 (the date on which when-issued trading began for BHS in connection with its spin-off from The Brink's Company) through January 15, 2010 and July 2, 2007 (the date of the completion of the spin-offs of Covidien plc. and Tyco Electronics Ltd.) through January 15, 2010, respectively. This analysis showed that (i) the low and high daily closing prices of shares of BHS's common stock were $14.49 and $33.67, respectively; and (ii) the low and high daily closing prices of shares of Tyco's common shares were $15.65 and $53.36, respectively.

Securities Research Analysts' Future Price Targets

        Morgan Stanley reviewed and analyzed the public market trading price targets for BHS's common stock prepared and published by equity research analysts during the period from November 5, 2009 through December 17, 2009 (the date of the last available report prior to announcement of the transaction). These targets reflected each analyst's publicly available estimate of the future public market trading price of BHS's common stock at the end of the particular time period considered for each estimate.

        Using a discount rate of 10%, based on an analysis of BHS's cost of equity, Morgan Stanley discounted these estimates to December 31, 2009, to arrive at a range of present values of the equity analyst price targets for BHS's common stock of $32 to $37 per share. The 10% discount rate was selected based on a cost of equity calculation that factored in BHS's "beta", which is a measure of a company's stock price volatility relative to the overall market, a 6% assumed market risk premium and a market-based risk-free rate.

        Morgan Stanley also reviewed and analyzed the public market trading price targets for Tyco's common shares prepared and published by equity research analysts during the period from November 10, 2009 through January 7, 2010 (the date of the last available report prior to announcement of the transaction). These targets reflected each analyst's publicly available estimate of the future public market trading price of Tyco's common shares at the end of the particular time period considered for each estimate. Morgan Stanley noted that such analyst price targets for Tyco's common shares ranged from $36 to $45 per share.

        The public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for BHS's common stock or Tyco's common shares and these estimates are subject to uncertainties, including the future financial performance of BHS, Tyco and future financial market conditions.

Peer Group Comparison

        Morgan Stanley reviewed and compared certain financial information of BHS with publicly-available information for peer group companies that operate in and are exposed to similar lines of business as BHS, namely companies in the security sector generally. The peer group included:

  •
  ADT Worldwide (a business unit of Tyco)

  •
  The Brink's Company

  •
  G4S plc

  •
  Garda World Security Corporation

  •
  Loomis AB

  •
  Monitronics International, Inc.

  •
  Prosegur Compania de Seguridad, S.A.

  •
  Protection One, Inc.

  •
  Securitas AB

        Morgan Stanley also reviewed and compared certain financial information of Tyco with publicly-available information for peer group companies that operate in and are exposed to similar lines of business as Tyco, namely diversified industrial companies. The peer group included:

  •
  Danaher Corporation

  •
  Dover Corporation

  •
  Eaton Corporation

  •
  Emerson Electric Co.

  •
  Honeywell International Inc.

  •
  Illinois Tool Works Inc.

  •
  Ingersoll-Rand plc

  •
  ITT Corporation

  •
  Parker-Hannifin Corporation

  •
  Textron Inc.

  •
  United Technologies Corporation

        Morgan Stanley analyzed, among other things, (i) with respect to BHS, the current Aggregate Value (i.e., market value of equity adjusted for capital structure) of each company expressed as a multiple of 2010 estimated earnings before expenses for interest, taxes, depreciation and amortization (EBITDA), and (ii) with respect to Tyco, the market price per share of each company's common stock, expressed as a multiple of estimated next twelve months (NTM) earnings per share. As of January 8, 2010, and based on publicly available estimates taken from securities research analysts in the case of the comparable publicly traded companies, and from financial forecasts prepared by BHS management, in the case of BHS, the low, high and median EBITDA multiples for BHS's peer group were 4.1x, 7.9x and 6.7x, respectively, and BHS's multiple was 5.9x. As of January 8, 2010, and based on estimates of net earnings per share taken from securities research analysts, the median price/earnings multiple for Tyco's peer group was 18.3x, and Tyco's multiple was 13.7x.

        No company utilized in the public trading benchmark analysis is identical to BHS or Tyco. In evaluating the comparable companies, Morgan Stanley made judgments and assumptions with regard to general business, economic, market and financial conditions and other matters, which are beyond the control of BHS and Tyco, such as the impact of competition on the business of BHS, Tyco or the industry generally, industry growth and the absence of any adverse material change in the financial condition of BHS, Tyco or the industry or in the financial markets in general, which could affect the public trading value of the companies. Mathematical analysis (such as determining the median) is not in itself a meaningful method of using comparable company data.

Hypothetical Future Stock Price Analysis

        Morgan Stanley estimated a range of possible present values to BHS's shareholders of the estimated future stock price of BHS as a standalone company. In order to estimate BHS's hypothetical future stock price, Morgan Stanley used BHS management's forecasts of (i) EBITDA for BHS on a standalone basis for 2011 and 2012, and applied potential NTM EBITDA multiples for BHS ranging from 6.0x to 7.0x, and (ii) earnings per share for BHS on a standalone basis for 2011 and 2012, and applied potential NTM price/earnings multiples for BHS ranging from 17.5x to 20.0x. Morgan Stanley then applied a 10% discount rate to calculate the present value of the hypothetical future price of BHS's common stock. Morgan Stanley noted that the possible present values of the future stock price of BHS on a standalone basis ranged from $34 to $41. The 10% discount rate was selected based on a cost of equity calculation that factored in BHS's "beta", which is a measure of a company's stock price volatility relative to the overall market, a 6% assumed market risk premium and a market-based risk-free rate.

Discounted Cash Flow Analysis

        Morgan Stanley performed a discounted cash flow analysis of BHS, which involves an analysis of the present value of estimated future cash flows and a terminal value of BHS. Morgan Stanley calculated ranges of implied equity values per share for BHS based on discounted cash flow analyses as of December 31, 2009, utilizing BHS's management forecast. Morgan Stanley utilized two methodologies in performing its analyses: (i) calculation of the present value of estimated cash flows for a seven-year forecast period plus the present value of a terminal value at the end of such period; and (ii) calculation of the present value of the forecasted cash flows associated with BHS's existing subscriber base plus the forecasted cash flows associated with estimated new customers over a ten-year period. Where applicable, the terminal value was calculated by applying a range of perpetual growth rates for free cash flow in the terminal year ranging from 1% to 2%. The unlevered free cash flows and the terminal value (where applicable) were then discounted to present values using a range of discount rates, based on the weighted average cost of capital of BHS, from 9% to 11%. Based on the calculations set forth above, this analysis implied a range for BHS's common stock of approximately $36 to $54 per share. The 9% to 11% discount rate range was selected based on a (i) cost of debt calculation that factored in BHS's assumed current cost of debt, (ii) cost of equity calculation that factored in BHS's "beta", which is a measure of a company's stock price volatility relative to the overall market, a 6% assumed market risk premium and a market-based risk-free rate, and (iii) a targeted capital structure.

Precedent Transaction Benchmarks

        Using publicly available information, Morgan Stanley reviewed the terms of selected precedent transactions in which the targets were companies or divisions that operate in and/or were exposed to similar lines of business as BHS. Morgan Stanley reviewed the price paid and calculated the ratio of Aggregate Value to monthly recurring revenue ("MRR"), a frequently cited metric in the security industry, of 15 selected transactions since 2005 (listed below).

        For this analysis Morgan Stanley reviewed the following transactions:

Acquiror	Target	Date Announced
United Technologies Corporation	GE Security	November 12, 2009
Prosegur Compania de Seguridad, S.A.	Norsergel Vigilancia e Transporte de Valores Ltda	July 1, 2009
The Stanley Works	Sonitrol Corporation	June 11, 2008
ADT (a subsidiary of Tyco)	Intercon Security and Security Services & Technologies	April 14, 2008
Atine Group Oyj	Turvatiimi Corp.	February 28, 2008
ESML Intressenter	Securitas Direct	February 4, 2008
UE Waterheater Income Fund	Voxcome Income Fund	April 16, 2007
United Technologies Corporation	Initial Electronic Security Group	March 30, 2007
Protection One, Inc.	Integrated Alarm Services Group	December 20, 2006
The Stanley Works	Honeywell Security Monitoring	December 13, 2006
Securitas AB	Securitas Direct	February 9, 2006
Koninklijke Philips Electronics NV	Lifeline Systems Inc	January 18, 2006
UE Waterheater Income Fund	Protectron	June 29, 2005
Great Hill Partners	Central Security Group	January 31, 2005
Devcon International Corp.	Starpoint	January 24, 2005

        For each of these transactions, Morgan Stanley reviewed the prices paid and analyzed the implied Aggregate Value of the acquired company as a multiple of last twelve months (LTM) MRR. This analysis indicated multiples ranging from 27x to 69x LTM MRR for these transactions, with a median multiple of 45x. Based on management's estimate of 2009 MRR for BHS of $44.2 million, the merger consideration implied a multiple of 42x.

        No company or transaction utilized in the precedent transaction benchmark analysis is identical to BHS or the merger. In evaluating the precedent transactions, Morgan Stanley made judgments and assumptions with regard to general business, economic, market and financial conditions and other matters, which are beyond the control of BHS and Tyco, such as the impact of competition on the business of BHS, Tyco or the industry generally, industry growth and the absence of any adverse material change in the financial condition of BHS, Tyco or the industry or in the financial markets in general, which could affect the public trading value of the companies and aggregate values of the transactions to which they are being compared. Mathematical analysis (such as determining the median) is not in itself a meaningful method of using precedent transaction data.

Precedent Change of Control Premiums Analysis

        Morgan Stanley performed a premiums paid analysis based upon the stock price premiums paid in selected public company transactions globally that were announced between January 1, 2004 and January 8, 2010, in which the target company was publicly traded and the transaction value was between $1 billion and $5 billion. Based on this analysis, Morgan Stanley concluded that the representative range of implied premiums to the prices of publicly-traded target companies prior to announcement of a transaction was 25% to 40%.

        Morgan Stanley calculated the implied premium of the per share merger consideration based on the various periods noted below. The following table summarizes Morgan Stanley's analysis:

Time Period	Implied Premium
January 15, 2010 closing price	35%
September 28, 2009 closing price	38%
Trailing 1 calendar month average volume-weighted average price	32%
Trailing 3 calendar month average volume-weighted average price	31%
Trailing 6 calendar month average volume-weighted average price	35%
Average of volume-weighted average prices since spin-off	68%
52-week high (December 2, 2009)	25%

        No company or transaction utilized in the premiums paid analysis is identical to BHS, Tyco or the merger. In evaluating the precedent transactions, Morgan Stanley made judgments and assumptions with regard to general business, economic, market and financial conditions and other matters, which are beyond the control of BHS and Tyco, such as the impact of competition on the business of BHS, Tyco or the industry generally, industry growth and the absence of any adverse material change in the financial condition of BHS, Tyco or the industry or in the financial markets in general, which could affect the public trading value of the companies and the aggregate value of the transactions to which they are being compared.

Pro Forma Analysis of the Transaction

        Morgan Stanley analyzed the impact of the merger, pro forma as if the merger closed on January 1, 2010, on Tyco and observed that, based on financial forecasts for Tyco, utilizing publicly available estimates taken from securities research analysts; estimates of transaction-related synergies, prepared by BHS's management; and financial forecasts for BHS prepared by BHS's management, the transaction would result in accretion to GAAP earnings per share for Tyco in calendar years 2010 and 2011.

        In performing its analysis, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of BHS or Tyco. Any estimates contained in Morgan Stanley's analysis are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by the estimates. These analyses were prepared solely as part of the analyses of Morgan Stanley of the fairness to BHS from a financial point of view of the merger consideration to by Tyco and were conducted in connection with the delivery of Morgan Stanley's opinion to BHS's board.

General

        In connection with the review of the merger by BHS's board, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley's view of the actual value of BHS. In performing its analyses, Morgan

Stanley made numerous assumptions with respect to industry performance, general business and economic, market and financial conditions and other matters. Many of these assumptions are beyond the control of BHS and Tyco. Any estimates contained in Morgan Stanley's analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

        Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness of the merger consideration pursuant to the merger agreement from a financial point of view to holders of shares of BHS's common stock and in connection with the delivery of its opinion to BHS's board. These analyses do not purport to be appraisals or to reflect the prices at which shares of common stock of BHS might actually trade.

        Morgan Stanley's opinion and its presentation to BHS's board was one of many factors taken into consideration by BHS's board in deciding to approve, adopt and authorize the merger agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of BHS's board with respect to the merger consideration or of whether BHS's board would have been willing to agree to a different merger consideration. The merger consideration was determined through arm's-length negotiations between BHS and Tyco and was approved by BHS's board. Morgan Stanley provided advice to BHS during these negotiations. Morgan Stanley did not, however, recommend any specific merger consideration to BHS or that any specific merger consideration constituted the only appropriate merger consideration for the merger.

        Morgan Stanley's opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with its customary practice.

        Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management business. Its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of Tyco, BHS, or any other company, or any currency or commodity, that may be involved in this transaction, or any related derivative instrument. During the two-year period prior to the date of Morgan Stanley's opinion, Morgan Stanley provided financial advisory and financing services unrelated to the merger to each of BHS and Tyco.

        Under the terms of its engagement letter, Morgan Stanley provided BHS with financial advisory services in connection with the merger for which it will be paid approximately $17.6 million, a significant portion of which is contingent upon, and will become payable upon, completion of the merger. BHS has also agreed to reimburse Morgan Stanley for its expenses incurred in performing its services. In addition, BHS has agreed to indemnify Morgan Stanley and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses, including certain liabilities under the federal securities laws, related to or arising out of Morgan Stanley's engagement.

Tyco's Reasons for the Merger

        In deciding to acquire BHS, Tyco and its board of directors believe that the addition of BHS will provide a positive opportunity for Tyco to enhance its presence in the residential and small business security industry and to broaden the overall sales, installation and service capabilities of its ADT

Worldwide business, allowing Tyco to generate new high quality accounts in both residential and small business. In particular, Tyco and its board of directors considered that, among other things:

  •
  the merger is consistent with Tyco's strategic focus and, if completed, will strengthen Tyco's position in its security business, which is one of the core platforms it has targeted for growth, increase Tyco's presence in the competitive North America residential and small business security industry and complement Tyco's focus on recurring revenue performance through expanding and maintaining its customer base, expanding service offerings, and managing subscriber acquisition costs;

  •
  BHS's business has a strong operating platform, is well-managed and has attractive margins, making it a positive fit with Tyco's ADT Worldwide business;

  •
  the addition of BHS would provide ADT Worldwide with approximately 1.3 million recurring revenue accounts and qualified sales, installation and service teams that could help broaden ADT Worldwide's installation and service capability and create opportunities to generate new, quality accounts; and

  •
  the merger is expected to result in substantial synergies by the second year after completion, driven by operating and tax efficiencies and cost reductions.

Interests of Certain Persons in the Merger

        BHS's executive officers and directors have financial interests in the merger that are different from, or in addition to, their interests as BHS shareholders generally. The members of the BHS board were aware of and considered these interests, among other matters, in evaluating the merger agreement, the merger and the plan, and in recommending that the BHS shareholders approve the merger agreement, the merger and the plan.

        The BHS board consists of six directors: Robert B. Allen, John S. Brinzo, Michael S. Gilliland, Lawrence J. Mosner, Carl S. Sloane and Carroll R. Wetzel, Jr.

        References in this section to BHS's "executive officers" refer to the following individuals: Robert B. Allen, John S. Davis, Shawn L. Lucht, Steven E. Neace, Stacey V. Rapier, Dwayne R. Sigler, Robert D. Trotter, Carole Vanyo and Stephen C. Yevich. Mr. Sigler, the former Senior Vice President, Marketing of BHS, resigned his positions with BHS and its subsidiaries effective January 8, 2010. As a result of such resignation, Mr. Sigler is not entitled to any payments or benefits under the change in control agreements described below.

  Change in Control Agreements

        Agreements between BHS and each of its executive officers provide for change in control severance benefits in the event of certain qualifying terminations of employment in connection with or following a change in control. Completion of the merger will constitute a change in control for purposes of the change in control agreements.

        These agreements provide generally that the applicable executive's position, duties, responsibilities and location will be commensurate in all material respects during the 12-month period following the change in control (the "covered period"). The agreements also provide for certain minimum guaranteed compensation opportunities during the covered period (including base salary, annual target bonus, long-term incentive opportunities and participation in benefit plans).

        Under the agreements, if during the covered period, BHS or its successor terminates the executive other than for cause, death or incapacity, or the executive terminates employment for "good reason" (as defined in the agreements), BHS or its successor will pay the executive, in a lump-sum cash payment, the aggregate of the following amounts: (i) the executive's earned but unpaid annual base salary through the date of termination; (ii) the executive's annual target bonus, prorated based on the number of days worked in the year of termination; (iii) any accrued but unpaid vacation pay; (iv) the executive's annual base salary plus the executive's annual target bonus; and (v) $25,000 (the estimated cost of reasonable outplacement services). For this purpose of the agreements, the executive's "annual target bonus" is the highest annual target bonus award under the Key Employees Incentive Plan for the three calendar years ended prior to the change in control; provided that if the executive did not participate in the Key Employees Incentive Plan for any of the last three calendar years preceding the change in control, the "annual target bonus" will be the target award under the bonus plan in which the executive is participating on the date of the change in control. In addition, for the duration of the covered period, BHS or its successor will continue to provide medical and dental benefits to the executive and the executive's family.

        The following table sets forth an estimate of the amounts payable to the executive officers under their respective change in control agreements, assuming each executive officer incurred a qualifying termination of employment immediately following the effective time of the merger, which is assumed for this purpose to occur on April 6, 2010.

Name	Estimated Amount of Cash Severance(1)	Estimated Value of Other Benefits(2)	Total
Robert B. Allen	$923,000	$13,967	$936,967
John S. Davis	$388,000	$13,967	$401,967
Shawn L. Lucht	$442,000	$13,967	$455,967
Steven E. Neace	$354,000	$13,967	$367,967
Stacey V. Rapier	$349,000	$13,967	$362,967
Robert D. Trotter	$339,000	$13,967	$352,967
Carole Vanyo	$316,000	$13,967	$329,967
Stephen C. Yevich	$492,000	$13,967	$505,967

(1)
Comprised of the sum of (a) one times executive's current annual base salary, (b) one times the greater of (i) executive's current KEIP target bonus (as a percentage of current annual base salary), or (ii) executive's highest KEIP bonus paid for the 2007, 2008, or 2009 calendar year, and (c) $25,000.

(2)
Determined as the estimated cost of family medical- and dental-care COBRA premiums for the 12-month period following the merger.

  Equity Compensation Awards

        BHS's executive officers and non-employee directors participate in BHS's equity incentive plans under which stock options and restricted stock units have been granted. As discussed under "The Merger—Treatment of BHS Options and Other Equity-Based Awards," at the effective time of the merger, each outstanding and unexpired BHS stock option (other than those granted in 2010) will vest, become fully exercisable and convert into options to purchase Tyco shares.

  Stock Options

        The following table sets forth the aggregate number of the outstanding and unexpired BHS stock options held by each of the executive officers and members of the BHS board that would vest, become fully exercisable and convert into options with respect to Tyco shares at the effective time of the merger (assuming the merger were to have closed on April 6, 2010). The estimated total consideration is based on $37.04 (which is within the "collar"), the volume-weighted average price of Tyco common shares on the NYSE for the ten trading days ending March 29, 2010. However, the actual amount of merger consideration the executive officers and directors will receive in exchange for the shares may vary and cannot be determined until the effective time of the merger.

Name	No. of Shares Subject to Vested Options	Average Exercise Price of Vested Options(1)	No. of Options Subject to Accelerated Vesting	Average Exercise Price of Options Subject to Accelerated Vesting(1)(2)	Total Value
Robert B. Allen	156,059	$26.69	188,028	$23.86	$5,972,597
John S. Brinzo	23,445	$24.10	—	—	$431,388
Lawrence J. Mosner	17,834	$26.59	—	—	$283,828
Carl S. Sloane	17,834	$26.59	—	—	$283,828
John S. Davis	—	—	50,605	$22.97	$988,245
Shawn L. Lucht	22,665	$26.08	42,632	$22.67	$1,217,467
Steven E. Neace	62,421	$23.58	52,293	$23.79	$2,159,949
Stacey V. Rapier	24,523	$27.18	45,604	$23.06	$1,261,949
Robert D. Trotter	19,320	$26.23	45,604	$23.06	$1,200,614
Carole Vanyo	56,850	$24.39	52,293	$23.79	$2,007,801
Stephen C. Yevich	89,177	$21.02	72,293	$22.92	$3,330,588

(1)
Represents average exercise price of options rounded to the nearest whole cent.

(2)
On February 19, 2010, BHS awarded stock options to the individuals listed on the table. These options have an exercise price of $41.23 per share and will vest in three equal, annual installments beginning February 11, 2011(subject to the individuals continued employment through the applicable vesting date). Vesting of these February 19, 2010 option awards will not accelerate as a result of the merger. Upon the merger, these options will convert into a right to purchase Tyco common shares.

  Restricted Stock Units

        In addition, immediately prior to the effective time of the merger, each outstanding BHS restricted stock unit will become fully vested and, at the effective time of the merger, convert into a restricted share unit with respect to Tyco shares. The following table sets forth the number of restricted stock units held by each of the members of the BHS board that would become fully exercisable and convert into restricted share units with respect to Tyco shares at the effective time of the merger (assuming the merger were to have closed on April 6, 2010). The estimated total consideration is based on $37.04 (which is within the "collar"), the volume-weighted average price of Tyco shares on the NYSE for the ten trading days ending March 29, 2010. However, the actual amount of merger consideration the directors will receive in exchange for the shares may vary and cannot be determined until the effective time of the merger.

Name	No. of Shares Subject to Restricted Stock Units	Total Value
John S. Brinzo	3,202	$136,085
Michael S. Gilliland	3,202	$136,085
Lawrence J. Mosner	3,202	$136,085
Carl S. Sloane	3,202	$136,085
Carroll R. Wetzel, Jr.	3,202	$136,085

  Deferred Equity Arrangements

        BHS's executive officers and non-employee directors also participate in BHS's deferred compensation plans under which they have received rights to receive shares of BHS common stock. As discussed under "The Merger—Treatment of BHS Options and Other Equity-Based Awards," at the effective time of the merger, each outstanding BHS deferred share unit will convert into, at Tyco's option, either:

  •
  a right to receive a number of Tyco common shares equal to the product of (x) the number of shares of BHS common stock subject to such deferred unit prior to conversion and (y) the exchange ratio applicable to a BHS shareholder making an all share election in connection with the merger, deliverable to the executive at the time the corresponding BHS deferred share would have been deliverable; or

  •
  a right to receive a deferred compensation account under Tyco's supplemental savings and retirement plan with a notional balance equal to the product of (x) the number of shares of BHS common stock subject to such deferred unit prior to conversion and (y) $42.50 (the "SSSP account credit"), with the actual payment under the plan payable to the executive at the time the corresponding BHS deferred share would have been deliverable.

        The following table sets forth the number of deferred BHS units held by each of BHS's executive officers and non-employee directors and the estimated value of the Tyco deferred units or SSSP account credit, assuming Tyco's 10-day VWAP remains within the "collar". However, the actual payments to executive officers and non-employee directors in respect of the deferred shares cannot be determined until the actual payment date, which will vary based on each executive's and non-employee director's elections made under the corresponding BHS deferred share program.

Name	No. of Deferred Units Held (rounded to nearest whole)	Value of Tyco Shares or SSSP Account Credit
Robert B. Allen	16,919	$719,061
John S. Brinzo	3,325	$141,327
Lawrence J. Mosner	3,325	$141,327
Carl S. Sloane	3,325	$141,327
Carroll R. Wetzel, Jr.	3,325	$141,327
Michael S. Gilliland	679	$28,872
John S. Davis	2,774	$117,877
Shawn L. Lucht	6,586	$279,906
Steven E. Neace	6,384	$271,312
Stacey V. Rapier	6,499	$276,227
Dwayne R. Sigler	12,966	$551,061
Robert D. Trotter	6,293	$267,470
Carole Vanyo	14,670	$623,482
Stephen C. Yevich	10,623	$451,467

  Management Performance Improvement Plan

        In the event of a change in control of BHS, all outstanding awards under the Management Performance Improvement Plan ("MPIP") will be deemed to be earned at 150% of the specified target amount for the calendar year in which such change in control occurs. The merger will be deemed to be a change in control for purposes of the MPIP. The table below sets forth the 2010 MPIP bonuses each executive officer would be entitled to receive if the merger is completed on or before December 31, 2010 as opposed to if a change in control did not occur during such time and the performance targets for the 2008 to 2010 performance period under the MPIP were achieved. The MPIP bonus will be payable at the end of the 2010 performance period or, if earlier, on the date the executive's employment terminates.

Name	2010 MPIP Target Bonus(1)	150% of 2010 Target Bonus(2)	Difference in Value(1)
Robert B. Allen	$200,000	$300,000	$100,000
John S. Davis	—	—	—
Shawn L. Lucht	$30,000	$45,000	$15,000
Steven E. Neace	$100,000	$150,000	$50,000
Stacey V. Rapier	$50,000	$75,000	$25,000
Robert D. Trotter	$50,000	$75,000	$25,000
Carole Vanyo	$100,000	$150,000	$50,000
Stephen C. Yevich	$100,000	$150,000	$50,000

(1)
Assumes no change in control occurs and performance targets for the 2008 to 2010 performance period are achieved.

(2)
Assumes change in control occurs.

  Indemnification and Insurance

        The merger agreement provides that the certificate of incorporation and bylaws of the surviving entity in the merger will not, with respect to the indemnification of directors, officers and employees, be amended, repealed or otherwise modified after the effective time of the merger in any manner that would adversely affect the rights thereunder of persons, including current or former directors or officers of BHS and its subsidiaries, who were identified as prospective indemnitees under BHS's amended and restated articles of incorporation or amended and restated bylaws in respect of acts or omissions occurring at or prior to the effective time of the merger.

        Following the effective time of the merger, Tyco and the surviving entity in the merger are required to indemnify the directors and officers of BHS and its subsidiaries to the fullest extent permitted by law with respect to any acts or omissions occurring at or prior to the effective time of the merger or taken at the request of Tyco or otherwise under the merger agreement. Tyco is also required to maintain, for a period of six years from the effective time of the merger, BHS's current directors' and officers' liability insurance policy (or policies with limits, terms and conditions that are no less favorable) with respect to acts or omissions occurring prior to the effective time of the merger, subject to specified cost limitations. Alternatively, Tyco may obtain a single premium six-year "tail" policy with respect to such directors' and officers' liability insurance with similar policy limits, terms and conditions as those of the policy in effect on the date of the merger agreement, which is also subject to specified cost limitations.

Board of Directors of Tyco Following the Merger

        Following the completion of the merger, Tyco's board of directors will remain unchanged. Information about the current Tyco directors and executive officers can be found in the documents listed under the heading "Where You Can Find More Information" beginning on page 112.

Manner and Procedure for Exchanging Shares of BHS Common Stock

        Included with the form of election being mailed to holders of record of shares of BHS common stock as of the record date for the special meeting are customary transmittal materials, as well as an accompanying information and instruction booklet, which set forth the procedures for delivery to American Stock Transfer & Trust Company, LLC, the exchange agent for the merger, of certificates or book-entry shares representing shares of BHS common stock. A form of election will only be considered properly completed (i) if accompanied by one or more certificates representing such holder's shares of BHS common stock, duly endorsed in blank or otherwise in form acceptable for transfer on the books of BHS or (ii) upon receipt by the exchange agent of an "agent's message" with respect to all of such holder's BHS book-entry shares, or such other evidence of transfer of such holder's book-entry shares as the exchange agent may reasonably request, together with duly executed transmittal materials included with the form of election. Promptly following the closing of the merger, the exchange agent will arrange for the payment to each such holder of the merger consideration to which he or she is entitled.

        As soon as reasonably practicable after the closing of the merger, the exchange agent will mail a separate form of letter of transmittal, as well as instructions for use in effecting the surrender of certificates or book-entry shares evidencing shares of BHS common stock, to each holder of record of BHS common stock as of the effective time of the merger for which a properly completed form of election was not submitted by the election deadline. Such holders will be paid the merger consideration to which they are entitled (which, because no timely election was made with respect to such shares, will consist of a mix of share and cash consideration) promptly following the receipt by the exchange agent of such BHS stock certificates or book-entry shares and a properly completed letter of transmittal. Until holders of certificate or book-entry shares previously representing shares of BHS common stock have surrendered those certificates or book-entry shares for exchange, those holders will not receive dividends or distributions on the shares of Tyco common shares into which those shares have been converted with a record date after the effective time. When holders surrender those certificates or book-entry shares, they will receive any dividends or distributions on Tyco common shares with a record date after the effective time of the merger and a payment date on or prior to the date of surrender. To the extent the closing of the merger occurs prior to the payment of Tyco's quarterly dividend for its third fiscal quarter 2010, which is currently scheduled for May 26, 2010, BHS shareholders receiving Tyco shares in the merger will be entitled to receive such dividend upon such payment date (or upon the surrender of such holder's shares of BHS common stock, if later).

        Any Tyco common shares received as merger consideration will be issued in book-entry form and, as such, the conversion of any BHS book-entry shares into Tyco common shares will occur automatically upon the closing of the merger (assuming a properly completed form of election was submitted prior to the election deadline) or, if a properly completed form of election was not submitted prior to the election deadline, upon the receipt by the exchange agent of a properly completed letter of transmittal.

        After the effective time of the merger, shares of BHS common stock will no longer be outstanding, will be automatically canceled and will cease to exist and only represent the right to receive the merger consideration.

Regulatory Approvals Required for the Merger

        Tyco and BHS have agreed to use their reasonable best efforts to obtain all governmental and regulatory approvals required to complete the transactions contemplated by the merger agreement. These approvals include approval under, or notices pursuant to, the HSR Act. Under the HSR Act and the rules promulgated by the FTC, the merger may not be completed by the parties until (1) certain information and materials are furnished to the DOJ and the FTC and (2) the applicable waiting period under the HSR Act is terminated or expires. Tyco and BHS filed the required HSR notification and report forms on February 2, 2010 and the applicable waiting period under the HSR Act expired at 11:59 p.m., Eastern time, on March 4, 2010.

        Tyco and BHS also intend to make all required filings under the Securities Act and the Exchange Act relating to the merger, and obtain all other approvals and consents which may be necessary to give effect to the merger.

        For further information about the regulatory approvals required for the merger and the efforts required of the parties to obtain those approvals, please read the section titled "The Merger Agreement—Agreement to use Reasonable Best Efforts With Respect to Certain Matters" beginning on page 80.

Expected Timing of the Merger

        BHS and Tyco currently expect to complete the merger on or about May 14, 2010, subject to receipt of BHS shareholder approval and the satisfaction or waiver of other closing conditions. However, no assurance can be given that the merger will occur at such time. In the event that the closing date is moved to a later date, Tyco will publicly announce this change as soon as reasonably practicable (but in no case later than seven business days prior to the newly scheduled closing date). If the merger has not been completed by October 31, 2010, either Tyco or BHS may terminate the merger agreement, so long as the party seeking to terminate has not breached the merger agreement and such breach caused the failure of the closing to occur by such time.

No Tyco Shareholder Approval Required

        Tyco common shareholders are not required to approve the merger agreement, the merger or the issuance of Tyco common shares in connection with the merger.

Appraisal Rights

        Under Virginia law, BHS shareholders do not have any appraisal rights with respect to the shares of BHS common stock they hold in connection with the merger.

Merger Expenses, Fees and Costs

        All fees and expenses incurred by Tyco and BHS in connection with the merger will be paid by the party incurring those fees or expenses, whether or not the merger is complete. Upon termination of the merger agreement under certain circumstances, BHS will be required to pay Tyco a termination fee of $45 million or $87.5 million. See "The Merger Agreement—Termination Fees and Expenses" beginning on page 87.

Accounting Treatment

        In accordance with accounting principles generally accepted in the United States, or GAAP, Tyco will account for the merger using the acquisition method of accounting for business combinations. Under this method of accounting, Tyco will record the acquisition based on the fair value of the consideration given, which includes the market value of its shares issued in connection with the merger (based on the closing price of Tyco's common shares on the closing date of the merger) and the cash consideration paid in the merger. Tyco will allocate the purchase price to the identifiable assets acquired and liabilities assumed based on their respective fair values at the date of the completion of the merger. Any excess of the value of consideration paid over the aggregate fair value of those net assets will be recorded as goodwill.

Material U.S. Federal Income Tax Consequences of the Merger

        The following is a summary of the material U.S. federal income tax consequences of the merger. This discussion is based upon the Code, Treasury regulations, judicial authorities, published positions of the IRS, and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. holders (as defined below) who hold their shares of BHS common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion does not address the tax consequences applicable to BHS shareholders who are not U.S. holders, nor does it address all of the tax consequences that may be relevant to any particular U.S. holder or U.S. holders who are subject to special treatment under U.S. federal income tax laws, including, without limitation, financial institutions, insurance companies, partnerships and other pass-through entities, tax-exempt organizations, regulated investment companies, real estate investment trusts, dealers in securities or currencies, U.S. persons whose functional currency is not the U.S. dollar, traders in securities that elect to use a mark-to-market method of accounting, persons that hold BHS common stock as part of a straddle, hedge, constructive sale or conversion transaction and U.S. holders who acquired their shares of BHS common stock through the exercise of an employee stock option or otherwise as compensation.

        If a partnership or other entity taxed as a partnership holds shares of BHS common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships holding shares of BHS common stock and partners in such partnerships should consult their tax advisors about the tax consequences of the merger to them.

        This discussion does not address the tax consequences of the merger under state, local or foreign tax laws. This discussion also does not address the tax consequences of any transaction other than the merger.

        BHS SHAREHOLDERS ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF THE MERGER IN THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL (INCLUDING THE ALTERNATIVE MINIMUM TAX), STATE, LOCAL OR FOREIGN AND OTHER TAX LAWS AND OF CHANGES IN THOSE LAWS.

        For purposes of this section, the term "U.S. holder" means a beneficial owner of BHS common stock who or that for U.S. federal income tax purposes is (1) an individual who is a citizen or resident of the United States (including certain former citizens and former long-term residents), (2) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state or the District of Columbia, (3) an estate that is subject to U.S. federal income tax on its income regardless of its source, or (4) a trust (i) the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a U.S. court, or (ii) that has validly elected under applicable Treasury regulations to be treated as a U.S. person for U.S. federal income tax purposes.

  Tax Consequences of the Merger Generally

        The obligations of Tyco and BHS to complete the merger are conditioned on, among other things, the receipt by Tyco and BHS of tax opinions from McDermott Will & Emery LLP and Fulbright & Jaworski L.L.P., respectively, dated the closing date of the merger, to the effect that, for U.S. federal income tax purposes, (i) the merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and (ii) each of Tyco, Merger Sub and BHS will be "a party to a reorganization" within the meaning of Section 368(b) of the Code. These opinions will be subject to customary qualifications and assumptions, including that the merger will be completed according to the terms of the merger agreement. In rendering the tax opinions, each counsel may require and rely on representations of Tyco, Merger Sub, BHS, and the affiliates of Tyco, Merger Sub, and BHS, to be delivered at the time of closing. If any such assumption or representation, without regard to any knowledge qualification, is or becomes inaccurate, the U.S. federal income tax consequences of the merger could be adversely affected. Neither of these tax opinions will be binding on the IRS. Neither Tyco nor BHS intends to request any ruling from the IRS as to the U.S. federal income tax consequences of the merger. Consequently, no assurance can be given that the IRS will not assert, or that a court will not sustain, a position contrary to any of the tax consequences set forth below or any of the tax consequences described in the tax opinions.

        In addition, in the event that the trading price of Tyco common shares were to decrease to a level such that the value of the total stock consideration to be received by BHS shareholders represents less than 40% of the value of the overall merger consideration to be received by BHS shareholders, the merger would be restructured so that Merger Sub or its subsidiary would merge with and into BHS, with BHS as the surviving entity of the merger and a wholly owned subsidiary of Tyco. Upon such restructuring, the merger would no longer qualify as a "reorganization" under the Code, and each U.S. holder who exchanges shares of BHS common stock in the merger would recognize gain or loss for U.S. federal income tax purposes equal to the difference between (a) the sum of the amount of cash received and the fair market value of the Tyco common shares received in exchange for such shares and (b) such U.S. holder's basis in such shares immediately prior to the merger.

        The following discussion assumes that the merger qualifies as a "reorganization" within the meaning of Section 368(a) of the Code and that each of Tyco, Merger Sub and BHS is "a party to a reorganization" within the meaning of Section 368(b) of the Code.

  Tax Consequences of the Merger for Tyco, Merger Sub, Tyco Shareholders and BHS

        No gain or loss will be recognized by Tyco, Merger Sub, Tyco shareholders, or BHS.

  Tax Consequences of the Merger for U.S. Holders of BHS Common Stock

        The U.S. federal income tax consequences of the merger to a U.S. holder of shares of BHS common stock will depend on whether such U.S. holder receives cash, Tyco common shares or a combination of cash and Tyco common shares in exchange for such U.S. holder's shares of BHS common stock. At the time a U.S. holder makes a cash or stock election pursuant to the terms of the merger agreement, such U.S. holder will not know whether, and to what extent, the proration provisions of the merger agreement might alter the mix of consideration such U.S. holder will receive. As a result, the U.S. federal income tax consequences to such U.S. holder will not be ascertainable with certainty until such U.S. holder knows the precise amount of cash and Tyco common shares that such U.S. holder will receive pursuant to the merger.

  Exchange of Shares of BHS Common Stock Solely for Tyco Common Shares

        Except as discussed below, see "—Cash in Lieu of Fractional Tyco Common Shares," a U.S. holder who exchanges all of its shares of BHS common stock solely for Tyco common shares in the merger will not recognize gain or loss in connection with such exchange.

        A U.S. holder's aggregate tax basis in the Tyco common shares received in the merger, including any fractional Tyco common shares deemed received by the U.S. holder under the treatment discussed below in "—Cash in Lieu of Fractional Tyco Common Shares," generally will equal such U.S. holder's aggregate tax basis in the shares of BHS common stock surrendered by such U.S. holder in the merger. The holding period for the Tyco common shares received by such U.S. holder in the merger, including any fractional shares deemed received by the U.S. holder under the treatment discussed below in "—Cash in Lieu of Fractional Tyco Common Shares," generally will include the holding period for the shares of BHS common stock exchanged therefor.

        In the case of any U.S. holder who acquired different blocks of shares of BHS common stock at different times and at different prices, such U.S. holder should consult its tax advisor with regard to identifying the bases or holding periods of the particular Tyco common shares received in the merger.

  Exchange of Shares of BHS Common Stock Solely for Cash

        A U.S. holder who exchanges all of its shares of BHS common stock solely for cash in the merger generally will recognize capital gain or loss equal to the difference between the amount of cash received by such U.S. holder and the U.S. holder's adjusted tax basis in the shares of BHS common stock exchanged therefor. Such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder held the shares of BHS common stock for more than one year as of the date of the merger. The deductibility of capital losses may be subject to limitations.

        In the case of any U.S. holder who acquired different blocks of shares of BHS common stock at different times and at different prices, any gain or loss will be determined separately for each identifiable block of shares exchanged in the merger.

  Exchange of Shares of BHS Common Stock for a Combination of Tyco Common Shares and Cash

        Except as discussed below with respect to dividend treatment and cash received in lieu of fractional Tyco common shares, a U.S. holder who exchanges shares of BHS common stock for a combination of Tyco common shares and cash will recognize gain (but not loss) equal to the lesser of (i) the excess, if any, of the amount of cash plus the fair market value of any Tyco common shares received in the merger, over such U.S. holder's adjusted tax basis in the shares of BHS common stock surrendered by such U.S. holder in the merger and (ii) the amount of cash received by such U.S. holder in the merger (other than cash received in lieu of fractional Tyco common shares). For purposes of this calculation, the fair market value of Tyco common shares is based on the trading price thereof as of the effective time of the merger, rather than on the ten-day average price used in calculating the number of Tyco common shares to be issued to the BHS shareholders. Except to the extent any cash received is treated as a dividend as discussed below, any capital gain recognized by a U.S. holder generally will be long-term capital gain if the U.S. holder held the shares of BHS common stock for more than one year on the date of the merger.

        In the case of any U.S. holder who acquired different blocks of shares of BHS common stock at different times and at different prices, any realized gain or loss will be determined separately for each identifiable block of shares exchanged in the merger, and a loss realized on the exchange of one block of shares cannot be used to offset a gain realized on the exchange of another block of shares. Such U.S. holder should consult its tax advisor with regard to identifying the bases or holding periods of the particular shares of BHS common stock exchanged for cash and Tyco common shares received in the merger.

        If the receipt of cash in the merger by a U.S. holder has the effect of a distribution of a dividend, gain recognized by a U.S. holder will be treated as dividend income to the extent of such U.S. holder's ratable share of BHS's accumulated earnings and profits (as calculated for U.S. federal income tax purposes). In general, the determination as to whether the receipt of cash has the effect of a distribution of a dividend depends on whether and to what extent the transactions related to the merger will be deemed to reduce the U.S. holder's percentage ownership of Tyco following the merger. For purposes of that determination, a U.S. holder will be treated as if it first exchanged all of its shares of BHS common stock solely for Tyco common shares, and then a portion of the Tyco common shares was immediately redeemed by Tyco for the cash that the U.S. holder actually received in the merger. Gain recognized in the deemed redemption generally will be treated as a dividend to the extent of the U.S. holder's ratable share of the undistributed earnings and profits of BHS unless the deemed redemption results in a "meaningful reduction" in the U.S. holder's deemed stock ownership of Tyco, with the remainder, if any, of the gain recognized treated as capital gain.

        In making this determination of whether there is a "meaningful reduction" in the U.S. holder's deemed ownership of Tyco, the U.S. holder will, under the constructive ownership rules, be deemed to own not only the Tyco common shares actually owned, but also Tyco common shares that are owned by certain related persons and entities or that such U.S. holder or such persons or entities have the right to acquire pursuant to an option. The IRS has ruled that a shareholder in a publicly held corporation whose relative stock interest is minimal and who exercises no control with respect to corporate affairs is generally considered to have a "meaningful reduction" if that shareholder has any reduction in its percentage stock ownership under the above analysis. These rules are complex and dependent upon the specific factual circumstances particular to each U.S. holder. Each U.S. holder should consult its tax advisor as to the application of these rules to its particular situation.

        Generally, a U.S. holder's aggregate tax basis in the Tyco common shares received by such U.S. holder in the merger, including any fractional shares deemed received by the U.S. holder under the treatment discussed below in "—Cash in Lieu of Fractional Tyco Common Shares," will equal such U.S. holder's aggregate tax basis in the BHS common stock surrendered in the merger, increased by the amount of taxable gain or dividend income, if any, recognized by such U.S. holder in the merger (other than with respect to cash received in lieu of fractional Tyco common shares), and decreased by the amount of cash, if any, received by such U.S. holder in the merger (other than cash received in lieu of fractional Tyco common shares). The holding period for the Tyco common shares received in the merger, including any fractional shares deemed received by the U.S. holder under the treatment discussed below in "—Cash in Lieu of Fractional Tyco Common Shares," generally will include the holding period for the shares of BHS common stock exchanged therefor.

        In the case of any U.S. holder who acquired different blocks of shares of BHS common stock at different times and at different prices, such U.S. holder should consult its tax advisor with regard to identifying the bases or holding periods of the particular Tyco common shares received in the merger.

  Cash in Lieu of Fractional Tyco Common Shares

        A U.S. holder who receives cash instead of a fractional Tyco common share will be treated as having received a fractional Tyco common share pursuant to the merger and then as having exchanged the fractional Tyco common share for cash in a redemption by Tyco. In general, this deemed redemption will be treated as a sale or exchange and a U.S. holder will recognize gain or loss equal to the difference between (i) the amount of cash received by such U.S. holder and (ii) the portion of the basis of the shares of BHS common stock allocable to such fractional Tyco common share. Such gain or loss generally will constitute capital gain or loss and will be long-term capital gain or loss if the U.S. holder's holding period for the BHS common stock exchanged by such U.S. holder is more than one year as of the date of the merger. The deductibility of capital losses may be subject to limitations.

  Five-Percent Transferee Shareholders

        A U.S. holder of shares of BHS common stock who is a "five-percent transferee shareholder," as defined in Treasury regulations promulgated under Section 367(a) of the Code, with respect to Tyco immediately after the merger will qualify for non-recognition treatment as described in this proxy statement/prospectus only if such U.S. holder files a "gain recognition agreement," as defined in Treasury regulations promulgated under Section 367(a) of the Code, with the IRS. Any U.S. holder of shares of BHS common stock who will be a "five-percent transferee shareholder" with respect to Tyco immediately after the merger is urged to consult its tax advisor concerning the decision to file a gain recognition agreement and the procedures to be followed in connection with that filing.

  Information Reporting and Backup Withholding

        Cash payments received in the merger by a U.S. holder may, under certain circumstances, be subject to information reporting and backup withholding, unless the U.S. holder provides proof of an applicable exemption, furnishes its taxpayer identification number (in the case of an individual, such individual's security number) and otherwise complies with all applicable requirements of the backup withholding rules. To prevent backup withholding, each U.S. holder must complete the IRS Form W-9 or a substitute Form W-9 which will be provided by the exchange agent with the transmittal letter. Any amounts withheld from payments to a U.S. holder under the backup withholding rules are not additional tax and will be allowed as a refund or credit against the U.S. holder's U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

  Reporting Requirements

        A U.S. holder who receives Tyco common shares as a result of the merger will be required to retain records pertaining to the merger. Each U.S. holder who is required to file a U.S. tax return and who is a "significant holder" that receives Tyco common shares in the merger will be required to file a statement with the significant holder's U.S. federal income tax return setting forth such significant holder's basis (determined immediately before the merger) in the BHS common stock surrendered and the fair market value (determined immediately before the merger) of the BHS common stock that is exchanged in the merger by such significant holder. Generally, a "significant holder" is a U.S. holder who receives Tyco common shares in the merger and who, immediately before the merger, owned at least 5% of the outstanding stock of BHS (by vote or value) or securities of BHS with a tax basis of $1 million or more.

        The foregoing discussion is for general information only and not intended to be legal or tax advice to any particular BHS shareholder. Tax matters regarding the merger are very complicated, and the tax consequences of the merger to any particular BHS shareholder will depend on such BHS shareholder's particular situation. BHS shareholders should consult their own tax advisors to determine the specific tax consequences of the merger, including tax return reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, and the effect of any proposed change in the tax laws to them.

 NYSE Listing of Tyco Stock

        Tyco's common shares currently trade on the NYSE under the stock symbol "TYC." It is a condition to completion of the merger that the Tyco common shares to be issued by Tyco to BHS shareholders in connection with the merger be approved for listing on the NYSE, subject to official notice of issuance. Tyco has agreed to use its use reasonable best efforts to cause the Tyco common shares issuable in connection with the merger, including those shares to be reserved for issuance upon the exercise or conversion of equity awards described above, to be authorized for listing on the NYSE and expects to obtain the NYSE's approval to list such shares prior to completion of the merger, subject to official notice of issuance.

Delisting and Deregistration of BHS Common Stock

        Shares of BHS common stock currently trade on the NYSE under the stock symbol "CFL." Upon completion of the merger, all shares of BHS common stock will cease to be listed for trading on the NYSE and will be deregistered under the Exchange Act.

THE MERGER AGREEMENT

        The following summary describes material provisions of the merger agreement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. This summary is subject to, and qualified in its entirety by reference to, the merger agreement, which is attached to this proxy statement/prospectus as Annex A and is incorporated by reference into this proxy statement/prospectus. You are urged to read the merger agreement carefully and in its entirety, as it is the legal document governing the merger.

        The merger agreement summary below is included in this proxy statement/prospectus only to provide you with information regarding the terms and conditions of the merger agreement, and not to provide any other factual information regarding BHS, Tyco or their respective businesses. The merger agreement contains customary representations and warranties of each of BHS, Tyco and Merger Sub relating to their respective businesses. The representations and warranties of each of BHS, Tyco and Merger Sub have been made solely for the benefit of the other party or parties and such representations and warranties should not be relied on by any other person. Accordingly, the representations and warranties and other provisions of the merger agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this proxy statement/prospectus and in the documents incorporated by reference into this proxy statement/prospectus. See "Where You Can Find More Information" on page 112.

 Structure of Merger

        Upon the terms and subject to the conditions set forth in the merger agreement, BHS will merge with and into Merger Sub. Merger Sub will survive as a wholly owned subsidiary of Tyco and the corporate existence of BHS will cease. However, in the event that the trading price of Tyco common shares were to decrease to a level such that the value of the total share consideration to be received by BHS shareholders represented less than 40% of the value of the overall merger consideration to be received by BHS shareholders, the merger would be restructured so that Merger Sub or its subsidiary would merge with and into BHS, with BHS as the surviving entity of the merger and a wholly owned subsidiary of Tyco.

Merger Consideration

        In the merger, each share of BHS common stock, other than shares owned by Tyco, BHS or any of their respective subsidiaries (which will be cancelled), will be converted into the right to receive, at the election of the BHS shareholder (subject to certain proration and reallocation procedures described below), either:

          (1)   $42.50 in cash, without interest;

          (2)   Tyco common shares equal to the exchange ratio, which is calculated by dividing $42.50 by Tyco's 10-day VWAP (and rounding to the nearest ten-thousandth of a share); or

          (3)   a combination of $12.75 in cash, without interest, and a fraction of a Tyco common share equal to $29.75 divided by Tyco's 10-day VWAP (and rounded to the nearest ten-thousandth of a share).

        The calculation of the stock portion of the consideration in the merger is, however, subject to a "collar" if Tyco's 10-day VWAP is equal to or greater than $40.29 or less than or equal to $32.97, as the case may be, such that the exchange ratio will be fixed at 1.0549 or 1.2891, respectively, in the event that a BHS shareholder elects to receive all stock as described in (2) above, and will be fixed at 0.7384 or 0.9023, respectively, with respect to the stock consideration granted in the event that a BHS shareholder elects to receive the mixed consideration of both cash and stock as described in (3) above or does not make an election.

        If the application of the applicable exchange ratio to all shares in respect of which a BHS shareholder has elected to receive stock would cause such shareholder to receive a fraction of a Tyco common share, such shareholder will instead receive an amount of cash equal to the product of (x) the factional share interest to which such shareholder would otherwise be entitled and (y) Tyco's 10-day VWAP, subject to a collar between $32.97 and $40.29.

        In the event that the cash consideration to be paid to BHS shareholders exceeds the sum of $584,502,942 plus an amount determined by multiplying $12.75 by the number of BHS stock options that are exercised between the date of the merger agreement and the fifth full trading day prior to the closing date of the merger, which we refer to below as the "available cash amount," BHS shareholders making an all cash election will be subject to proration and adjustment to receive a mix of cash and stock for their shares of BHS common stock in amounts that allow as closely as practicable the overall cash consideration to be paid by Tyco to be capped at the available cash amount. Assuming such an adjustment were to be made, each share of BHS common stock with respect to which an all cash election is made would be converted into the right to receive (i) an amount of cash (without interest) equal to (x) the total cash elected by all BHS shareholders minus the amount by which the total cash elected exceeds the available cash amount, divided by (y) the total number of shares of BHS common stock with respect to which an all cash election has been made, and (ii) a number of Tyco common shares equal to (x) $42.50 (without interest) minus the amount of cash such holder will actually receive for such share as a result of the adjustment, divided by (y) Tyco's 10-day VWAP, subject to a collar between $32.97 and $40.29 (and rounded to the nearest ten-thousandth of a share) (with any fractional shares paid in cash as described in this proxy statement/prospectus).

Treatment of BHS Options and Other Equity Based Awards

        Stock Options.    Upon completion of the merger, each outstanding BHS stock option to acquire BHS common stock, other than BHS stock options to be granted by BHS between signing of the merger agreement and closing of the merger (which will remain subject to existing vesting terms), will automatically vest and become fully exercisable and will convert into an option to purchase a number of Tyco common shares equal to the product of (x) the number of shares of BHS common stock underlying such stock option prior to conversion and (y) the exchange ratio applicable to a BHS shareholder making an all stock election in connection with the merger. The exercise price per share applicable to each converted BHS stock option will be equal to the exercise price of such stock option prior to conversion divided by the exchange ratio applicable to a BHS shareholder making an all stock election in connection with the merger. Apart from these adjustments, all other pre-conversion terms of the converted BHS stock options will continue to apply.

        Restricted Stock Units.    Immediately prior to completion of the merger, each outstanding BHS restricted stock unit award that has not lapsed will become fully vested and will convert into, upon completion of the merger, a restricted stock unit with respect to a number of Tyco common shares equal to the product of (x) the number of shares of BHS common stock underlying such stock unit prior to conversion and (y) the exchange ratio applicable to a BHS shareholder making an all stock election in connection with the merger. Apart from the foregoing adjustment, all other pre-conversion terms of the converted restricted stock unit will continue to apply.

        Deferred Stock Units.    Upon completion of the merger, each outstanding BHS deferred share unit will convert into, at Tyco's option, either (1) a right to receive a number of Tyco common shares equal to the product of (x) the number of shares of BHS common stock subject to such deferred unit prior to conversion and (y) the exchange ratio applicable to a BHS shareholder making an all stock election in connection with the merger, deliverable when the corresponding BHS deferred share would have been deliverable, or (2) a right to receive an account under Tyco's supplemental retirement plan with a notional balance equal to the product of (x) the number of shares of BHS common stock subject to such deferred unit prior to conversion and (y) $42.50, with the actual payment under the plan payable to the holder at the time the corresponding BHS deferred share would have been deliverable.

Shareholder Elections

        A form of election booklet, including customary transmittal materials and an accompanying information and instruction booklet, is being mailed separately (but concurrently with the mailing of this proxy statement/prospectus and accompanying proxy card) to each holder of record of shares of BHS common stock as of the record date for the special meeting. Each form of election will permit that BHS shareholder to elect the number of shares of BHS common stock with respect to which such holder elects to receive solely cash, the number of shares of BHS common stock with respect to which such holder elects to receive solely Tyco common shares and the number of shares of BHS common stock with respect to which such holder elects to receive a mixture of cash and stock.

        Forms of election must be received by the exchange agent on or before 5:00 p.m., New York time, on the election deadline, which is currently set at May 7, 2010 (and assumes a closing date of May 14, 2010). In the event that the closing date is moved to a later date, Tyco will publicly announce this change and the election deadline will be extended until 5:00 p.m., New York time, on the business day that is five business days prior to the newly-scheduled closing date of the merger. Tyco will make forms of election available as may reasonably be requested by persons who become holders of BHS common stock between the record date for the special meeting and the election deadline. A form of election will only be considered properly completed (i) if accompanied by one or more certificates representing your shares of BHS common stock, duly endorsed in blank or otherwise in form acceptable for transfer on the books of BHS and/or (ii) upon receipt by the exchange agent of an "agent's message" with respect to all of your BHS book-entry shares, or such other evidence of transfer of your book-entry shares as the exchange agent may reasonably request, together with duly executed transmittal materials included therein.

        BHS shareholders entitled to make an election may revoke or change their election at any time by sending written notice thereof to the exchange agent, which notice must be received by the exchange agent prior to the election deadline. In the event a form of election is revoked, under the merger agreement the shares of BHS common stock represented by such form of election will be treated as shares in respect of which no election has been made, except to the extent a subsequent election is properly made by the shareholder during the election period.

        Any shares of BHS common stock with respect to which the exchange agent does not receive a properly completed and timely form of election (including any shares in respect of which an election has been revoked but no subsequent election has been properly made) will be deemed not to have made an election and will be entitled to receive merger consideration as if a mixed cash and stock election had been made with respect to such shares. Accordingly, in exchange for each such share of BHS common stock, such holder would have the right to receive a combination of $12.75 in cash, without interest, and a fraction of a Tyco common share equal to $29.75 divided by Tyco's 10-day VWAP, subject to a collar between $32.97 and $40.29 (and rounded to the nearest ten-thousandth of a share).

Representations and Warranties

        The merger agreement contains representations and warranties by BHS, subject in some cases to specified exceptions and qualifications, relating to a number of matters, including the following:

  •
  the organization, valid existence, good standing and qualification to do business of BHS and its subsidiaries;

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  the articles of incorporation and bylaws (or equivalent organizational documents) of BHS and its subsidiaries;

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  capitalization;

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  the corporate authority to enter into and perform its obligations under, and enforceability of, the merger agreement;

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  the absence of conflicts with, or violations of, organizational documents, other contracts and applicable laws, in each case, as a result of the merger;

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  required governmental consents and approvals;

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  reports and other documents required to be filed with the SEC;

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  no undisclosed liabilities;

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  the absence of certain changes or events since September 30, 2009, including any changes, event or occurrence which has had, or would, individually or in the aggregate, reasonably be expected to have, a material adverse effect;

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  title to, or leasehold interest in, properties and assets;

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  environmental matters;

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  matters with respect to material contracts;

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  compliance with applicable laws;

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  the absence of certain legal proceedings (pending or threatened) and orders;

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  employment and labor matters, including matters relating to employee benefit plans;

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  tax matters;

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  intellectual property matters;

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  compliance with state takeover and anti-takeover statutes and regulations;

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  insurance matters;

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  receipt of fairness opinion from Morgan Stanley & Co. Incorporated, BHS's financial advisor in connection with the merger, and fees payable to the financial advisors in connection with the merger;

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  accuracy of information supplied by BHS for inclusion in this proxy statement/prospectus and the registration statement on Form S-4 of which it forms a part;

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  compliance with Foreign Corrupt Practices Act of 1977, as amended, and international trade sanctions;

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  compliance with, and continued effectiveness of, certain agreements and documents entered into or obtained in connection with BHS's spin-off from The Brink's Company;

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  the absence of affiliate transactions;

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  dealings with suppliers, customers and dealers; and

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  installation, inspection and testing of security systems and operation of monitoring centers.

        The merger agreement contains representations and warranties by Tyco and Merger Sub, subject in some cases to specified exceptions and qualifications, relating to a number of matters, including the following:

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  the organization, valid existence, good standing and qualification to do business of Tyco and Merger Sub and the organization, valid existence and good standing of ADT Security Services;

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  the certificates of incorporation and bylaws (or equivalent organizational documents);

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  capitalization of Tyco;

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  the corporate authority to enter into and perform its obligations under, and enforceability of, the merger agreement by Tyco, Merger Sub and ADT Security Services;

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  the absence of conflicts with, or violations of, organizational documents, other contracts and applicable laws, in each case, as a result of the merger;

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  required governmental consents and approvals;

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  reports and other documents required to be filed with the SEC;

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  no undisclosed liabilities;

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  the absence of certain changes of events since September 30, 2009, including any changes, event or occurrence which has had, or would, individually or in the aggregate, reasonably be expected to have, a material adverse effect;

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  compliance with applicable laws;

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  the absence of certain liabilities under the Employee Retirement Income Security Act of 1974, as amended;

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  the absence of certain legal proceedings (pending or threatened) and orders;

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  brokers' fees payable in connection with the merger;

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  accuracy of information supplied by Tyco for inclusion in this proxy statement/prospectus and the registration statement on Form S-4 of which it forms a part;

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  obligations, liabilities and business activities of Merger Sub;

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  no ownership of BHS capital stock;

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  availability of funds required for the consummation of the merger;

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  no other fundamental transactions contemplated;

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  tax matters; and

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  compliance with Foreign Corrupt Practices Act of 1977, as amended, and international trade sanctions.

        Many of the representations and warranties of BHS and Tyco are qualified by a material adverse effect standard. For the purposes of the merger agreement, "material adverse effect," with respect to either party, is defined to mean any change, event, development or effect that (i) prevents or materially delays either party from consummating the merger or (ii) is material and adverse to the business, assets, liabilities, financial condition or results of operations of either party and its subsidiaries taken as a whole. A material adverse effect will be deemed not to include any change, event, development or effect relating to or resulting from the following, and none of the following will be taken into account in determining whether there has been a material adverse effect:

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  changes in conditions (A) affecting the residential and business security systems industry, (B) any other industry in which either party or its subsidiaries participate, (C) the U.S. or global economy, in each case, which changes do not have a materially disproportionate impact on such party or its subsidiaries relative to other companies operating in the same industry;

  •
  general political, economic or business conditions or changes therein (including the commencement, continuation or escalation of war, material acts of terrorism or natural disasters), in each case, which conditions or changes do not have a materially disproportionate impact on such party or its subsidiaries relative to other companies operating in the same industry;

  •
  general financial or capital markets conditions, including interest rates, or changes therein, in each case, which changes do not have a materially disproportionate impact on such party or its subsidiaries relative to other companies operating in the same industry;

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  the negotiation, execution or announcement of the merger agreement or compliance with the terms of the merger agreement, any litigation resulting therefrom, or the impact thereof on relationships with customers, suppliers, lenders, investors or employees;

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  any act or omission expressly required by the merger agreement or pursuant to the express request of the other party, or any action taken by the other party;

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  changes in any applicable laws or interpretations thereof after the date of the merger agreement, in each case, which changes do not have a materially disproportionate impact on such party or its subsidiaries relative to other companies operating in the same industry;

  •
  changes in GAAP or other accounting standards or authoritative interpretations thereof after the date of the merger agreement, in each case, which changes do not have a materially disproportionate impact on such party or its subsidiaries relative to other companies operating in the same industry;

  •
  a decrease in the market price of shares of such party's common stock; provided that any change, event, development or effect underlying such a decrease on market price will still be taken into account in determining whether there has been a material adverse affect; and

  •
  any failure by either party to meet any internal or publicly disclosed projections, forecasts or estimates of revenue or earnings, or the issuance of revised projections that are not as optimistic as those in existence on the date of the merger agreement; provided that any change, event, development or effect underlying such failure may still be taken into account in determining whether there has been a material adverse effect.

Conduct of Business Pending the Merger

  BHS

        BHS has agreed in the merger agreement that, until the earlier of the termination of the merger agreement or the effective time of the merger, except as expressly contemplated or permitted by the merger agreement, required by applicable law or consented to in writing by Tyco, which is not to be unreasonably withheld, conditioned or delayed, BHS will, and will cause each of its subsidiaries to, (i) conduct its business in the usual, regular and ordinary course of business as conducted by BHS and its subsidiaries since October 31, 2008 and (ii) use commercially reasonable efforts to preserve intact its present business organizations, keep available the services of its current officers, employees and consultants, preserve its significant business relationships and maintain its rights and permits.

        BHS has further agreed that until the earlier of the termination of the merger agreement or the effective time of the merger, with certain exceptions and except with Tyco's prior written consent, which is not to be unreasonably withheld, conditioned or delayed, BHS will not, and will not permit each of its subsidiaries to, take any of the following actions:

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  amend their governing or organizational documents;

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  pay or declare dividends or other distributions on capital stock; repurchase, redeem, split, combine, reclassify or otherwise acquire, directly or indirectly, any of their capital stock;

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  issue, sell or encumber any of their equity securities, including options, rights and warrants (although BHS may issue additional options in an aggregate amount not to exceed the right to purchase up to 210,000 shares of BHS common stock between signing and closing, which options will not vest automatically as a result of the merger);

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  make any material sale, lease, license or other disposition of assets or properties, or allow any material intellectual property to expire;

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  incur, modify or guarantee indebtedness, other than certain borrowings under its existing revolving credit facility;

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  incur significant capital expenditures;

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  make any significant loans or advances to any person;

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  enter into any significant lease;

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  settle any significant litigation matters;

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  terminate, cancel or fail to renew, or except in the ordinary course of business, enter into or materially modify, any material contract;

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  waive or assign any claims or rights that are material in value to BHS or its subsidiaries;

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  increase the compensation or other benefits of any director, officer or employee, except for ordinary course of business increases of cash compensation to non-director employees who are below the level of vice-president; enter into any employment, change of control, retention or severance agreement with any director, officer or employee; establish, amend or terminate any benefit plan; or hire, promote or terminate the employment of any person that would hold a title at or above the vice president level.

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  make any acquisition, investments or joint venture, other than acquisitions of supplies, dealer accounts and inventory in the ordinary course of business;

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  materially change any accounting methods or practices;

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  make any material tax election or settle any material tax liability; adopt or change in any material respect any tax accounting method; settle any material tax claim or assessment; or take any action that would invalidate or adversely affect The Brink's Company's consent to the merger or the tax opinion of BHS's outside tax counsel required to be delivered to The Brink's Company in connection with the merger;

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  enter into or modify any affiliate transaction;

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  adopt a plan of liquidation or authorize any dissolution, restructuring, recapitalization or reorganization;

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  take any action that could reasonably be expected to prevent the merger from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code;

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  take any action that would reasonably be expected to materially impede or delay the ability of the parties to obtain the government or regulatory approvals required to consummate the merger;

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  pledge, encumber or subject to any lien or encumbrance shares of capital stock or other securities from and after receipt of written consent of the lenders under BHS's existing revolving credit facility; or

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  authorize, propose or agree to take any of the above actions.

  Tyco and Merger Sub

        Tyco has agreed in the merger agreement that, until the earlier of the termination of the merger agreement or the effective time of the merger, except as expressly contemplated or permitted by the merger agreement, required by applicable law or consented to in writing by BHS, which is not to be unreasonably withheld, conditioned or delayed, Tyco and Merger Sub will not take any of the following actions:

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  permit any amendment to Tyco's or Merger Sub's governing documents that would reasonably be expected to materially impede or delay the consummation of the merger;

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  make or authorize any stock split, combination or reclassification that would reasonably be expected to materially impede or delay the consummation of the merger;

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  adopt any plan or agreement of liquidation, dissolution recapitalization, merger or other reorganization, or take any other action that would reasonably be expected to materially impede or delay the ability of the parties to obtain the governmental or regulatory approvals required to consummate the merger;

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  take any action that could reasonably be expected to prevent the merger from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code;

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  sell, lease, license or encumber any properties or assets that are material to the business of Tyco and its subsidiaries taken as a whole; or

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  authorize or agree to take any of the above actions.

Agreement to use Reasonable Best Efforts With Respect to Certain Matters

        Subject to the terms and conditions set forth in the merger agreement, each of Tyco and BHS has agreed to, and to cause its subsidiaries to, use all reasonable best efforts to, among other things:

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  take or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the merger as soon as practicable;

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  cooperate in all respects with each other in connection with any filing or submission; and

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  keep the other party reasonably informed of any communication received from, or given by such party to the FTC, the DOJ or any other governmental entity and of any communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated by the merger agreement.

        Tyco, however, is not obligated to agree to any divestiture or operational restriction that (a) is not conditional on the consummation of the merger or (b) would reasonably be expected to be materially adverse to either party or to Tyco's ownership or operation of the business or assets of BHS and its subsidiaries. Without the consent of Tyco, BHS may not agree to any divestiture, hold separate order or other restriction in connection with obtaining antitrust clearance.

        BHS has also agreed to take all necessary actions to call, give notices of, convene and hold the special meeting following the date the registration statement on Form S-4 (of which this proxy statement/prospectus forms a part) is declared effective and the expiration or termination of the waiting period under the HSR Act (provided that no action is pending by any governmental entity seeking to enjoin the merger) for the purpose of obtaining shareholder approval of the merger agreement. BHS is required to hold the special meeting (irrespective of whether its board has changed its recommendation of the merger) unless BHS terminates the merger agreement in connection with entering into a "superior proposal" (as defined in the merger agreement and described in further detail in the section titled "No Solicitation of Offers by BHS—Exceptions to Non-Solicitation Obligations").

Other Covenants and Agreements

  Employee Benefits

        Tyco has agreed to, for a period beginning at the effective time of the merger and ending on December 31, 2010, to maintain employee benefit plans and compensation opportunities (including base pay, annual cash incentive opportunities and commission opportunities, as applicable, but excluding equity-based compensation) for the benefit of BHS salaried employees, that are no less favorable than the employee benefits and compensation opportunities provided to such employees immediately prior to the effective time.

        Additionally, from and after the effective time of the merger Tyco will give BHS salaried employees full service credit for purposes of eligibility, vesting and, under limited circumstances, benefit accruals under any employee benefit plan provided by Tyco for the benefit of these employees, to the same extent service was recognized by BHS immediately prior to the effective time of the merger.

        If, within six months following the effective time of the merger, the surviving entity causes the involuntary termination of a BHS salaried employee's employment with the surviving entity, such employee will be entitled to receive severance payments and benefits that are not less favorable than those he or she would have been entitled to receive under the BHS benefit plans in effect immediately prior to the effective time. Such severance benefits will not exceed the payments provided to similarly situated employees of Tyco and are not available to any BHS salaried employee who is party to any employment, change of control, severance, retention or similar agreement with BHS or its subsidiaries.

        Upon Tyco's request no later than five business days prior to the closing date, BHS will terminate its 401(k) plans. Tyco will then, prior to the closing of the merger, amend its 401(k) plans to the extent necessary to permit the rollover of accounts from BHS's terminated plans and to allow for immediate entry and participation by employees of BHS who were eligible to participate on or prior to the closing date in the 401(k) plans. Additionally, Tyco will cause certain of BHS's other benefit plans to be honored in accordance with their terms.

  Indemnification and Insurance

        Tyco has agreed that the certificate of incorporation and bylaws of the surviving entity will not be amended, repealed or modified after the effective time in any manner that would adversely affect the rights of persons who at any time prior to the effective time of the merger were identified as prospective indemnitees under BHS's charter or bylaws in respect of actions or omissions occurring at or prior to the effective time (including the transactions contemplated by the merger agreement).

        From and after the effective time of the merger and subject to certain limitations described in the merger agreement, Tyco has agreed to, and will cause the surviving entity in the merger to, indemnify, defend and hold harmless the present and former directors, officers and employees of BHS or any of its subsidiaries against any and all losses, claims, damages, costs, expenses, fines, liabilities, judgments or amounts paid in settlement that result from (1) the fact that the indemnified party is or was an officer, director, employee or fiduciary of BHS, its subsidiaries or other enterprise in which such indemnified party was serving at the request of BHS and (2) matters existing or occurring at or prior to the effective time of the merger agreement (including the merger agreement and the actions contemplated thereby) or taken at the request of Tyco or otherwise under the merger agreement.

        Tyco will cause individuals serving as officers and directors of BHS or its subsidiaries immediately prior to the effective time, and any other person who is covered by BHS's current directors' and officers' liability insurance policy, to be covered with respect to actions or omissions occurring prior to the effective time for a period of six (6) years from the effective time by (i) directors' and officers' liability insurance policy maintained by BHS or a policy substituted by Tyco with policy limits, terms and conditions at least as favorable as the those in BHS's existing policy; or (ii) a single premium tail coverage with respect to such directors and officers liability insurance with policy limits, terms and conditions at least as favorable as those in BHS's existing policy as in effect on the date of merger agreement. In no event will Tyco be required to expend annually in the aggregate an amount in excess of three hundred percent (300%) of the annual premiums currently paid by BHS for such insurance.

No Solicitation of Offers by BHS

  Non-Solicitation Obligations

        Subject to certain exceptions summarized below and set forth in the merger agreement, BHS has agreed that it will not, and will cause its subsidiaries and its and their directors, officers and employees not to, and it will use its reasonable best efforts to ensure that its and its subsidiaries' agents and representatives will not, directly or indirectly:

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  solicit, initiate, or knowingly encourage any "takeover proposal" (as defined below in this section) or any inquiries regarding the submission of any takeover proposal;

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  participate in discussions or negotiations regarding, or furnish confidential information to, or knowingly facilitate or cooperate with, any third person in connection with, a takeover proposal or any inquiry that may reasonably be expected to lead to a takeover proposal;

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  enter into any agreement with respect to, or approve or resolve to approve any, takeover proposal; or

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  waive, terminate, modify or fail to enforce any provisions of any "standstill" or similar obligation of any third person existing on the date of the merger agreement.

        Upon the signing of the merger agreement, BHS agreed that it will, and will cause its subsidiaries and BHS's representatives to, immediately cease and cause to be terminated any existing discussions or negotiations with any third persons conducted prior to signing the merger agreement with respect to any takeover proposal (and request the prompt return or destruction of any confidential information previously furnished). BHS is further obligated to notify Tyco promptly upon the receipt of any takeover proposal and the material terms thereof and to keep Tyco reasonably informed of the status and details of any such takeover proposal. The foregoing limitations on BHS's ability to solicit offers are referred to as its non-solicitation obligations.

  Exceptions to Non-Solicitation Obligations

        If, however, prior to BHS's shareholders approving the merger, BHS receives from a third person a bona fide written takeover proposal that was not solicited in violation of, or that did not result from a breach of its non-solicitation obligations under the merger agreement, then BHS may, to the extent that the BHS board determines in good faith (after consultation with its outside legal advisors) that the failure to take such action would be inconsistent with its fiduciary duties and BHS provides prior written notice to Tyco:

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  contact such third person or its advisors for the purpose of clarifying such takeover proposal and its material terms and conditions in order to determine whether the takeover proposal constitutes, or is reasonably likely to lead to, a "superior proposal" (as defined below in this section);

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  negotiate the terms of, and enter into, a confidentiality agreement containing terms and conditions no less restrictive on such third person than the confidentiality agreement with Tyco; and

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  furnish information concerning BHS's business, properties or assets to such third person pursuant to such confidentiality agreement (provided the same information is made available to Tyco) and negotiate with such third person if the takeover proposal is a superior proposal or the BHS board determines in good faith (after consultation with its financial advisor and outside legal counsel) is reasonably likely to constitute or lead to a superior proposal.

        For the purposes of this discussion, a "takeover proposal" means any proposal or offer from a third party related to the direct or indirect acquisition or purchase of (i) assets (including equity securities of any BHS subsidiary), rights or properties that constitute 10% or more of the revenues, net income or assets of BHS and its subsidiaries (taken as a whole) or (ii) 10% or more of any class of equity securities of BHS or any of its subsidiaries (or any surviving entity), in either case, whether pursuant to a merger, consolidation or other business combination, sale of shares of capital stock, sale of assets, tender offer, exchange offer, recapitalization, issuance or amendment of securities, liquidation, dissolution, joint venture or similar transaction and whether pursuant to a single transaction or a series of related transactions.

        For the purposes of this discussion, a "superior proposal" means any bona fide written proposal by a third party that would result in such third party owning, directly or indirectly, more than 50% of the shares of BHS common stock then outstanding (or of shares of a surviving entity) or all or substantially all of the consolidated assets of BHS and its subsidiaries (i) that the BHS board determines in good faith (after consultation with outside legal and financial advisors) to be more favorable to BHS's shareholders from a financial point of view than the transactions contemplated by the merger agreement (after giving effect to any changes to the financial terms of the merger agreement proposed by Tyco in response to such third party proposal) and (ii) that is fully financed (or reasonably capable of being fully financed) and that, in the good faith judgment of the BHS board, is otherwise reasonably likely to be consummated on the terms set forth in the proposal taking into consideration all financial, legal, timing and other aspects of such proposal—including any break-up fee and conditions to closing.

  Ability to Accept a Superior Proposal or Effect a Change in Recommendation

        In addition to the restrictions set forth above, BHS and the BHS board are generally prohibited from (i) withdrawing or modifying the BHS board's recommendation with respect to the approval of the merger agreement in a manner adverse to Tyco or Merger Sub or (ii) making or causing to be made through their representatives any public statement proposing or announcing an intention to withdraw or modify the BHS board recommendation in a manner adverse to Tyco or Merger Sub. Any such action is referred to as a "change in recommendation." The restrictions on the ability to effect a change in recommendation and/or accept a superior proposal are subject to the following exceptions:

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  The BHS board may make a change of recommendation and/or terminate the merger agreement and enter into a takeover proposal in response to a bona fide takeover proposal if (i) it reasonably determines in good faith (after consultation with its outside legal and financial advisors) that such takeover proposal is a superior proposal, and such proposal was not solicited in violation of the non-solicitation provisions of the merger agreement; (ii) it determines in good faith (after consultation with its outside counsel) that in light of such superior proposal, the failure to take such action would be inconsistent with its fiduciary duties; and (iii) BHS complies with the procedures described below, which among other things, allow Tyco to propose amendments to the merger agreement in such a manner that such takeover proposal no longer constitutes a superior proposal, and, in some instances, provide for the payment of a termination fee.

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  Prior to BHS's shareholders approving the merger, the BHS board may make a change in recommendation in response to an "intervening event" (as defined below) if the BHS board determines in good faith (after consultation with outside counsel) that the failure to take such action would be inconsistent with its fiduciary duties and BHS complies with the provisions and other procedures described below.

        Prior to the BHS board making a change in recommendation or terminating the merger agreement to enter into an agreement with respect to a superior proposal, BHS must:

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  provide Tyco with three business days' prior written notice advising Tyco that it is prepared to take such action;

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  with respect to a takeover proposal that the BHS board deems a superior proposal, make available to Tyco all information concerning its business, properties or assets made available to the third party making the superior proposal and provide Tyco with the terms and conditions of such superior proposal and the identity of the person making such proposal;

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  with respect to a change in recommendation in response to an intervening event, provide Tyco with a description of such intervening event; and

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  if requested by Tyco during the three business day window, provide Tyco with an opportunity to propose amendments to the merger agreement such that the takeover proposal would no longer constitute a superior proposal or the intervening event would no longer necessitate a change in recommendation, as applicable.

        If, after the three business day window has expired, the BHS board has determined that the takeover proposal still constitutes a superior proposal, or the intervening event still necessitates a change in recommendation, as applicable, then the BHS board may proceed to change or modify its recommendation of the merger or, solely in the case of the existence of a superior proposal, terminate the merger agreement and enter into an agreement with respect to such superior proposal, provided that BHS pays the termination fee described below under "—Termination Fees and Expenses".

        For the purposes of this discussion, the term "intervening event" means a material development or material change in circumstances occurring or arising after the date of the merger agreement with respect to BHS that (i) is materially and disproportionately more favorable to the recurring financial condition and results of operations of BHS and its subsidiaries, taken as a whole, relative to other businesses operating in the same industry (including Tyco's ADT business) and (ii) was neither known to the BHS board, nor reasonably foreseeable as of or prior to the date of the merger agreement (and not relating to any takeover proposal, any development or change relating to Tyco (including any decline in the trading price of Tyco common shares), HSR clearance or any introduction into the marketplace of new or modified products or services by BHS or its subsidiaries).

 Conditions to Merger

        Conditions to Each Party's Obligations:    The obligation of each of Tyco and BHS to effect the merger is subject to the satisfaction or waiver, prior to the effective time of the merger, of the following conditions:

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  approval of the merger agreement by BHS's shareholders by an affirmative vote of a majority of the outstanding shares of BHS common stock entitled to vote;

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  absence of temporary restraining order, preliminary or permanent injunction, or other order or legal restraint or prohibition preventing the consummation of the merger;

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  any applicable waiting period (and any extension thereof) under the HSR Act shall have expired or been terminated and any approvals and consents required to be obtained under any other antitrust law, other than any such approvals or consents the failure of which to obtain would not, individually or in the aggregate, reasonably be expected to have a "material adverse effect" (as defined below in the section titled "—Representations and Warranties"), shall have been obtained;

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  the registration statement on Form S-4 (of which this proxy statement/prospectus forms a part) under the Securities Act shall have become effective and shall not be the subject of any stop order or proceeding seeking a stop order; and

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  the listing on the NYSE of Tyco common shares deliverable to BHS shareholders in connection with the merger shall have been approved, subject to official notice of issuance.

        Conditions to Tyco and Merger Sub's Obligations:    The obligation of Tyco and Merger Sub to effect the merger is subject to the satisfaction or waiver, prior to the effective time of the merger, of the following conditions:

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  The representations and warranties of BHS relating to the absence of any material adverse effect and the effectiveness of certain documents obtained in connection with BHS's spin-off from The Brink's Company shall be true and correct in all respects; the representations and warranties of BHS relating to organization and qualification, capitalization, authorization, compliance with state takeover statutes, the delivery to Tyco of an accurate copy of contracts related to the engagement of Morgan Stanley and compliance with certain spin-off related documents, made as if none of such representations and warranties contained any qualifications or limitations as to materiality, shall be true and correct in all material respects; and all other representations and warranties of BHS, made as if none of such representations and warranties contained any qualifications or limitations as to materiality, shall be true and correct, except where the failure to be so true and correct does not have, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect;

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  BHS must have complied in all material respects with the agreements, obligations and covenants required to be complied with by it under the merger agreement at or prior to the date of closing of the merger; and

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  Tyco must have received an opinion of its tax counsel to the effect that, for U.S. federal income tax purposes, (i) the merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and (ii) Tyco, Merger Sub and BHS each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code (unless there has been a decrease in the trading price of Tyco common shares that results in the aggregate share consideration to be received by BHS shareholders on the closing date to represent less than 40% of the value of the aggregate merger consideration, in which case the merger would be restructured as a taxable transaction in which Merger Sub or its subsidiary merges with and into BHS, with BHS as the surviving entity of the merger and a wholly owned subsidiary of Tyco).

        Conditions to BHS's Obligations:    The obligations of BHS to effect the merger are subject to the satisfaction or waiver, prior to the effective time of the merger, of the following conditions:

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  The representations and warranties of Tyco and Merger Sub relating to organization and qualification, capitalization and authority shall be true and correct in all material respects; and all other representations and warranties of Tyco and Merger Sub, made as if none of such representations and warranties contained any qualifications or limitations as to materiality, shall be true and correct, except where the failure to be so true and correct does not have, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect.

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  Tyco and Merger Sub must have complied in all material respects with their respective agreements, obligations and covenants required to be complied with by them under the merger agreement at or prior to the date of closing of the merger; and

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  BHS must have received an opinion of its tax counsel to the effect that, for U.S. federal income tax purposes, (i) the merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and (ii) Tyco, Merger Sub and BHS each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code (unless there has been a decrease in the trading price of Tyco common shares that results in the aggregate share consideration to be received by BHS shareholders on the closing date to represent less than 40% of the value of the aggregate merger consideration, in which case the merger would be restructured as a taxable transaction in which Merger Sub or its subsidiary merges with and into BHS, with BHS as the surviving entity of the merger and a wholly owned subsidiary of Tyco).

Closing; Effective Time

        Under the terms of the merger agreement, the closing of the merger will occur on a date to be specified by the parties, which in no event may be later than the fifth business day following the satisfaction or waiver of the conditions to closing. Unless a later date is agreed upon in writing by the parties, the merger will be effective at the time (1) the certificate of merger is filed with the Secretary of State of the State of Delaware and (2) the State Corporation Commission of the Commonwealth of Virginia issues a certificate of merger.

Termination of Merger Agreement

        The merger agreement may be terminated at any time prior to the completion of the merger, whether before or after shareholder approval has been obtained, by mutual consent of BHS and Tyco. The merger agreement may also be terminated, whether before or after shareholder approval has been obtained, by either BHS or Tyco if:

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  any injunction or restraint preventing the merger is final and non-appealable and the party seeking to terminate used its required efforts to prevent such final, non-appealable order;

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  the merger does not close by October 31, 2010 (which date would have been extended if the expiration or termination of the HSR waiting period occurred within 50 days prior to such date to a date that was 75 days from the date of expiration or termination (but not beyond January 14, 2011)), unless the party seeking to terminate has breached the merger agreement and such breach caused the failure of the closing to occur by such time; or

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  BHS shareholders do not approve the merger at the BHS shareholder meeting.

        Tyco may terminate the merger agreement if:

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  BHS has breached any of its representations, warranties or obligations (which breach is not cured within 30 days' notice thereof), such that the applicable conditions to Tyco's obligations to close would not be satisfied (provided that Tyco is not then in material breach of the merger agreement);

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  the BHS board changes or modifies its recommendation of the merger, provided that Tyco must exercise this right to terminate within five business days of such change or modification of the recommendation;

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  BHS has willfully and materially breached its obligations under the non-solicitation provisions of the merger agreement;

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  a tender offer or exchange offer for 10% or more of the outstanding shares of BHS common stock is commenced and the BHS board recommends that its shareholders tender their shares (or fails to recommend that its shareholders reject the offer within the ten business day period specified under the federal securities laws); or

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  the BHS board recommends, accepts or agrees to a takeover proposal.

        BHS may terminate the merger agreement if:

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  Tyco or Merger Sub have breached any of their representations, warranties or obligations (which breach is not cured within 30 days' notice thereof), such that the applicable conditions to BHS's obligations to close would not be satisfied (provided that BHS is not then in material breach of the merger agreement);

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  BHS, prior to its shareholders approving the merger, in order to enter into a superior proposal, provided that BHS has not willfully and materially breached any of the non-solicitation provisions of the merger agreement and has complied in all material respects with certain of the non-solicitation provisions, including those provisions allowing Tyco the right to propose amendments to the merger agreement in such a manner that such takeover proposal no longer constitutes a superior proposal, and the termination fee provisions of the merger agreement, in each case, as they relate to such transaction proposal; or

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  all mutual closing conditions of the parties and Tyco's and Merger Sub's conditions to closing have been satisfied and Tyco and Merger Sub have failed to consummate the merger within five business days of all such conditions being satisfied.

Termination Fees and Expenses

        BHS has agreed to pay Tyco a termination fee of $45 million if the merger agreement is terminated under any of the following circumstances:

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  by BHS in connection with BHS entering into an agreement relating to a superior proposal;

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  by Tyco due to the BHS board (1) effecting a change in recommendation with respect to the merger (other than due to an intervening event (as described in further detail above in the section titled "—No Solicitation of Offers by BHS")), provided that in this instance Tyco must terminate the merger agreement within five business days of the change in recommendation in order to receive the termination fee, (2) recommending, accepting or agreeing to an alternative takeover proposal or (3) recommending that the BHS shareholders tender (or failing to recommend that they reject tendering) their shares in connection with any tender offer or exchange offer for 10% or more of the outstanding shares of BHS common stock;

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  by (1) either BHS or Tyco upon the failure to obtain the approval of the BHS shareholders at the special meeting (and no change in recommendation due to an intervening event has been made prior to the date of the BHS shareholders meeting) or (2) Tyco upon a willful and material breach by BHS of the non-solicitation provisions of the merger agreement and both (x) prior to the BHS shareholder meeting at which the merger is not approved, an alternative takeover proposal has been made and not withdrawn and (y) within 12 months of such termination, BHS enters into a definitive agreement with respect to, or otherwise consummates, an alternative takeover proposal involving the acquisition of a majority of BHS common stock, assets, net income or revenues; or

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  by (1) either BHS or Tyco due the failure of the merger to close by October 31, 2010 (as such time may be extended as described in further detail above) or (2) Tyco due to the breach by BHS of any of its representations, warranties or obligations under the merger agreement giving rise to a failure of Tyco's conditions to closing to be satisfied and both (x) prior to October 31, 2010 or the date of such termination due to BHS's breach, as applicable, an alternative takeover proposal has been made and not been withdrawn and (y) within 12 months of such termination, BHS enters into a definitive agreement with respect to, or otherwise consummates, an alternative takeover proposal involving the acquisition of a majority of BHS common stock, assets, net income or revenues.

        In addition, BHS has agreed to pay Tyco a termination fee of $87.5 million if (1) Tyco terminates the merger agreement within five business days of the BHS board having made a change in its recommendation of the merger due to an intervening event or (2) BHS or Tyco terminates the merger agreement where the BHS shareholders fail to approve the merger at the BHS shareholders meeting and the BHS board has made a change in its recommendation due to an intervening event prior to the time of the meeting.

Amendment and Waiver

        The parties may amend the merger agreement at any time before completion of the merger. All amendments to the merger agreement must be in writing and signed by Tyco, Merger Sub, ADT Security Services and BHS, and in the case of a waiver, signed by each party against whom the waiver is to be effective. After approval of the merger agreement by BHS's shareholders, no amendment or waiver may be made which by law requires further approval by BHS's shareholders, unless BHS obtains that further approval.

ADT Security Services

        ADT Security Services is a party to the merger agreement for purposes of guaranteeing certain obligations of Tyco and Merger Sub under the merger agreement relating to Tyco's or Merger Sub's failure to effect the merger or material breach of the merger agreement that contributed to a failure of any of the closing conditions from being satisfied.

Exclusive Jurisdiction

        Under the merger agreement, the parties have submitted to the exclusive jurisdiction of the Delaware courts for disputes among the parties.

DESCRIPTION OF TYCO SHARE CAPITAL

        The following discussion is a summary of the terms of the capital stock of Tyco and should be read in conjunction with the section entitled "Comparison of Rights of Tyco Shareholders and BHS Shareholders" beginning on page 95. This summary is not meant to be complete and is qualified in its entirety by reference to the Swiss Federal Code of Obligations (which we refer to in this proxy statement/prospectus as the Swiss Code) and to the articles of association and organizational regulations of Tyco. You are urged to read those documents carefully. Copies of the articles of association and organizational regulations of Tyco are incorporated by reference in this proxy statement/prospectus. See "Where You Can Find More Information" beginning on page 112.

Authorized Share Capital

        Under the articles of association of Tyco, the registered share capital of the Tyco is 3,642,642,767.60 Swiss francs, divided into 479,295,101 common shares with a par value of CHF 7.60 per share. As of March 23, 2010, there were 475,291,622 common shares of Tyco outstanding (excluding treasury shares), which is the only class of shares outstanding. Only Tyco common shares will be issued in the merger.

        Until March 12, 2011, Tyco's board of directors may increase Tyco's registered share capital by a maximum amount of 1,821,321,380 Swiss francs by issuing a maximum of 239,647,550 shares. In addition, (i) the registered share capital of Tyco may be increased by an amount not exceeding 364,264,276 Swiss francs through the issue of a maximum of 47,929,510 shares through the exercise of conversion and/or option or warrant rights granted in connection with bonds, notes or similar instruments including convertible debt instruments (conditional share capital for bonds and similar debt instruments) and (ii) the registered share capital of Tyco may be increased by an amount not exceeding 364,264,276 Swiss francs through the issue of a maximum of 47,929,510 shares to employees and other persons providing services to Tyco (conditional share capital for employee benefit plans).

Voting Rights

        Pursuant to the articles of association of Tyco, each common share of Tyco conveys the right to one vote. The articles of association of Tyco also contain a provision regarding voting rights that is customary for Swiss companies and provides that, to be able to exercise voting rights, holders of shares must apply to Tyco for enrollment in the Tyco share register (Aktienregister) as shareholders with voting rights. Registered holders of shares may obtain the form of declaration from BNY Mellon Shareholder Services, Tyco's transfer agent. In order to exercise their voting rights, shareholders are required to disclose their name and address and to confirm that they have acquired the shares in their name and for their account in order to be recorded in the share register as shareholders with voting rights. When failing to register as a shareholder with voting rights, shareholders may not participate in or vote at Tyco general shareholders' meetings but will be entitled to dividends, preemptive rights and liquidation proceeds. Only shareholders that are registered as shareholders with voting rights on the relevant record date are permitted to participate in and vote at a general shareholders' meeting. Tyco's board of directors may record nominees who hold shares in their own name, but for the account of third parties, as shareholders of record in Tyco's share register. Beneficial owners of shares who hold shares through a nominee exercise the shareholders' rights through the intermediation of such nominee.

        Except as otherwise specifically provided in the articles of association and except as otherwise provided by law, any action to be taken by shareholders at any general shareholders' meeting at which a quorum is in attendance shall be decided by the majority of the votes cast in favor or against such action. All valid votes cast, including blank votes and abstentions, are recognized for purposes of determining a majority in connection with the election of directors. For all other purposes, blank votes and abstentions do not count as a valid vote cast.

  Supermajority Voting

        The Swiss Code and the Tyco articles of association require the affirmative vote of at least two-thirds of the voting rights and a majority of the par value of Tyco common shares, each as represented at a general shareholders' meeting, to approve the following matters:

  •
  the amendment to or the modification of Tyco's corporate purpose;

  •
  the creation of shares with privileged voting rights;

  •
  the restriction on the transferability of shares and any amendment in relation thereto;

  •
  the restriction on the exercise of the right to vote and any amendment in relation thereto;

  •
  an authorized or conditional increase in the nominal share capital;

  •
  an increase in the nominal share capital through the conversion of capital surplus, through a contribution in kind, or for an acquisition of assets or a grant of special privileges;

  •
  the restriction or withdrawal of preemptive rights;

  •
  a change in Tyco's registered office;

  •
  the conversion of registered shares into bearer shares and vice versa; and

  •
  Tyco's dissolution.

        The same supermajority voting requirements apply to resolutions in relation to transactions among corporations based on the Swiss Federal Act on Mergers, De-Mergers, Changes of Corporate Form and Asset Transfers (the "Merger Act"), including a merger, demerger or conversion of a corporation, other than a cash-out or certain squeeze-out mergers, in which minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company, where an affirmative vote of 90% of the outstanding common shares is required. The Swiss Code also may impose this supermajority voting requirement in connection with the sale of "all or substantially all of its assets".

Quorum

        All resolutions and elections made by the general shareholders' meeting require the presence of half plus one of all shares entitled to vote, whereby abstentions, broker non-votes, blank or invalid ballots shall be regarded as present for the purpose of establishing a quorum of shareholders.

Dividends and Other Payments to Shareholders

        Holders of common shares of Tyco are entitled to receive, from funds legally available for the payment thereof, pro rata dividends as and when declared. Under Swiss law, dividends may be paid out only if a corporation has sufficient distributable profits from the previous fiscal year(s) or if a corporation has freely distributable reserves, each as presented on the audited annual statutory balance sheet. Contributed surplus (Zuschuss), as stated in Tyco's Swiss statutory accounts, qualifies as freely distributable reserves and may be paid out as dividends to shareholders to the extent permissible under Swiss law. The board of directors may propose to shareholders that a dividend be paid but cannot itself authorize the dividend. The vote of shareholders holding a majority of common shares represented at a general shareholders' meeting must approve distributions of dividends.

        Pursuant to Swiss law, if Tyco's general reserves amount to less than 20% of the share capital recorded in its commercial register, then at least 5% of Tyco's annual profit must be retained as general reserves. The Swiss Code and Tyco's articles of association also permit Tyco to accrue additional general reserves. In addition, Tyco is required to create a special reserve on its annual statutory balance sheet in the amount of the purchase price of shares Tyco or any Tyco subsidiary repurchases, and that amount may not be used for dividends or subsequent repurchases.

        Swiss corporations generally must maintain a separate parent company "statutory" balance sheet for the purpose of determining the amounts available for the return of capital to shareholders, including by way of a distribution of dividends. Tyco's auditor must confirm that a dividend proposal made to Tyco common shareholders conforms with the requirements of the Swiss Code and articles of association of Tyco.

        Pursuant to Swiss law, dividend payments out of earnings and similar payments are subject to Swiss withholding tax. Dividend payments in the form of a return of capital by reducing the par value are not subject to Swiss withholding tax. As a result, since March 2009, Tyco has made quarterly payments to its shareholders in the form of share capital reductions. This has had the effect of reducing the par value of Tyco's common shares from 8.53 Swiss francs per share as of March 17, 2009 to the current par value of 7.60 Swiss francs per share. Until at least January 1, 2011, Tyco intends to make further dividend payments to its shareholders in the form of reductions to registered share capital. After January 1, 2011, Tyco expects to make dividend payments to its shareholders in the form of a reduction in contributed surplus, which, by then, may also be made free of Swiss withholding tax. Any dividend payments other than a reduction in par value (or after January 1, 2011 a reduction in contributed surplus) remain subject to Swiss withholding tax, imposed on the gross amount at the current rate of 35%. The withholding tax must be borne by the shareholder. Swiss resident beneficiaries of taxable dividends are entitled to full subsequent relief of the withholding tax, either through a tax refund or through a credit against their income tax liability, if such recipients are the beneficial owners of the shares at the time such dividend payment is made and they duly report the gross income in their tax returns or financial instruments used for tax purposes, as the case may be, and if there is no tax avoidance. Non-Swiss resident beneficiaries of dividends may be entitled to a partial or full refund of the withholding tax in accordance with any applicable double taxation convention between Switzerland and the beneficiary's country of tax residence.

        Any reduction of Tyco share capital recorded in the commercial register requires the approval of Tyco shareholders holding a majority of the shares represented at the annual general shareholders' meeting. A special audit report must confirm that creditors' claims remain fully covered despite the reduction in share capital recorded in the commercial register. Upon approval of the capital reduction by the general shareholders' meeting of Tyco shareholders, the Tyco board of directors must give public notice of the capital reduction resolution in the Swiss Official Gazette of Commerce three times and notify creditors that they may request, within two months of the third publication, satisfaction of or security for their claims.

Preemptive Rights and Advance Subscription Rights

        Under the Swiss Code, the prior approval by a general shareholders' meeting generally is required to authorize the issuance of shares or rights to subscribe for, or convert into, shares. In addition, holders of Tyco shares have preemptive rights in relation to newly issued shares or rights in proportion to the par value that the newly issued shares bear to the par value of shares outstanding before such issuance. With the affirmative vote of shareholders holding two-thirds of the voting rights and a majority of the par value of the shares, each as represented at the general shareholders' meeting, shareholders may withdraw or limit these preemptive rights for valid reasons, such as a merger or acquisition. In addition, pursuant to the articles of association of Tyco, the board of directors is authorized to withdraw or limit preemptive rights in the context of an authorized capital increase described above.

        At the time the general shareholders' meeting of Tyco approves the creation of authorized or conditional share capital, it may also delegate the decision whether to withdraw or limit the preemptive and advance subscription rights for valid reasons to the board of directors. The Tyco articles of association provide for this delegation with respect to authorized and conditional share capital in the circumstances described below under "Rights with Respect to Authorized Share Capital" and "Rights with Respect to Conditional Share Capital."

  Rights with Respect to Authorized Share Capital

        Tyco's board of directors is authorized to withdraw or limit preemptive rights with respect to the issuance of shares from authorized capital:

  •
  if the issue price of the new shares is determined by reference to the market price;

  •
  if the shares are issued in connection with the acquisition of an enterprise or business or any part of an enterprise or business, the financing or refinancing of any such transactions or the financing of new investment plans;

  •
  if the shares are issued in connection with the intended broadening of the shareholder constituency in certain financial or investor markets, for the purposes of the participation of strategic partners or in connection with the listing of the new shares on domestic or foreign stock exchanges;

  •
  in connection with a placement or sale of shares, the grant of an over-allotment option of up to 20% of the total number of shares in a placement or sale of shares to the initial purchasers or underwriters;

  •
  for the participation of directors, employees, contractors, consultants and other persons performing services for the benefit of Tyco or any of its subsidiaries; or

  •
  either following a shareholder or group of shareholders acting in concert having acquired in excess of 15% of the share capital recorded in the commercial register without having submitted a takeover proposal to shareholders that is recommended by the board of directors or for purposes of the defense of an actual, threatened or potential unsolicited takeover bid, in relation to which the Tyco board of directors, upon consultation with an independent financial adviser, has not recommended acceptance to the shareholders.

  Rights with Respect to Conditional Share Capital

        In connection with the issuance of bonds, notes, warrants or other financial instruments or contractual obligations convertible into or exercisable or exchangeable for Tyco shares, Tyco shareholders do not have preemptive rights, and the Tyco board of directors is authorized to withdraw or limit the advance subscription rights of shareholders with respect to new bonds, notes or similar instruments if the issuance is for purposes of the financing or refinancing of the acquisition of an enterprise or business or part thereof, or for the issuance of convertible bonds and warrants in international capital markets or through a private placement. If the advance subscription rights are withdrawn or limited:

  •
  the respective financial instruments or contractual obligations will be issued or entered into at market conditions;

  •
  the conversion, exchange or exercise price, if any, for instruments or obligations will be set with reference to the market conditions prevailing at the date on which the instruments or obligations are issued or entered into; and

  •
  the exercise period is not to exceed ten years from the date of issue for warrants and twenty years for conversion rights.

        Preemptive rights are excluded with respect to shares issued from conditional share capital to directors, officers, employees and other persons providing services to Tyco or any of its subsidiaries.

New Shares

        The new Tyco common shares to be issued as merger consideration will be issued out of Tyco's authorized share capital. Tyco's board of directors resolved in accordance with article 4 of Tyco's articles of association to increase Tyco's share capital by issuing common shares up to an amount required by the merger agreement, with a nominal value of CHF 7.60 each, out of the Tyco's authorized capital, and that with respect to such issuance of Tyco common shares, the pre-emptive rights of the existing shareholders are excluded based on article 4 paragraph 3 section (b) of Tyco's articles of association. Tyco's board of directors further resolved that the new Tyco common shares will have no priority rights and are subject to the registration restrictions in article 8 of Tyco's articles of association and are entitled to dividends as of Tyco's financial year 2010.

        The new Tyco common shares to be issued as merger consideration will be issued according to the resolution of Tyco's board of directors implementing the share capital increase in one multiple share document (Globalurkunde). This multiple share document will be deposited with a depository (Verwahrungsstelle), which will log in the registered shares reflected by the multiple share document to one or several securities accounts and thus create shares in book-entry form (Bucheffekten).

Antitakeover Provisions

        In addition to the various supermajority requirements described above that could serve as an impediment to certain takeover attempts, Tyco's articles of association permit its board of directors to issue shares out of authorized share capital without shareholder approval and without regard for shareholders' preemptive rights if:

  •
  a shareholder or group of shareholders acting in concert acquires in excess of 15% of the share capital recorded in the commercial register; and

  •
  such shareholder or group of shareholders has not submitted a takeover proposal to shareholders that is recommended by the board of directors or for the purpose of the defense of an actual, threatened or potential unsolicited takeover bid, in relation to which the board of directors, upon consultation with an independent financial advisor, has not recommended acceptance to the shareholders.

        The articles of association also limit the number of shares that may be voted by a single shareholder or group of shareholders acting together to 15% of registered share capital.

        Under Swiss law, there generally is no prohibition on business combinations with interested shareholders. In certain circumstances, however, shareholders and members of the board of directors of Swiss corporations, as well as certain persons associated with them, must refund any payments they receive that are not made on an arm's length basis.

Liquidation Rights

        Under Swiss law, any surplus arising out of liquidation, after the settlement of all claims of all creditors, will be distributed to shareholders in proportion to the paid-up par value of shares held, subject to Swiss withholding tax requirements.

No Redemption; Repurchase

        Tyco common shares are not subject to redemption by Tyco. In addition, the Swiss Code limits a corporation's ability to hold or repurchase its own common shares. Tyco and its subsidiaries may only repurchase shares to the extent that sufficient freely distributable reserves (including contributed surplus) are available, as described under "Dividends." The aggregate par value of Tyco common shares held by Tyco and its subsidiaries may not exceed 10% of share capital registered in the commercial register. Tyco may repurchase common shares beyond the statutory limit of 10%, however, if shareholders pass a resolution at a general shareholders' meeting authorizing the board of directors to repurchase common shares in an amount in excess of 10% and the repurchased shares are dedicated for cancellation. Any common shares repurchased pursuant to such an authorization will then be cancelled at the next general shareholders' meeting upon the approval of shareholders holding a majority of the common shares represented at the general meeting. Repurchased common shares held by Tyco or its subsidiaries do not carry any rights to vote at a general shareholders' meeting but are entitled to the economic benefits generally associated with the shares.

Stock Exchange Listing

        Tyco common shares are traded on the New York Stock Exchange under the symbol "TYC."

No Sinking Fund

        The common shares of Tyco have no sinking fund provisions.

Transfer Agent

        The transfer agent for the common shares of Tyco is BNY Mellon Shareholder Services.

COMPARISON OF RIGHTS OF TYCO SHAREHOLDERS
AND BHS SHAREHOLDERS

        The rights of Tyco shareholders are currently governed by the Swiss Code and the articles of association and organizational regulations of Tyco. The right of BHS shareholders are currently governed by the Virginia Stock Corporation Act (the "VSCA") and the amended and restated articles of incorporation of BHS, as amended, and the BHS bylaws, as amended and restated, effective November 13, 2009. If, pursuant to the terms of the merger agreement, you elect to receive Tyco common shares, your rights as a shareholder of Tyco will be governed by Swiss Code and by Tyco's articles of association and organizational regulations.

        This section of the proxy statement/prospectus describes the material differences between the rights of Tyco shareholders and BHS shareholders.

        This section does not include a complete description of all differences among the rights of Tyco shareholders and BHS shareholders, nor does it include a complete description of the specific rights of these shareholders. Furthermore, the identification of some of the differences in the rights of these shareholders as material is not intended to indicate that other differences do not exist.

        You are urged to read carefully the relevant provisions of the Swiss Code and the VSCA, as well as the articles of association and organizational regulations of Tyco and the articles of incorporation and bylaws of BHS. Copies of the articles of association and organizational regulations of Tyco and the articles of incorporation and bylaws of BHS are filed as exhibits to the reports of Tyco and BHS incorporated by reference in this proxy statement/prospectus. See "Where You Can Find More Information" beginning on page 112.

Tyco	BHS
Authorized Capital Shares	The registered share capital of Tyco consists of 479,295,101 common shares with a par value of CHF 7.60 per share. The authorized share capital of Tyco consists of 239,647,550 common shares with a nominal value of CHF 7.60 per share and the conditional share capital consists of a total of 95,859,020 common shares with a nominal value of CHF 7.60 per share.

Pursuant to Swiss law, dividend payments out of earnings and similar payments are subject to Swiss withholding tax. Dividend payments in the form of a return of capital by reducing the par value are not subject to Swiss withholding tax. As a result, since March 2009, Tyco has made quarterly payments to its shareholders in the form of share capital reductions. This has had the effect of reducing	The aggregated number of shares which BHS is authorized to issue is 172,000,000, consisting of (i) 2,000,000 shares of preferred stock, par value $10.00 per share, and (ii) 170,000,000 shares of common stock, no par value.

As of March 31, 2010, the record date for the special meeting of BHS shareholders, BHS had issued and outstanding 45,872,480 shares of common stock and no shares of preferred stock.

	Tyco	BHS
the par value of Tyco's shares from 8.53 Swiss francs per share as of March 17, 2009 to the current par value of 7.60 Swiss francs per share. Until at least January 1, 2011, Tyco intends to make further payments to shareholders in the form of reductions to registered share capital. After January 1, 2011, Tyco expects to make dividend payments to its shareholders in the form of a reduction in contributed surplus, which, by then, may also be made free of Swiss withholding taxes.

Voting Rights	Under the Tyco articles of association, each holder of a common share shall be entitled to one vote for each common share registered in his or her name in the Tyco share register (Aktienregister).	Under the BHS articles of incorporation, each holder of common stock shall be entitled to one vote for each share of common stock standing in his or her name on the stock transfer books of BHS.
Supermajority Voting

The Swiss Code and the Tyco articles of association require the affirmative vote of at least two-thirds of the voting rights and a majority of the par value of Tyco common shares, each as represented at a general meeting, to approve the following matters:

Under the BHS articles of incorporation, unless the board of directors conditions its submission of a particular matter on receipt of a greater vote, the affirmative vote of the holders of a majority of the outstanding shares of BHS common stock is all that is required for certain transactions

•       the amendment to or modification of Tyco's corporate purpose;

•       the creation of shares with privileged voting rights;

•       the restriction on transferability of shares and any amendment in relation thereto;

•       the restriction on the exercise of the right to vote and any amendment in relation thereto;

that by applicable law must be submitted to shareholders for their approval, such as, a merger, a share exchange, the sale of substantially all of BHS's assets, an amendment to BHS articles of incorporation or a proposal to dissolve BHS, except as described below in "Amendment of Charter Documents."

	Tyco	BHS

•       an authorized or conditional increase in the nominal share capital;

•       an increase in the nominal share capital through the conversion of equity, through a contribution in kind or for an acquisition of assets, or a grant of special privileges;

•       the restriction or withdrawal of preemptive rights;

•       a change in Tyco's registered office;

•       the conversion of registered shares into bearer shares and vice versa; and

•       Tyco's dissolution.

The same supermajority voting requirements apply to resolutions in relation to transactions among corporations based on the Merger Act, including a merger, demerger or conversion of a corporation, other than a cash-out or certain squeeze-out mergers, in which minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company, where an affirmative vote of 90% of the outstanding common shares is required. The Swiss Code also may impose this supermajority voting requirement in connection with the sale of "all or substantially all of its assets".

Number of Directors

The Tyco articles of association provide that the Tyco board of directors shall consist of no less than two and no more than thirteen members. The shareholders have an exclusive right to change the size of the

The articles of incorporation of BHS provide that the number of directors will not be less than five nor more than nine, which number may be fixed from time to time in accordance with the BHS bylaws. Under the BHS

	Tyco	BHS
	board of directors by amending the articles of association. Tyco currently has eleven directors.	articles of incorporation, either the board of directors or the shareholders may change the size of the board of directors by amending the bylaws. BHS currently has six directors.
Classification of Directors	Under the Tyco articles of association, the board of directors is not classified. Each director serves a one-year term.

Under the BHS articles of incorporation, the board of directors is divided into three classes, with a different class being elected annually to three year terms. The board of directors determines the number of directors that will constitute each class, provided that each class is as nearly equal in number as possible.

Election of Directors

Under the Tyco articles of association, shareholders elect the directors to succeed those whose terms expire by absolute majority.

For purposes of the foregoing, absolute majority means that the number of shares voted "for" a nominee must exceed the votes cast "against" such nominee plus all blank votes and abstentions.

At any election for the board of directors in which the number of candidates exceeds the number of board positions available at the time of such election (the number of available positions to be determined by the general meeting of shareholders within the framework of Article 19 of Tyco's articles of association), the members of the board of

Under the BHS bylaws, each director shall be elected by the vote of the majority of the votes cast with respect to the nominee at any meeting at which directors are to be elected at which quorum is present; provided, however, that the directors shall be elected by a plurality of votes cast on the election of directors at any meeting of shareholders for which (i) the Secretary of BHS receives a notice that a shareholder has nominated a person for election to the board of directors in compliance with the advance notice requirements for shareholder nominees for director set forth in the BHS bylaws, and (ii) such nomination has not be withdrawn by such shareholder on or prior to the tenth day preceding the date BHS first mails its notice of meeting for such meeting to the shareholders.

For purposes of the foregoing, a majority of votes cast means that the number of shares voted "for" a nominee must exceed

	Tyco	BHS
	directors shall be elected by a plurality of votes cast (meaning the candidate with the most votes is elected).	the votes cast "against" such nominee.
Vacancies on the Board of Directors	Under the Swiss Code, a shareholder vote is required to fill vacancies on the board of directors.

Under the BHS bylaws, if the office of any director becomes vacant, by reason of death, resignation, increase in the number of directors or otherwise, the directors remaining in office, although less than a quorum, may fill the vacancy by the affirmative vote of a majority of such remaining directors.

Under the VSCA, if the board of directors fills a vacancy, the director's term expires at the next shareholder meeting at which directors are elected even if the corporation has a classified board of directors with staggered terms and the new director is filling an unexpired term with more than one year remaining. However, despite the expiration of a director's term, a director continues to serve until a successor is elected and qualified or until there is a decrease in the number of directors.

Removal of Directors

Under the Swiss Code, only the shareholders may remove a director, and they may do so with or without cause by resolution of a relative majority (whereby abstentions, broker non-votes, blank and invalid ballots are disregarded for purposes of establishing a majority) at a shareholders' meeting where such removal was properly set on the agenda.

Under the VSCA, directors may be removed with or without cause by the affirmative vote of the holders of a majority of the shares entitled to vote in the election of directors, unless the articles of incorporation provide that directors may be removed only with cause. The BHS articles of incorporation provide that a director may be removed from office by the shareholders only with cause.

	Tyco	BHS
Amendment of Charter Documents

Under the Swiss Code and Tyco's articles of association, only the shareholders, acting at the general shareholders' meeting, have the power to amend the articles of association. A resolution of the general shareholders' meeting passed by at least two thirds of the represented share votes and the absolute majority of the represented shares par value is required to amend those sections of the articles of association pertaining to the share register, the required number of shares for quorum, the number of directors, indemnification of directors, the company purpose, voting of shares, transferability of shares, authorized and conditional share capital, etc. (as listed in Article 17 of Tyco's articles of association). To amend other sections requires passage of a shareholder resolution upon a relative majority of the votes cast.

Under the BHS articles of incorporation, the vote of the holders of a majority of the outstanding shares of BHS common stock is required to amend the articles of incorporation, except (i) that the vote of the holders of four-fifths of the outstanding shares of all classes of stock of BHS entitled to vote in elections of directors is required to amend, alter, change or repeal those sections of the articles of incorporation pertaining to the size and classification of the board of directors and (ii) as otherwise prescribed by Section 13.1-708 of the VSCA, which entitles the outstanding shares of each class to vote as a separate group on a proposed amendment to the articles of incorporation when a corporation has more than one class of shares outstanding.

As permitted by Section 13.1-639 of the VSCA, the BHS board of directors may determine the preferences, limitations, and relative rights of preferred stock by adopting an amendment to the articles of incorporation without shareholder approval. For more information on BHS preferred stock, see the section of this chart entitled "Preferred Shares" on page 110.

Amendment to Organizational Regulations or Bylaws	Under the Tyco articles of association, the board of directors may amend the organizational regulations at any time without the approval of the shareholders.	Under the BHS articles of incorporation, either of the board of directors or the shareholders may amend or repeal the bylaws of BHS.

	Tyco	BHS
Special Shareholder Meetings

Under the Tyco articles of association, special general shareholders' meetings may be called by resolution of the shareholders at a general shareholders' meeting, the auditors or the board of directors, or by shareholders with voting power, provided they represent at least 10% of the share capital and submit (a)(1) a request signed by such shareholder(s) that specifies the item(s) to be included on the agenda, (2) the respective proposals of the shareholders and (3) evidence of the required shareholdings recorded in the share register and (b) such other information as would be required to be included in a proxy statement pursuant to the rules of the country where Tyco's shares are primarily listed.

Under the BHS bylaws, a special meeting of shareholders for any purpose or purposes may be called by the board of directors, by the chairman of the board of directors or by the chief executive officer.

Nomination of Directors and Shareholder Proposals

Under the Swiss Code, nominations of persons for election to the board of directors may be made at any time prior to, or at, the general shareholders' meeting, provided that the election of directors is a matter that has been included in the agenda.

Under the articles of association of Tyco, any shareholder may request that an item be included on the agenda for the general meeting, provided that such request is received by Tyco at least 120 calendar days before the first anniversary of the date on which Tyco's proxy statement was released to shareholders in connection with the previous year's annual general shareholders' meeting. Once

Under the BHS bylaws, for nominations of directors and other proposals properly brought before an annual meeting of shareholders by a shareholder, timely notice must be given. In general, to be considered timely, a shareholder's notice must be received by BHS's secretary at the principal office of BHS not later than the close of business on the 120th day nor earlier than the close of business on the 180th day prior to the first anniversary of the preceding year's annual meeting.

	Tyco	BHS
included on the agenda, under the Swiss Code, no prior notice is required to bring motions related to that item.
Limitation of Liability of Directors

Under the Swiss Code, a limitation of directors' liability is not possible. Consequently, Tyco's articles of association and organizational regulations contain no provisions limiting the personal liability of directors except with regard to the transactions between Tyco and interested directors as specified below in "Transactions Involving Officers and Directors."

Under the BHS articles of incorporation, no BHS director or officer shall have personal liability to BHS or its shareholders for monetary damages arising out of any transaction, occurrence or course of conduct, unless in such proceeding a judgment was entered against the director because of a finding that the act or omission for which the director or officer was adjudged liable had been proved to be due to his or her willful misconduct or a knowing violation of the criminal law or any federal or state securities law.

Indemnification of Directors and Officers

The Tyco articles of association provide that Tyco shall indemnify any current or former director or officer or person serving as a director or officer at the request of Tyco to the fullest extent of the law against any expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including proceedings by or in the right of Tyco, to which he or she was, is, or is threatened to be made a party, or is otherwise involved, by reason of the fact that he or she is or was a director or

Under the BHS articles of incorporation, each officer, director or employee of BHS shall be entitled to indemnity, including indemnity with respect to a proceeding by or in the right of BHS, to the fullest extent required or permitted under the provisions of the VSCA as in effect from time to time, except only an indemnity against willful misconduct or a knowing violation of the criminal law. BHS shall promptly pay for or reimburse the reasonable expenses, including attorneys' fees, incurred by an officer, director or employee of BHS in connection with any proceeding (whether or not made a party) arising from his or her

	Tyco	BHS
officer; provided, however, that Tyco shall not indemnify any such person against any liability arising out of (a) any fraud or dishonesty in the performance of their duty to Tyco, or (b) such person's conscious, intentional or willful or grossly negligent breach of the obligation to act honestly and in good faith with a view to the best interests of Tyco. Notwithstanding the preceding sentence, Tyco shall not indemnify any person holding the office of auditor or special auditor in relation to Tyco.	status as such officer, director or employee, in advance of final disposition of any such proceeding upon receipt by BHS from such officer, director or employee of (a) a written statement of good faith belief that he or she is entitled to indemnity by BHS, and (b) a written undertaking, executed personally or on his or her behalf, to repay the amount so paid or reimbursed if after final disposition of such proceeding it is determined that he or she did not meet the applicable standard of conduct.

The indemnity obligations of BHS shall extend to any individual who, while a director or officer of the Corporation, is or was serving at BHS's request as a director, officer, partner, trustee (including service as a named fiduciary), employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Preemptive Rights

Under the Swiss Code, Tyco shareholders are generally entitled to preemptive rights in relation to new shares or rights in proportion to the par value that the new shares bear to the par value of shares outstanding before a new issuance. These preemptive rights, however, are limited under the Swiss Code and Tyco's articles of association. Under Tyco's articles of association, shareholders, with the affirmative vote of shareholders holding two-thirds of the voting rights and a majority of the par value of the shares, each as represented at the general

Under the BHS articles of incorporation, no holder of any class of capital stock of BHS shall have any preemptive right to subscribe for, purchase or acquire (i) any shares of capital stock of BHS, (ii) any securities convertible into or exchangeable for any such shares or (iii) any options, warrants or rights to subscribe for, purchase or acquire any of such shares or securities.

	Tyco	BHS

shareholders' meeting, may withdraw or limit the preemptive rights for valid reasons, such as a merger or acquisition. In addition, a general shareholders' meeting that approves the creation of authorized or conditional share capital thereby may delegate the decision whether to withdraw or limit the preemptive or advance subscription rights for valid reasons to the board of directors.

For more information, see the section title "Description of Tyco Share Capital—Preemptive Rights and Advanced Subscription Rights" beginning on page 91.

Dividends

Under the Swiss Code and the Tyco articles of association, Tyco shareholders are entitled to receive, from funds legally available for the payment thereof, pro rata dividends as and when declared. Under Swiss law, dividends may be paid out only if a corporation has sufficient distributable profits from the previous fiscal year or if a corporation has freely distributable reserves, which may include contributed surplus.

Under the Swiss Code and Tyco's articles of association, the board of directors may propose to shareholders that a dividend be paid but cannot itself authorize the dividend. The affirmative vote of shareholders holding a majority of shares represented at a general meeting must approve distributions of dividends.

Under the BHS articles of incorporation, subject to the express terms of any outstanding series of preferred stock, dividends may be declared and paid upon the common stock out of funds of BHS legally available therefor.

Under the BHS articles of incorporation, subject to the foregoing, the declaration and payment of dividends on the common stock and the amount thereof, shall at all times be solely in the discretion of the board of directors.

	Tyco	BHS

Under Swiss law, dividend payments out of earnings and similar payments are subject to Swiss withholding tax. Dividend payments in the form of a return of capital by reducing the par value are not subject to Swiss withholding tax. As a result, since March 2009, Tyco has made quarterly payments to its shareholders in the form of share capital reductions. This has had the effect of reducing the par value of Tyco's shares from 8.53 Swiss francs per share as of March 17, 2009 to the current par value of 7.60 Swiss francs per share. Until at least January 1, 2011, Tyco intends to make further payments to shareholders in the form of reductions to registered share capital. After January 1, 2011, Tyco expects to make dividend payments to its shareholders in the form of a reduction in contributed surplus, which, by then, may also be made free of Swiss withholding taxes.

Mergers and Consolidations, Generally

Business combinations and other such transactions that are binding on all shareholders of Tyco are governed by Switzerland's Merger Act. As described above under "Supermajority Voting," a statutory merger or demerger requires that at least two-thirds of the shares and a majority of the par value of the shares, each as represented at the general shareholders' meeting, vote in favor of the transaction.

Under the BHS articles of incorporation, the vote of the holders of a majority of the outstanding shares of BHS common stock is required to approve a business combination, unless the board of directors conditions the submission of the business combination on receipt of a greater vote.

	Tyco	BHS
Restrictions on Business Combinations with Interested Shareholders

Under the Swiss Code, there generally is no prohibition of business combinations with interested shareholders. However, the Tyco articles of association authorize the board of directors to issues shares out of authorized share capital without shareholder approval and without regard for shareholders' preemptive rights if (i) a shareholder or group of shareholders acting in concert acquires in excess of 15% of the share capital recorded in the commercial register and (ii) such shareholders or group of shareholders has not submitted a takeover proposal to the other shareholders that is recommended by the board of directors or for the purpose of the defense of an actual, threatened or potential takeover bid, in relation to which the board of directors, upon consultation with an independent financial adviser, has not recommended acceptance to the shareholders. In addition, the Tyco articles of association limit the number of shares that may be voted by a single shareholder or group of shareholders acting together to 15% of the registered share capital.

Under Virginia law, specifically sections 13.1-725-727.1 of the VSCA, a Virginia corporation may not enter into an "affiliated transaction" with a shareholder who acquires beneficial ownership of more than 10% of a corporation's outstanding voting shares (such person an "interested shareholder") for a period of 3 years after the person becomes an interested shareholder unless (i) the transaction is approved by a majority vote of disinterested directors and by two-thirds of the disinterested shareholders or (ii) it meets certain exceptions. These exceptions include, among others, that the affiliated transaction is with an interested shareholder whose acquisition of voting shares making such person an interested shareholder was approved by a majority of the disinterested directors prior to date on which an interested shareholder became an interested shareholder.

	Tyco	BHS
Appraisal Rights	For business combinations effected in the form of a statutory merger or de-merger, Switzerland's Merger Act	Appraisal rights are not available to BHS shareholders under the VSCA so long as:
provides that, if the equity rights have not been adequately preserved or compensation payments in the transaction are unreasonable, a shareholder may request the competent court to determine a reasonable amount of compensation.

•       shareholders of BHS are not required by the terms of the corporate action to accept anything other than cash or shares of any class or series of shares that are listed on the NYSE or the American Stock Exchange, designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held by at least 2,000 shareholders of record and the outstanding shares of the class or series has a market value of at least $20 million, exclusive of the value of such shares held by the acquiring corporation's subsidiaries, certain insiders and beneficial shareholders owning more than 10% of those shares, at the time the corporate action becomes effective;

•       none of the BHS shares or assets are being acquired or converted pursuant to the corporate action of a person, or by an affiliate of a person, who (i) is, or at any time in the one-year period immediately preceding approval by the BHS board of directors was the beneficial owner of 20% or more of the voting power of BHS; or (ii) directly or indirectly has, or at any time in the one-year period immediately preceding approval by the BHS board of directors had, the power, contractually or otherwise, to cause the appointment or election of 25% or more of the BHS board of directors; and

Tyco	BHS

•       none of the BHS shares or assets are being acquired by a person, or an affiliate of a person, who is, or at any time in the one-year period immediately prior to the approval of the BHS board of directors was, a senior executive officer or director of BHS or an affiliate and that senior executive officer or director receives a financial benefit not generally available to other shareholders except for (i) employment, consulting, retirement or similar benefits established separately and not in contemplation of the merger, (ii) employment, consulting, retirement or similar benefits established in contemplation or part of the merger but not more favorable than those existing before the merger or if more favorable, have been approved on behalf of BHS by disinterested members of the board of directors, or (iii) in the case of a director who will become a director of the surviving entity after the merger, rights and benefits that are provided on the same basis as those afforded to other directors.

	Tyco	BHS
Transactions Involving Officers and Directors

Under the Tyco articles of association, so long as a director declares the nature of his or her interest in relation to any contract, transaction or arrangement at the necessary time and a majority of the disinterested members of the board of directors approves and/or authorizes the contract, transaction or arrangement, a director or officer shall not by reason of his or her office be accountable to Tyco for any benefit that the director derives from any office or employment to which the articles of association allow him or her to be appointed or from any transaction or arrangement in which the articles of association allow the director to be interested, and no such contract, transaction or arrangement shall be void or voidable on the ground of any such interest or benefit.

Under the VSCA, a transaction involving an interested director is not voidable by the corporation solely because of the director's interest in the transaction if (i) the material facts of the transaction and the director's interest were disclosed to the board of directors or committee of the board of directors that ratified the transaction, (ii) the material facts of the transaction and the director's interest were disclosed to the shareholders entitled to vote and they ratified the transaction, or (iii) the transaction was fair to the corporation. A transaction is ratified by the board of directors or committee thereof if it receives the affirmative vote of a majority of the disinterested directors on the board of directors, or on the committee. A transaction is ratified by the shareholders if it receives the vote of a majority of the shares entitled to vote but not including those of the interested director.

	Tyco	BHS
Preferred Shares	"Blank check" preferred stock, which generally allows a company's board of directors to determine the preferences, limitations and relative rights of an unissued class of preferred stock, is not a recognized concept under Swiss law. Therefore, Tyco's board of directors may create shares with a liquidation preference or dividend preference only upon the approval of a majority of the voting rights represented at a general meeting. Similarly, the Tyco board of directors may only create shares with preferential voting rights with the approval of at least two-thirds of the voting rights and a majority of the par value of the shares represented at a general shareholders' meeting. To date, no such shares have been created.	Under the BHS articles of incorporation, BHS has 2,000,000 authorized shares of "blank check" preferred stock, par value $10.00. As such, the BHS board of directors may determine the preferences, limitations, and relative rights of this preferred stock by adopting an amendment to the articles of incorporation without shareholder approval pursuant to Section 13.1-639 of the VSCA. Such a determination may include, without limitation, provisions with respect to voting rights (including rights with respect to any transaction of a specified nature), redemption, convertibility, distribution and preference on dissolution or otherwise. To date, BHS has no preferred stock issued and outstanding.

LEGAL MATTERS

        The validity of the Tyco common shares to be issued in connection with the merger and being offered by this proxy statement/prospectus will be passed upon by Vischer Ltd. Certain U.S. federal income tax consequences of the merger will be passed upon for Tyco by McDermott Will & Emery LLP and for BHS by Fulbright & Jaworski L.L.P.

EXPERTS

        The consolidated financial statements and the related financial statement schedule incorporated by reference into this prospectus from Tyco's Annual Report on Form 10-K for the year ended September 25, 2009, and the effectiveness of Tyco's internal control over financial reporting have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference, and:

          (1)   which report on the consolidated financial statements and financial statement schedule expresses an unqualified opinion on the consolidated financial statements and financial statement schedule and includes explanatory paragraphs relating to the adoption of new accounting principles and a change in the depreciation method and estimated useful life for pooled subscriber system assets and related deferred revenue, and

          (2)   which report on the effectiveness of Tyco's internal control over financial reporting expresses an unqualified opinion.

        Such consolidated financial statements and financial statement schedule have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

        The consolidated financial statements of Brink's Home Security Holdings, Inc. and subsidiaries as of December 31, 2009 and 2008, and for each of the years in the three-year period ended December 31, 2009, and management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2009 have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

FUTURE SHAREHOLDER PROPOSALS

        It is not expected that BHS will hold an annual meeting of shareholders for 2010 unless the merger is not completed. In order to be considered for inclusion in the proxy statement for the 2010 annual meeting of shareholders, should one be held, shareholder proposals must have been submitted in writing and received by the Secretary of BHS at its principal executive offices located at 8880 Esters Boulevard, Irving, Texas 75063 no later than January 8, 2010 and no earlier than November 9, 2009 (or, if BHS holds its 2010 annual meeting on a date that is not within 30 days of May 8, 2010, received not later than a reasonable period of time before BHS begins to print and mail its proxy materials for its 2010 annual meeting).

 WHERE YOU CAN FIND MORE INFORMATION

        Tyco has filed with the SEC a registration statement under the Securities Act of which this proxy statement/prospectus forms a part, which registers the shares of Tyco common shares, to be issued to BHS shareholders in connection with the merger. The registration statement, including the attached exhibits and schedules, contains additional relevant information about Tyco and its common stock. The rules and regulations of the SEC allow Tyco and BHS to omit certain information included in the registration statement from this document.

        BHS and Tyco file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy this information at the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also inspect reports, proxy statements and other information about Tyco and BHS at the offices of the NYSE, 20 Broad Street, New York, New York 10005. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at prescribed rates, or from commercial document retrieval services. The SEC also maintains an internet website that contains reports, proxy statements and other information about issuers, like Tyco and BHS, who file electronically with the SEC. The address of the site is www.sec.gov. The reports and other information filed by Tyco with the SEC are also available at Tyco's website at http://investors.tyco.com. The reports and other information filed by BHS with the SEC are also available at BHS's website at www.investors.brinkshomesecurity.com. The web addresses of the SEC, Tyco, and BHS have been included as inactive textual references only. Except as specifically incorporated by reference into this proxy statement/prospectus, information on those web sites is not part of this proxy statement/prospectus.

Incorporation by Reference

        The SEC allows Tyco and BHS to incorporate by reference information into this proxy statement/prospectus. This means that Tyco and BHS can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this proxy statement/prospectus, except for any information that is superseded by information that is included directly in this proxy statement/prospectus.

        This proxy statement/prospectus incorporates by reference the documents listed below that Tyco and BHS previously filed with the SEC. They contain important information about the companies and their financial condition.

Tyco International Ltd.

  •
  Annual Report on Form 10-K for the year ended September 25, 2009, filed on November 17, 2009

  •
  Quarterly Report on Form 10-Q for the quarterly period ended December 25, 2009, filed on January 28, 2010

  •
  Current Reports on Form 8-K filed on November 19, 2009, December 15, 2009, January 19, 2010, February 9, 2010, March 1, 2010, March 5, 2010, March 11, 2010, March 12, 2010 and March 22, 2010

  •
  Proxy Statement on Schedule 14A, filed on January 15, 2010

  •
  The description of Tyco common shares set forth in a Amendment No. 1 to Form S-3 filed on May 1, 2009

        As discussed in this registration statement under the heading, "Selected Consolidated Historical Financial Information of Tyco", in its first fiscal quarter of 2010, Tyco adopted the authoritative guidance for noncontrolling interests and for determining whether instruments granted in share-based payment transactions are participating securities. The effects of retrospectively adopting both of these authoritative guidance pronouncements were not material to previously issued financial statements, and, as a result, previously issued financial statements have not been recast. Tyco will recast the amounts affected by these guidance pronouncements in its previously issued annual and interim financial statements on a prospective basis.

        Also, as disclosed in Tyco's Quarterly Report on Form 10-Q for the quarterly period ended December 25, 2009, effective September 26, 2009 revenue related to the sale of electronic tags and labels utilized in retailer anti-theft systems is now classified as revenue from product sales. In reporting periods prior to the first quarter of Tyco's fiscal 2010, revenue related to the sale of electronic tags and labels utilized in retailer anti-theft systems was misclassified as service revenue. The item relates solely to Tyco's ADT Worldwide segment and had no effect on net revenue, operating (loss) income, net (loss) income and cash flows. No changes have been made to previously filed financial statements, as the effect in prior periods is not material. For fiscal years 2009, 2008 and 2007, the impact of the misclassification would be to decrease service revenue by $286 million, $364 million and $384 million, respectively, with corresponding increases to revenue from product sales.

Brink's Home Security Holdings, Inc.

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed on February 24, 2010 (as amended by Amendment No. 1 thereto on Form 10-K/A, filed on April 6, 2010)

  •
  Current Reports on Form 8-K filed on January 19, 2010, February 24, 2010 and March 22, 2010

        In addition, Tyco and BHS also incorporate by reference additional documents that either company files with the SEC under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, between the date of this proxy statement/prospectus and the date of BHS's annual meeting. These documents include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements. To the extent that any information contained in any such Current Report on Form 8-K, or any exhibit thereto, was furnished, rather than filed, with the SEC, such information or exhibit is specifically not incorporated by reference into this proxy statement/prospectus.

        Tyco has supplied all information contained or incorporated by reference into this proxy statement/prospectus relating to Tyco, and BHS has supplied all information relating to BHS.

        Documents incorporated by reference are available from Tyco and BHS without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this proxy statement/prospectus. You can obtain documents incorporated by reference into this document by requesting them in writing or by telephone from the appropriate company at the following addresses:

Tyco International Ltd.	Brink's Home Security Holdings, Inc.
Freier Platz 10	8880 Esters Blvd.
CH-8200 Schaffhausen, Switzerland	Irving, Texas 75063
Attn: Investor Relations	Attn: Investor Relations
Tel: +41 52 633 02 44	Tel: 972-871-3500

        BHS shareholders requesting documents should do so by May 5, 2010 to receive them before the BHS special meeting.    You will not be charged for any of these documents that you request. If you request any document incorporated by reference into this proxy statement/prospectus from Tyco, Tyco will mail them to you by first class mail, or another equally prompt means, within one business day after it receives your request.

        Neither Tyco nor BHS has authorized anyone to give any information or make any representation about the merger or the respective companies that is different from, or in addition to, that contained in this proxy statement/prospectus or in any of the materials that have been incorporated by reference into this proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement/prospectus or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement/prospectus does not extend to you. The information contained in this proxy statement/prospectus speaks only as of the date of this proxy statement/prospectus unless the information specifically indicates that another date applies.

Annex A

EXECUTION COPY

        AGREEMENT AND PLAN OF MERGER

BY AND AMONG

TYCO INTERNATIONAL LTD.,

BARRICADE MERGER SUB, INC.,

BRINK'S HOME SECURITY HOLDINGS, INC.

AND

SOLELY FOR PURPOSES OF SECTIONS 9.8, 9.9(C) AND 9.10,

ADT SECURITY SERVICES, INC.

Dated as of January 18, 2010

i

 EXHIBITS

EXHIBIT "A"	Articles of Merger
EXHIBIT "B"	Certificate of Incorporation of Surviving Entity
EXHIBIT "C"	Bylaws of Surviving Entity

 AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER, dated as of January 18, 2010 (this "Agreement"), is by and among TYCO INTERNATIONAL LTD., a corporation limited by shares (Aktiengesellschaft) organized under the laws of Switzerland ("Parent"), BARRICADE MERGER SUB, INC., a Delaware corporation and a direct wholly owned subsidiary of Parent ("Merger Sub"), BRINK'S HOME SECURITY HOLDINGS, INC., a Virginia corporation (the "Company"), and, solely for purposes of Sections 9.8, 9.9(c) and 9.10, ADT SECURITY SERVICES, INC., a Delaware corporation and wholly owned subsidiary of Parent ("ADT Security Services"). Unless the context clearly indicates otherwise, capitalized terms used in this Agreement are defined in Section 9.1.

RECITALS:

        WHEREAS, the board of directors of the Company (the "Company Board") has unanimously, by resolutions duly adopted at a meeting duly called and held, (i) determined that it is in the best interests of the Company and the Company Shareholders, and declared it advisable, to enter into this Agreement with Parent and Merger Sub providing for the Merger of the Company with and into Merger Sub, in accordance with the Virginia Stock Corporation Act (the "VSCA") and the General Corporation Law of the State of Delaware (the "DGCL"), upon the terms and subject to the conditions set forth herein, (ii) adopted and approved this Agreement and the transactions contemplated hereby in accordance with the VSCA (including for purposes of Sections 13.1-725.1—13.1-727.1 of the VSCA) and upon the terms and subject to the conditions set forth herein and approved the Merger, (iii) directed that the Company submit the approval of this Agreement and the Merger to a vote at a meeting of the Company Shareholders (subject to the terms and conditions hereof), (iv) resolved that the Company Shareholder Approval is the only vote of the Company Shareholders required to approve this Agreement and the Merger and (v) recommended that the Company Shareholders approve this Agreement, the Merger, and the Plan (the "Company Board Recommendation");

        WHEREAS, the board of directors of Parent and Merger Sub have each approved and declared it advisable for each such entity to enter into this Agreement providing for the Merger in accordance with the VSCA and the DGCL, upon the terms and subject to the conditions set forth herein; and

        WHEREAS, it is intended that, for U.S. federal income tax purposes, (i) the Merger shall qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the Treasury regulations promulgated thereunder (the "Code") and (ii) this Agreement shall constitute a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g).

        NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

THE MERGER

        Section 1.1    The Merger.    Subject to the terms and conditions of this Agreement, the VSCA and the DGCL, and in reliance upon the representations, warranties, covenants and agreements contained herein, the Company will merge with and into Merger Sub at the Effective Time and the separate corporate existence of the Company shall thereupon cease (the "Merger"). Merger Sub shall be the surviving corporation (sometimes hereinafter referred to as the "Surviving Entity") and shall continue to be governed by the laws of the State of Delaware, and the separate corporate existence of Merger Sub, with all its rights, privileges, immunities, powers and franchises, shall continue unaffected by the

Merger, except as set forth in Section 1.3 and Section 1.4. The effect of the Merger will be as provided in the applicable provisions of the VSCA, the DGCL, and the terms of this Agreement.

        Section 1.2    Effective Time.    As soon as practicable on the Closing Date, the parties hereto will (a) file articles of merger, in customary form meeting the requirements of Section 13.1-720 of the VSCA including setting forth the plan of merger that meets the requirements of Section 13.1-716 of the VSCA (the "Plan"), substantially in the form attached hereto as Exhibit A (the "Articles of Merger"), with the State Corporation Commission of the Commonwealth of Virginia (the "SCC"), (b) duly make all other filings and recordings required by the VSCA in order to effectuate the Merger, (c) file a certificate of merger in customary form (the "Certificate of Merger") with the Secretary of State of the State of Delaware meeting the applicable requirements of the DGCL, and (d) duly make all other filings and recordings required by the DGCL in order to effectuate the Merger. The Merger shall become effective upon (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and the issuance of a certificate of merger by the SCC with respect to the Merger or (ii) at such later date and time as may be agreed to by Parent and the Company in writing and specified in the Certificate of Merger and the Articles of Merger. The date and time the Merger becomes effective is hereinafter referred to as the "Effective Time."

        Section 1.3    Certificate of Incorporation; Bylaws.

          (a)   At the Effective Time, the certificate of incorporation of Merger Sub shall be amended so as to read in its entirety as is set forth on Exhibit B annexed hereto, and, as so amended, shall be the certificate of incorporation of the Surviving Entity until thereafter amended in accordance with its terms and as provided by Law.

          (b)   At the Effective Time, and without any further action on the part of the Company and Merger Sub, the bylaws of Merger Sub shall be amended so as to read in its entirety in the form as is set forth in Exhibit C annexed hereto, and, as so amended, shall be the bylaws of the Surviving Entity until thereafter amended in accordance with its terms, the certificate of incorporation of the Surviving Entity and as provided by Law.

        Section 1.4    Officers and Directors.    The officers and directors of Merger Sub immediately prior to the Effective Time shall be the officers and directors of the Surviving Entity immediately following the Effective Time, each to serve as an officer or director in accordance with the certificate of incorporation and bylaws of the Surviving Entity.

        Section 1.5    Closing.    The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Fulbright & Jaworski L.L.P., 2200 Ross Avenue, Suite 2800, Dallas, Texas, 75201 at 9:00 a.m., New York City time, on a date to be specified by the parties, and in any event not later than the fifth (5th) Business Day following the date on which the conditions to the Closing set forth in Article VII (excluding conditions that, by their terms, cannot be satisfied until the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) have been satisfied or waived or at such other place, time and date as the parties hereto may agree in writing (the "Closing Date").

        Section 1.6    Alternative Merger Structure.    If a decrease in the trading price of Parent Shares results in the aggregate share consideration to be received by the Company Shareholders on the Closing Date pursuant to Section 2.1 representing less than 40.0% of the value of the aggregate Merger Consideration, the requirement to obtain the opinions required by Sections 7.2(c) and 7.3(c) shall be waived and the transaction contemplated by this Agreement shall be restructured such that (a) Merger Sub or a wholly-owned Subsidiary of Merger Sub shall merge with and into the Company, (b) the separate corporate existence of Merger Sub or the Subsidiary of Merger Sub, as applicable, shall cease, and (c) the Company shall continue as the surviving corporation of the Merger. The parties hereto agree and acknowledge that the transaction as restructured by this Section 1.6 may not qualify as a tax-free reorganization under the Code.

ARTICLE II

CONVERSION OR CANCELLATION OF SHARES IN THE MERGER

        Section 2.1    Effect on Capital Stock.

          (a)   At the Effective Time, subject to the provisions of this Article II, each share of common stock of the Company, having no par value ("Company Common Stock"), issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock to be canceled pursuant to Section 2.1(e)), shall, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or any equity holder thereof, be converted into and shall thereafter represent the right to receive the following consideration (collectively, the "Merger Consideration"):

              (i)  Each share of Company Common Stock with respect to which an election to receive, subject to adjustment in accordance with Section 2.1(g), a combination of stock and cash (a "Mixed Election") has been effectively made and not revoked pursuant to Section 2.2 (each, a "Mixed Consideration Electing Share") and each Non-Electing Company Share shall be converted into the right to receive (which consideration combination shall hereinafter be referred to as the "Mixed Consideration") (A) $12.75 per share in cash without interest (the "Per Share Cash Consideration") and (B) a fraction of a validly issued, fully paid in and nonassessable Parent Share (the "Mixed Election Per Share Equity Consideration") equal to the quotient determined by dividing $29.75 by the Parent Share Value (as may be adjusted pursuant to the proviso in this sentence) and rounding to the nearest ten-thousandth of a share; provided, that if the Parent Share Value is equal to or greater than $40.29, the Parent Share Value shall be $40.29 and if the Parent Share Value is equal to or less than $32.97, then the Parent Share Value shall be $32.97 (such Parent Share Value, as adjusted, the "Adjusted Parent Share Value");

             (ii)  Each share of Company Common Stock with respect to which an election to receive cash (a "Cash Election") has been effectively made and not revoked pursuant to Section 2.2 (each, a "Cash Electing Company Share") shall be converted, subject to Section 2.1(b), and Section 2.1(g), into the right to receive $42.50 in cash without interest (the "Per Share Cash Election Consideration"); and

            (iii)  Each share of Company Common Stock with respect to which an election to receive stock consideration (a "Stock Election") is properly made and not revoked pursuant to Section 2.2 (each, a "Stock Electing Company Share") shall be converted (subject to Section 2.1(g)), into the right to receive a number of validly issued, fully paid in and nonassessable Parent Shares (together with any cash in lieu of fractional Parent Shares to be paid pursuant to Section 2.3, the "Stock Consideration") equal to, rounded to the nearest ten-thousandth of a share, the quotient determined by dividing $42.50 by either (A) the Parent Share Value, or (B) the Adjusted Parent Share Value (as calculated in Section 2.1(a)(i)) if and only if the Parent Share Value is (1) equal to or greater than $40.29 or (2) equal to or less than $32.97.

          (b)   Notwithstanding the foregoing, if (A) (1) the product of the number of Cash Electing Company Shares multiplied by the Per Share Cash Election Consideration (such amount, the "Cash Election Amount") plus (2) the product of the number of Mixed Consideration Electing Shares multiplied by the Per Share Cash Consideration (clause (1) and (2) together, the "Aggregate Elected Cash Consideration") exceeds (B) the Available Cash Amount (such amount by which

  (A) exceeds (B), the "Cash Oversubscription Amount"), then each Cash Electing Company Share shall be converted into a right to receive (1) an amount of cash (without interest) equal to (a) the Cash Election Amount less the Cash Oversubscription Amount, divided by (b) the number of Cash Electing Company Shares (such amount, the "Adjusted Per Share Cash Election Amount") and (2) a number of validly issued, fully paid in and nonassessable Parent Shares, rounding to the nearest ten-thousandth of a share, equal to (a) the Per Share Cash Election Consideration, less the Adjusted Per Share Cash Election Amount, divided by (b) (i) the Parent Share Value or (ii) the Adjusted Parent Share Value (as calculated in Section 2.1(a)(i)) if and only if the Parent Share Value is (1) equal to or greater than $40.29 or (2) equal to or less than $32.97.

          (c)   Notwithstanding the definition of Available Cash Amount, in the event there is a Cash Oversubscription Amount as calculated pursuant to Section 2.1(b), Parent shall have the option, in its sole discretion, to increase the amount of the Available Cash Amount to any amount up to and including the amount of the Aggregate Elected Cash Consideration; provided, that Parent may not increase the Available Cash Amount to an amount that, in the opinion of counsel to Parent or counsel to the Company, would cause either of such counsel to be unable to render its opinion described in Section 7.2(c) and Section 7.3(c), respectively, and nothing in this Section 2.1(c) shall affect the consideration with respect to a Stock Electing Company Share.

          (d)   [Reserved.]

          (e)   From and after the Effective Time, each share of Company Common Stock held by Parent, Merger Sub or any other Subsidiary of Parent or the Company immediately prior to the Effective Time (collectively, the "Cancelled Shares") shall automatically (i) cease to be outstanding, (ii) be canceled and retired without payment of any consideration therefor, and (iii) cease to exist.

          (f)    All shares of Company Common Stock outstanding at the Effective Time and converted into Merger Consideration pursuant to this Section 2.1 (collectively, the "Shares"), shall no longer be outstanding and shall automatically be canceled and shall cease to exist as of the Effective Time, and each certificate previously representing any such Shares (a "Certificate") and non-certificated Shares represented by a book entry (the "Book-Entry Shares") shall thereafter represent the right to receive, with respect to each underlying Share, (i) the consideration to which such holder may be entitled pursuant to this Section 2.1, (ii) any dividends and other distributions in accordance with Section 2.4(g) and (iii) any cash to be paid in lieu of any fractional Parent Share in accordance with Section 2.3.

          (g)   If at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding capital stock of Parent or the outstanding common stock of the Company shall occur by reason of any reclassification, recapitalization, stock split (including a reverse stock split) or combination, exchange, merger, consolidation or readjustment of shares, or any stock dividend or stock distribution thereon with a record date during such period, or any similar transaction or event, the Merger Consideration, the exchange ratios and any other similarly dependent items described herein, as the case may be, shall be appropriately adjusted to provide the holders of Company Common Stock the same economic effect as contemplated by this Agreement prior to such event, and as so adjusted shall, from and after the date of such event, be the Merger Consideration, the applicable exchange ratio or other dependent item, as applicable, subject to further adjustment in accordance with this sentence.

          (h)   At the Effective Time, each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall remain outstanding and shall constitute the only outstanding shares of capital stock of the Surviving Entity.

        Section 2.2    Election Procedures.

          (a)   At the time of mailing of the Proxy Statement/Prospectus to holders of record of Company Common Stock entitled to vote at the Company Shareholders Meeting (such date, the "Mailing Date"), an election form and other appropriate and customary transmittal materials (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates theretofore representing shares of Company Common Stock, or Book-Entry Shares, shall pass, only upon proper delivery of such Certificates or Book-Entry Shares, respectively, to the Exchange Agent, upon adherence to the procedures set forth in the letter of transmittal) in such form as Parent and the Company shall reasonably agree (the "Election Form") shall be mailed to each holder of record of shares of Company Common Stock as of the record date for the Company Shareholders Meeting.

          (b)   Each Election Form shall permit the holder (or the Beneficial Owner through appropriate and customary documentation and instructions) to specify (i) the number of shares of such holder's Company Common Stock with respect to which such holder makes a Cash Election, (ii) the number of shares of such holder's Company Common Stock with respect to which such holder elects to make a Stock Election, or (iii) the number of shares of such holder's Company Common Stock with respect to which such holder elects to make a Mixed Election. Any Company Common Stock with respect to which the Exchange Agent has not received an effective, properly completed Election Form on or before 5:00 p.m., New York time, on the Business Day that is four (4) Business Days prior to the Closing Date (which date shall be publicly announced by Parent as soon as reasonably practicable but in no event less than five (5) Business Days prior to the Closing Date) (or such other time and date as the Company and Parent shall agree in writing) (the "Election Deadline") shall be deemed to be "Non-Electing Company Shares". If the Effective Time is delayed to a subsequent date, the Election Deadline shall be similarly delayed to a subsequent date, and Parent shall promptly announce any such delay and, when determined, the rescheduled Election Deadline.

          (c)   Parent shall make Election Forms available as may reasonably be requested from time to time by all Persons who become holders (or Beneficial Owners) of Company Common Stock between the record date for the Company Shareholders Meeting and the Election Deadline, and the Company shall provide to the Exchange Agent all information reasonably necessary for it to perform as specified herein and as specified in any agreement with the Exchange Agent.

          (d)   Any election made pursuant to this Section 2.2 shall have been properly made only if the Exchange Agent shall have actually received a properly completed Election Form prior to the Election Deadline. An Election Form shall be deemed properly completed only (i) if accompanied by one or more Certificates duly endorsed in blank or otherwise in form acceptable for transfer on the books of the Company (or by an appropriate guarantee of delivery of such Certificates as set forth in such Election Form from a firm that is an "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Exchange Act) and/or (ii) upon receipt of an "agent's message" by the Exchange Agent or such other evidence of transfer of Book-Entry Shares to the Exchange Agent as the Exchange Agent may reasonably request, collectively representing all shares of Company Common Stock covered by such Election Form, together with duly executed transmittal materials included with the Election Form. Any Election Form may be revoked or changed by the Person submitting such Election Form, by written notice received by the Exchange Agent prior to the Election Deadline. In the event an Election Form is revoked prior to the Election Deadline, the shares of Company Common Stock represented by such Election Form shall become Non-Electing Company Shares and Parent shall cause the Certificates representing such shares of Company Common Stock or Book-Entry Shares to be promptly returned without charge to the Person submitting the Election Form upon such revocation or written request to that effect from the holder who submitted the Election Form; provided, that a subsequent election may be made with respect to any or all of such shares of Company Common Stock pursuant to this Section 2.2. In addition, all Cash Elections, Stock Elections and Mixed Elections shall automatically be revoked and all Certificates representing shares of Company Common Stock shall be promptly returned without charge if this Agreement is terminated in accordance with Article VIII of this Agreement.

          (e)   Subject to the terms of this Agreement and of the Election Form, the Exchange Agent, in consultation with both Parent and the Company, shall have reasonable discretion to determine whether any election, revocation or change has been properly or timely made and to disregard immaterial defects in the Election Forms, and any good faith decisions of the Exchange Agent regarding such matters shall be binding and conclusive. None of Parent or the Company or the Exchange Agent shall be under any obligation to notify any Person of any defect in an Election Form.

        Section 2.3    No Fractional Shares.    No certificates or scrip representing fractional Parent Shares or book-entry credit of the same shall be issued upon the surrender for exchange of Certificates (or effective affidavits of loss in lieu thereof) or Book-Entry Shares, no dividends or other distributions of Parent shall relate to such fractional share interests, including any fractional share interests resulting pursuant to Section 2.1(a), and such fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of Parent. In lieu of such fractional share interests, Parent shall pay to each holder of a Certificate (upon surrender thereof as provided in this Article II) or Book-Entry Share an amount in cash equal to the product obtained by multiplying (y) the fractional share interest to which such holder (after taking into account all shares of Company Common Stock formerly represented by Certificates or Book-Entry Shares) would otherwise be entitled by (z) the Parent Share Value or Adjusted Parent Share Value, as applicable.

        Section 2.4    Exchange of Certificates.

          (a)   Prior to the Mailing Date, Parent shall appoint a commercial bank or trust company reasonably acceptable to the Company to act as agent (the "Exchange Agent") for the purpose of exchanging Certificates and Book-Entry Shares for the Merger Consideration. Parent shall pay all costs, fees, and expenses incurred in connection with the retention and engagement of the Exchange Agent. In connection with the foregoing, Parent and Merger Sub shall enter into an exchange agent and nominee agreement with the Exchange Agent, in a form reasonably acceptable to the Company, setting forth the procedures to be used in accomplishing the deliveries and other actions contemplated by this Section 2.4 and Section 2.2.

          (b)   As soon as reasonably practicable after the Effective Time, Parent shall cause to be mailed to each record holder, as of the Effective Time, of Certificates or Book-Entry Shares (other than any holder which has previously and properly surrendered all of its Certificate(s) to the Exchange Agent in accordance with Section 2.2) (each, an "Electing Shareholder"), a form of letter of transmittal (which shall be in customary form and shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent or, in the case of Book-Entry Shares, upon adherence to the procedures set forth in the letter of transmittal) and instructions for use in effecting the surrender of the Certificates or, in the case of Book-Entry Shares, the surrender of such Shares in exchange for the Merger Consideration.

          (c)   Immediately prior to the Effective Time, Parent shall (1) issue and deposit or cause to be deposited with the Exchange Agent to be held in trust for the holders of Company Common Stock, evidence of shares in book-entry form in compliance with the Parent's articles of association and all applicable Laws, representing Parent Shares issuable pursuant to Section 2.1 in exchange for outstanding Company Common Stock for which a Stock Election or Mixed Election (to the extent such consideration is payable in Parent Shares) has been made and for Non-Electing Company Shares (to the extent such consideration is payable in Parent Shares) and an amount of cash representing the aggregate cash consideration payable pursuant to Section 2.1 and (2) deposit with the Exchange Agent, from time to time as needed, cash in amounts that are sufficient to pay cash in lieu of fractional shares pursuant to Section 2.3, and to make any dividends or other distributions pursuant to Section 2.4(g), in each case, to be paid in respect of the Certificates and the Book-Entry Shares by holders thereof who have properly delivered to the Exchange Agent their Company Common Stock. Any cash and Parent Shares deposited with the Exchange Agent shall hereinafter be referred to as the "Exchange Fund." The Exchange Agent shall, subject to the terms of the exchange agent and nominee agreement entered into with Parent, deliver the Merger Consideration contemplated to be issued pursuant to Section 2.1, Section 2.2 and Section 2.3 out of the Exchange Fund. Until used for that purpose, the cash portion of the Exchange Fund shall be invested by the Exchange Agent in short-term obligations of or guaranteed by the United States of America or short-term obligations of an agency of the United States of America which are backed by the full faith and credit of the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody's Investors Services Inc. or Standard & Poor's Corporation, or in deposit accounts, short-term certificates of deposit or banker's acceptances of, repurchase or reverse repurchase agreements with commercial banks which have capital, surplus and undivided profits aggregating more than $10 billion (based on the most recent financial statements of the banks which are then publicly available at the SEC or otherwise); provided, that no such investment or losses thereon shall affect the Merger Consideration payable to former Company Shareholders entitled to receive such consideration or cash in lieu of fractional interests, and Parent shall promptly provide, or shall cause the Surviving Entity to promptly provide, additional cash funds to the Exchange Agent for the benefit of the former Company Shareholders in the amount of any such losses. The Exchange Fund shall not be used for any purpose other than the foregoing.

          (d)   Each holder of shares of Company Common Stock that have been converted into a right to receive the Merger Consideration, upon (i) with respect to any Electing Shareholder, completion of the calculations required by Section 2.1(a) and Section 2.1(b) or (ii) with respect to any holder that is not an Electing Shareholder, surrender of a Certificate or Book-Entry Shares to the Exchange Agent together with the letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, will be entitled to receive in exchange therefor (A) one or more Parent Shares which shall be in uncertificated book-entry form and which shall represent, in the aggregate, the whole number of Parent Shares that such holder has the right to receive pursuant to Section 2.1 (after taking into account all shares of Company Common Stock then held by such holder) and (B) a check in the amount equal to any cash that such holder has the right to receive pursuant to this Article II, consisting of the cash consideration pursuant to Section 2.1(a), cash in lieu of any fractional shares of Company Common Stock, as the case may be, pursuant to Section 2.3 and any dividends and other distributions pursuant to Section 2.4(g), in each case, less any required withholding taxes. The Merger Consideration shall be paid as promptly as reasonably practicable after receipt by the Exchange Agent of the Certificate or Book-Entry Share and letter of transmittal in accordance with the foregoing. No interest shall be paid or accrued on any Merger Consideration, cash in lieu of fractional shares in accordance with Article II hereof or on any unpaid dividends and distributions payable to holders of Certificates or Book-Entry Shares. Until so surrendered, each such Certificate and Book-Entry Share shall, from and after the Effective Time, represent for all purposes only the right to receive the Merger Consideration, the issuance or payment of which (including any cash in lieu of fractional shares) shall be deemed to be the satisfaction in full of all rights pertaining to shares of Company Common Stock converted in the Merger.

          (e)   If any cash payment is to be made to a Person other than the Person in whose name the applicable surrendered Certificate or Book-Entry Share is registered, it shall be a condition of such payment that the Person requesting such payment shall pay any transfer or other similar Taxes required by reason of the making of such cash payment to a Person other than the registered holder of the surrendered Certificate or Book-Entry Share or shall establish to the reasonable satisfaction of the Exchange Agent that such Tax has been paid or is not payable. If any portion of the Merger Consideration is to be registered in the name of a Person other than the Person in whose name the applicable surrendered Certificate or Book-Entry Share is registered, it shall be a condition to the registration thereof that the surrendered Certificate or Book-Entry Share shall be properly endorsed or otherwise be in proper form for transfer and that the Person requesting such delivery of the Merger Consideration shall pay to the Exchange Agent any transfer or other similar Taxes required as a result of such registration in the name of a Person other than the registered holder of such Certificate or Book-Entry Share or establish to the reasonable satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

          (f)    At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of shares of Company Common Stock thereafter. If, after the Effective Time, any Certificates or Book-Entry Shares representing such shares are presented for transfer to the Exchange Agent, each such share shall be cancelled and exchanged for the Merger Consideration provided for in this Article II in accordance with the terms hereof. In the event of a transfer of ownership of any share of Company Common Stock prior to the Effective Time that has not been registered in the transfer records of the Company, the Merger Consideration payable in respect of such share of Company Common Stock shall be paid to the transferee of such share if the Certificate or Book-Entry Share that previously represented such share is presented to the Exchange Agent accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid. From and after the Effective Time, the holders of Certificates and Book-Entry Shares representing shares of Company Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Company Common Stock except as otherwise provided in this Agreement or by applicable Law.

          (g)   No dividends or other distributions with respect to Parent Shares issued in the Merger shall be paid to the holder of any unsurrendered Certificates or Book-Entry Shares until such Certificates or Book-Entry Shares are surrendered as provided in this Section 2.4. Following such surrender, subject to the effect of escheat, Tax or other applicable Law, there shall be paid, without interest, to the record holder of the Parent Shares, if any, issued in exchange therefor (i) at the time of such surrender, all dividends and other distributions payable in respect of any such Parent Shares with a record date after the Effective Time and a payment date on or prior to the date of such surrender and not previously paid and (ii) at the appropriate payment date, the dividends or other distributions payable with respect to such Parent Shares with a record date after the Effective Time but with a payment date subsequent to such surrender. For purposes of dividends or other distributions in respect of Parent Shares, all Parent Shares to be issued pursuant to the Merger shall be entitled to dividends pursuant to the immediately preceding sentence as if issued and outstanding as of the Effective Time.

        Section 2.5    Termination of Fund.    Any portion of the Exchange Fund that remains unclaimed by the Company Shareholders for twelve (12) months after the Effective Time shall be paid to the Surviving Entity or, if so directed by the Surviving Entity, to Parent. Any Company Shareholders who have not theretofore complied with this Article II shall thereafter look only to Parent and the Surviving Entity for payment of the Merger Consideration deliverable in respect of each share of Company Common Stock formerly held by such shareholder as determined pursuant to this Agreement without any interest thereon, and Parent and the Surviving Entity shall be responsible with respect to such payment. Notwithstanding the foregoing, none of the Company, Parent, the Exchange Agent or any other Person shall be liable to any former holder of shares of Company Common Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar Laws.

        Section 2.6    Lost, Stolen or Destroyed Certificate.    In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required, the posting by the holder of a bond in customary amount as indemnity against any claim that may be made against it with respect to the Certificate, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration such holder has a right to receive pursuant to this Article II.

        Section 2.7    Company Equity Awards.

          (a)   Company Stock Options.    At the Effective Time, each option to purchase shares of Company Common Stock granted under the Brink's Home Security Holdings, Inc. 2008 Equity Incentive Plan and the Brink's Home Security Holdings, Inc. Non-Employee Directors' Equity Plan (collectively, the "Company Stock Plans") that is unexpired and outstanding immediately prior to the Effective Time (the "Company Stock Options"), other than the 2010 Company Stock Options, shall vest and become fully exercisable, whether or not then vested or subject to any performance condition or other restriction. At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each Company Stock Option shall be converted into an option to purchase the number of Parent Shares equal to the product of (x) the Stock Award Conversion Fraction, and (y) the number of shares of Company Common Stock covered by such Company Stock Option (rounded down to the nearest whole share and assuming each Company Stock Option was otherwise vested and fully exercisable), at an exercise price per share (rounded up to the nearest cent) equal to the exercise price for each such share of Company Common Stock subject to a Company Stock Option divided by the Stock Award Conversion Fraction, which shall, however, correspond at least to the nominal value of a Parent Share at the time of exercise. The other terms of each such Company Stock Option shall continue to apply in accordance with their terms (substituting references to the Company to references to Parent, where appropriate), provided, however, that Parent shall treat each Company Stock Option, other than the 2010 Company Stock Options, as fully vested and immediately exercisable. Each Company Stock Option converted pursuant to the terms of this Section 2.7(a) shall be referred to as a "Parent Exchange Option." Parent shall reserve for issuance the number of Parent Shares subject to Parent Exchange Options pursuant to this Section 2.7(a). For purposes of this Section 2.7(a), the "Stock Award Conversion Fraction" shall mean (i) $42.50 divided by (ii) (A) the Parent Share Value or (B) the Adjusted Parent Share Value (as calculated in Section 2.1(a)(i) ) if and only if the Parent Share Value is (1) equal to or greater than $40.29 or (2) equal to or less than $32.97, subject to adjustment in accordance with Section 2.1(g). The adjustments provided herein with respect to any Company Stock Options that are "incentive stock options" as defined in Section 422 of the Code shall be, and are intended to be, effected in a manner which is consistent with Section 424(a) of the Code. The number of shares subject to any Parent Exchange Option and the exercise price per share of such Parent Exchange Option shall be determined in a manner which would not result in the conversion of Company Stock Options into Parent Exchange Options being treated as a new grant of stock options under Section 409A of the Code, and the Company and Parent shall agree upon any adjustments to this Section 2.7(a) necessary to avoid such new grant of stock options (provided, that in any event each Parent Exchange Option shall have an exercise price corresponding to at least the nominal value of a Parent Share at the time of exercise).

          (b)   Company Restricted Stock Units.    Immediately prior to the Effective Time, each outstanding right to receive shares of Company Common Stock pursuant to a stock unit award granted under any Company Stock Plan that is subject to any performance condition or other restrictions (each, a "Company Restricted Stock Unit"), which has not lapsed immediately prior to the Effective Time shall become fully vested. Such Company Restricted Stock Units shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into a restricted share unit with respect to the number Parent Shares that is equal to the number of shares of Company Common Stock subject to the Company Restricted Stock Unit immediately prior to the Effective Time multiplied by the Stock Award Conversion Fraction (rounded to the nearest whole share) (a "Parent Exchange Restricted Stock Unit"), and otherwise on the same terms and conditions as applied to each such Company Restricted Stock Unit immediately prior to the Effective Time. The obligations in respect of the Parent Exchange Restricted Stock Units shall be payable or distributable in accordance with the terms of the agreement, plan or arrangement relating to such Parent Exchange Restricted Stock Units.

          (c)   Company Deferred Units.    At the Effective Time, each right under the Company Benefit Plans (other than any 401(k) Plan) of any kind, contingent or accrued, to acquire or receive shares of Company Common Stock (other than Company Stock Options and Company Restricted Stock Units), including the deferred Company share units held in the participant accounts under the Brink's Home Security Holdings, Inc. Non-Employee Directors' Equity Plan, the Brink's Home Security Holdings, Inc. Directors' Stock Accumulation Plan and the Brink's Home Security Holdings, Inc. Key Employees' Deferred Compensation Program (such Company Benefit Plans, the "Company Deferred Compensation Plans" and such rights, collectively referred to herein, as the "Company Deferred Units") shall convert into one of the following, at Parent's election: (i) a right to receive a number of Parent Shares equal to (A) the number of shares of Company Common Stock subject to such Company Deferred Unit immediately prior to the Effective Time, multiplied by (B) the Stock Award Conversion Fraction (as so adjusted, the "Adjusted Deferred Units") or (ii) a right to receive an account under the Tyco Supplemental Savings and Retirement Plan (the "Parent Retirement Plan") with a notional balance equal to (i) the number of shares of Company Common Stock subject to such Company Deferred Unit immediately prior to the Effective Time, multiplied by (ii) $42.50 ("Deferred Compensation Account"). Such Adjusted Deferred Unit or Deferred Compensation Account shall be payable or distributable in accordance with the terms of the applicable Company Deferred Compensation Plan, with any Adjusted Deferred Unit otherwise governed by the Company Deferred Compensation Plan and any Deferred Compensation Account otherwise governed by the Parent Retirement Plan.

          (d)   Before the Closing, the Company Board (or, if appropriate, any committee of the Company Board administering the Company Stock Plans) shall take all actions necessary, (including the adoption of resolutions) to effectuate the treatment of the Company Stock Options, Company Restricted Stock Units and Company Deferred Units set forth in Sections 2.7(a) through (c).

          (e)   As of the Effective Time, Parent shall assume the obligations and succeed to the rights of Company under the Company Stock Plans and the Company Deferred Compensation Plans with respect to the Company Stock Options (as converted into Parent Exchange Options), the Company Restricted Stock Units (as converted into Parent Exchange Restricted Stock Units), and the Company Deferred Units (as converted into Adjusted Deferred Units). From and after the Effective Time, all references to Company (other than any references relating to a "change in control" of Company) in each Company Stock Plan and each Company Deferred Compensation Plan and in each agreement evidencing any award of Company Stock Options, Company Restricted Stock Units or Company Deferred Units, shall be deemed to refer to Parent, unless Parent in good faith determines otherwise.

          (f)    Except as otherwise contemplated by this Section 2.7 and except to the extent required under the respective terms of the Company Stock Options, all restrictions or limitations on transfer and vesting with respect to Company Stock Options awarded under the Company Stock Plans or any other plan, program or arrangement of the Company or any of the Company Subsidiaries, to the extent that such restrictions or limitations shall not have already lapsed, shall remain in full force and effect with respect to such Company Stock Options after giving effect to the Merger and the assumption by Parent as set forth above.

        Section 2.8    Withholding.    Parent, the Surviving Entity and the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration deliverable under this Agreement, and from any other payments made pursuant to this Agreement (including pursuant to Section 2.3 and Section 2.7) such amounts as Parent, the Surviving Entity and the Exchange Agent are required to deduct and withhold with respect to such delivery and payment under the Code or any provision of applicable Tax Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to the holder of shares of Company Common Stock and such other Persons, as applicable, in respect of which such deduction and withholding was made by Parent, the Surviving Entity and the Exchange Agent.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except (i) as disclosed or incorporated by reference in the Company SEC Documents filed with or furnished to the SEC since October 31, 2008 and publicly available prior to the date hereof (excluding any forward looking disclosures set forth in any risk factor section, any disclosures in any section relating to forward looking statements and any other disclosures included therein to the extent they are predictive or forward-looking in nature), or (ii) as disclosed in the disclosure letter, dated as of the date of this Agreement and delivered to Parent in connection with the execution and delivery of this Agreement (the "Company Disclosure Letter"), which disclosure shall be subject to Section 9.11 hereof, the Company represents and warrants to Parent and Merger Sub solely as follows:

        Section 3.1    Organization and Qualification; Subsidiaries.

          (a)   The Company and each Company Subsidiary are legal entities duly organized, validly existing and in good standing under the Laws of their respective jurisdictions of incorporation or organization, have all requisite corporate power and authority to own, lease or otherwise hold, use and operate their respective properties, rights and other assets and to carry on their respective business as are now being conducted. The Company and each of the Company Subsidiaries are duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or good standing necessary in such jurisdiction except where the failure to be so duly qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

          (b)   Section 3.1(b) of the Company Disclosure Letter contains a true and complete list of each Company Subsidiary as of the date of this Agreement.

        Section 3.2    Articles of Incorporation and Bylaws.    The Company has furnished or made available to Parent, prior to the date of this Agreement, complete and correct copies of the articles of incorporation and bylaws or the equivalent organizational documents, in each case as amended or restated to the date hereof, of the Company and each Company Subsidiary. The Company Charter and Company Bylaws and other organizational documents of each Company Subsidiary are in full force and effect. Neither the Company nor any Company Subsidiary is in violation of any of the provisions of its articles of incorporation or bylaws (or equivalent organizational documents).

        Section 3.3    Capitalization.

          (a)   The authorized capital stock of the Company consists of 170,000,000 shares of Company Common Stock and 2,000,000 shares of preferred stock, par value $10.00 per share (the "Company Preferred Stock"). As of January 11, 2010, (i) 45,843,368 shares of Company Common Stock were issued and outstanding, all of which are duly authorized, validly issued, fully paid and nonassessable and were issued free of any preemptive rights, whether statutory or otherwise, (ii) no shares of Company Common Stock were held in the treasury of the Company,

  (iii) (A) 1,397,513 shares of Company Common Stock were reserved and available for issuance pursuant to outstanding Company Stock Options with the grant date, vesting terms and exercise price per share of Company Common Stock for each Company Stock Option set forth on Section 3.3(a)(iii) of the Company Disclosure Letter, and (B) 110,118 shares of Company Common Stock were reserved and available for issuance pursuant to Company Restricted Stock Units and Company Deferred Units, in each case, issued pursuant to the Company Stock Plans and Company Deferred Compensation Plans, (iv) 1,288,173 shares of Company Common Stock were reserved for the grant of additional awards under the Company Stock Plans and Company Deferred Compensation Plans, and (v) no shares of Company Preferred Stock were issued and outstanding. As of January 11, 2010, (i) no shares of Company Common Stock were owned by a direct or indirect wholly owned Company Subsidiary and (ii) there were no outstanding stock options, stock appreciation rights, "phantom" stock rights, performance units, rights to receive shares of Company Common Stock on a deferred basis or other rights that are linked to the value of Company Common Stock ("Company Stock-Based Awards") (other than Company Stock Options, Company Restricted Stock Units and Company Deferred Units specified above). From the close of business on January 11, 2010 to the date hereof, no shares of Company Common Stock have been issued by the Company except pursuant to the exercise of outstanding Company Stock Options. There are no bonds, debentures, notes or other indebtedness or securities of the Company that have the right to vote (or that are convertible into, or exchangeable for, securities having the right to vote) on any matters on which Company Shareholders may vote. Except as set forth above, as of the date of this Agreement, there are not issued, reserved for issuance or outstanding (A) any shares of capital stock or other voting securities or equity interests of the Company, (B) any securities of the Company or any of its Subsidiaries convertible into or exchangeable or exercisable for shares of capital stock or other voting securities or equity interests of the Company or any of its Subsidiaries, (C) any warrants, calls, options or other rights to acquire from the Company or any of its Subsidiaries, and no obligation of the Company or any of its Subsidiaries to issue, any capital stock, voting securities, equity interests or securities convertible into or exchangeable or exercisable for capital stock or voting securities of the Company or any Company Subsidiary or (D) any Company Stock-Based Awards. All shares of Company Common Stock are, and all shares which may be issued pursuant to Company Stock Options, Company Restricted Stock Units and Company Deferred Units will be, when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and nonassessable and not subject to any preemptive rights, whether statutory or otherwise.

          (b)   Except as set forth in Section 3.3(a), as of the date of this Agreement, none of the Company or any of the Company Subsidiaries has any contractual or other obligation to repurchase, redeem or otherwise acquire any shares of Company Common Stock or other capital stock or securities of the Company or any of its Subsidiaries (or any securities of the Company or any of its Subsidiaries convertible into or exchangeable or exercisable for shares of capital stock or other securities or equity interests of the Company or any of its Subsidiaries), to issue or sell, or cause to be issued or sold, any such securities, or to make any investment (in the form of a loan, capital contribution or otherwise) in any of the Company Subsidiaries or any other Person, except in connection with the acceptance of shares of Company Common Stock in payment of the exercise price or withholding Taxes incurred by any holder in connection with the exercise of Company Stock Options or the settlement of Company Restricted Stock Units. Except as set forth in Section 3.3(b) of the Company Disclosure Letter, all of the outstanding shares of capital stock and voting securities of each Company Subsidiary are owned, directly or indirectly, by the Company and are duly authorized, validly issued, fully paid and nonassessable, and those shares of capital stock and voting securities of each of the Company Subsidiaries owned by the Company, directly or indirectly, are free and clear of all Liens and free of any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity interests. Except as otherwise set forth in this Section 3.3 or in Section 3.3(b) of the Company Disclosure Letter, there are no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements of any character relating to the issued or unissued capital stock or other securities of any Company Subsidiary, or otherwise obligating the Company or any Company Subsidiary to issue, transfer, sell, purchase, redeem or otherwise acquire any such securities. As of the date of this Agreement, there are no voting trusts, proxies or other agreements, commitments or understandings of any character to which the Company or any Company Subsidiary is a party or by which any of them is bound with respect to the holding, voting or disposition of any shares of capital stock of the Company or any of its Subsidiaries.

          (c)   Except as otherwise set forth in Section 3.3(c) of the Company Disclosure Letter, neither the Company nor any of the Company Subsidiaries owns, or has any contractual or other obligation to acquire, any equity securities or other securities of any Person (other than Company Subsidiaries) or any direct or indirect equity or ownership interest in any other business.

          (d)   Since October 31, 2008, with respect to the Company Stock Options, Company Restricted Stock Units and Company Deferred Units, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) each Company Stock Option, Company Restricted Stock Unit and Company Deferred Unit was properly accounted for on the books and records of the Company; (ii) each grant of Company Stock Options, Company Restricted Stock Units and Company Deferred Units was made in accordance with the terms of the applicable Company Stock Plan and applicable Laws; and (iii) the per share exercise price of each Company Stock Option was determined in accordance with the applicable Company Stock Plan.

          (e)   As of the date of this Agreement, the only principal amount of outstanding indebtedness for borrowed money of the Company and its Subsidiaries (not including intercompany amounts or operating or capital leases or overdraft facilities) is no more than $4,310,989 in letters of credit, outstanding under the Company Credit Agreement.

        Section 3.4    Authorization of Agreement; No Violation.

          (a)   The Company has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly authorized by the Company Board, and no other corporate proceedings on the part of the Company are necessary to authorize, adopt and approve this Agreement or to consummate the transactions contemplated by this Agreement (other than, with respect to the Merger, the Company Shareholder Approval, the filing of the Articles of Merger with the SCC pursuant to the requirements of the VSCA, and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the requirements of the DGCL). This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by Parent and Merger Sub, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by (i) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other Laws affecting or relating to creditors' rights generally or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law. The resolutions of the Company Board set forth in the first recital to this Agreement were duly passed prior to the execution of this Agreement, and, subject to the terms and conditions of Section 5.3, such resolutions have not been subsequently rescinded, modified or withdrawn. The affirmative vote of holders of a majority of the outstanding shares of Company Common Stock at the

  Company Shareholders Meeting or any adjournment or postponement thereof to approve this Agreement and the Plan is the only vote of the holders of any class or series of capital stock of the Company necessary to adopt this Agreement and approve the Plan and the other transactions contemplated by this Agreement.

          (b)   Except as otherwise set forth in Section 3.4(b) of the Company Disclosure Letter, neither the execution and delivery by the Company of this Agreement nor the consummation of the Merger and the other transactions contemplated by this Agreement, will (i) violate the Company Charter or Company Bylaws or equivalent organizational documents of the Company Subsidiaries, or (ii) assuming that the Company Consents are duly obtained, (y) violate any Law applicable to the Company or any of the Company Subsidiaries, or (z) result in a breach of or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the modification, cancellation, acceleration or termination of or give another Person a right of modification, cancellation, acceleration or termination under, or result in the creation of a Lien on any property, right or asset of the Company or the Company Subsidiaries under, any of the terms, conditions or provisions of any Contract to which the Company or any of the Company Subsidiaries is a party or by which it or any of its properties, rights or assets is bound, except (in the case of clause (ii) above) for such violations, breaches, defaults, loss of benefits or Liens which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        Section 3.5    Consents and Approvals.    Except for (a) any filings or clearances required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (b) the Company Shareholder Approval, (c) the filing with the SEC of (i) a proxy statement/prospectus related to the transactions contemplated by this Agreement and the Company Shareholders Meeting (as may be amended or supplemented from time to time, the "Proxy Statement/Prospectus"), and (ii) such other reports or filings under the Exchange Act or the Securities Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (d) the filing of the Articles of Merger with the SCC pursuant to the VSCA, (e) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the requirements of the DGCL, (f) such filings as may be required under the rules and regulations of the NYSE, (g) the filings, clearances, consents, notices and approvals set forth in Section 3.5 of the Company Disclosure Letter (the consents referred to in clauses (a) through (g), the "Company Consents"), and (h) such additional filings, clearances, consents, notices and approvals, the failure of which to make or obtain would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no filings, clearances, consents, notices or approvals of any Governmental Entity or any Third Party are necessary in connection with (A) the execution and delivery by the Company of this Agreement or (B) the consummation by the Company of the Merger and the other transactions contemplated by this Agreement.

        Section 3.6    Company SEC Documents; Company Financial Statements.

          (a)   The Company has timely filed or otherwise furnished (as applicable) all reports, schedules, forms, statements and other documents (including exhibits, other information incorporated therein, and any amendments thereto) with the SEC required to be filed by the Company under the Securities Act or the Exchange Act, as the case may be, from (and including) October 31, 2008 (such documents, together with any other documents filed or furnished by the Company to the SEC, including exhibits and other information incorporated therein as they may have been supplemented, modified or amended since the time of filing, collectively, the "Company SEC Documents"). As of their respective filing dates (or as of the date of any amendment filed with respect thereto), the Company SEC Documents complied as to form in all material respects with the requirements of the Exchange Act and the Securities Act, and none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (b)   Each of the financial statements of the Company, including the notes thereto, included in the Company SEC Documents (collectively, the "Company Financial Statements") complied in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates, and have been prepared in accordance with GAAP applied on a basis consistent throughout the periods indicated. The Company Financial Statements fairly present in all material respects the consolidated financial condition and operating results and cash flows of the Company and its Subsidiaries at the dates and during the periods indicated therein in accordance with GAAP (subject, in the case of unaudited statements, to normal year-end adjustments that have not been and are not expected to be individually or in the aggregate material to the Company).

          (c)   The Company is and has been since October 31, 2008, in compliance in all material respects with the provisions of SOX applicable to it and the certifications provided pursuant to Sections 302 and 906 thereof were accurate when made. Neither the Company nor any of its Subsidiaries has outstanding, or has arranged any outstanding, "extensions of credit" to directors or executive officers within the meaning of Section 402 of SOX.

          (d)   The Company and the Company Subsidiaries have designed and maintain a system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to ensure that material information required to be disclosed by the Company in the Company SEC Documents that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms and is accumulated and communicated to the Company's officers by others as appropriate to allow timely decisions regarding required disclosure in accordance with the requirements of the Exchange Act.

          (e)   The Company has disclosed, based on the most recent evaluation, to the Company's auditors and the audit committee of the Company Board (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

          (f)    Since October 31, 2008, to the Company's Knowledge, (i) neither the Company nor any of its Subsidiaries or any director, officer, employee, auditor, accountant or similar representative of the Company or any of its Subsidiaries, has received knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in improper accounting or auditing practices, and (ii) no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its Subsidiaries or their respective officers, directors, employees or agents to the Company Board or any committee thereof or to any director or officer of the Company.

        Section 3.7    Undisclosed Liabilities.    There exist no liabilities or obligations of any nature of the Company or any of the Company Subsidiaries, whether accrued, absolute, contingent or threatened, which would be required to be reflected, reserved for or disclosed under GAAP, other than (a) liabilities or obligations that are adequately reflected, reserved for or disclosed in the Company Financial Statements set forth in the Company's Form 10-Q filed with the SEC for the period ended September 30, 2009 as filed with the SEC prior to the date of this Agreement, (b) liabilities or obligations incurred in the Ordinary Course of Business of the Company and the Company Subsidiaries since September 30, 2009, (c) liabilities incurred in connection with the negotiation and execution of this Agreement and the performance of the transactions contemplated by this Agreement, or (d) liabilities or obligations that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract or arrangement (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any "off-balance sheet arrangement" (as defined in Item 303(a) of Regulation S-K of the SEC)).

        Section 3.8    Absence of Certain Changes or Events.

          (a)   Since September 30, 2009, there has not been any change, event, development, or effect which, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.

          (b)   From September 30, 2009 through the date of this Agreement, (i) the Company and each of its Subsidiaries has conducted its business in the Ordinary Course of Business and (ii) neither the Company nor any of its Subsidiaries has agreed to take or otherwise taken any action which, if it had been taken after the date of this Agreement, would require the prior written consent of Parent under Sections 5.1(b)(ii), (iv), (vi), (vii) , (ix), (xi), (xiii), (xiv), (xv), (xvi), or (xvii) of this Agreement.

        Section 3.9    Properties; Assets.

          (a)   Section 3.9(a) of the Company Disclosure Letter identifies all real property and interests in real property owned in fee by the Company or the Company Subsidiaries, including the parcels of real property for the Company's headquarters and second monitoring and service center owned in fee by the Company or the Company Subsidiaries, and all buildings, structures, improvements, and fixtures thereon, together with all rights of way, easements, privileges and appurtenances pertaining or belonging thereto, including any right, title and interest of the Company or the Company Subsidiaries in and to any street or other property adjoining any portion of such property (the "Owned Real Property"). Except in any such case as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect (i) the Company or one of its Subsidiaries, as applicable, has good, valid and marketable title to the Owned Real Property, free and clear of any Lien, other than Permitted Encumbrances, (ii) there are no outstanding options or rights of first refusal to purchase the Owned Real Property, or any portion of the Owned Real Property or interest therein, and (iii) the major structural elements of the improvements comprising the Owned Real Property, including mechanical, electrical, heating, ventilation, air conditioning or plumbing systems, elevators or parking elements, are in sufficiently good condition (except for ordinary wear and tear) to allow the business of the Company and its Subsidiaries to be operated in the Ordinary Course of Business of the Company as currently operated.

          (b)   Section 3.9(b) of the Company Disclosure Letter sets forth, as of the date hereof, a true and complete list of the Company's real property which is leased, subleased or licensed to the

  Company or the Company Subsidiaries (the "Leased Real Property"); the lease, sublease or license for such property (each a "Lease") is valid, legally binding, enforceable and in full force and effect with respect to the applicable Company or Company Subsidiary and, to the Company's Knowledge, the applicable counterparty thereto, except in each case, for such invalidity, failure to be binding or unenforceability would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary is in breach of or default under the terms of any Lease (or has taken or failed to take any action which with notice or lapse of time, or both, would constitute a default thereunder), except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Prior to the date hereof, the Company has provided or made available to Parent true and complete copies of each Lease as in effect on the date of this Agreement.

          (c)   The Company or the Company Subsidiaries, individually or together, own, lease or have the right to use all of their properties and assets reflected in the Company's Form 10-K filed with the SEC for the year ended December 31, 2008, other than as set forth in Section 3.9(c) of the Company Disclosure Letter or any properties or assets that have been sold or otherwise disposed of since December 31, 2008 in the Ordinary Course of Business (all such properties and assets, excluding the Owned Real Property, the Leased Real Property, and the Company's Intellectual Property (which is solely covered by the representation included in Section 3.16), are referred to as "Assets"), except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each of the Company and the Company Subsidiaries has good title to, or in the case of leased or subleased Assets, valid and subsisting leasehold interests in, all of the Assets free and clear of Liens, other than (i) Permitted Encumbrances and (ii) Liens that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        Section 3.10    Environmental Matters.

          (a)   Except for those matters that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, (i) each of the Company and the Company Subsidiaries is and has been since October 31, 2008 and, to the Knowledge of the Company, at all times prior thereto, in compliance with all applicable Environmental Laws, (ii) there is no investigation, suit, claim, action or proceeding relating to or arising under Environmental Laws or concerning Hazardous Materials that is pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of the Company Subsidiaries, (iii) each of the Company and the Company Subsidiaries has obtained all Permits required under Environmental Laws necessary to operate as it currently operates and for the last complete fiscal year has operated and has no reason to believe any such Permits will be revoked or adversely modified or will not be renewed, and each of the Company and the Company Subsidiaries is and has been since October 31, 2008 and, to the Knowledge of the Company, at all times prior thereto, in compliance with such Permits, (iv) neither the Company nor any of the Company Subsidiaries is currently operating or required to be operating the Assets under any compliance order, schedule, decree or agreement, any consent decree, order or agreement, or corrective action decree, order or agreement issued or entered into under any Environmental Law or concerning any Hazardous Materials, (v) to the Knowledge of the Company, there have been no releases of Hazardous Materials, and Hazardous Materials are not otherwise present, in, on, under, from or affecting any properties or facilities currently or formerly owned, leased or operated by the Company or any of its Subsidiaries, or at any other location for which the Company or any of its Subsidiaries is alleged to have or could reasonably be expected to have liability regarding any Hazardous Materials, (vi) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any predecessor of any of them is subject to any indemnity obligation or other Contract with any Person relating to obligations or liabilities under Environmental Laws or concerning

  Hazardous Materials, and (vii) the Company has made available to Parent copies of all Environmental Reports containing material information to the extent such copies are in the possession or control of the Company or any of its Subsidiaries.

          (b)   For purposes of this Agreement, each of the terms below has the meaning that follows it:

            "Environmental Laws" means all Laws relating to (i) the control of any potential pollutant or protection of the air, water or land, (ii) solid, gaseous or liquid waste generation, handling, treatment, storage, disposal or transportation, and (iii) exposure to hazardous, toxic or other substances alleged to be harmful, and includes without limitation, (1) the terms and conditions of any Permit, and (2) judicial, administrative, or other regulatory decrees, judgments, and orders of any Governmental Entity. The term "Environmental Laws" shall include, but not be limited to, the following statutes and the regulations promulgated thereunder: the Clean Air Act, 42 U.S.C. § 7401 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq., the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. § 6901 et seq., the Superfund Amendments and Reauthorization Act, 42 U.S.C. § 11011 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Safe Drinking Water Act, 42 U.S.C. § 300f et seq., the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA"), 42 U.S.C. § 9601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq., and any state, county, or local statutes and regulations similar thereto.

            "Environmental Reports" means any reports and any other environmental documents relating to the compliance or noncompliance with any Environmental Laws, or relating to any liability arising out of the presence or release or exposure to any Hazardous Materials, concerning the Company or any of its Subsidiaries or any of their predecessors or any other entity for which any of them is or is alleged to be responsible.

            "Hazardous Materials" means (A) petroleum, petroleum products and by-products, asbestos and asbestos-containing materials, urea formaldehyde foam insulation, electronic, medical or infectious wastes, polychlorinated biphenyls, radon gas, radioactive substances, chlorofluorocarbons and all other ozone-depleting substances, and (B) any other chemical, material, substance, waste, pollutant or contaminant that could result in liability under, or that is prohibited, limited or regulated by or pursuant to, any Environmental Law.

          (c)   The representations and warranties made in this Section 3.10 are the only representations and warranties of the Company with respect to environmental matters.

        Section 3.11    Material Contracts.

          (a)   Except for those agreements and other documents (i) set forth in the exhibit index of the Company's Annual Report on Form 10-K for the year ended December 31, 2008, (ii) permitted pursuant to Section 5.1 and entered into after the date hereof, or (iii) set forth in Section 3.11(a) of the Company Disclosure Letter, neither the Company nor any of the Company Subsidiaries is a party to, bound by or subject to any Contract (A) that is a "material contract" within the meaning of Item 601(b)(10) of Regulation S-K, (B) that restricts in any material respect the conduct of business by the Company or any of the Company Subsidiaries or any of their Affiliates or its or their ability to compete in any line of business or in any geographic area, (C) that creates a partnership, joint venture, strategic alliance or similar arrangement with respect to any material business of the Company, (D) that is a top 20 dealer agreement based on the number of accounts generated for the Company and its Subsidiaries over the twelve (12) month period ending on November 30, 2009, (E) that is an indenture, credit agreement, loan agreement, security agreement, guarantee, note, mortgage or other Contract providing for or guaranteeing indebtedness in excess of $1,000,000, (F) that involves aggregate payments by or to the Company or any of its Subsidiaries in excess of $1,000,000 in any twelve month period or more than

  $5,000,000 through the remaining term of the Contract, except for any Contract that may be cancelled without penalty by the Company or any of its Subsidiaries upon notice of 60 days or less, (G) that was entered into outside the Ordinary Course of Business and includes an indemnification obligation of the Company or any of its Subsidiaries with a maximum potential liability in excess of $500,000, (H) that evidences a license or right to use material Intellectual Property used by the Company or the Company Subsidiaries (other than generally commercially available, non-custom, off-the-shelf software licenses having a retail acquisition price of less than $100,000), (I) under which the Company or any of its Subsidiaries grants or receives exclusive, preferential or "most favored nation" rights, or (J) the loss of which would reasonably be expected to have a Company Material Adverse Effect. Each Contract of the type described in clauses (A) through (J) of this Section 3.11(a) is referred to herein as a "Material Contract." True and complete copies of each Material Contract in effect on the date hereof have been made available to Parent on or prior to the date hereof.

          (b)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each Material Contract is valid and binding on the Company or the applicable Company Subsidiary, as applicable, enforceable against the Company or its Subsidiaries, as applicable, in accordance with its terms and, to the Company's Knowledge, each other party thereto and is in full force and effect, (ii) the Company or the applicable Company Subsidiary has, and to the Company's Knowledge, each other party to each such Material Contract has, performed all obligations required to be performed by it to date under each Material Contract and (iii) no event or condition exists or is alleged to exist which constitutes or, after notice or lapse of time or both, will constitute, a default on the part of the Company or the applicable Company Subsidiary under any such Material Contract.

        Section 3.12    Compliance with Applicable Law; Permits.

          (a)   The Company and each of the Company Subsidiaries is, and has been since December 31, 2006, in compliance with all applicable Laws and with its own posted or internal agreements or policies with respect to employee, customer, subscriber or personal data, and is not in violation of, and, since December 31, 2006, has not received any notices of, violation with respect to, any Laws, agreements or policies in connection with the conduct of its businesses or the ownership or operation of its businesses, rights, assets and properties, except for such noncompliance and violations as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (b)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and the Company Subsidiaries have obtained all Permits that are necessary to own, lease or operate their properties, rights and other assets and to carry on their businesses as conducted as of the date hereof. The Company and the Company Subsidiaries have complied with, and are not in violation of, any Permit, except where such noncompliance or violation would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all such Permits (and all Permits of the agents and employees of the Company and its Subsidiaries used in the operation of the business) are in full force and effect and there are no proceedings pending or, to the Knowledge of the Company, threatened that seek the revocation, cancellation, suspension or adverse modification thereof. The consummation of the Merger, in and of itself, would not cause any revocation, modification or cancellation of any such Permit that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        Section 3.13    Legal Proceedings.    Except as set forth in Section 3.13 of the Company Disclosure Letter, neither the Company nor any of the Company Subsidiaries is a party to any, and there are no pending or, to the Knowledge of the Company, threatened, legal, administrative, arbitral or other proceedings, demands, suits, claims, actions or governmental, administrative or regulatory investigations or audits of any nature against the Company or any of the Company Subsidiaries, except for those matters that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. There is no Order imposed upon the Company, any of the Company Subsidiaries or the properties, rights or assets of the Company or any of the Company Subsidiaries which would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        Section 3.14    Employee Benefit Plans.

          (a)   Section 3.14(a) of the Company Disclosure Letter lists all material Company Benefit Plans as of the date hereof. With respect to each Company Benefit Plan, the Company has made available to Parent current, correct and complete copies of (where applicable): (i) the plan document (including the trust agreement or other funding instrument); (ii) the summary plan description (including any summaries of material modifications) and other written communications (or a description of any material oral communications) by the Company or its Subsidiaries to the participants and/or their beneficiaries concerning the extent of the benefits provided thereunder, if any; (iii) a summary of any proposed amendments or changes anticipated to be made thereto at any time within the twelve months immediately following the date hereof, if any, (iv) for the two most recent years (A) the Annual Report (Form 5500 Series) and accompanying schedules, if any, (B) audited financial statements, if any, and (C) actuarial valuation reports, if any; and (v) the most recent IRS determination letter, if any.

          (b)   No Company Benefit Plan is subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code and neither the Company nor any of its Subsidiaries has incurred any current or projected liability in respect of post-employment or post-retirement health, medical or life insurance benefits for Company Employees (except as required to avoid an excise tax under Section 4980B of the Code).

          (c)   No Company Benefit Plan is a "multiemployer plan" (within the meaning of Section 4001(a)(3) of ERISA).

          (d)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each Company Benefit Plan has been established and administered in accordance with its terms, and in compliance with the applicable provisions of ERISA, the Code and other applicable Law (including compliance such that no additional taxes would be imposed on participants under any Company Benefit Plan pursuant to Section 409A of the Code); (ii) each Company Benefit Plan intended to be qualified under Section 401(a) of the Code is so qualified and no event has occurred that adversely affects such qualification which cannot be cured without the Company and the Company Subsidiaries incurring a liability; (iii) there is no present intention that any Company Benefit Plan be amended, suspended or terminated, or otherwise modified to adversely change benefits (or the levels thereof) under any Company Benefit Plan at any time within the twelve months immediately following the date hereof; and (iv) no Company Benefit Plan uses a "rabbi trust" or similar funding mechanism.

          (e)   Except as set forth on Section 3.14(e) of the Company Disclosure Letter, the execution, delivery and performance by the Company of its obligations under the transactions contemplated by this Agreement and/or the Company Shareholder Approval (whether alone or in connection with any subsequent event(s)), will not (i) result in severance pay or any increase in severance pay upon any termination of employment, (ii) result in the acceleration of the time of payment or vesting of, or any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or result in any other material obligation with respect to any Company Employee or pursuant to, any Company Benefit Plan, (iii) limit or restrict the right of the Company and the Company Subsidiaries to merge, amend or terminate any Company Benefit Plan, (iv) cause the Company to record additional compensation expense on its income statement with respect to any outstanding stock option or other equity-based award, or (v) result in payments or benefits which would not be deductible pursuant to Section 280G of the Code.

          (f)    Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, with respect to each Company Benefit Plan, (i) no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the Knowledge of the Company, threatened, (ii) no facts or circumstances exist that could give rise to any such actions, suits or claims, and (iii) no administrative investigation, audit or other administrative proceeding by the U.S. Department of Labor, the PBGC, the IRS or other Governmental Entity are pending or threatened.

          (g)   Neither the Company nor any Company Subsidiary has an existing arrangement with a Company Employee providing for an excise tax gross up in respect of any excise taxes imposed by Section 4999 of the Code.

          (h)   There is no agreement, plan or understanding covering any Company Employee that, individually or collectively, could give rise to the payment by the Company or a Company Subsidiary of any amount that would not be deductible by reason of Section 280G of the Code.

          (i)    Except as set forth on Section 3.14(i) of the Company Disclosure Letter, no Company Benefit Plan is maintained outside the jurisdiction of the United States, or covers any Employee residing or working outside the United States (any such Company Benefit Plan set forth on Section 3.14(i) of the Company Disclosure Letter, "Company Foreign Benefit Plans"). Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, with respect to the Company Foreign Benefit Plans, (i) all Company Foreign Benefit Plans have been established, maintained and administered in compliance with their terms and all applicable statutes, laws, ordinances, rules, orders, decrees, judgments, writs, and regulations of any controlling governmental authority or instrumentality and (ii) no material liability or obligation of the Company or its Subsidiaries exists with respect to such Company Foreign Benefit Plans.

        Section 3.15    Taxes.

          (a)   Neither the Company nor any of its Affiliates has taken or agreed to take any action or knows of any facts or circumstances that could reasonably be expected to (i) prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code; or (ii) prevent or impede the ability of counsel to render the opinion described in Section 7.3(c).

          (b)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or as described in Section 3.15 of the Company Disclosure Letter:

              (i)  Each of the Company and the Company Subsidiaries has timely filed or caused to be timely filed all Tax Returns required to be filed by them; all such Tax Returns are correct and complete and all Taxes due and payable (whether or not shown as due) have been timely paid, except for those Taxes being contested in good faith and for which adequate reserves have been established in the financial statements of the Company; and the charges, accruals and reserves for Taxes with respect to the Company and the Company Subsidiaries reflected on the Company Financial Statements are adequate under GAAP to cover unpaid Tax liabilities accruing through the date thereof;

             (ii)  Neither the Company nor any Company Subsidiary has received written notice of any proposed or threatened Tax proceeding, examination, investigation, audit or administrative or judicial proceeding (collectively, the "Tax Proceedings") against, or with respect to any Taxes of, the Company or any Company Subsidiary, and no such Tax Proceedings are currently pending. No written claim has ever been made by any Governmental Entity in a jurisdiction where neither the Company nor any Company Subsidiary files Tax Returns that it is or may be subject to taxation by that jurisdiction;

            (iii)  Neither the Company nor any Company Subsidiary has granted any extension or waiver of the limitation period applicable to any Tax that remains in effect;

            (iv)  Except for the Tax Matters Agreement, neither the Company nor any Company Subsidiary is a party to or is bound by any Tax sharing, allocation, or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Company and the Company Subsidiaries);

             (v)  There are no Liens for Taxes upon the assets, properties or rights of the Company or any Company Subsidiary that are not provided for in the Company SEC Documents, except Liens for Taxes not yet due and payable;

            (vi)  Neither the Company nor any Company Subsidiary has made any payments or is a party to any agreement, or maintains any plan, program or arrangement, that could require it to make any payments (including any deemed payment of compensation in respect of a Company Stock-Based Award), that would not be fully deductible by reason of Section 162(m) of the Code;

           (vii)  Neither the Company nor any Company Subsidiary has "participated" within the meaning of Treasury Regulation Section 1.6011-4(c)(3)(i)(A) in any "listed transaction" within the meaning of Treasury Regulation Section 1.6011-4(b)(2), as in effect and as amended by any guidance published by the IRS for the applicable period;

          (viii)  Section 3.15(b)(viii) of the Company Disclosure Letter sets forth a current list of each partnership, joint venture, limited liability company or other "eligible entity" within the meaning of Treasury Regulation 301.7701-3 in which the Company owns a material interest;

            (ix)  The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code;

             (x)  Except pursuant to the Tax Matters Agreement or the Separation Agreement, there is no obligation of the Company or any Company Subsidiary to contribute to the payment of any Tax or any portion of any Tax (or any amount calculated with reference to any portion of a Tax) of any Person other than the Company or any Company Subsidiary, including under Treasury Regulation section 1.1502-6 or any analogous provision of state, local or foreign law (other than with respect to Taxes for which the Company is indemnified pursuant to Article II of the Tax Matters Agreement), or as a transferee or successor, by contract, or otherwise;

            (xi)  The Company and each Company Subsidiary have disclosed on their U.S. federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of U.S. federal income Tax within the meaning of Section 6662 of the Code;

           (xii)  To the Knowledge of the Company, the IRS Ruling has not been revoked, modified, or withdrawn by the IRS. No facts or representations made by the Company, or to the Knowledge of the Company, made by Former Parent, in the IRS Ruling, or in any document submitted or received in connection therewith, were, when made or as of October 31, 2008, untrue or incorrect in any material respect. None of the facts stated by the Company, or to the Knowledge of the Company, by Former Parent, in the CSM Opinion or the CSM Opinion Representation Letters were, when made or as of October 31, 2008, untrue or incorrect in any material respect. To the Knowledge of the Company, there has not been any circumstance occurring after October 31, 2008, that would make any of such facts or representations, when made, as of October 31, 2008, or, to the extent relevant, thereafter, untrue or incorrect in any material respect;

          (xiii)  (x) To the Knowledge of the Company, the contribution by Former Parent on October 31, 2008, of certain assets to the Company, followed by the distribution by Former Parent on October 31, 2008, of all of the capital stock of the Company, and any distribution of the capital stock of any Company Subsidiary by Former Parent or any of its Subsidiaries related thereto, in each case, qualified for the tax treatment provided in the IRS Ruling, and (y) neither the Company, any Affiliate of the Company, nor to the Knowledge of the Company any other Person has taken or failed to take any action that would reasonably be expected to cause (A) any such contribution or distribution not to qualify for such treatment or (B) any stock or securities of the Company or any Company Subsidiary not to be treated as "qualified property" for the purposes of Section 361(c)(2) or Section 355(c)(2) of the Code, as applicable;

          (xiv)  None of the Company and any Company Subsidiary will be required to include any amount in taxable income, or exclude any items of deduction, for any taxable period (or portion thereof) ending after the Closing as a result of a change in the method of accounting for a taxable period ending prior to the Closing, any deferred intercompany transactions arising prior to the Closing, any "closing agreement" as described in Section 7121 of the Code (or any corresponding provision of state, local or foreign Tax Laws) entered into prior to the Closing or any sale reported on the installment method that occurred prior to the Closing. Neither the Company nor any Company Subsidiary has any application pending with any Governmental Entity requesting permission for any changes in accounting methods;

           (xv)  The Company and each Company Subsidiary have complied with all applicable Laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442 and 3406 of the Code or similar provisions under any foreign Laws) and have, within the time and in the manner required by Law, withheld and paid to the relevant Governmental Entity all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any Employee, independent contractor, shareholder, creditor or any third Person; and

          (xvi)  At no time (x) to the Knowledge of the Company, during the two-year period ending on the date of the Company Spin-Off, or (y) during the six-month period thereafter, did any officer or director acting on behalf of the Company, any controlling shareholder (within the meaning of Treas. Reg. § 1.355-7(h)(3)) of the Company, or any other Person with the implicit or explicit permission of one or more of such officers, directors, or controlling shareholders have any agreement, understanding, arrangement, or negotiations regarding the Merger or a similar acquisition (within the meaning of Treas. Reg. § 1.355-7(h)(12)) with any officer or director of Parent, Merger Sub, or Former Parent or any controlling shareholder of Parent, Merger Sub, or Former Parent, or any other Person with the implicit or explicit permission of one or more of such officers, directors or controlling shareholders. For purposes of this representation, an "agreement, understanding, or arrangement" regarding the Merger or a similar acquisition does not require a binding contract or an agreement on all significant economic terms.

        Section 3.16    Intellectual Property.

          (a)   Section 3.16(a) of the Company Disclosure Letter sets forth a complete and accurate list of all Intellectual Property registrations and applications owned by the Company and the Company Subsidiaries. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and its Subsidiaries own or possess sufficient and legally enforceable licenses or other rights to use, any and all Intellectual Property necessary for the conduct of the business and operations of the Company and the Company Subsidiaries as currently conducted, free and clear of Liens other than Permitted Encumbrances, and (ii) the Intellectual Property registrations and applications owned by the Company and the Company Subsidiaries are subsisting and unexpired and, to the Knowledge of the Company, there are no claims challenging the validity or enforceability of the Intellectual Property owned by the Company or the Company Subsidiaries.

          (b)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the conduct of the business of the Company and the Company Subsidiaries does not infringe, conflict with or otherwise violate any Intellectual Property of any Person, and none of the Company or any of the Company Subsidiaries has received written notice (including cease and desist letters or invitations to take a patent license) or has Knowledge of any such infringement, conflict or other violation and (ii) to the Knowledge of the Company, no Person is infringing, conflicting or otherwise violating the Intellectual Property owned by the Company and the Company Subsidiaries.

          (c)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each Company Subsidiary have taken commercially reasonable steps to protect and maintain (i) their confidential information and trade secrets; (ii) their sole ownership of material proprietary Intellectual Property and (iii) the security and integrity of their material systems and software.

        Section 3.17    Labor Matters.

          (a)   Neither the Company nor any of the Company Subsidiaries is a party to, or bound by, any collective bargaining agreement or other Contract or understanding with a labor union or labor organization. Neither the Company nor any of the Company Subsidiaries is experiencing, as of the date of this Agreement, a dispute, strike or work stoppage except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the Knowledge of the Company, there are no organizational efforts by any labor organization or any group of employees with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of the Company or any of the Company Subsidiaries.

          (b)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) there are no unfair labor practice complaints pending or, to the Company's Knowledge, threatened against the Company or any of the Company Subsidiaries before the National Labor Relations Board or any other labor relations tribunal or authority; and (ii) there are no strikes, workstoppages, slowdowns, lockouts, material arbitrations or material grievances, or other material labor disputes or labor organizing activities pending or, to the Company's Knowledge, threatened against or involving the Company or any of the Company Subsidiaries.

        Section 3.18    State Takeover Laws.    Assuming the representation and warranty in Section 4.15 is true and correct, the Company and the Company Board have taken all action required to be taken by them to exempt this Agreement, the Merger and the transactions contemplated hereby and thereby from the applicable requirements, if any, of any "moratorium," "control share," "fair price," "affiliate transaction," "business combination" or other antitakeover Laws of any state, including the provisions of Article 14 and Article 14.1 of the VSCA, and from all takeover related provisions set forth in the Company Certificate and the Company Bylaws.

        Section 3.19    Insurance.    All material insurance policies of the Company and the Company Subsidiaries (a) are in full force and effect and provide insurance in such amounts and against such risks as is reasonable and customary for the Company's business and (b) neither the Company nor any Company Subsidiary is in breach or default, and neither the Company nor any of the Company Subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification of, any of such insurance policies.

        Section 3.20    Opinion of Financial Advisor; Brokers.    The Company has received a written opinion (or oral opinion to be confirmed in writing) of Morgan Stanley & Co. Incorporated (the "Company Financial Advisor") to the effect that, as of the date of such opinion, the Merger Consideration to be received by the Company Shareholders is fair, from a financial point of view, to such Company Shareholders. Other than the Company Financial Advisor, no broker, finder, investment banker or other Person is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. The Company has made available to Parent complete and accurate copies of all Contracts under which any such fees or expenses are payable and all indemnification and other Contracts related to the engagement of the Company Financial Advisor.

        Section 3.21    Company Information.    None of the information supplied (or to be supplied) by or on behalf of the Company specifically for inclusion or incorporation by reference in (a) the registration statement on Form S-4 to be filed with the SEC by Parent in connection with the issuance of Parent Shares in the Merger (as amended or supplemented from time to time, the "Form S-4") will, at the time the Form S-4 is declared effective under the Securities Act (or with respect to any post-effective amendments or supplements thereto, at the time such post-effective amendments or supplements become effective under the Securities Act), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading, and (b) the Proxy Statement/Prospectus will, on the date it is first mailed to the Company Shareholders, and at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The proxy statement portions of the Proxy Statement/Prospectus will comply as to form in all material respects with the applicable requirements of the Exchange Act. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to information supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in any of the foregoing documents.

        Section 3.22    Foreign Corrupt Practices and International Trade Sanctions.    Since October 31, 2008, neither the Company nor any Company Subsidiary, nor any of their respective directors, officers, agents, employees or any other Persons acting on their behalf has, in connection with the operation of their respective businesses, (a) used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to government officials, candidates or members of political parties or organizations, or established or maintained any unlawful or unrecorded funds in violation of Section 104 of the Foreign Corrupt Practices Act of 1977, as amended, or any other similar applicable foreign, federal or state Law, (b) paid, accepted or received any unlawful contributions, payments, expenditures or gifts or (c) violated or operated in noncompliance with any export restrictions, anti-boycott regulations, embargo regulations or other applicable domestic or foreign Laws, in each case, except as has not resulted in and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        Section 3.23    Spin-Off Documentation.    None of the execution of this Agreement, the consummation of the Merger, or any of the other transactions contemplated by this Agreement, violate, conflict with or are prohibited by any of the Spin-Off Documents or would result in the loss by Parent or Merger Sub of any rights or benefits under the Separation Agreement or any Ancillary Agreement (as defined in the Separation Agreement), or would result in any of the other parties to the Transition Services Agreement having the right to cease providing any services under such agreement to the Company or alter the pricing or other terms on which any such services are provided. All requirements or conditions set forth in any of the Spin-Off Documents, including the Separation Agreement and the Transition Services Agreement, which are required due to the execution, delivery and performance of this Agreement, the consummation of the Merger, or any of the other transactions contemplated by this Agreement are set forth in Section 3.23 of the Company Disclosure Letter (collectively, the "Required Spin-Off Approvals"). The Company has delivered to Parent a true and complete copy of the Unqualified Tax Opinion. The Company has delivered to Parent written confirmation by Former Parent that (a) such Unqualified Tax Opinion is reasonably acceptable to Former Parent and (b) all Required Spin-Off Approvals, including the consent of Former Parent to the assignment of all rights, benefits and obligations of the Company to Merger Sub under the Separation Agreement and the Ancillary Agreements (as defined in the Separation Agreement) (a copy of which has been provided to Parent prior to the execution of this Agreement), have been obtained, received or satisfied, as applicable, and have not been withdrawn, revoked, waived, amended, modified or supplemented in any respect (together, the "Former Parent Consent"). None of the Unqualified Tax Opinion, Former Parent Consent or, to the Knowledge of the Company, the IRS Ruling has been withdrawn, revoked, waived, amended, modified or supplemented in any material respect.

        Section 3.24    Affiliate Transactions.    There are no existing, and since December 31, 2008, there have been no, Contracts between the Company and any of the Company Subsidiaries, on the one hand, and the Company's Affiliates (other than the Company Subsidiaries) or other Persons, on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K of the SEC.

        Section 3.25    Suppliers.

          (a)   Section 3.25(a) of the Company Disclosure Letter sets forth a true and complete list of the five (5) largest suppliers of the Company and its Subsidiaries, taken as a whole, in terms of purchases during the eleven-month period ended November 30, 2009 (collectively, the "Major Suppliers").

          (b)   Since October 31, 2008, there has not been any material dispute between the Company or any of its Subsidiaries and any Major Supplier, and, no Major Supplier has stated to the Company or to any of its Subsidiaries that such Major Supplier intends to materially reduce sales to, or to otherwise materially reduce its business relationship with, the Company or any of its Subsidiaries.

        Section 3.26    Customers; Dealers.

          (a)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the Company and its Subsidiaries has, to the Company's Knowledge, provided each residential customer that it originated since October 31, 2008 (and did not acquire from a third party) with the three-day right of rescission in compliance with the provisions of 16 C.F.R. Part 429 ("Cooling Off Period for Door to Door Sales") and any similar applicable state Laws.

          (b)   A list of the Company's top 20 dealers based upon number of accounts generated for the eleven (11) month period ended November 30, 2009 is set forth in Section 3.26(b) of the Company Disclosure Letter. To the Company's Knowledge, none of the business arrangements that the Company or any of its Subsidiaries has with any of its dealers constitutes a "franchise" under the Federal Trade Commission's Franchise Rule, 16 C.F.R. Part 436, or any other applicable Law.

          (c)   Since October 31, 2008, none of the Company or any of its Subsidiaries has offered discounts or rebates to customers or dealers in respect of goods or services provided by the Company and its Subsidiaries.

        Section 3.27    Security Systems; Monitoring Centers.

          (a)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all alarm systems installed or taken over by the Company, its Subsidiaries or their predecessors since October 31, 2008 have been installed, inspected, and tested in accordance with practices prevailing in the security alarm industry in the United States (or Canada, if applicable), and in accordance with any applicable specifications and standards of Underwriters Laboratories and local governmental authorities, other than in each case of customers whose service has been suspended.

          (b)   The Company does not operate or own any central monitoring centers other than those described in the Company's Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2009. Each such monitoring station holds Underwriters Laboratories listings as protective signaling services stations and, to the Knowledge of the Company, there are no material deficiencies with respect to the specifications for such listings.

        Section 3.28    No Other Representations or Warranties.    Except for the representations and warranties contained in this Article III (and in the certificates delivered pursuant to Section 7.2 or in connection with the delivery of any tax opinion required to be delivered hereunder), neither the Company nor any other Person makes any other express or implied representation or warranty on behalf of the Company or any of its Affiliates in connection with this Agreement or the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

        Except (i) as disclosed or incorporated by reference in the Parent SEC Documents filed with or furnished to the SEC since December 31, 2007 and publicly available prior to the date hereof (excluding any forward looking disclosures set forth in any risk factor section, any disclosures in any section relating to forward looking statements and any other disclosures included therein to the extent they are predictive or forward-looking in nature), or (ii) as disclosed in the disclosure letter, dated as of the date of this Agreement and delivered to the Company in connection with the execution and delivery of this Agreement (the "Parent Disclosure Letter"), which disclosure shall be subject to Section 9.11 hereof, Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:

        Section 4.1    Organization and Qualification; Subsidiaries.    Parent is a corporation limited by shares (Aktiengesellschaft) that is duly organized and validly existing under the Laws of Switzerland with its legal seat in the Canton of Schaffhausen, Switzerland. Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of Delaware. ADT Security Services is a corporation duly incorporated, validly existing and in good standing under the Laws of Delaware. Each of Parent and Merger Sub has all the requisite corporate power and authority to own, lease or otherwise hold, use and operate its properties, rights and other assets and to carry on its business as now being conducted. Each of Parent and Merger Sub is duly qualified and in good standing to do business in each jurisdiction in which the failure to be so duly qualified and in good standing would reasonably be expected to have a Parent Material Adverse Effect.

        Section 4.2    Certificate of Incorporation and Bylaws.    Parent has furnished or made available to the Company, prior to the date of this Agreement, a complete and correct copy of the certificate of incorporation and bylaws or the equivalent organizational documents, in each case as amended or restated to the date hereof, of Parent and Merger Sub. Neither Parent nor Merger Sub is in violation of any of the provisions of its certificate of incorporation or bylaws (or equivalent organizational documents).

        Section 4.3    Capitalization.    At the close of business on January 11, 2010, Parent had issued and paid up share capital of CHF 3,757,673,591.84 divided into 479,295,101 registered shares of CHF 7.84 nominal value, of which 4,189,793 shares were held as treasury shares at the disposal of Parent's board of directors. In addition to the issued and paid up share capital, as of January 11, 2010, there existed (i) an authorized share capital of CHF 1,878,836,792.00, divided into 239,647,550 registered shares of CHF 7.84 nominal value each, allowing Parent's board of directors to issue additional registered shares without approval of the Parent's shareholders, (ii) a condition capital of CHF 375,767,358.40 divided into 47,929,510 registered shares of CHF 7.84 nominal value each in connection with bonds, notes or similar instruments, issued or to be issued by Parent or by direct or indirect subsidiaries of Parent, including convertible debt instruments and (iii) a condition capital of CHF 375,767,358.40 divided into 47,929,510 registered shares of CHF 7.84 nominal value each in connection with the exercise of option rights granted to any employee of Parent or a direct or indirect subsidiary of Parent, and any consultant, member of the board of directors of Parent, or other person providing services to Parent or a direct or indirect subsidiary of Parent.

        All of the issued and outstanding shares of Parent are, and all of the Parent Shares to be issued pursuant to the Merger will be, when issued, duly and validly issued, fully paid in and nonassessable, and the Parent Shares issued pursuant to the Merger will rank pari passu in all respects with each other and the other issued shares of the Parent. Except as set forth in Parent's articles of association (Statuten), there are no restrictions on the registration as shareholder with voting right in Parent's share register or on the voting rights with respect to the Parent Shares. Except as set forth above, as of the date of this Agreement, (i) there are not outstanding or authorized any (A) shares of capital stock or other voting securities of Parent or Merger Sub, (B) securities of Parent or Merger Sub convertible into or exchangeable for shares of capital stock or voting securities of Parent or Merger Sub or (C) options, warrants or other rights to acquire from Parent or Merger Sub, and no obligation of Parent or Merger Sub to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Parent or Merger Sub (collectively, "Parent Securities") and (ii) there are no other options, calls, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Parent or Merger Sub or any of Parent's Subsidiaries to which Parent or Merger Sub or any of Parent's Subsidiaries is a party. Parent has taken all necessary actions to validly withdraw any preemptive rights of shareholders of Parent in connection with the issuance of Parent Shares in the Merger, including the adoption by Parent's board of directors of resolutions duly adopted at a meeting duly called and held.

        Section 4.4    Authorization of Agreement; No Violation.

          (a)   Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery by Parent and Merger Sub of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly authorized by the boards of directors of Parent and Merger Sub. No other corporate proceedings on the part of Parent or Merger Sub (including any approvals of any holders of any class or series of outstanding capital stock or equity interest) are necessary to authorize and approve this Agreement or to consummate the transactions contemplated by this Agreement (other than (x) the issuance of the Parent Shares by the board of directors of Parent out of Parent's existing authorized share capital and the corresponding registration of the capital increase regarding the Parent Shares with the competent register of commerce in Schaffhausen, Switzerland, (y) the adoption of this Agreement by Parent as the sole stockholder of Merger Sub, which will be effected immediately following execution and delivery of this Agreement, and (z) the filing of the

  Certificate of Merger and the Articles of Merger). This Agreement has been duly executed and delivered by Parent, Merger Sub and ADT Security Services and, assuming due authorization, execution and delivery hereof by the Company, constitutes a valid and binding obligation of Parent, Merger Sub and ADT Security Services, enforceable against Parent, Merger Sub and ADT Security Services in accordance with its terms, except as such enforcement may be limited by (i) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other Laws affecting or relating to creditors' rights generally or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law. ADT Security Services has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement required to be performed by it. The execution and delivery by ADT Security Services of this Agreement has been duly and validly authorized by ADT Security Services.

          (b)   Neither the execution and delivery by Parent and Merger Sub of this Agreement nor the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated by this Agreement, nor compliance by Parent and Merger Sub with any of the terms or provisions of this Agreement, will (i) violate any of the provisions of Parent's or Merger Sub's certificate of incorporation or bylaws or equivalent organizational documents of Parent or Merger Sub, or (ii) assuming that the Parent Consents are duly obtained, (y) violate any Law applicable to Parent or any of its Subsidiaries, or (z) result in a breach of or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the modification, cancellation, acceleration, or termination of or give another Person a right of modification, cancellation, acceleration, or termination under, or result in the creation of a Lien on any property, right or asset of Parent or its Subsidiaries under, any of the terms, conditions or provisions of any Contract to which Parent or any of its Subsidiaries is a party or by which it or any of its properties or assets is bound, except (in the case of clause (ii) above) for such violations, breaches, defaults, loss of benefits or Liens which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        Section 4.5    Consents and Approvals.    Except for (a) any filings or clearances required by the HSR Act, (b) the filing with the SEC of (i) the Form S-4, and (ii) such other reports or filings under the Exchange Act or the Securities Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (c) the filing of the Articles of Merger with the SCC pursuant to the VSCA, (d) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the requirements of the DGCL, (e) such filings as may be required under the rules and regulations of the NYSE, (f) the filings, clearances, consents, notices and approvals set forth in Section 4.5 of the Parent Disclosure Letter, (g) the filing of the capital increase regarding the Parent Shares with the register of commerce in Schaffhausen, Switzerland and the issuance of the Parent Shares in uncertificated book-entry form (the consents referred to in clauses (a) through (g), the "Parent Consents") and (h) such additional filings, clearances, consents, notices and approvals, the failure of which to make or obtain would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, no filings, clearances, consents, notices or approvals of any Governmental Entity or any third Person are necessary in connection with (i) the execution and delivery by Parent and Merger Sub of this Agreement or (ii) the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated by this Agreement.

        Section 4.6    Parent SEC Documents; Parent Financial Statements.

          (a)   Parent has timely filed or otherwise furnished (as applicable) all reports, schedules, forms, statements and other documents (including exhibits, other information incorporated therein, and any amendments thereto) with the SEC required to be filed by Parent under the Securities Act or the Exchange Act, as the case may be, from December 31, 2007 (such documents, together with any other documents filed or furnished by Parent to the SEC, including exhibits and other information incorporated therein as they may have been supplemented, modified or amended since the time of filing, collectively, the "Parent SEC Documents"). As of their respective filing dates (or as of the date of any amendment filed with respect thereto), the Parent SEC Documents complied as to form in all material respects with the requirements of the Exchange Act and the Securities Act, and none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (b)   Each of the financial statements of Parent, including the notes thereto, included in the Parent SEC Documents (collectively, the "Parent Financial Statements") complied in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates, and have been prepared in accordance with GAAP applied on a basis consistent throughout the periods indicated. The Parent Financial Statements fairly present in all material respects the consolidated financial condition and operating results and cash flows of Parent and its Subsidiaries at the dates and during the periods indicated therein in accordance with GAAP (subject, in the case of unaudited statements, to normal year-end adjustments that have not been and are not expected to be individually or in the aggregate material to Parent).

          (c)   Parent is, and has been since December 31, 2007, in compliance in all material respects with the provisions of SOX applicable to it, including Section 404 thereof, and the certifications provided pursuant to Sections 302 and 906 thereof were accurate when made. Neither Parent nor any of its Subsidiaries has outstanding, or has arranged any outstanding, "extensions of credit" to directors or executive officers within the meaning of Section 402 of SOX.

          (d)   Parent and its Subsidiaries have designed and maintain a system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Parent has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to ensure that material information required to be disclosed by Parent in the Parent SEC Documents that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms and is accumulated and communicated to Parent's officers by others as appropriate to allow timely decisions regarding required disclosure in accordance with the requirements of the Exchange Act.

          (e)   Parent has disclosed, based on the most recent evaluation, to Parent's auditors and the audit committee of Parent's board of directors (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Parent's ability to record, process, summarize and report financial information, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Parent's internal control over financial reporting.

        Section 4.7    Undisclosed Liabilities.    There exist no liabilities or obligations of any nature of Parent or its Subsidiaries that are material to Parent, whether accrued, absolute, contingent or threatened, which would be required to be reflected, reserved for or disclosed under GAAP, other than (a) liabilities or obligations that are adequately reflected, reserved for or disclosed in the Parent Financial Statements set forth in Parent's Form 10-K filed with the SEC for the fiscal year ended September 25, 2009 as filed with the SEC prior to the date of this Agreement, (b) liabilities or obligations incurred in the ordinary course of business of Parent and its Subsidiaries consistent with past practice since September 25, 2009, (c) liabilities incurred in connection with the negotiation and execution of this Agreement and the performance of the transactions contemplated by this Agreement, or (d) liabilities or obligations that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        Section 4.8    Absence of Certain Changes or Events.

          (a)   Since September 30, 2009, there has not been any change, event, development, or effect which, individually or in the aggregate, has had or would reasonably be expected to have a Parent Material Adverse Effect.

          (b)   Since September 25, 2009, Parent and each of its Subsidiaries has conducted its business in the ordinary course, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        Section 4.9    Compliance with Applicable Law.    Parent and each of its Subsidiaries is, and has been since September 26, 2008, in compliance with all applicable Laws, and is not in violation of, and, since September 26, 2008, has not received any notices of, violation with respect to, any Laws in connection with the conduct of its businesses or the ownership or operation of its businesses, rights, assets and properties, except for such noncompliance and violations as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        Section 4.10    ERISA.    Except as would not reasonably be expected to have a Parent Material Adverse Effect: (i) no "employee pension benefit plan" (as defined in Section 3(2) of ERISA) maintained, administered or contributed to by Parent, or any of its Subsidiaries or ERISA Affiliates (a "Parent Pension Plan") is in "at-risk" status (as defined in Section 430(i) of the Code); (ii) no liability under Title IV of ERISA has been or is reasonably expected to be incurred by Parent or any of its ERISA Affiliates with respect to any Parent Pension Plan, other than premiums due the PBGC or liabilities that have previously been satisfied; and (iii) all contributions, premiums and payments required to be made under the terms of any Parent Pension Plan have been made.

        Section 4.11    Legal Proceedings.    Neither Parent nor any of its Subsidiaries is a party to any, and there are no pending or, to the knowledge of Parent, threatened, legal, administrative, arbitral or other proceedings, demands, suits, claims, actions or governmental, administrative or regulatory investigations or audits of any nature against Parent or any of its Subsidiaries, except for those matters that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. There is no Order imposed upon Parent, any of its Subsidiaries or the properties, rights, or assets of Parent or any of its Subsidiaries which would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        Section 4.12    Broker's Fees.    Except for Citigroup Global Markets Inc., whose fees and expenses will be paid by Parent, neither Parent nor any of its Subsidiaries has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with the Merger or related transactions contemplated by this Agreement.

        Section 4.13    Parent Information.    None of the information supplied (or to be supplied) by or on behalf of Parent or any of its Subsidiaries specifically for inclusion or incorporation by reference in (a) the Form S-4 will, at the time the Form S-4 is declared effective under the Securities Act (or with respect to any post-effective amendments or supplements thereto, at the time such post-effective amendments or supplements become effective under the Securities Act), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading, and (b) the Proxy Statement/Prospectus will, on the date it is first mailed to the Company Shareholders and at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Form S-4 and the Proxy Statement/Prospectus will comply as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act. Notwithstanding the foregoing, Parent and Merger Sub make no representation or warranty with respect to any information supplied by or on behalf of the Company for inclusion or incorporation by reference in any of the foregoing documents.

        Section 4.14    Merger Sub.    All of the outstanding capital stock of Merger Sub is owned directly by Parent. As of the date of this Agreement and the Effective Time, Merger Sub has not and will not have incurred, directly or indirectly, through any Subsidiary or Affiliate, any obligations or liabilities or engaged in any business activities of any type whatsoever or entered into any agreements or arrangements with any Person, in each case, except as would not reasonably be expected to have a material adverse effect on the ability of Merger Sub to timely consummate the transactions contemplated by this Agreement.

        Section 4.15    Company Stock.    None of Parent, Merger Sub, or any of their respective Affiliates (which, for purposes of this Section 4.15, shall be deemed to not include (i) any director or executive officer of Parent or its Affiliates to the extent such securities of the Company or rights with respect to such securities are held in or purchased for personal accounts; provided, that the purchase of securities acquired for such directors and executive officers are not subject to Parent's direction or influences or (ii) any pension, 401(k) or similar benefit plan or arrangement maintained by Parent or its Affiliates; provided, that third parties unaffiliated with Parent make decisions with respect to the purchase of securities acquired by such benefit plans and arrangements and such decisions are not subject to Parent's direction or influence) (a) own or have owned since the Company Spin-Off (directly or indirectly, beneficially or of record) any securities of the Company or (b) hold or have held since the date of the Company Spin-Off any right to acquire, hold, vote or dispose of any securities in the Company. Neither Parent nor Merger Sub is an "interested shareholder" of the Company as defined in Section 13.1-725 of the VSCA.

        Section 4.16    Availability of Funds.    Parent has, and will have available to it at the Closing, all of the funds required to be provided by Parent for the consummation of the transactions contemplated by this Agreement and for the satisfaction of all of Parent's and Merger Sub's obligations under this Agreement, including the payment of the Merger Consideration and all other consideration contemplated by Article II. Parent and Merger Sub acknowledge and agree that it is not a condition to Closing of the transactions contemplated by this Agreement for Parent or Merger Sub to obtain any funding or financing to consummate the transactions contemplated by this Agreement.

        Section 4.17    No Other Agreements.    Parent does not have any commitment, absolute or contingent, to any other Person to sell, directly or indirectly, Parent or to effect any merger, share exchange, consolidation, business combination, recapitalization, liquidation or other reorganization of Parent and does not have, as of the date of this Agreement, any commitment, absolute or contingent, to any other Person to sell, directly or indirectly, any of its Subsidiaries or to effect any merger, share exchange, consolidation, business combination, recapitalization, liquidation or other reorganization of any of its Subsidiaries or any commitment, absolute or contingent, to enter into any agreement with respect thereto that would reasonably be expected to impede or delay the ability of the parties to obtain any necessary approvals of any Governmental Entity required for the transactions contemplated by this Agreement.

        Section 4.18    Tax Matters.

          (a)   At no time during the two-year period ending on the date of the Company Spin-Off, or during the six-month period thereafter, did any officer or director acting on behalf of Parent or Merger Sub, any controlling shareholder (within the meaning of Treas. Reg. § 1.355-7(h)(3)) of Parent or Merger Sub, or any other Person with the implicit or explicit permission of one or more of such officers, directors, or controlling shareholders have any agreement, understanding, arrangement, or negotiations regarding the Merger or a similar acquisition (within the meaning of Treas. Reg. § 1.355-7(h)(12)) with any officer or director of the Company or Former Parent or any controlling shareholder of the Company or Former Parent, or any other Person with the implicit or explicit permission of one or more of such officers, directors or controlling shareholders. For purposes of this representation, an "agreement, understanding, or arrangement" regarding the Merger or a similar acquisition does not require a binding contract or an agreement on all significant economic terms.

          (b)   Except as required pursuant to Section 1.6 (to the extent applicable), neither Parent nor any of its Affiliates has taken or agreed to take any action or knows of any facts or circumstances that could reasonably be expected to (i) prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code; or (ii) prevent or impede the ability of counsel to render the opinion described in Section 7.2(c).

          (c)   Except as would not reasonably be expected to have a Parent Material Adverse Effect or as described in Section 4.18 of the Parent Disclosure Letter:

              (i)  Each of Parent and its Subsidiaries has timely filed or caused to be timely filed all Tax Returns required to be filed by them; all such Tax Returns are correct and complete and all Taxes shown as due and payable on such Tax Returns have been paid, except for those Taxes being contested in good faith and for which adequate reserves have been established in the financial statements of Parent; and the charges, accruals and reserves for Taxes with respect to Parent and its Subsidiaries reflected on the Parent Financial Statements are adequate under GAAP to cover unpaid Tax liabilities accruing through the date thereof;

             (ii)  Neither Parent nor any of its Subsidiaries has received written notice of any proposed or threatened Tax Proceeding against, or with respect to any Taxes of, Parent or any of its Subsidiaries, and no such Tax Proceedings are currently pending;

            (iii)  Neither Parent nor any of its Subsidiaries has granted any extension or waiver of the limitation period applicable to any Tax that remains in effect;

            (iv)  Neither Parent nor any of its Subsidiaries is a party to or is bound by any Tax sharing, allocation, or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among Parent and its Subsidiaries); and

             (v)  Parent and each of its Subsidiaries have withheld and paid to the relevant Governmental Entity all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any Employee, independent contractor, shareholder, creditor or any third Person.

        Section 4.19    Foreign Corrupt Practices and International Trade Sanctions.    Since September 26, 2008, neither Parent nor any Subsidiary of Parent, nor any of their respective directors, officers, agents, employees or any other Persons acting on their behalf has, in connection with the operation of their respective businesses, (a) used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to government officials, candidates or members of political parties or organizations, or established or maintained any unlawful or unrecorded funds in violation of Section 104 of the Foreign Corrupt Practices Act of 1977,

as amended, or any other similar applicable foreign, federal or state Law, (b) paid, accepted or received any unlawful contributions, payments, expenditures or gifts or (c) violated or operated in noncompliance with any export restrictions, anti-boycott regulations, embargo regulations or other applicable domestic or foreign Laws, in each case, except as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        Section 4.20    Due Investigation; No Other Representations or Warranties.

          (a)   Each of Parent and Merger Sub has conducted its own investigations of the Company and the Company Subsidiaries and acknowledges that it has been provided adequate access to the personnel, properties, premises and records of the Company and the Company Subsidiaries, the electronic "data room" maintained by the Company for purposes of the transactions contemplated by this Agreement and relevant personnel and records of the Company and the Company Subsidiaries for such purpose. Each of Parent and Merger Sub and their respective Affiliates possess such knowledge of and experience in financial and business matters relating to owning and operating businesses similar to those of the Company and the Company Subsidiaries that they are capable of evaluating the merits and risks of the transactions contemplated by this Agreement.

          (b)   Except for the representations and warranties contained in this Article IV (and in the certificates delivered pursuant to Section 7.3 or in connection with the delivery of any tax opinion required to be delivered hereunder), none of Parent, Merger Sub or any other Person makes any other express or implied representation or warranty on behalf of Parent or Merger Sub or any of their Affiliates in connection with this Agreement or the transactions contemplated by this Agreement.

ARTICLE V

CONDUCT PENDING THE MERGER

        Section 5.1    Conduct of Business of the Company Prior to the Effective Time.

          (a)   During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, except (i) as set forth in Section 5.1(a) of the Company Disclosure Letter, (ii) as required, expressly contemplated or expressly permitted by this Agreement, (iii) as required by applicable Law, or (iv) with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall, and shall cause each of the Company Subsidiaries, to (A) conduct its business in the Ordinary Course of Business and (B) use commercially reasonable efforts to preserve intact its present business organizations, keep available the services of its present officers, employees and consultants, preserve its relationships with Persons having significant business dealings with it and maintain its rights and Permits.

          (b)   During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, except (1) as set forth in Section 5.1(b) of the Company Disclosure Letter, (2) as required, expressly contemplated or expressly permitted by this Agreement, (3) as required by applicable Law, or (4) with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall not, and shall not permit any of the Company Subsidiaries to, directly or indirectly:

              (i)  cause or permit any amendment, modification, alteration or rescission of its articles of incorporation, bylaws or other equivalent organizational documents;

             (ii)  declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock (other than dividends or distributions by any wholly owned Subsidiary of the Company to the Company or another wholly owned Company Subsidiary), or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or repurchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock or any other securities thereof (including any securities convertible into or exchangeable for such capital stock or securities) or any rights, warrants or options to acquire any such shares or other securities, except, in the Ordinary Course of Business, the acceptance of shares of Company Common Stock in payment of the exercise price or withholding Taxes incurred by any holder in connection with the exercise of Company Stock Options or the lapse of restrictions or vesting on Company Restricted Stock Units or Company Deferred Units;

            (iii)  issue, deliver, sell, grant, or authorize or propose the issuance, delivery, sale, grant, or purchase or propose the purchase of, any shares of its capital stock, voting securities or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other securities, other than (A) the issuance of shares of Company Common Stock pursuant to the exercise of Company Stock Options outstanding as of the date of this Agreement or as may be granted after the date of this Agreement as permitted under this Section 5.1, (B) issuances of shares of Company Common Stock upon the settlement of any Company Restricted Stock Units or Company Deferred Units outstanding on the date of this Agreement pursuant to the Company Benefit Plans, (C) the sale of shares of Company Common Stock pursuant to the exercise of options to purchase Company Common Stock if necessary to effectuate an optionee direction upon exercise or for withholding of Taxes, or (D) the grant of Company Stock Options in the Ordinary Course of Business to the extent consistent with the terms and conditions disclosed on Section 5.1(b)(iii) of the Company Disclosure Letter (such options, the "2010 Company Stock Options");

            (iv)  sell, lease, license or otherwise dispose of any of its properties, rights or assets (including material Intellectual Property and capital stock of the Company Subsidiaries), or allow any material Intellectual Property to expire or lapse, other than those (A) which are of a non-material nature, individually or in the aggregate, to the Company and its Subsidiaries and where the fair market value of the total consideration that would be received therefrom would not exceed in the aggregate $1,000,000 or (B) which are sales of Company inventory made in the Ordinary Course of Business;

             (v)  (A) cancel, incur or otherwise acquire, or modify in any material respect any indebtedness for borrowed money or (B) assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any Third Party (other than any Company Subsidiaries), issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities of the Company or any of its Subsidiaries, enter into any "keep well" or other Contract to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, in each case other than borrowings under the Company's revolving credit facility as in effect as of the date hereof, in an aggregate amount not to exceed $10,000,000 at any time outstanding;

            (vi)  make any loans or advances to any Person which would result in the aggregate amount of all loans and advances of the Company and its Subsidiaries to Third Parties exceeding $1,000,000;

           (vii)  make any capital expenditures, capital additions or capital improvements that exceed, individually or in the aggregate, $50,000,000 in any period of three (3) consecutive months after the date of this Agreement;

          (viii)  enter into any Lease requiring annual rent payments in excess of $50,000 or having a term of greater than two years;

            (ix)  settle or compromise any proceeding, demand, suit, claim, action or governmental, administrative or regulatory investigation, audit or inquiry other than settlements or compromises of any such proceedings, demands, suits, claims or actions (A) which would not result in any equitable relief or other non-monetary damages or penalties being imposed on the Company or any of its Subsidiaries and (B) where the amount paid (less the amount reserved for such matters by the Company on the Company's consolidated balance sheet as presented in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2009) in settlement or compromise does not exceed $500,000 individually, or $2,500,000 in the aggregate;

             (x)  (A) terminate, cancel, fail to use its commercially reasonable best efforts to renew or, except in the Ordinary Course of Business, enter into or materially modify, any Contract that is or would be if existing on the date of this Agreement a Material Contract, or (B) waive, release, cancel, convey, encumber or otherwise assign any material rights or claims thereunder;

            (xi)  waive or assign any claims or rights that are material in value or nature to the Company or its Subsidiaries, taken as a whole;

           (xii)  except as required by Law or Company Benefit Plans, (A) increase the compensation or other benefits payable or provided to any Company Employee, except for an increase of cash compensation (salary and bonus) of the Company Employees (other than directors) who are below the level of vice president made in the Ordinary Course of Business and in an amount not to exceed in the aggregate 4% of the current cash compensation paid to such Company Employees in the aggregate, (B) enter into any employment, change of control, severance, retention agreement, or similar agreement with any Company Employee (except (1) to the extent necessary to replace an agreement with a departing employee on substantially identical terms as summarized on Section 5.1(b)(xii) of the Company Disclosure Letter, (2) for employment agreements terminable on less than 30 days' notice without payment or penalty (other than base compensation for such 30-day period), (3) for severance agreements entered into with non-officers in the Ordinary Course of Business in connection with terminations of employment), (C) except as permitted pursuant to clause (B) above, establish, adopt, enter into or amend any collective bargaining agreement or any plan, trust, fund, policy, agreement or arrangement providing compensation or employee benefits that would be considered a Company Benefit Plan if in effect on the date hereof or (D) hire or promote, or terminate the employment of, any individual who would be eligible to earn more than $150,000 in total compensation during any annual period or would hold a title at or above the level of vice president of the Company or any of its Subsidiaries, except in the Ordinary Course of Business;

          (xiii)  acquire or agree to acquire by merging or consolidating with, by purchasing an equity interest in or a portion of the assets, properties or rights of, by forming a partnership or joint venture with, by making an investment in, or by any other manner, any business or any Person or division thereof or otherwise acquire or agree to acquire any assets, rights or properties, other than acquisitions of supplies, dealer accounts and inventory in the Ordinary Course of Business;

          (xiv)  make any material change to its financial accounting methods or practices, except as may be required by GAAP, Regulation S-X or other rule or regulation promulgated by the SEC;

           (xv)  (A) make or change any material election in respect of Taxes, (B) adopt or change in any material respect any accounting method in respect of Taxes, (C) settle any material claim or assessment in respect of Taxes, or (D) take or permit any action to be taken that would invalidate or adversely affect the Unqualified Tax Opinion or the Former Parent Consent;

          (xvi)  enter into or modify any transaction between the Company or any of its Subsidiaries, on the one hand, and any (i) record or beneficial owner of five percent or more of the voting securities of the Company, (ii) Affiliate or family member of any such record or beneficial owner, or (iii) other than as set forth on Section 5.1(b)(xvi) of the Company Disclosure Letter, of Former Parent or any of its Subsidiaries, on the other hand, in the case of clauses (i) and (ii) that are of a type that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act;

         (xvii)  adopt a plan of complete or partial liquidation of the Company or any Company Subsidiary or resolutions providing for or authorizing such a liquidation or a dissolution, restructuring, recapitalization or reorganization;

        (xviii)  take any action that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

          (xix)  take any action that would reasonably be expected to materially impede or delay the ability of the parties to obtain any necessary approvals of any Governmental Entity required for the transactions contemplated by this Agreement;

           (xx)  from and after the Company's receipt of written consent of the lenders under the Company Credit Agreement to make the following covenants, (A) pledge or otherwise encumber or subject to any Lien, or authorize or propose the pledge or encumbrance of, any shares of its capital stock, voting securities or securities convertible into any such shares or other securities, other than as described in clauses (A) through (D) of Section 5.1(b)(iii) or (B) encumber any of its properties, rights or assets (including material Intellectual Property and capital stock of the Company Subsidiaries) other than as described in clauses (A) and (B) of Section 5.1(b)(iv); provided that nothing in this Section 5.1(b)(xx) shall be deemed to modify or otherwise affect the obligations of the Company pursuant to Section 6.17; or

          (xxi)  authorize any of, or commit, resolve, propose, take or agree to take, any of the actions described in clauses (i) through (xx) above.

        Nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, the right to control or direct the operations of the Company or the Company Subsidiaries prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over itself, the Company Subsidiaries and their respective operations.

        Section 5.2    Conduct of Business of Parent Prior to the Effective Time.    During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, except (1) as set forth in Section 5.2 of the Parent Disclosure Letter, (2) as required, expressly contemplated or permitted by this Agreement, (3) as required by applicable Law, or (4) with the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), neither Parent nor Merger Sub shall:

          (a)   cause or permit any amendment, modification, alteration or rescission of its certificate of incorporation, bylaws or other equivalent organizational documents that would reasonably be expected to materially impede or delay the consummation of the Merger and the transactions contemplated hereby;

          (b)   adopt a plan or agreement of complete or partial liquidation, dissolution, restructuring, recapitalization, merger, consolidation, share exchange or other reorganization that would reasonably be expected to materially impede or delay the ability of the parties to obtain any necessary approvals of any Governmental Entity required for the transactions contemplated by this Agreement;

          (c)   split, combine or reclassify any of its capital stock in a manner that would reasonably be expected to materially impede or delay the consummation of the Merger and the transactions contemplated hereby;

          (d)   take any action that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

          (e)   sell, lease, license or otherwise dispose of or encumber any of its properties or assets which are material, individually or in the aggregate, to the business of Parent and its Subsidiaries (taken as a whole);

          (f)    take any action that would reasonably be expected to materially impede or delay the ability of the parties to obtain any necessary approvals of any Governmental Entity required for the transactions contemplated by this Agreement; or

          (g)   take, agree in writing to take, or authorize any of the actions described in clauses (a) through (f) above.

        Nothing contained in this Agreement shall give the Company, directly or indirectly, the right to control or direct the operations of Parent or Merger Sub prior to the Effective Time. Prior to the Effective Time, Parent and Merger Sub shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over themselves and their respective operations.

        Section 5.3    Third Party Proposals.

          (a)   Except as expressly permitted by this Section 5.3, from the date of this Agreement until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article VIII, the Company shall not, and shall cause the Company Subsidiaries and its and their officers, directors and employees to not, and shall otherwise use reasonable best efforts to ensure that the Company's and the Company Subsidiaries' accountants, legal counsel, financial advisors and other similar representatives shall not, directly or indirectly through another Person, (i) solicit or initiate, or knowingly encourage any Takeover Proposal or any inquiries regarding the submission of any Takeover Proposal, (ii) participate in any discussions or negotiations regarding, or furnish to any Third Party any confidential information with respect to or in connection with, or knowingly facilitate or otherwise knowingly cooperate with, any Takeover Proposal or any inquiry that may reasonably be expected to lead to a Takeover Proposal, (iii) enter into any agreement with respect to any Takeover Proposal or approve or resolve to approve any Takeover Proposal, or (iv) waive, terminate, modify or fail to enforce any provision of any "standstill" or similar obligation of any Third Party existing on the date hereof; provided, however, that nothing contained in this Section 5.3 or any other provision of this Agreement shall prohibit the Company or the Company Board from (A) taking and disclosing to the Company Shareholders a position with respect to a tender or exchange offer by a Third Party contemplated by Rule 14e-2(a) or making a statement required under Rule 14d-9 under the Exchange Act or (B) making any disclosure to the Company Shareholders if the Company Board has determined, in good faith, after consultation with outside counsel, that the failure to make any such disclosure is inconsistent with its fiduciary duties under applicable Law, provided, that (1) compliance with such rules shall in no way limit Parent's right to terminate this Agreement pursuant to Section 8.1(b)(ii) hereof and payment of the Termination Fee pursuant to Section 8.3(c) or Section 8.3(d) and (2) in no event shall the Company or the Company Board (or any committee thereof), except as permitted by Section 5.3(e), take, or agree or resolve to take, any of the following actions: withdraw or modify, in a manner adverse to Parent or Merger Sub, the Company Board Recommendation or make or cause to be made through the Company's or the Company Subsidiaries' Representatives any public statement proposing or announcing an intention to withdraw or modify in any manner adverse to Parent or Merger Sub the Company Board Recommendation (any such action, a "Change in Recommendation") (it being understood that any "stop, look and listen" or similar communication of the type contemplated by Rule 14d-9(f) of the Exchange Act shall not be deemed a Change in Recommendation). The Company shall, and shall cause its Subsidiaries and the Company Representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any Third Party conducted prior to the date of this Agreement with respect to any Takeover Proposal and request the prompt return or destruction of all confidential information previously furnished.

          (b)   Notwithstanding anything to the contrary in this Section 5.3, at any time from the date of this Agreement and prior to obtaining the Company Shareholder Approval, if the Company has received from any Third Party a bona fide written Takeover Proposal made after the date of this Agreement that was not solicited in violation of and did not otherwise result from a breach of this Section 5.3, (i) the Company may contact such Third Party or its advisors for the purpose of clarifying such Takeover Proposal and the material terms and conditions thereof to the extent required to determine whether such Takeover Proposal constitutes or is reasonably likely to lead to a Superior Proposal, (ii) the Company may negotiate the terms of, and enter into, a confidentiality agreement with terms and conditions no less restrictive on such Third Party as the Confidentiality Agreement is on Parent and its Affiliates (an "Acceptable Confidentiality Agreement"), and (iii) the Company may furnish information concerning its business, properties or assets to such Third Party pursuant to an Acceptable Confidentiality Agreement, provided, that all such information (to the extent not previously provided to Parent) is provided or made available to Parent prior to or substantially concurrent with the time it is provided to such Third Party, and may negotiate and participate in discussions and negotiations with such Third Party concerning such Takeover Proposal, if such Third Party has submitted a Superior Proposal, or a Takeover Proposal that the Company Board determines in good faith (after consultation with its financial advisor and outside counsel) is reasonably likely to constitute or lead to a Superior Proposal, if in connection with the foregoing clauses (i), (ii) and (iii), (A) the Company Board determines in good faith (after consultation with its outside legal advisors) that the failure to take such action would be inconsistent with its fiduciary duties to the Company Shareholders, and (B) prior to taking such action, the Company shall provide written notice thereof to Parent.

          (c)   The Company will promptly (and in any event within 24 hours after receipt) advise Parent in writing of the receipt by the Company of any Takeover Proposal after the date of this Agreement, the material terms and conditions of any such Takeover Proposal (including any material changes thereto) and the identity of the Person making any such Takeover Proposal. The Company will keep Parent reasonably informed in all material respects of the status and details (including any material change to the terms thereof) of any such Takeover Proposal.

          (d)   As used in this Agreement, the following terms have the meanings set forth below:

            "Superior Proposal" means any bona fide, written proposal by a Third Party that, if consummated, would result in such Third Party (or its equityholders) owning, directly or indirectly, more than 50% of the shares of Company Common Stock then outstanding (or of the shares of the surviving entity in a merger or the direct or indirect parent of the surviving entity in a merger) or all or substantially all of the consolidated assets of the Company and its Subsidiaries, (i) which the Company Board determines in good faith (after consultation with its outside legal and financial advisors) to be more favorable to the Company Shareholders from a financial point of view than the transactions contemplated by this Agreement (after giving effect to any changes to the financial terms of this Agreement proposed by Parent in response to such offer or otherwise) and (ii) which is fully financed (or reasonably capable of being fully financed) with respect to the cash consideration set forth in the proposal, and which, in the good faith judgment of the Company Board, is otherwise reasonably likely to be consummated on the terms set forth in the proposal, taking into consideration (with respect to both subsections (i) and (ii) hereof) all financial, regulatory, legal, timing and other aspects of such proposal (including any break-up fee and conditions to consummation).

            "Takeover Proposal" means any proposal or offer (including any proposal or offer from or to the Company Shareholders), whether in writing or otherwise, from a Third Party related to any direct or indirect acquisition or purchase of (i) assets (including equity securities of any Subsidiary of the Company), rights or properties that constitute 10% or more of the revenues, net income or assets of the Company and its Subsidiaries (taken as a whole) or (ii) 10% or more of any class of equity securities of the Company or any Company Subsidiary (or voting power related thereto) (or that would result in such Third Party (or its equityholders) owning 10% or more of any class of equity securities of any resulting parent company of the Company or any Company Subsidiary in any such transaction (or voting power related thereto)), in either case, whether pursuant to a merger, consolidation or other business combination, sale of shares of capital stock, sale of assets, tender offer, exchange offer, recapitalization, issuance or amendment of securities, liquidation, dissolution, joint venture or similar transaction and whether pursuant to a single transaction or a series of related transactions.

            "Third Party" means any Person or group other than Parent, Merger Sub or any Affiliate thereof.

          (e)   Except as set forth in this Section 5.3(e), neither the Company nor the Company Board (nor any committee thereof) shall (i) effect a Change in Recommendation (it being understood that any "stop, look and listen" or similar communication of the type contemplated by Rule 14d-9(f) of the Exchange Act shall not be deemed a Change in Recommendation), or (ii) subject to the next sentence of this Section 5.3(e), approve, adopt or recommend, or publicly propose to approve, adopt or recommend, or allow the Company or any of its Subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, joint venture agreement, acquisition or merger agreement or other similar agreement constituting a Takeover Proposal (other than an Acceptable Confidentiality Agreement permitted pursuant to Section 5.3(b)). Notwithstanding anything in this Agreement to the contrary, the Company Board may, at any time prior to obtaining the Company Shareholder Approval and subject to compliance with Section 5.3(f), (A) effect a Change in Recommendation in response to a material development or material change in circumstances occurring or arising after the date hereof with respect to the Company that (1) is materially and disproportionately more favorable to the recurring financial condition and results of operations of the Company and its Subsidiaries, taken as a whole, relative to other businesses operating in the same industry (including Parent's ADT business) and (2) was neither known to the Company Board nor reasonably foreseeable as of or prior to the date hereof (and not relating to any Takeover Proposal, any development or change relating to Parent (including any decline in the trading price of Parent Shares), clearance of the Merger under the HSR Act, or any introduction into the marketplace of new or modified products or services by the Company or the Company Subsidiaries) (such material development or change in circumstances, an "Intervening Event") if the Company Board shall have determined in good faith, after consultation with outside counsel, that failure to take such action would be inconsistent with the Company's directors' fiduciary duties to the Company Shareholders and (B) take any of the foregoing actions set forth in clauses (i) and (ii) of this Section 5.3(e) in response to a bona fide written Takeover Proposal made after the date of this Agreement that the Company Board reasonably determines in good faith (after consultation with its outside legal and financial advisors) constitutes a Superior Proposal and that was not solicited in violation of this Section 5.3 if the

  Company Board shall have determined in good faith, after consultation with outside counsel, that, in light of such Superior Proposal, failure to take such action would be inconsistent with the Company's directors' fiduciary duties to the Company Shareholders; provided, however, that with respect to clause (B) above the Company shall not terminate this Agreement pursuant to Section 8.1(g) or enter into any such agreement, and any such purported termination or executed agreement shall be void and of no force or effect unless the Company (x) pays to Parent the Termination Fee payable pursuant to Section 8.3(b) prior to or substantially concurrently with such termination and (y) has complied in all material respects with its obligations set forth in Section 5.3(f). Any Change in Recommendation shall not change the approval of this Agreement or any other approval of the Company Board in any respect, including any change that would have the effect of causing any state corporate takeover statute or other similar statute to be applicable to the transactions contemplated hereby (including the Merger).

          (f)    Notwithstanding anything herein to the contrary, the Company Board shall not be entitled to effect a Change in Recommendation or terminate this Agreement pursuant to Section 8.1(g) unless:

              (i)  the Company has provided to Parent three (3) Business Days' prior written notice (a "Notice") advising Parent that the Company Board is prepared to take such action and specifying the reasons therefor;

             (ii)  with respect to a Takeover Proposal that the Company Board has determined constitutes a Superior Proposal, the Company has provided or made available to Parent all information concerning its business, properties or assets delivered or made available to the Third Party making such Takeover Proposal that the Company Board has determined constitutes a Superior Proposal; and

            (iii)  (A) (1) with respect to a Takeover Proposal that the Board has determined constitutes a Superior Proposal, the Notice includes a description of the terms and conditions of such Takeover Proposal that the Company Board has determined constitutes a Superior Proposal and the identity of the Third Party making the proposal (it being understood and agreed that any amendment to the financial terms or any material amendment to any other material term of any such Takeover Proposal shall require a new Notice and a new three (3) Business Day period) and (2) with respect to a Change in Recommendation in response to an Intervening Event, the Company has provided to Parent in the Notice a reasonably detailed description of the Intervening Event; (B) during such three (3) Business Day period, if requested by Parent, the Company provides an opportunity for Parent to propose amendments to this Agreement in such a manner that (1) with respect to a Takeover Proposal, such Takeover Proposal that was determined to constitute a Superior Proposal no longer is a Superior Proposal and (2) with respect to an Intervening Event, such Intervening Event no longer necessitates a Change in Recommendation; and (C) at 11:59 p.m., Dallas Texas time, at the end of such three (3) Business Day period, (1) with respect to a Takeover Proposal which the Company Board has determined constitutes a Superior Proposal, such Takeover Proposal has not been withdrawn and the Company Board has reasonably concluded in good faith (after consultation with its outside legal and financial advisors) that such Takeover Proposal continues to constitute a Superior Proposal (taking into account any changes to the financial and other terms of this Agreement proposed by Parent in a binding irrevocable written offer following the Notice and as a result of the negotiations between Parent and the Company pursuant to this clause (B)), and (2) in the case of an Intervening Event, such Intervening Event continues to necessitate a Change in Recommendation (taking into account any changes to the financial and other terms of this Agreement proposed by Parent in a binding irrevocable written offer following the Notice and as a result of the negotiations between Parent and the Company pursuant to this clause (B)).

          (g)   Unless this Agreement is terminated pursuant to, and in accordance with, Section 8.1, the obligation of the Company pursuant to Section 6.1(c) (subject to Section 6.1(d)) to establish a record date for, duly call, give notice of, convene and hold the Company Shareholders Meeting and to hold a vote of the Company Shareholders on the approval of this Agreement and the approval of the Merger at the Company Shareholders Meeting shall not be limited or otherwise affected by the commencement, disclosure, announcement or submission to it of any Takeover Proposal (whether or not a Superior Proposal). For the avoidance of doubt, the Company shall not be required to hold the Company Shareholders Meeting if this Agreement is terminated in accordance with Section 8.1.

ARTICLE VI

ADDITIONAL AGREEMENTS

        Section 6.1    Preparation of the Form S-4 and the Proxy Statement/Prospectus; Company Shareholder Meeting.

          (a)   As promptly as practicable following the date of this Agreement, the Company shall prepare (with Parent's reasonable cooperation) the Proxy Statement/Prospectus and Parent shall prepare (with the Company's reasonable cooperation) and file with the SEC the Form S-4. Each of the Company and Parent shall use its reasonable best efforts to respond as promptly as practicable to any written or oral comments from the SEC or its staff with respect to the Proxy Statement/Prospectus, the Form S-4 or any related matters. The Proxy Statement/Prospectus will be included within the Form S-4 filed with the SEC. Each of the Company and Parent shall use its reasonable best efforts to have the Form S-4 declared effective under the Securities Act and to maintain such effectiveness for as long as necessary to consummate the Merger and the other transactions contemplated by this Agreement as promptly as practicable after such filing. Parent shall also take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified) required to be taken under any applicable state securities or "blue sky" laws in connection with the issuance of Parent Shares in the Merger as contemplated by this Agreement and the Company shall furnish all information concerning the Company and the holders of the Company Common Stock and rights to acquire Company Common Stock as may be reasonably requested in connection with any such action and in connection with the preparation, filing and distribution of the Form S-4. If at any time prior to the Effective Time any event occurs or information relating to the Company or Parent, or any of their respective Affiliates, directors or officers, should be discovered by the Company or Parent that should be set forth in an amendment or supplement to either the Form S-4 or the Proxy Statement/Prospectus, so that either such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other party hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by applicable Law, disseminated to the Company Shareholders.

          (b)   In addition to their obligations pursuant to Section 6.1(a), Parent and the Company shall make all necessary filings with respect to the Merger and the other transactions contemplated by this Agreement under the Securities Act, the Exchange Act and applicable foreign or state securities or "blue sky" laws and Regulations thereunder and provide each other with copies of any such filings. Parent and the Company shall advise the other party, promptly after receipt of notice thereof, of (and provide copies of any notices or communications with respect to) the time of the effectiveness of the Form S-4, the filing of any supplement or amendment thereto, the issuance of any stop order relating thereto, the suspension of the qualification of Parent Shares issuable in connection with the Merger for offering or sale in any jurisdiction, or of any request by the SEC or its staff for amendment to the Proxy Statement/Prospectus or the Form S-4, comments thereon from the SEC's staff and each party's responses thereto or request of the SEC or its staff for additional information. No amendment or supplement to the Proxy Statement/Prospectus or the Form S-4 shall be filed without the approval of each of Parent and the Company, which approval shall not be unreasonably withheld, delayed or conditioned.

          (c)   The Company shall (i) take all action in accordance with the federal securities laws, the VSCA, the Company Certificate and the Company Bylaws necessary to convene a special meeting of the Company Shareholders (the "Company Shareholders Meeting") for the purpose of seeking the Company Shareholder Approval (and any authority needed to adjourn or postpone the Company Shareholders Meeting) following (x) the date the Form S-4 is declared effective under the Securities Act and (y) the expiration or termination of the waiting period under the HSR Act; provided that no action is pending by any Governmental Entity seeking to enjoin or prevent the consummation of the Merger under Antitrust Law (such date, the "Antitrust Clearance Date"), and (ii) use its reasonable best efforts to obtain the Company Shareholder Approval (except to the extent the Company has effected a Change in Recommendation in accordance with Section 5.3) and, subject to Section 5.3, include in the Proxy Statement/Prospectus the Company Board Recommendation. The Company shall use its reasonable best efforts to cause the Proxy Statement/Prospectus to be mailed in definitive form to the Company Shareholders as promptly as practicable after the Form S-4 is declared effective under the Securities Act and to convene the Company Shareholders Meeting promptly after the Antitrust Clearance Date.

          (d)   Notwithstanding anything to the contrary contained in this Agreement, subject to the Company's right to terminate this Agreement pursuant to Article VIII, the Company may adjourn or postpone the Company Shareholders Meeting solely (i) to ensure that the Company Shareholders are provided with any supplement or amendment to the Proxy Statement/Prospectus sufficiently in advance of the vote to be held at the Company Shareholders Meeting, (ii) if there are insufficient shares of Company Common Stock represented (either in person or by proxy) to vote in favor of a proposal to approve and adopt this Agreement or to constitute a quorum necessary to conduct the business of the Company Shareholders Meeting, or (iii) from time to time, as may be necessary, to a date or dates that occur subsequent to the Antitrust Clearance Date if the Antitrust Clearance Date has not occurred on the date that is five (5) Business Days prior to the applicable scheduled date of the Company Shareholders Meeting.

        Section 6.2    Access to Information; Confidentiality.

          (a)   (i) To the extent permitted by applicable Law, including under applicable Antitrust Law, and (ii) subject to (A) restrictions imposed upon the Company and any Company Subsidiary by any agreement of confidentiality with any Person, and (B) the Confidentiality Agreement, dated as of November 12, 2009, between the Company and Tyco International Management Company (the "Confidentiality Agreement"), the Company shall provide to Parent and its Representatives reasonable access, during normal business hours and after reasonable prior notice, during the period prior to the Closing Date, to the officers, employees, agents, properties, offices, books and records of the Company and its Subsidiaries (including Tax Returns), and such other information as Parent or its Representatives may reasonably request with respect to the Company and its Subsidiaries and their respective businesses, financial conditions and operations. Parent and its Representatives shall use their commercially reasonable efforts to minimize any disruption to the businesses of the Company and its Subsidiaries which may result from the requests for access, data and information hereunder. Neither the Company nor any of its Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would, based on the advice of outside counsel, cause the attorney-client privilege of such party or its Subsidiaries to be inapplicable or violate, in any material respect, any Law or binding agreement entered into prior to the date of this Agreement. The parties shall make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

          (b)   Each party shall hold, and shall cause its respective Representatives to hold, any confidential or nonpublic information in accordance with the terms of the Confidentiality Agreement.

          (c)   No investigation pursuant to this Section 6.2 shall affect any of the representations or warranties in this Agreement of any party or any condition of the parties.

        Section 6.3    Regulatory Matters.

          (a)   Each of Parent and the Company shall, and shall cause its Subsidiaries, to use its reasonable best efforts to (i) take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all Legal Requirements which may be imposed on such party or its Subsidiaries with respect to the Merger and the other transactions contemplated by this Agreement, to remove any restraint or prohibition preventing the consummation of the Merger and the other transactions contemplated by this Agreement, and, subject to the conditions set forth in Article VII, to consummate the Merger and the other transactions contemplated by this Agreement and (ii) obtain (and cooperate with the other party to obtain) any consent, authorization, Permit, Order or approval of, or any exemption by, any Governmental Entity which is required to be obtained by Parent or the Company, respectively, or any of their respective Subsidiaries, in connection with the Merger and the other transactions contemplated by this Agreement. The parties hereto shall cooperate with each other and promptly prepare and file all necessary documentation, and to effect all applications, notices, petitions and filings (including any notification required by the HSR Act), to obtain as promptly as practicable all Permits, consents, approvals, authorizations of all Governmental Entities, and the expiry or termination of all applicable waiting periods, which are necessary or advisable to consummate the Merger and the other transactions contemplated by this Agreement. The parties hereto agree that they will consult with each other with respect to the obtaining of all Permits and consents of all Governmental Entities, and the expiration or termination of the applicable waiting period under the HSR Act or under any other Antitrust Law, necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated herein. Each of Parent and the Company shall use its reasonable best efforts to resolve any objections that may be asserted by any Governmental Entity with respect to this Agreement, the Merger or the other transactions contemplated by this Agreement. Subject to Section 5.3, each of Parent and the Company shall not, and shall cause its respective Subsidiaries not to, engage in any action or transaction that would materially delay or materially impair the ability of the Company, Parent or Merger Sub to consummate the Merger and the other transactions contemplated by this Agreement. Parent and the Company further covenant and agree, with respect to any threatened or pending preliminary or permanent injunction or other Order, ruling or statute, Regulation or executive order that would materially adversely affect the ability of the parties hereto to consummate the transactions contemplated by this Agreement, to use their respective reasonable best efforts to prevent the entry, enactment or promulgation thereof, as the case may be, including by defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement.

          (b)   Each of Parent, on the one hand, and the Company, on the other hand, shall, in connection with the efforts referenced in Section 6.3(a) to obtain all requisite Permits, consents, and expirations or terminations of applicable waiting periods for the transactions contemplated by this Agreement under the HSR Act or any other Antitrust Law (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (ii) keep the other party and/or its counsel informed of any communication received by such party from, or given by such party to, the Federal Trade Commission (the "FTC"), the Antitrust Division of the Department of Justice (the "DOJ") or any other Governmental Entity and of any communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated by this Agreement; and (iii) permit the other party and/or its counsel to review in advance any written communication intended to be given by it to, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ or any such other Governmental Entity or, in connection with any proceeding by a private party, with any other Person, and to the extent not prohibited by the FTC, the DOJ or such other Governmental Entity or other Person, give the other party and/or its counsel the opportunity to attend and participate in such meetings and conferences. In exercising the foregoing rights, each of the parties hereto shall act reasonably and as promptly as practicable. For purposes of this Agreement, "Antitrust Law" means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all Laws, Orders and judicial doctrines that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

          (c)   In the event that any administrative or judicial action or proceeding is instituted by a Governmental Entity or private party challenging any transaction contemplated by this Agreement, or any other agreement contemplated by this Agreement, under any Antitrust Law (A) each of Parent and the Company shall cooperate in all respects with each other and use its respective reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement so as to permit such consummation by the second (2nd) Business Day before the Outside Date and (B) each of Parent and the Company shall defend, at its cost and expense, any action or actions, whether judicial or administrative, against it or its Affiliates in connection with the transactions contemplated by this Agreement.

          (d)   Notwithstanding anything to the contrary in this Agreement, in connection with any filing or submission required or action to be taken by either Parent or the Company to consummate the Merger, (i) in no event shall Parent or any of its Affiliates be obligated to propose or agree to accept any undertaking or condition, to enter into any consent decree, to make any divestiture or accept any operational restriction, or take or commit to take any action (A) the effectiveness or consummation of which is not conditional on the consummation of the Merger or (B) that individually or in the aggregate is or would reasonably be expected to be materially adverse (with materiality, for purposes of this provision, being measured in relation to the size of the Company and its Subsidiaries taken as a whole) to (1) the Company or any of its Subsidiaries or Parent or any of its Subsidiaries, either before or after giving effect to the Merger, or (2) Parent's ownership or operation of any portion of the Company's or any of its Subsidiaries' business or assets; and (ii) without the prior written consent of Parent, neither the Company nor any of its Subsidiaries shall take any action, agree to take any action or consent to the taking of any action pursuant to this Section 6.3(d) with respect to selling, holding separate, licensing or otherwise disposing of assets or conducting its business in a specified manner.

          (e)   Parent and the Company shall, upon request, furnish each other with all information concerning themselves, their respective Subsidiaries, directors, officers, employees and shareholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice, application or other document made by or on behalf of Parent, the Company or any of their respective Subsidiaries to any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement (including the Form S-4 and the Proxy Statement/Prospectus).

          (f)    Parent and the Company shall promptly advise each other upon receiving any communication from any Governmental Entity in respect of any filing, investigation or inquiry concerning this Agreement or the transactions contemplated by this Agreement (including the Form S-4 and the Proxy Statement/Prospectus).

        Section 6.4    Public Disclosure.    Unless otherwise permitted by this Agreement, Parent, Merger Sub and the Company shall consult with each other before issuing any press release or otherwise making any public statement regarding the terms of this Agreement or any of the transactions contemplated by this Agreement, and neither shall issue any such press release or make any such statement without the prior approval of the other (which approval shall not be unreasonably withheld, conditioned or delayed), except as may be required by applicable Law or by obligations pursuant to any listing agreement with any national securities exchange, in which case the party proposing to issue such press release or make such public statement or disclosure shall use its reasonable best efforts to consult with the other party before issuing such press release or making such public statement; provided, however, that any public statement or disclosure that is consistent with a public statement or disclosure previously approved by the other party shall not require the prior approval of such other party.

        Section 6.5    Reasonable Best Efforts; Further Assurances.    Subject to the terms and subject to the conditions set forth in this Agreement, each of the parties shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to promptly cause to be fulfilled the conditions to Closing under this Agreement and to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated hereby, including (a) the obtaining of all necessary consents, approvals or waivers from all Third Parties, (b) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any Governmental Entity vacated or reversed, subject to the limitations set forth in Section 6.3 and (c) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated hereby and to fully carry out the purposes of this Agreement.

        Section 6.6    Employee Benefit Plans.

          (a)   Parent shall, through the period beginning at the Effective Time and ending December 31, 2010, maintain or cause to be maintained employee benefit plans and compensation opportunities (including base pay, annual cash incentive opportunities and commission opportunities, as applicable, but excluding equity-based compensation) for the benefit of non-bargaining unit Employees employed in the United States ("Company Salaried Employees") that provide employee benefits and compensation opportunities that, in the aggregate, are no less favorable than the employee benefits and compensation opportunities provided to such Employees immediately prior to the Effective Time.

          (b)   Parent shall cause each Company Salaried Employee to receive full credit for all service with the Company and the Company Subsidiaries and their respective predecessors (to the same extent provided by the Company as of the date hereof) under and for the purposes of any plan or arrangement providing vacation, sick pay, severance, retirement, welfare or pension benefits maintained by Parent or the Surviving Entity or any of their respective Affiliates in which such Company Salaried Employees participate for all purposes (including for purposes of eligibility, vesting, benefit accrual and forms of benefit), except that the foregoing shall not apply with respect to benefit accrual under any final average pay defined pension plan or to the extent that such credit would result in any duplication of benefits. In the event of any change in the welfare benefits provided to Company Salaried Employees following the Effective Time, Parent shall or shall cause the Surviving Entity to (i) waive all limitations as to pre-existing conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Company Salaried Employees under any such welfare benefits to the extent that such conditions, exclusions or waiting period would not apply in the absence of such change; and (ii) credit each Company Salaried Employee with any co-payments and deductibles paid prior to any such change during the applicable calendar year in satisfying any applicable deductible or out-of-pocket requirements after such change. If, within six months following the Effective Time, the Surviving Entity or any of its Affiliates causes the involuntary termination (other than termination for "cause") of a Company Salaried Employee's employment with the Surviving Entity and/or its Subsidiaries, then the terminated Company Salaried Employee will be entitled to receive severance payments and benefits that are not less favorable than the severance and benefits he or she would have been entitled to receive under the Company Benefit Plans as in effect immediately prior to the Effective Time, provided, that except as provided in Section 6.6(b) of the Company Disclosure Letter, such payments and benefits do not exceed the payments and benefits provided to similarly situated employees of Parent pursuant the terms of the applicable severance arrangements maintained by Parent, and provided further, that this sentence shall not apply to any Company Salaried Employee who is party to any employment, change of control, severance, retention, or similar agreement with the Company or any of its Subsidiaries providing for severance protections.

          (c)   The Company shall, if so requested in writing by Parent no later than five (5) Business Days prior to the Closing Date, terminate any and all Company Benefit Plans intended to include a Code Section 401(k) arrangement (each a "401(k) Plan"). In the event that Parent provides such written notice to the Company, the Company shall provide Parent with evidence that such 401(k) Plans have been terminated (effective as of no later than the day immediately preceding the Closing Date) pursuant to resolutions of the Company Board. In the event that Parent shall require termination of the Company's 401(k) Plans prior to the Closing, Parent shall, prior to the Closing Date, amend its Code Section 401(k) plans to the extent necessary to (a) permit the rollover of accounts from such terminated 401(k) Plans and (b) allow for immediate entry and participation by employees of the Company who were eligible to participate on or prior to the Closing Date in the 401(k) Plans, each amendment to be effective as of the Closing.

          (d)   Without limiting any of its other obligations hereunder, Parent shall cause all of the Company Benefit Plans listed in Section 3.14(e) of the Company Disclosure Letter to be honored in accordance with their terms. Notwithstanding anything in this Agreement to the contrary, nothing contained herein shall (i) be treated as an amendment of any particular Company Benefit Plan, (ii) except as expressly stated with regard to other sections of this Agreement, give any third party, including any Employee, any right to enforce the provisions of this Agreement (including this Section 6.6), (iii) obligate Parent or any of its Affiliates (including the Surviving Entity) to (A) maintain any particular compensation or benefit plan, program, policy or arrangement or (B) retain the employment of any particular Employee, or (iv) limit Parent's or any of its Affiliates' ability to amend any plan, program, policy or arrangement.

        Section 6.7    Indemnification of Directors and Officers.

          (a)   The certificate of incorporation and bylaws of the Surviving Entity shall, with respect to indemnification of directors, officers and employees not be amended, repealed or otherwise modified after the Effective Time in any manner that would adversely affect the rights thereunder of the Persons who at any time prior to the Effective Time were identified as prospective indemnitees under the Company Charter or the Company Bylaws in respect of actions or omissions occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement).

          (b)   From and after the Effective Time, Parent and the Surviving Entity shall, to the fullest extent permitted by applicable Law, indemnify, defend and hold harmless the present and former directors, officers and employees of the Company or any of its Subsidiaries in their capacities as such (each, an "Indemnified Party") against all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement of or in connection with any claim based in whole or in part on or arising in whole or in part out of the fact that such Indemnified Party is or was a director, officer or employee of the Company or any of its Subsidiaries, or is or was a director, officer, employee, agent or fiduciary of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in which such Indemnified Party was serving at the request of the Company, and pertaining to any matter existing or occurring, or any acts or omissions occurring, at or prior to the Effective Time, whether asserted or claimed prior to, or at or after, the Effective Time (including matters, acts or omissions occurring in connection with the approval of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement) or taken at the request of Parent or otherwise under this Agreement.

          (c)   Parent shall cause the individuals serving as officers and directors of the Company or any of its Subsidiaries immediately prior to the Effective Time and any other person who is covered by the Company's current directors' and officers' liability insurance policy to be covered with respect to acts or omissions occurring prior to the Effective Time for a period of six (6) years from the Effective Time by (i) the directors' and officers' liability insurance policy maintained by the Company (provided, that Parent may substitute therefor policies, issued by reputable insurers, with policy limits, terms and conditions at least as favorable as the limits, terms and conditions in the existing policy of the Company); or (ii) a single premium tail coverage with respect to such directors' and officers' liability insurance with policy limits, terms and conditions at least as favorable as the limits, terms and conditions in the existing policy of the Company as in effect on the date of this Agreement; provided, however, that in no event shall Parent be required to expend annually in the aggregate an amount pursuant to this Section 6.7(c) in excess of three hundred percent (300%) of the annual premiums currently paid by the Company for such insurance (the "Insurance Amount"); and provided, further, that if such insurance coverage cannot be obtained at all, or can only be obtained at an annual premium in excess of the Insurance Amount, Parent will obtain the maximum amount of directors' and officers' insurance (or "tail" coverage) obtainable for an annual premium equal to the Insurance Amount.

          (d)   In the event Parent or any of its successors or assigns or the Surviving Entity or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Entity, as applicable, assume the obligations set forth in this Section 6.7.

          (e)   The provisions of this Section 6.7 shall survive the Effective Time and are intended to be for the benefit of, and shall be enforceable from and after the Effective Time by, each Indemnified Party and his or her heirs and representatives.

        Section 6.8    Merger Sub.    Parent will take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

        Section 6.9    Rule 16b-3 Actions.    Parent, Merger Sub and the Company shall take all commercially reasonable actions as may be required to cause any dispositions of equity securities of the Company or acquisitions of equity securities of Parent resulting from the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

        Section 6.10    Notification.    From and after the date hereof until the Closing Date, each party hereto will promptly notify the other party hereto of (a) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause any condition to the obligations of such party to effect the Merger and the other transactions contemplated by this Agreement not to be satisfied, (b) the failure of such party to comply with any covenant or agreement to be complied with by it pursuant to this Agreement or the failure of any representation or warranty made by it to be true and correct, in either case, which would be likely to result in any condition to the obligations of the other party to effect the Merger and the other transactions contemplated by this Agreement not to be satisfied, (c) the receipt of any notice or other communication from any Third Party alleging that the consent of such Person is or may be required in connection with the transactions contemplated hereby, or (d) any action, suit or proceeding is commenced against such party or its Subsidiaries or Affiliates that relate to the transactions contemplated hereby. No delivery of any notice pursuant to this Section 6.10 will cure any breach of any representation, warranty, covenant or agreement of such party contained in this Agreement or otherwise limit or affect the remedies available hereunder to the party receiving such notice. Without limiting the foregoing, the Company and Parent shall promptly advise each other of any change or event that has or would reasonably be expected to result, individually or in the aggregate, in a Company Material Adverse Effect or Parent Material Adverse Effect, as applicable.

        Section 6.11    Resignation of Directors and Officers.    To the extent requested by Parent in writing at least five (5) Business Days prior to the Closing Date, the Company shall use its commercially reasonable efforts to obtain and deliver to Parent at the Closing, to be effective as of the Closing, duly signed resignations of each officer and director of the Company designated by Parent.

        Section 6.12    Issuance of Parent Shares and Listing.    Parent shall (a) take all action necessary for the due and valid issuance and delivery to the Company Shareholders of the Parent Shares issuable under Article II and those Parent Shares required to be reserved for issuance in connection with the Merger, including Parent Shares to be reserved for issuance upon the exercise or conversion of equity awards described in Section 2.7, including the registration of the capital increase regarding such Parent Shares in the competent commercial register in Schaffhausen, Switzerland and the issue of such Parent Shares in uncertificated book-entry form in compliance with all applicable Laws and obligations and Parent's articles of association (Statuten) prior to the Closing Date and (b) use reasonable best efforts to cause the Parent Shares issuable under Article II and those Parent Shares required to be reserved for issuance in connection with the Merger, including Parent Shares to be reserved for issuance upon the exercise or conversion of equity awards described in Section 2.7, to be authorized for listing on the NYSE, upon official notice of issuance, upon the Effective Time.

        Section 6.13    Certain Tax Matters.

          (a)   Unless and until the circumstances described in Section 1.6 arise so as to require a restructuring of the Merger and the transactions contemplated hereby pursuant to Section 1.6:

              (i)  This Agreement is intended to constitute a "plan of reorganization" within the meaning of Treasury Regulations Section 1.368-2(g).

             (ii)  Parent and the Company shall each use its reasonable best efforts to cause the Merger to qualify as a "reorganization" within the meaning of Section 368(a) of the Code and to obtain the Tax opinions set forth in Section 7.2(c) and Section 7.3(c).

            (iii)  Officers of Parent, Merger Sub and the Company shall execute and deliver to Fulbright & Jaworski L.L.P., tax counsel for the Company, and McDermott Will & Emery LLP, tax counsel for Parent, certificates substantially in the form agreed to by the parties and such firms at such time or times as may reasonably be requested by such firms, including contemporaneously with the execution of this Agreement, at the time the Form S-4 is declared effective by the SEC and the Effective Time, in connection with such tax counsel's respective delivery of opinions pursuant to Section 7.2(c) and Section 7.3(c) and in connection with any tax opinions required under the Tax Matters Agreement. Each of Parent, Merger Sub and the Company shall use its reasonable best efforts not to take or cause to be taken any action that would cause to be untrue (or fail to take or cause not to be taken any action which would cause to be untrue) any of the certifications and representations included in the certificates described in this Section 6.13(a)(iii).

          (b)   The Company and Parent shall cooperate in the preparation, execution and filing of all Tax Returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, and transfer, recording, registration and other fees and similar Taxes which become payable in connection with the Merger that are required or permitted to be filed on or before the Effective Time. The Surviving Entity shall pay, without deduction from any amount payable to holders of Company Common Stock and without reimbursement from the other party, any such Taxes or fees imposed on it by any Governmental Entity, which becomes payable in connection with the Merger.

          (c)   Except as required pursuant to Section 1.6, neither Parent nor Company will take (or fail to take) any action which action (or failure to act) would reasonably be expected to cause the Merger to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code.

        Section 6.14    Company Equity Awards.

          (a)   As soon as practicable after the Effective Time, Parent shall prepare and file with the SEC a registration statement on Form S-8 (or another appropriate form) registering a number of Parent Shares equal to the number of Parent Shares subject to the Parent Exchange Options and, if applicable, the Adjusted Deferred Units. Parent shall use reasonable best efforts to maintain the effectiveness of such registration statement (and maintain the current status of the prospectus or prospectuses required thereby) at least for so long as any Parent Exchange Options or any unsettled awards granted under the Company Stock Plans or the Company Stock Plans under which the Company Deferred Units are provided remain outstanding after the Effective Time.

          (b)   As soon as practicable after the Effective Time, Parent shall deliver to the holders of Parent Exchange Options and, if applicable, the Adjusted Deferred Units, appropriate notices setting forth such holders' rights pursuant to the Company Stock Plans and the agreements evidencing the grants of such Company Stock Options and, if applicable, the Company Deferred Compensation Plans under which the Company Deferred Units are provided, after giving effect to the Merger and the adjustments required by Section 2.7.

        Section 6.15    Shareholder Actions.    The Company or Parent shall give the other party the opportunity to participate in the defense of any shareholder litigation against the Company and its directors or Parent and its directors, as the case may be, relating to the transactions contemplated by this Agreement or the Merger; provided, however, that no such settlement by the Company of any such litigation shall be agreed to without Parent's prior consent, which consent shall not be unreasonably withheld, conditioned or delayed.

        Section 6.16    Takeover Laws.    The Company and the Company Board shall (a) use reasonable best efforts to ensure that no state takeover or similar Law is or becomes applicable to this Agreement, the Merger or any of the other transactions contemplated by this Agreement and (b) if any state takeover or similar Law becomes applicable to this Agreement, the Merger or any of the other transactions contemplated by this Agreement, use reasonable best efforts to ensure that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such Law on this Agreement, the Merger and the other transactions contemplated by this Agreement. Subject to the Company's right to terminate this Agreement pursuant to Section 8.1(g) , the Company and the Company Board shall not take any action to approve any Takeover Proposal made by any Third Party for purposes of any state takeover Law or to cause any state takeover Law that would otherwise apply to any such Takeover Proposal to become inapplicable thereto. Without limiting the foregoing, the Company and the Company Board shall not approve, for purposes of Sections 13.1-725.1—13.1-727.1 of the VSCA, any acquisition of Company Common Stock by, or any business combination with, any Third Party.

        Section 6.17    Company Credit Agreement.    The Company shall promptly after the date hereof use its commercially reasonable efforts to obtain consent under the Company Credit Agreement to make the covenants set forth in Section 5.1(b)(xx); provided that in no event shall the Company be required to pay any fee to the lenders under the Company Credit Agreement in connection with obtaining such consent. The Company shall during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement, the Effective Time or receipt of the consent described in the foregoing sentence comply with the provisions of Section 6.02 of the Company Credit Agreement.

ARTICLE VII

CLOSING CONDITIONS

        Section 7.1    Conditions to Obligation of Each Party to Effect the Merger.    The respective obligations of each party to effect the Merger is subject to the satisfaction or (to the extent permitted by Law) waiver by each of Parent and the Company on or prior to the Closing Date of the following conditions:

          (a)   Company Shareholder Approval.    The Company Shareholder Approval shall have been obtained.

          (b)   No Injunctions or Restraints; Illegality.    No temporary restraining order, preliminary or permanent injunction, other Order issued by any Court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect; nor shall there be any Law enacted, entered, or enforced which prevents or prohibits the consummation of the Merger; provided, however, that prior to invoking this condition, the relevant party invoking this condition has complied with its obligations under Section 6.3 and Section 6.5.

          (c)   Governmental Approvals.    Any applicable waiting period (and any extension thereof) under the HSR Act shall have expired or been terminated and any approvals and consents required to be obtained under any other Antitrust Law, other than any such approvals or consents the failure of which to obtain would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or Parent Material Adverse Effect, shall have been obtained.

          (d)   Form S-4.    The Form S-4 shall have been declared effective under the Securities Act and no stop order suspending the effectiveness of the Form S-4 shall have been issued and no proceedings for that purpose shall be pending or threatened before the SEC.

          (e)   Stock Listing.    The Parent Shares deliverable to the Company Shareholders as contemplated by this Agreement shall have been approved for listing on the NYSE, subject to official notice of issuance.

        Section 7.2    Conditions to Obligations of Parent and Merger Sub.    The obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction on or prior to the Closing Date of the following conditions, any or all of which may be waived by them, in whole or in part, to the extent permitted by applicable Law:

          (a)   Representations and Warranties.    (i) The representations and warranties of the Company set forth in Section 3.8(a) and in the last sentence of Section 3.23 shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on the Closing Date, (ii) the representations and warranties of the Company set forth in the first sentence of Section 3.1(a), Section 3.3(a), the first, second, fourth and fifth sentences of Section 3.4(a), Section 3.18, the last sentence of Section 3.20 and Section 3.23 (other than the last sentence thereof) made as if none of such representations and warranties contained any qualifications or limitations as to "materiality" or Company Material Adverse Effect, shall be true and correct in all material respects, in each case, as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date (except to the extent such representations and warranties speak as of a specific date, in which case as of such specific date), and (iii) all of the other representations and warranties of the Company set forth in Article III, made as if none of such representations and warranties contained any qualifications or limitations as to "materiality" or Company Material Adverse Effect, shall be true and correct, in each case, as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date (except to the extent such representations and warranties speak as of a specific date, in which case as of such specific date), except, in the case of this clause (iii), where the failure of such representations and warranties to be true and correct as so made does not have and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.

          (b)   Performance of Obligations of the Company.    The Company shall have performed in all material respects its obligations, and complied in all material respects with the agreements and covenants, required to be performed by, or complied with, it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.

          (c)   Tax Opinion.    Unless the circumstances described in Section 1.6 arise so as to require a restructuring of the Merger and the transactions contemplated hereby pursuant to Section 1.6 (in which event, the condition set forth in this Section 7.2(c) shall be deemed not to be required as a condition of the obligations of Parent and Merger Sub to effect the Merger), Parent shall have received the opinion of McDermott Will & Emery LLP, outside tax counsel to Parent, in form and substance reasonably satisfactory to Parent, dated the Closing Date, rendered on the basis of facts, representations and assumptions set forth in such opinion and the certificates obtained from officers of Parent, Merger Sub and the Company, all of which are consistent with the state of facts existing as of the Effective Time, to the effect that (i) the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code and (ii) the Company, Parent and Merger Sub will each be a "party to the reorganization" within the meaning of Section 368 of the Code. In rendering the opinion described in this Section 7.2(c), McDermott Will & Emery LLP shall have received and may rely upon the certificates and representations contained therein as referred to in Section 6.13(a)(iii).

        Section 7.3    Conditions to the Obligations of the Company.    The obligations of the Company to effect the Merger are further subject to the satisfaction on or prior to the Closing Date of the following conditions, any or all of which may be waived by the Company, in whole or in part, to the extent permitted by applicable Law:

          (a)   Representations and Warranties.    The representations and warranties of Parent and Merger Sub set forth in Article IV, made as if none of such representations and warranties contained any qualifications or limitations as to "materiality" or Parent Material Adverse Effect, shall be true and correct, in each case, as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date (except to the extent such representations and warranties speak as of a specific date, in which case as of such specific date), except for such failures to be true and correct that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; provided, however, that, notwithstanding the foregoing, the first, second, third and fourth sentences of Section 4.1, Section 4.3 and Section 4.4(a) shall be true and correct in all material respects. The Company shall have received a certificate signed on behalf of each of Parent and Merger Sub by an executive officer of Parent to such effect.

          (b)   Performance of Obligations of Parent and Merger Sub.    Parent and Merger Sub shall have performed in all material respects the respective obligations, and complied in all material respects with the agreements and covenants, required to be performed by, or complied with, them under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Parent and Merger Sub by an executive officer of Parent to such effect.

          (c)   Tax Opinion.    Unless the circumstances described in Section 1.6 arise so as to require a restructuring of the Merger and the transactions contemplated hereby pursuant to Section 1.6 (in which event, the condition set forth in this Section 7.3(c) shall be deemed not to be required as a condition of the obligations of the Company to effect the Merger), the Company shall have received the opinion of Fulbright & Jaworski L.L.P., counsel to the Company, in form and substance reasonably satisfactory to the Company, dated the Closing Date, rendered on the basis of facts, representations and assumptions set forth in such opinion and the certificates obtained from officers of Parent, Merger Sub and the Company, all of which are consistent with the state of facts existing as of the Effective Time, to the effect that (i) the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code and (ii) the Company, Parent and Merger Sub will each be a "party to the reorganization" within the meaning of Section 368 of the Code. In rendering the opinion described in this Section 7.3(c), Fulbright & Jaworski L.L.P. shall have received and may rely upon the certificates and representations contained therein as referred to in Section 6.13(a)(iii).

        Section 7.4    Frustration of Closing Conditions.    None of the Company, Parent or Merger Sub may rely on the failure of any condition set forth in Section 7.1, Section 7.2 or Section 7.3, as the case may be, to be satisfied if such failure was caused by such party's failure to comply in any material respect with its respective obligations under this Agreement to be performed at or prior to the Closing Date.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

        Section 8.1    Termination.    This Agreement may be terminated and the transactions contemplated hereby abandoned whether before or after the Company Shareholder Approval:

          (a)   by mutual written consent of Parent and the Company, by action of their respective boards of directors at any time prior to the Effective Time;

          (b)   by Parent, at any time prior to the Effective Time, if (i) the Company shall have breached any of its representations, warranties or obligations hereunder to an extent that would cause the conditions set forth in Section 7.2(a) or Section 7.2(b) not to be satisfied and such breach shall not have been cured within thirty (30) days of receipt by the Company of written notice of such breach (provided, that the right to terminate this Agreement by Parent pursuant to this Section 8.1(b) shall not be available to Parent if Parent is at that time in material breach of this Agreement), (ii) the Company Board shall have effected a Change in Recommendation (provided, that Parent shall only be entitled to terminate this Agreement pursuant to this Section 8.1(b)(ii) for a five (5) Business Day period following the date the Company Board effects a Change in Recommendation), (iii) the Company shall have willfully and materially breached or failed to perform its obligations or agreements contained in Section 5.3, (iv) a tender offer or exchange offer for 10% or more of the outstanding shares of Company Common Stock is commenced (other than by Parent or any of its

  Subsidiaries), and the Company Board recommends that the Company Shareholders tender their shares in such tender or exchange offer or otherwise fails to recommend that such shareholders reject such tender offer or exchange offer within the ten Business Day period specified in Rule 14e-2(a) under the Exchange Act or (v) the Company Board shall have recommended, accepted or agreed to a Takeover Proposal;

          (c)   by the Company, at any time prior to the Effective Time, if Parent or Merger Sub shall have breached any of its representations, warranties or obligations hereunder to an extent that would cause the conditions set forth in Section 7.3(a) or Section 7.3(b) not to be satisfied and such breach shall not have been cured within thirty (30) days of receipt by Parent and Merger Sub of written notice of such breach (provided, that the right to terminate this Agreement by the Company pursuant to this Section 8.1(c) shall not be available to the Company if the Company is at that time in material breach of this Agreement);

          (d)   by either Parent or the Company, at any time prior to the Effective Time, if any Governmental Entity issues an Order, decree or ruling or takes any other action permanently enjoining, restraining or otherwise prohibiting the Merger (i) as violative of any Antitrust Law or (ii) for any reason other than under any Antitrust Law, and, in case of either clause (i) or (ii), such Order, decree, ruling or other action shall have become final and non-appealable, in either case that would give rise to the failure of a condition set forth in Section 7.1(b) or Section 7.1(c); provided, that the party seeking to terminate this Agreement pursuant to this Section 8.1(d) shall have complied with its obligations pursuant to Section 6.3 and Section 6.5 prior to termination of this Agreement;

          (e)   by either Parent or the Company, at any time prior to the Effective Time, if the Effective Time shall not have occurred on or before 11:59 p.m., Dallas, Texas time, on October 31, 2010 (the "Outside Date"); provided, that in the event the Antitrust Clearance Date shall have occurred prior to but within 50 days of such date, then the Outside Date shall be automatically extended to a date that is 75 days following the Antitrust Clearance Date, but in any event shall be no later than January 14, 2011, and provided further that the party seeking to terminate this Agreement pursuant to this Section 8.1(e) shall not be entitled to so to the extent such party has breached any provision of this Agreement and such breach has been the cause of, or has resulted in, the Effective Time not occurring by such time on the Outside Date;

          (f)    by either Parent or the Company, following a vote at a duly held meeting (or any adjournment thereof) to obtain the Company Shareholder Approval, if the Company Shareholder Approval is not obtained;

          (g)   by the Company, prior to obtaining the Company Shareholder Approval, in order to enter into an agreement relating to a Superior Proposal in accordance with Section 5.3; provided, that the Company has (i) not willfully and materially breached the provisions of Section 5.3 and (ii) complied in all material respects with Section 5.3(e), Section 5.3(f) and Section 8.3 with respect to such Superior Proposal; and

          (h)   by the Company, at any time prior to the Effective Time, if (i) all of the conditions to Closing set forth in Section 7.1 and Section 7.2 have been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at Closing but which conditions would be satisfied as if such date were the Closing Date), and (ii) Parent and Merger Sub have failed to consummate the Merger by the date that is five (5) Business Days after the date upon which the conditions described in subsection (i) above are satisfied.

        The party desiring to terminate this Agreement pursuant to this Section 8.1 (other than pursuant to Section 8.1(a)) shall give written notice of such termination to the other party.

        Section 8.2    Effect of Termination.    In the event of termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto or their respective officers, directors, shareholders or Affiliates; provided, however, that (a) the provisions of Section 6.2(b); Section 6.4; this Section 8.2; Section 8.3; Article IX and the Confidentiality Agreement shall remain in full force and effect and survive any termination of this Agreement, and (b) nothing herein shall relieve any party from liability for fraud or any willful and material breach in connection with this Agreement or the transactions contemplated by this Agreement. For purposes of this Agreement, "willful and material breach" shall mean a material breach that is a consequence of an act undertaken by the breaching party with the knowledge (actual or constructive) that the taking of such act would, or would be reasonably expected to, cause a breach of this Agreement.

        Section 8.3    Expenses and Termination Fees.

          (a)   Subject to subsections (b), (c), (d), (e) and (f) of this Section 8.3, whether or not the Merger is consummated, all costs and Expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement (including the fees and expenses of its advisers, brokers, finders, agents, accountants, bankers and legal counsel) shall be paid by the party incurring such costs and Expenses.

          (b)   In the event that the Company shall terminate this Agreement pursuant to Section 8.1(g), then prior to or substantially concurrently with such termination the Company shall pay by wire transfer of same-day funds to Parent a termination fee of $45,000,000 (the "Takeover Proposal Termination Fee").

          (c)   In the event that (i) Parent shall terminate this Agreement pursuant to Section 8.1(b)(ii) where the Change in Recommendation arises from an Intervening Event or (ii) the Company or Parent shall terminate this Agreement pursuant to Section 8.1(f) and prior to the Company Shareholders Meeting the Company Board has made a Change in Recommendation related to an Intervening Event, then the Company shall, within five (5) Business Days of such termination, pay by wire transfer of same-day funds to Parent a termination fee of $87,500,000 (the "Intervening Event Termination Fee" and, together with the Takeover Proposal Termination Fee, the "Termination Fee").

          (d)   In the event that Parent shall terminate this Agreement pursuant to Section 8.1(b)(ii) where the Change in Recommendation arises from a Superior Proposal or Parent shall terminate this Agreement pursuant to Section 8.1(b)(iv) or (v), then the Company shall, within five (5) Business Days of such termination, pay by wire transfer of same-day funds the Takeover Proposal Termination Fee to Parent.

          (e)   In the event that (i) (A) the Company or Parent shall terminate this Agreement pursuant to Section 8.1(f) (and no Change in Recommendation due to an Intervening Event has been made prior to the date of the Company Shareholders Meeting), or (B) Parent shall terminate this Agreement pursuant to Section 8.1(b)(iii) , (ii) prior to the time of the Company Shareholder Approval not being received at a duly held meeting of the Company Shareholders called for that purpose, a bona fide Takeover Proposal with respect to the Company has been made directly to the Company Shareholders or shall have otherwise become publicly known and not withdrawn (unless such withdrawal is conditioned upon the failure to receive the Company Shareholder Approval in respect of the Merger and the transactions contemplated under this Agreement) and (iii) within 12 months of such termination of this Agreement a definitive agreement is entered into by the Company with respect to a Takeover Proposal or a Takeover Proposal is consummated, the Company shall, on the earlier of the date such definitive agreement is entered into by the Company or the date such Takeover Proposal is consummated, pay to Parent by wire transfer of same-day funds the Takeover Proposal Termination Fee; provided, however, that for the purpose of this Section 8.3(e), all references in the definition of Takeover Proposal to "10%" shall instead be deemed to refer to "a majority".

          (f)    In the event that (i) (A) Parent or the Company shall terminate this Agreement pursuant to Section 8.1(e) or (B) Parent shall terminate this Agreement pursuant to Section 8.1(b)(i), and (ii) prior to the Outside Date (or in the case of termination pursuant to Section 8.1(b)(i), the date of termination), a bona fide Takeover Proposal with respect to the Company has been made directly to the Company Shareholders or shall have otherwise become publicly known and not withdrawn (unless such withdrawal is conditioned upon the failure to receive the Company Shareholder Approval in respect of the Merger and the transactions contemplated under this Agreement) and (iii) within 12 months of such termination of this Agreement a definitive agreement is entered into by the Company with respect to a Takeover Proposal or a Takeover Proposal is consummated, the Company shall, on the earlier of the date such definitive agreement is entered into by the Company or the date such Takeover Proposal is consummated, pay to Parent by wire transfer of same-day funds the Takeover Proposal Termination Fee; provided, however, that for the purpose of this Section 8.3(f), all references in the definition of Takeover Proposal to "10%" shall instead be deemed to refer to "a majority".

          (g)   The Company and Parent acknowledge and agree that the agreements contained in Sections 8.3(b), (c), (d), (e) and (f) are an integral part of the transactions contemplated by this Agreement, and that the Company's payment of any Termination Fee does not constitute a penalty and that, without these agreements, Parent would not enter into this Agreement. Accordingly if the Company fails promptly to pay the amount due pursuant to Sections 8.3(b), (c), (d), (e) or (f), and, in order to obtain such payment, Parent commences a suit that results in a final judgment against the Company for the Termination Fee, the Company shall pay to Parent its reasonable costs and expenses (including reasonable attorneys' fees and expenses) in connection with such suit, together with interest on the amount of the Termination Fee from the date such payment was required to be made until the date of payment at the prime rate of Citibank, N.A. (or its successor, if applicable), in effect on the date such payment was required to be made.

ARTICLE IX

GENERAL PROVISIONS

        Section 9.1    Certain Defined Terms.    As used in this Agreement, the following terms have the following meanings:

          "2010 Company Stock Options" has the meaning set forth in Section 5.1(b)(iii).

          "401(k) Plan" has the meaning set forth in Section 6.6(c).

          "Acceptable Confidentiality Agreement" has the meaning set forth in Section 5.3(b).

          "Adjusted Deferred Units" has the meaning set forth in Section 2.7(c).

          "Adjusted Parent Share Value" has the meaning set forth in Section 2.1(a)(i).

          "Adjusted Per Share Cash Election Amount" has the meaning set forth in Section 2.1(b).

          "ADT Security Services" has the meaning set forth in the Preamble.

          "Affiliate" means with respect to any Person, a Person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person.

          "Agreement" has the meaning set forth in the Preamble.

          "Aggregate Elected Cash Consideration" has the meaning set forth in Section 2.1(b).

          "Antitrust Clearance Date" has the meaning set forth in Section 6.1(c).

          "Antitrust Law" has the meaning set forth in Section 6.3(b).

          "Articles of Merger" has the meaning set forth in Section 1.2.

          "Assets" has the meaning set forth in Section 3.9(c).

          "Available Cash Amount" means $584,502,942 plus the product of (x) the number of shares of Company Common Stock issued upon the exercise of Company Stock Options outstanding as of the date hereof between the period beginning on the date of this Agreement and ending on the fourth full trading day prior to the Effective Time and (y) $12.75.

          "Beneficial Owner" means, with respect to a security, any Person who, directly or indirectly, through any contract, relationship or otherwise, has or shares (a) the power to vote, or to direct the voting of, such security, (b) the power to dispose of, or to direct the disposition of, such security or (c) the ability to profit or share in any profit derived from a transaction in such security, and the term "Beneficially Owned" shall be construed accordingly.

          "Book-Entry Shares" has the meaning set forth in Section 2.1(f).

          "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the States of Texas or New York are required or authorized by Law or other Governmental Entity to be closed.

          "Cancelled Shares" has the meaning set forth in Section 2.1(e).

          "Cash Electing Company Share" has the meaning set forth in Section 2.1(a)(ii).

          "Cash Election" has the meaning set forth in Section 2.1(a)(ii).

          "Cash Election Amount" has the meaning set forth in Section 2.1(b).

          "Cash Oversubscription Amount" has the meaning set forth in Section 2.1(b).

          "Certificate" has the meaning set forth in Section 2.1(f).

          "Certificate of Merger" has the meaning set forth in Section 1.2.

          "Change in Recommendation" has the meaning set forth in Section 5.3(a).

          "Clayton Act" means the Clayton Antitrust Act of 1914, 15 U.S.C. §§ 12-27, as amended.

          "Closing" has the meaning set forth in Section 1.5.

          "Closing Date" has the meaning set forth in Section 1.5.

          "Code" has the meaning set forth in the Recitals.

          "Company" has the meaning set forth in the Preamble.

          "Company Benefit Plan" means any "employee benefit plan" (as defined in Section 3(3) of ERISA) and any other employment, incentive, bonus, equity-based, severance, retention, change in control, multiemployer plans within the meaning of Section 3(37) of ERISA), stock purchase, stock option, fringe benefit, collective bargaining, deferred compensation, employee loan, or other compensatory plan, contract, policy, arrangement, employee benefit plan, agreement, or program, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transaction contemplated by this Agreement or otherwise), whether formal or informal, oral or written, legally binding or not, under which (i) any Company Employee has any present or future right to benefits that are maintained, administered, contributed to, or sponsored by the Company, a Company Subsidiary, or any of their respective

  ERISA Affiliates, or (ii) the Company or the Company Subsidiaries has had or could have any present or future liability.

          "Company Board" has the meaning set forth in the Recitals.

          "Company Board Recommendation" has the meaning set forth in the Recitals.

          "Company Bylaws" means the Amended and Restated Bylaws of the Company.

          "Company Charter" means the Amended and Restated Articles of Incorporation of the Company.

          "Company Common Stock" has the meaning set forth in Section 2.1(a).

          "Company Consents" has the meaning set forth in Section 3.5.

          "Company Credit Agreement" means the Credit Agreement, dated as of October 21, 2008 among the Company, as borrower, the lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders.

          "Company Deferred Compensation Plans" has the meaning set forth in Section 2.7(c).

          "Company Deferred Units" has the meaning set forth in Section 2.7(c).

          "Company Disclosure Letter" has the meaning set forth in the first paragraph of Article III.

          "Company Employee" means any current or former Employee, director, officer or consultant of the Company or its Subsidiaries.

          "Company Financial Advisor" has the meaning set forth in Section 3.20.

          "Company Financial Statements" has the meaning set forth in Section 3.6(b).

          "Company Foreign Benefit Plan" has the meaning set forth in Section 3.14(i).

          "Company Material Adverse Effect" means any change, event, development or effect that (a) prevents or materially delays the Company from consummating the Merger, or (b) is material and adverse to the business, assets, liabilities, financial condition or results of operations of the Company and the Company Subsidiaries taken as a whole; provided, however, that no change, event, development or effect relating to or resulting from the following shall constitute, or be taken into account in determining whether there is or has been, a Company Material Adverse Effect:

              (i)  changes in conditions (A) affecting the residential and business security systems industry, (B) any other industry in which the Company or any Company Subsidiary participates as of the date of this Agreement, or (C) the United States or global economy, in each case, which do not have a materially disproportionate impact on the Company or any of its Subsidiaries relative to other companies in the industries in which the Company and its Subsidiaries operate;

             (ii)  general political, economic or business conditions or changes therein (including the commencement, continuation or escalation of a war, material armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes or other natural disasters or acts of God), in each case, which do not have a materially disproportionate impact on the Company or any of its Subsidiaries relative to other companies in the industries in which the Company and its Subsidiaries operate;

            (iii)  general financial or capital market conditions, including interest rates, or changes therein, in each case, which do not have a materially disproportionate impact on the Company or any of its Subsidiaries relative to other companies in the industries in which the Company and its Subsidiaries operate;

            (iv)  the negotiation, execution, or announcement of this Agreement or compliance with the terms of this Agreement, any litigation resulting therefrom, or the impact thereof on relationships, contractual or otherwise, with customers, suppliers, lenders, investors or employees;

             (v)  any action or omission expressly required by this Agreement or pursuant to the express request of Parent, or any action otherwise taken by Parent or Merger Sub;

            (vi)  any changes in applicable Laws or the interpretation thereof after the date hereof, in each case, which do not have a materially disproportionate impact on the Company or any of its Subsidiaries relative to other companies in the industries in which the Company and its Subsidiaries operate;

           (vii)  changes in GAAP or other accounting standards, or authoritative interpretations thereof after the date hereof, in each case, which do not have a materially disproportionate impact on the Company or any of its Subsidiaries relative to other companies in the industries in which the Company and its Subsidiaries operate;

          (viii)  a decrease in the market price of the shares of Company Common Stock; provided, that the exception in this clause (viii) shall not prevent or otherwise affect a determination that any change, event, development or effect underlying such a decrease on market price has resulted in, or contributed to, a Company Material Adverse Effect; and

            (ix)  any failure by the Company to meet any internal or publicly disclosed projections, forecasts or estimates of revenue or earnings or the issuance of revised projections that are not as optimistic as those in existence as of the date hereof; provided, that the exception in this clause (ix) shall not prevent or otherwise affect a determination that any change, event, development or effect underlying such failure or revision has resulted in, or contributed to, a Company Material Adverse Effect.

          "Company Preferred Stock" has the meaning set forth in Section 3.3(a).

          "Company Representatives" means the Representatives of the Company and its Subsidiaries.

          "Company Restricted Stock Units" has the meaning set forth in Section 2.7(b).

          "Company Salaried Employee" has the meaning set forth in the Section 6.6(a).

          "Company SEC Documents" has the meaning set forth in Section 3.6(a).

          "Company Shareholder Approval" shall mean the affirmative vote of a majority of the outstanding Company Common Stock entitled to vote to approve this Agreement and the Plan in accordance with the VSCA and the Company Charter.

          "Company Shareholders Meetings" has the meaning set forth in Section 6.1(c).

          "Company Shareholders" means the holders of Company Common Stock.

          "Company Spin-Off" means the spin-off of the Company from Former Parent on October 31, 2008.

          "Company Stock-Based Awards" has the meaning set forth in Section 3.3(a).

          "Company Stock Plans" has the meaning set forth in Section 2.7(a).

          "Company Stock Options" has the meaning set forth in Section 2.7(a).

          "Company Subsidiary" means any Subsidiary of the Company and "Company Subsidiaries" means all of the Subsidiaries of the Company.

          "Confidentiality Agreement" has the meaning set forth in Section 6.2(a).

          "Contract" means a note, bond, mortgage, indenture, deed of trust, license, lease, agreement, contract or other instrument or obligation.

          "control" (including the terms "controlled," "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock or as trustee or executor, by contract or credit arrangement or otherwise.

          "Court" means any court or arbitration tribunal of the United States or any domestic state, and any political subdivision thereof.

          "CSM Opinion" means the tax opinion regarding certain U.S. federal income tax consequences of the distribution of the Company by Former Parent delivered by Cravath, Swaine & Moore LLP to Former Parent dated October 29, 2008.

          "CSM Opinion Representation Letters" means the representation letters, dated as of October 28, 2008, of Former Parent and the Company delivered to Cravath, Swaine & Moore LLP for purposes of the CSM Opinion.

          "Deferred Compensation Account" has the meaning set forth in Section 2.7(c).

          "DGCL" has the meaning set forth in the Recitals.

          "DOJ" has the meaning set forth in Section 6.3(b).

          "Effective Time" has the meaning set forth in Section 1.2.

          "Electing Shareholder" has the meaning set forth in Section 2.4(b).

          "Election Deadline" has the meaning set forth in Section 2.2(b).

          "Election Form" has the meaning set forth in Section 2.2(a).

          "Employee" means any common law employee of the Company or a Company Subsidiary.

          "Environmental Laws" has the meaning set forth in Section 3.10(b).

          "Environmental Reports" has the meaning set forth in Section 3.10(b).

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the Regulations promulgated thereunder.

          "ERISA Affiliate" means, with respect to a Person, any trade or business (whether or not incorporated) that is a member of a controlled group or which is under common control with that Person within the meaning of Section 414 of the Code.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the Regulations promulgated thereunder.

          "Exchange Agent" has the meaning set forth in Section 2.4(a).

          "Exchange Fund" has the meaning set forth in Section 2.4(c).

          "Expenses" means all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the solicitation of shareholder approvals and all other matters related to the consummation of the transactions contemplated hereby.

          "Federal Trade Commission Act" means 15 U.S.C. §§ 41-58, as amended.

          "Form S-4" has the meaning set forth in Section 3.21.

          "Former Parent" means The Brink's Company.

          "Former Parent Consent" has the meaning set forth in Section 3.23.

          "FTC" has the meaning set forth in Section 6.3(b).

          "GAAP" means accounting principles generally accepted in the United States consistently applied by a specified Person.

          "Governmental Entity" means any domestic, foreign or supranational government or subdivision thereof, administrative, governmental, prosecutorial or regulatory authority, agency, commission, Court, tribunal or body or self-regulatory organization.

          "Hazardous Materials" has the meaning set forth in Section 3.10(b).

          "HSR Act" has the meaning set forth in Section 3.5.

          "Indemnified Party" has the meaning set forth in Section 6.7(b).

          "Insurance Amount" has the meaning set forth in Section 6.7(c).

          "Intellectual Property" means all U.S. and foreign (a) patents, and patentable inventions; (b) copyrights; (c) trademarks, service marks, trade names, trade dress, domain names and other source indicators, and the goodwill of the business associated therewith; (d) trade secrets, proprietary know-how and confidential information and (e) applications and registrations for any of the foregoing, and rights to obtain renewals, extensions, continuations, continuations-in-part, divisions or similar proceedings.

          "Intervening Event" has the meaning set forth in Section 5.3(e).

          "Intervening Event Termination Fee" shall have the meaning set forth in Section 8.3(c).

          "IRS" means the United States Internal Revenue Service.

          "IRS Ruling" means the private letter ruling received by Former Parent from the IRS on September 4, 2008, with IRS control number PLR-129346-08.

          "Knowledge" means, with respect to the Company, the actual knowledge of the persons set forth in Section 9.1 of the Company Disclosure Letter.

          "Law" or "Laws" means any statute, law (including common law), code (including the Code) ordinance, Regulation, rule, guidance, Order, writ, injunction or decree of any state, commonwealth, federal, foreign, territorial or other court or Governmental Entity, subdivision, agency, department, commission, board, bureau or instrumentality of a Governmental Entity, including all decisions of Courts having the effect of Law in each such jurisdiction.

          "Lease" has the meaning set forth in Section 3.9(b).

          "Leased Real Property" has the meaning set forth in Section 3.9(b).

          "Legal Requirement" means any federal, state, local, municipal, foreign or other Law, statute, constitution, principle of common Law, resolution, ordinance, code (including the Code), edict, decree, Regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity (or under the authority of the NYSE).

          "Lien" means any mortgage, pledge, security interest, deed of trust, encumbrance, covenant, condition, restriction, option, lien or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature thereof or the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

          "Mailing Date" has the meaning set forth in Section 2.2(a).

          "Major Suppliers" has the meaning set forth in Section 3.25(a).

          "Material Contract" has the meaning set forth in Section 3.11(a).

          "Merger" has the meaning set forth in Section 1.1.

          "Merger Consideration" has the meaning set forth in Section 2.1(a).

          "Merger Sub" has the meaning set forth in the Preamble.

          "Mixed Consideration" has the meaning set forth in Section 2.1(a)(i).

          "Mixed Consideration Electing Share" has the meaning set forth in Section 2.1(a)(i).

          "Mixed Election" has the meaning set forth in Section 2.1(a)(i).

          "Mixed Election Per Share Equity Consideration" has the meaning set forth in Section 2.1(a)(i).

          "Non-Electing Company Share" has the meaning set forth in Section 2.2(b).

          "NYSE" means the New York Stock Exchange, Inc.

          "Notice" has the meaning set forth in Section 5.3(f)(i).

          "Order" means any judgment, order, stipulation, arbitration, decision, award, injunction or decree of any Court or Governmental Entity, federal, foreign, state or local.

          "Ordinary Course of Business" means the usual, regular and ordinary course of business as conducted by the Company and the Company Subsidiaries since October 31, 2008.

          "Owned Real Property" has the meaning set forth in Section 3.9(a).

          "Outside Date" has the meaning set forth in Section 8.1(e).

          "Parent" has the meaning set forth in the Preamble.

          "Parent Consents" has the meaning set forth in Section 4.5.

          "Parent Disclosure Letter" has the meaning set forth in the first paragraph of Article IV.

          "Parent Exchange Option" has the meaning set forth in Section 2.7(a).

          "Parent Exchange Restricted Stock Unit" has the meaning set forth in Section 2.7(b).

          "Parent Financial Statements" has the meaning set forth in Section 4.6(b).

          "Parent Material Adverse Effect" means any change, event, development or effect that (a) prevents or materially delays Parent from consummating the Merger, or (b) is material and adverse to the business, assets, liabilities, financial condition or results of operations of Parent and its Subsidiaries taken as a whole; provided, however, that no change, event, development or effect relating to or resulting from the following shall constitute, or be taken into account in determining whether there is or has been, a Parent Material Adverse Effect:

              (i)  changes in conditions affecting (A) the residential and business security systems industry, (B) any other industry in which Parent or any Subsidiary of Parent participates as of the date of this Agreement, or (C) the United States or global economy, in each case, which do not have a materially disproportionate impact on Parent or any of its Subsidiaries relative to other companies in the industries in which Parent and its Subsidiaries operate;

             (ii)  general political, economic or business conditions or changes therein (including the commencement, continuation or escalation of a war, material armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes or other natural disasters or acts of God) , in each case, which do not have a materially disproportionate impact on Parent or any of its Subsidiaries relative to other companies in the industries in which Parent and its Subsidiaries operate;

            (iii)  general financial or capital market conditions, including interest rates, or changes therein, in each case, which do not have a materially disproportionate impact on Parent or any of its Subsidiaries relative to other companies in the industries in which Parent and its Subsidiaries operate;

            (iv)  the negotiation, execution, or announcement of this Agreement or compliance with the terms of this Agreement, any litigation resulting therefrom, or the impact thereof on relationships, contractual or otherwise, with customers, suppliers, lenders, investors or employees;

             (v)  any action or omission expressly required by this Agreement or pursuant to the express request of the Company, or any action otherwise taken by the Company;

            (vi)  any changes in applicable Laws or the interpretation thereof after the date hereof, in each case, which do not have a materially disproportionate impact on Parent or any of its Subsidiaries relative to other companies in the industries in which Parent and its Subsidiaries operate,

           (vii)  changes in GAAP or other accounting standards, or authoritative interpretations thereof after the date hereof, in each case, which do not have a materially disproportionate impact on Parent or any of its Subsidiaries relative to other companies in the industries in which Parent and its Subsidiaries operate,

          (viii)  a decrease in the market price of the Parent Shares; provided, that the exception in this clause (viii) shall not prevent or otherwise affect a determination that any change, event, development or effect underlying such a decrease on market price has resulted in, or contributed to, a Parent Material Adverse Effect, and

            (ix)  any failure by Parent to meet any internal or publicly disclosed projections, forecasts or estimates of revenue or earnings or the issuance of revised projections that are not as optimistic as those in existence as of the date hereof; provided, that the exception in this clause (ix) shall not prevent or otherwise affect a determination that any change, event, development or effect underlying such failure or revision has resulted in, or contributed to, a Parent Material Adverse Effect.

          "Parent Pension Plan" has the meaning set forth in Section 4.10(a).

          "Parent Retirement Plan" has the meaning set forth in Section 2.7(c).

          "Parent SEC Documents" has the meaning set forth in Section 4.6(a).

          "Parent Securities" has the meaning set forth in Section 4.3.

          "Parent Share" means a share of Parent, with a nominal value as of the date of this Agreement of 7.84 Swiss Francs ("CHF") per share.

          "Parent Share Value" means the 10-day aggregate volume weighted-average per share price, rounded to two decimal points, of Parent Shares on the NYSE (as reported on Bloomberg) for the period of the ten (10) consecutive trading days ending on the fourth full trading day prior to the Effective Time.

          "PBGC" means the Pension Benefit Guaranty Corporation.

          "Permit" means any and all permits, licenses, authorizations, certificates, franchises, registrations, qualifications or other approvals granted by or with any Governmental Entity.

          "Permitted Encumbrances" means the following: (a) Liens for Taxes, assessments and other governmental charges not delinquent or which are currently being contested in good faith by appropriate proceedings; provided, that, in the latter case, the specified Person or one of its Subsidiaries will have set aside on its books adequate reserves with respect thereto; (b) mechanics' and materialmen's Liens not filed of record and similar charges incurred in the Ordinary Course of Business not delinquent or which are filed of record but are being contested in good faith by appropriate proceedings; provided, that, in the latter case, the specified Person or one of its Subsidiaries will have set aside on its books adequate reserves with respect thereto; (c) easements, leases, reservations or other rights of others in, or minor defects and irregularities in title to, property or assets of a specified Person or any of its Subsidiaries; provided, that such easements, leases, reservations, rights, defects or irregularities do not materially impair the use or value of such property or assets for the purposes for which they are currently operated; (d) any Lien or privilege vested in any lessor or licensor for rent or other obligations pursuant to the terms and provisions of the Leases of a specified Person or any of its Subsidiaries thereunder so long as the payment of such rent or the performance of such obligations is not delinquent; and (e) encumbrances which secure deposits of public funds as required by Law.

          "Per Share Cash Consideration" has the meaning set forth in Section 2.1(a)(i).

          "Per Share Cash Election Consideration" has the meaning set forth in Section 2.1(a)ii).

          "Person" means an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, group, association or unincorporated organization, or any other form of business or professional entity, but does not include a Governmental Entity or Court.

          "Plan" has the meaning set forth in Section 1.2.

          "Proxy Statement/Prospectus" has the meaning set forth in Section 3.5.

          "Regulation" means any rule or regulation of any Governmental Entity having the effect of Law.

          "Regulation S-K" means 17 C.F.R. § 229.10, et seq.

          "Regulation S-X" means 17 C.F.R. § 210.1-01, et seq.

          "Representatives" means a party's officers, directors, employees, accountants, consultants, legal counsel, financial advisors and other representatives.

          "Required Spin-Off Approvals" has the meaning set forth in Section 3.23.

          "SCC" has the meaning set forth in Section 1.2.

          "SEC" means the United States Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, and the Regulations promulgated thereunder.

          "Separation Agreement" means the Separation and Distribution Agreement, by and between Former Parent and the Company, dated as of October 31, 2008.

          "Shares" has the meaning set forth in Section 2.1(f).

          "Sherman Act" means the Sherman Antitrust Act, 15 U.S.C. §§ 1-7, as amended.

          "SOX" means the Sarbanes-Oxley Act of 2002, and the Regulations promulgated thereunder.

          "Spin-Off Documents" means the Separation Agreement, the Tax Matters Agreement, the Transition Services Agreement and each other Ancillary Agreement (as defined in the Separation Agreement).

          "Stock Award Conversion Fraction" has the meaning set forth in Section 2.7(a).

          "Stock Consideration" has the meaning set forth in Section 2.1(a)(iii).

          "Stock Electing Company Share" has the meaning set forth in Section 2.1(a)(iii).

          "Stock Election" has the meaning set forth in Section 2.1(a)(iii).

          A "Subsidiary" of a specified Person means any corporation, partnership, limited liability company, joint venture or other legal entity of which the specified Person (either alone or through or together with any other Subsidiary) owns, directly or indirectly, fifty percent (50%) or more of the stock or other equity or partnership interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity, including any general partner of a partnership.

          "Superior Proposal" shall have the meaning set forth in Section 5.3(d).

          "Surviving Entity" shall have the meaning set forth in Section 1.1.

          "Takeover Proposal" shall have the meaning set forth in Section 5.3(d).

          "Takeover Proposal Termination Fee" shall have the meaning set forth in Section 8.3(b).

          "Tax Matters Agreement" means the Tax Matters Agreement by and between the Company and Former Parent dated as of October 31, 2008.

          "Tax Proceedings" has the meaning set forth in Section 3.15(b)(ii).

          "Tax Returns" means any return, estimated tax return, report, declaration, form, claim for refund or information statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

          "Taxes" means all taxes, charges, imposts, tariffs, fees, levies or other similar assessments or liabilities, including income taxes, ad valorem taxes, excise taxes, withholding taxes, stamp taxes or other taxes of or with respect to gross receipts, premiums, real property, personal property, windfall profits, sales, use, transfers, licensing, employment, payroll and franchises imposed by or under any Law; and such terms will include any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any such tax or any contest or dispute thereof.

          "Termination Fee" shall have the meaning set forth in Section 8.3(c).

          "Third Party" shall have the meaning set forth in Section 5.3(d).

          "Transition Services Agreement" means the Transition Services Agreement, by and between Former Parent and the Company, dated as of October 31, 2008.

          "Unqualified Tax Opinion" means the Unqualified Tax Opinion (as defined in the Tax Matters Agreement) provided for in Section 7.02(c) of the Tax Matters Agreement.

          "VSCA" has the meaning set forth in the Recitals.

        Section 9.2    Non-Survival of Representations, Warranties and Agreements.    The representations, warranties, covenants and agreements in this Agreement and the certificates delivered pursuant to Section 7.2 and Section 7.3 and in connection with the delivery of any tax opinion required to be delivered hereunder shall terminate at the Effective Time, except that the agreements set forth in Article II, Section 6.6 (Employee Benefit Plans), Section 6.7 (Indemnification of Directors and Officers), Section 6.14 (Company Equity Awards), and this Article IX shall survive the Effective Time.

        Section 9.3    Specific Performance.    The parties agree that money damages would not be a sufficient remedy for any breach of this Agreement by any of the parties hereto and that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is hereby agreed that, prior to the termination of this Agreement pursuant to Section 8.1, the parties shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach, to prevent breaches of this Agreement and to enforce specifically compliance with the terms and provisions of this Agreement. In connection with any request for specific performance or equitable relief, the Company, Parent, and Merger Sub waive any requirement for the security or posting of any bond in connection with such remedy. Such remedy shall not be deemed to be the exclusive remedy for breach of this Agreement but shall be in addition to all other remedies available at law or equity to the parties. The parties further agree that (i) by seeking the remedies provided for in this Section 9.3, the parties shall not in any respect waive their right to seek any other form of relief that may be available to them under this Agreement, including monetary damages in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 9.3 are not available or otherwise are not granted and (ii) nothing contained in this Section 9.3 shall require any party to institute any proceeding for (or limit any party's right to institute any proceeding for) specific performance under this Section 9.3 before exercising any termination right under Article VIII (and pursuing damages after such termination) nor shall the commencement of any action pursuant to this Section 9.3 or anything contained in this Section 9.3 restrict or limit the parties' right to terminate this Agreement in accordance with the terms of Article VIII or pursue any other remedies under this Agreement that may be available then or thereafter.

        Section 9.4    Notices.    All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given when delivered personally (including by courier or overnight courier with confirmation), telecopied (with confirmation), or delivered by an overnight courier (with confirmation) to the parties at the following addresses or sent by electronic transmission to the telecopier number specified below:

(a)	If to Parent, Merger Sub or ADT Security Services, to:
c/o Tyco International Management Company
9 Roszel Road
Princeton, NJ 08540
Attention: General Counsel
Telecopier No.: (609) 720-4320
with a copy (which shall not constitute notice) to:
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention: Alan M. Klein, Esq.
Telecopier No.: (212) 455-2502
(b)	If to the Company, to:
Brink's Home Security Holdings, Inc.
8880 Esters Boulevard
Irving, TX 75063
Attention: General Counsel
Telecopier No.: (972) 871-3339
with a copy (which shall not constitute notice) to:
Fulbright & Jaworski L.L.P.
2200 Ross Avenue
Suite 2800
Dallas, Texas 75201
Attention: Thomas W. Hughes, Esq.
James R. Griffin, Esq.
Telecopier No.: (214) 855-8200

or to such other address or telecopier number as any party may, from time to time, designate in a written notice given in a like manner.

        Section 9.5    Amendments and Waivers.    Any provision of this Agreement (or the Plan, in the case of amendments) may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided, that following approval of the transactions contemplated by this Agreement by the Company Shareholders, there shall be no amendment or change to the provisions hereof which by Law would require further approval by the Company Shareholders without such approval. The failure of any party to this Agreement to assert any of its rights under this Agreement shall not constitute a waiver of such rights nor shall any single or partial exercise by any party to this Agreement of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.

        Section 9.6    Severability.    In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void, invalid or unenforceable, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other Persons or circumstances shall be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such illegal, void, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such illegal, void, invalid or unenforceable provision.

        Section 9.7    Entire Agreement.    This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto, including the Exhibits, the Company Disclosure Letter, the Parent Disclosure Letter and the Confidentiality Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, except for the Confidentiality Agreement, which shall continue in full force and effect, and shall survive any termination of this Agreement or the Closing, in accordance with its terms. EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, NONE OF THE COMPANY, PARENT OR MERGER SUB MAKE ANY OTHER REPRESENTATIONS OR WARRANTIES (AND NONE OF THE COMPANY, PARENT OR MERGER SUB ARE RELYING ON ANY REPRESENTATIONS OR WARRANTIES OTHER THAN AS CONTAINED IN THIS AGREEMENT) AND EACH HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES MADE BY ITSELF OR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, FINANCIAL AND LEGAL ADVISORS OR OTHER REPRESENTATIVES, WITH RESPECT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO ANY OTHER PARTY OR ANY OTHER PARTY'S REPRESENTATIVES OF ANY DOCUMENT OR OTHER INFORMATION WITH RESPECT TO ONE OR MORE OF THE FOREGOING.

        Section 9.8    Assignment.    Neither this Agreement nor any of the rights, interests or obligations shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Merger Sub, upon two (2) Business Days' prior written notice to the Company, may, subject to Sections 1.6 and 5.2(d), assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to Parent or to any direct (or indirect, in the event that the transaction is restructured pursuant to Section 1.6) wholly-owned Subsidiary of Parent, provided, that no such assignment shall relieve Parent, Merger Sub or ADT Security Services of any of its obligations hereunder and provided further, that such assignment shall not impede or delay the ability of the parties to obtain any necessary approvals of any Governmental Entity required for the transactions contemplated by this Agreement or otherwise impede the rights of the Company Shareholders under this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

        Section 9.9    Third Party Beneficiaries.    Except for (a) the rights of the holders of shares of Company Common Stock to receive the Merger Consideration from and after the Effective Time, (b) the rights of holders of equity awards of the Company pursuant to Section 2.7 from the Effective Time, (c) the right of the Company on behalf of the Company Shareholders to pursue damages (including claims for damages based on loss of the economic benefits of the transaction to the Company Shareholders) in the event of Parent's or Merger Sub's failure to effect the Merger as required by this Agreement or material breach of this Agreement that contributed to a failure of any of the conditions to Closing from being satisfied, which right is hereby expressly acknowledged and agreed by each of Parent, Merger Sub and ADT Security Services, who shall each be jointly and severally liable for any such damages for which Parent and/or Merger Sub are found liable, and (d) the rights of Indemnified Parties under the provisions of Section 6.7 (Indemnification of Directors and Officers), this Agreement is not intended to and shall not confer upon any Person, other than the parties hereto, any rights or remedies hereunder. The third-party beneficiary rights referenced in clause (c) of the preceding sentence may be exercised only by the Company (on behalf of the Company Shareholders as their agent) through actions expressly approved by the Company Board, and no Company Shareholder, whether purporting to act in its capacity as a shareholder or purporting to assert any right (derivatively or otherwise) on behalf of the Company, shall have any right or ability to exercise or cause the exercise of any such right. The Company, Parent, Merger Sub and ADT Security Services acknowledge and agree that the agreements contained in Section 9.9(c) are an integral part of the transactions contemplated by this Agreement, that ADT Security Services' obligations hereunder are a material inducement to the Company entering into this Agreement, and that, without these agreements, the Company would not enter into this Agreement.

        Section 9.10    Governing Law; Exclusive Jurisdiction; Waiver of Jury Trial.

          (a)   THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY AND ALL DISPUTES BETWEEN THE PARTIES UNDER OR RELATING TO THIS AGREEMENT OR THE FACTS AND CIRCUMSTANCES LEADING TO ITS EXECUTION, WHETHER IN CONTRACT, TORT OR OTHERWISE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT REFERENCE TO SUCH STATE'S PRINCIPLES OF CONFLICTS OF LAW). THE DELAWARE COURT OF CHANCERY (AND IF THE DELAWARE COURT OF CHANCERY SHALL BE UNAVAILABLE, ANY DELAWARE STATE COURT AND THE FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE STATE OF DELAWARE) WILL HAVE EXCLUSIVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN THE PARTIES HERETO, WHETHER IN LAW OR EQUITY, BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY OR THE FACTS AND CIRCUMSTANCES LEADING TO ITS EXECUTION, WHETHER IN CONTRACT, TORT OR OTHERWISE. EACH OF THE PARTIES IRREVOCABLY CONSENTS TO AND AGREES TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS, AGREES THAT PROCESS MAY BE SERVED UPON THEM IN ANY MANNER AUTHORIZED BY THE LAWS OF THE STATE OF DELAWARE, AND HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (i) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, (ii) SUCH PARTY AND SUCH PARTY'S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR (iii) ANY LITIGATION COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM.

          (b)   THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT WHICH ANY PARTY MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY PROCEEDING, LITIGATION OR COUNTERCLAIM BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. IF THE SUBJECT MATTER OF ANY LAWSUIT IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY TO THIS AGREEMENT SHALL PRESENT AS A NON-COMPULSORY COUNTERCLAIM IN ANY SUCH LAWSUIT ANY CLAIM BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. FURTHERMORE, NO PARTY TO THIS

  AGREEMENT SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED.

          (c)   Each of the parties hereto irrevocably and unconditionally confirms and agrees that it has (i) taken all necessary action to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process and (ii) notified the other parties hereto of the name and address of such agent. Each of the parties hereto agrees that to the fullest extent permitted by Law, service of process may be made on such party by prepaid certified mail, and that, to the fullest extent permitted by applicable Law, service made pursuant to this Section 9.10(c) shall have the same legal force and effect as if served upon such party personally within the State of Delaware. For purposes of implementing the parties' agreement to appoint and maintain an agent for service of process in the State of Delaware, each of Parent, Merger Sub and ADT Security Services does hereby appoint The Corporation Trust Company as such agent.

        Section 9.11    Disclosure Letters.    Disclosure of any matter in any section of the Company Disclosure Letter or the Parent Disclosure Letter shall be deemed to be disclosed with respect to any other Section of this Agreement to the extent that it is reasonably apparent that such disclosure is applicable to such other Section. The mere inclusion of an item in such Company Disclosure Letter or the Parent Disclosure Letter as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would have a Company Material Adverse Effect or a Parent Material Adverse Effect, as applicable.

        Section 9.12    Interpretation; Rules of Construction.    When a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference is to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The phrase "the date of this Agreement" and terms of similar import, unless the context otherwise requires, shall be deemed to refer to the date set forth in the first paragraph of this Agreement. The table of contents and headings contained in this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement. As used in this Agreement, (a) the words "include," "includes" or "including" shall be deemed to be followed by the words "without limitation," (b) the word "or" shall not be exclusive, (c) the words "hereof," "herein," "hereunder" and "hereto" words of similar import refer to this Agreement as a whole (including any Exhibits and Schedules hereto) and not to any particular provision of this Agreement, (d) all references to any period of days shall be to the relevant number of calendar days unless otherwise specified, (e) all references to dollars or $ shall be references to United States dollars, and (f) all accounting terms shall have their respective meanings under GAAP. All terms defined in this Agreement will have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes (provided that, in the case of Contracts that are the subject of representations and warranties set forth herein, copies of all amendments, modifications, waivers, consents or supplements have been provided on or prior to the date of this Agreement to the party to whom such representations and warranties are being made). The parties hereto have participated jointly in the negotiating and drafting of this Agreement and, in the event an ambiguity or question of intent arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

        Section 9.13    Counterparts.    This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Facsimile or Portable Document Format (PDF) transmission of any signature will be deemed the same as delivery of an original.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

BRINK'S HOME SECURITY HOLDINGS, INC.
By:	/s/ ROBERT B. ALLEN
	Name:	Robert B. Allen
	Title:	President and Chief Executive Officer
TYCO INTERNATIONAL LTD.
By:	/s/ EDWARD D. BREEN
	Name:	Edward D. Breen
	Title:	Chief Executive Officer
BARRICADE MERGER SUB, INC.
By:	/s/ EDWARD D. BREEN
	Name:	Edward D. Breen
	Title:	President
SOLELY FOR PURPOSES OF SECTIONS 9.8, 9.9(C) AND 9.10:
ADT SECURITY SERVICES, INC.
By:	/s/ JOHN B. KOCH
	Name:	John B. Koch
	Title:	President

 EXECUTION COPY

AMENDMENT NO. 1
TO THE
AGREEMENT AND PLAN OF MERGER

        AMENDMENT NO. 1 (this "Amendment") dated as of March 22, 2010 to the Agreement and Plan of Merger (the "Merger Agreement") dated as of January 18, 2010 among Tyco International Ltd., a corporation limited by shares (Aktiengesellschaft) organized under the laws of Switzerland ("Parent"), Barricade Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent ("Merger Sub"), Brink's Home Security Holdings, Inc., a Virginia corporation (the "Company"), and, solely for the limited purposes stated therein, ADT Security Services, Inc., a Delaware corporation and wholly owned subsidiary of Parent ("ADT" and, collectively, with Parent, Merger Sub and the Company, the "Parties"). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Merger Agreement.

        WHEREAS, pursuant to Section 9.5 of the Merger Agreement, any provision of the Merger Agreement may be amended or waived prior to the Effective Time in accordance with the terms set forth therein; and

        WHEREAS, the Parties hereto desire to amend the Merger Agreement as set forth below.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Parties hereby agree as follows:

        1.     Section 2.2(b) of the Merger Agreement is hereby amended by replacing the second sentence thereof with the following:

  Any Company Common Stock with respect to which the Exchange Agent has not received an effective, properly completed Election Form on or before 5:00 p.m., New York time, on the Business Day that is five (5) Business Days prior to the Closing Date (which date shall be publicly announced by Parent as soon as reasonably practicable but in no event less than seven (7) Business Days prior to the Closing Date) (or such other time and date as the Company and Parent shall agree in writing) (the "Election Deadline") shall be deemed to be "Non-Electing Company Shares".

        2.     Section 2.4(g) of the Merger Agreement is hereby amended and restated in its entirety as follows:

          (g)   No dividends or other distributions with respect to Parent Shares issued in the Merger shall be paid to the holder of any unsurrendered Certificates or Book-Entry Shares until such Certificates or Book-Entry Shares are surrendered as provided in this Section 2.4. Following such surrender, subject to the effect of escheat, Tax or other applicable Law, there shall be paid, without interest, to the record holder of the Parent Shares, if any, issued in exchange therefor (i) at the time of such surrender, all dividends and other distributions payable in respect of any such Parent Shares with a record date after the Effective Time and a payment date on or prior to the date of such surrender and not previously paid, (ii) at the appropriate payment date, the dividends or other distributions payable with respect to such Parent Shares with a record date after the Effective Time but with a payment date subsequent to such surrender and (iii) at the appropriate payment date, without duplication to or limitation of the payments payable pursuant to clauses (i) and (ii) above, to the extent the Closing occurs prior to the registration of the capital reduction of Parent's registered share capital in the register of commerce in Schaffhausen, Switzerland, which registration is scheduled for the last week of May 2010 and relates to the portion of Parent's annual dividend for Parent's third fiscal quarter 2010, approved by Parent's shareholders on March 10, 2010 (the "Quarterly Dividend"), an amount per Parent Share equal to the Quarterly Dividend. For purposes of dividends or other distributions in respect of Parent Shares, all Parent Shares to be issued pursuant to the Merger shall be entitled to dividends pursuant to the immediately preceding sentence as if issued and outstanding as of the Effective Time.

        3.     The following definitions in Section 9.1 of the Merger Agreement are hereby amended and restated in their entirety as follows:

          "Available Cash Amount" means $584,502,942 plus the product of (x) the number of shares of Company Common Stock issued upon the exercise of Company Stock Options outstanding as of the date hereof between the period beginning on the date of this Agreement and ending on the fifth full trading day prior to the Effective Time and (y) $12.75.

          "Parent Share Value" means the 10-day aggregate volume weighted-average per share price, rounded to two decimal points, of Parent Shares on the NYSE (as reported on Bloomberg) for the period of the ten (10) consecutive trading days ending on the fifth full trading day prior to the Effective Time.

        4.     Section 9.1 of the Merger Agreement is hereby amended by adding the following definition after the definition of "Proxy Statement/Prospectus":

          "Quarterly Dividend" has the meaning set forth in Section 2.4(g).

        5.     Except as set forth herein, the Parties' rights under the Merger Agreement shall remain unaffected and shall continue in full force and effect. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Merger Agreement.

        6.     This Amendment shall form a part of the Merger Agreement for all purposes, and each party thereto and hereto shall be bound hereby. From and after the execution of this Amendment by the Parties hereto, any reference to the Merger Agreement shall be deemed a reference to the Merger Agreement as amended hereby (unless the context specifically requires otherwise).

        7.     THIS AMENDMENT AND ALL DISPUTES BETWEEN THE PARTIES UNDER OR RELATING TO THIS AMENDMENT OR THE FACTS AND CIRCUMSTANCES LEADING TO ITS EXECUTION, WHETHER IN CONTRACT, TORT OR OTHERWISE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT REFERENCE TO SUCH STATE'S PRINCIPLES OF CONFLICTS OF LAW).

        8.     This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Facsimile or Portable Document Format (PDF) transmission of any signature will be deemed the same as delivery of an original.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

BRINK'S HOME SECURITY HOLDINGS, INC.
By:	/s/ JOHN S. DAVIS
	Name:	John S. Davis
	Title:	Senior Vice President and General Counsel
TYCO INTERNATIONAL LTD.
By:	/s/ EDWARD D. BREEN
	Name:	Edward D. Breen
	Title:	Chief Executive Officer
BARRICADE MERGER SUB, INC.
By:	/s/ EDWARD D. BREEN
	Name:	Edward D. Breen
	Title:	President
ADT SECURITY SERVICES, INC.
By:	/s/ JOHN B. KOCH
	Name:	John B. Koch
	Title:	President

Annex B

PLAN OF MERGER

MERGING

BRINK'S HOME SECURITY HOLDINGS, INC.,
A VIRGINIA CORPORATION

WITH AND INTO

BARRICADE MERGER SUB, INC.
A DELAWARE CORPORATION

        Pursuant to this Plan of Merger, Brink's Home Security Holdings, Inc., a Virginia corporation (the "Company"), shall merge with and into Barricade Merger Sub, Inc., a Delaware corporation ("Merger Sub").

ARTICLE I

THE MERGER

        Section 1.01.    The Merger.    At the Effective Time (as hereinafter defined) the Company shall merge (the "Merger") with and into Merger Sub. Merger Sub shall be the surviving corporation (the "Surviving Corporation") in the Merger and shall continue its corporate existence under the laws of the State of Delaware. Upon consummation of the Merger, the separate corporate existence of the Company shall terminate.

        Section 1.02.    Effective Time.    The Merger shall become effective in accordance with this Plan of Merger upon (i) the filing of a certificate of merger in customary form (the "Delaware Certificate of Merger") with the Secretary of State of the State of Delaware and the issuance of a certificate of merger by the SCC with respect to the Merger or (ii) at such later date and time as may be agreed to by Parent and the Company in writing and specified in the Delaware Certificate of Merger and the articles of merger in customary form meeting the requirements of Section 13.1-720 of the VSCA to be filed with the SCC. The date and time the Merger becomes effective is hereinafter referred to as the "Effective Time."

        Section 1.03.    Effect Of Merger.    At and after the Effective Time, the Merger shall have the effects set forth in the General Corporation Law of the State of Delaware (the "DGCL") and the VSCA.

        Section 1.04.    Conversion Of Shares.

        (a)   At the Effective Time, subject to the provisions of this Section 1.04, each share of common stock of the Company, having no par value ("Company Common Stock"), issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock to be canceled pursuant to Section 1.04(e)), shall, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or any equity holder thereof, be converted into and shall thereafter represent the right to receive the following consideration (collectively, the "Merger Consideration"):

            (i)  Each share of Company Common Stock with respect to which an election to receive, subject to adjustment in accordance with Section 1.04(g), a combination of stock and cash (a "Mixed Election") has been effectively made and not revoked pursuant to Section 1.05 (each, a "Mixed Consideration Electing Share") and each Non-Electing Company Share (as defined in Section 1.05(b)) shall be converted into the right to receive (which consideration combination shall hereinafter be referred to as the "Mixed Consideration") (A) $12.75 per share in cash without interest (the "Per Share Cash Consideration") and (B) a fraction of a validly issued, fully paid in and nonassessable Parent Share (the "Mixed Election Per Share Equity Consideration") equal to the quotient determined by dividing $29.75 by the Parent Share Value (as may be adjusted pursuant to the proviso in this sentence) and rounding to the nearest ten-thousandth of a share; provided, that if the Parent Share Value is equal to or greater than $40.29, the Parent Share Value shall be $40.29 and if the Parent Share Value is equal to or less than $32.97, then the Parent Share Value shall be $32.97 (such Parent Share Value, as adjusted, the "Adjusted Parent Share Value");

           (ii)  Each share of Company Common Stock with respect to which an election to receive cash (a "Cash Election") has been effectively made and not revoked pursuant to Section 1.05 (each, a "Cash Electing Company Share") shall be converted, subject to Section 1.04(b), and Section 1.04(g), into the right to receive $42.50 in cash without interest (the "Per Share Cash Election Consideration"); and

          (iii)  Each share of Company Common Stock with respect to which an election to receive stock consideration (a "Stock Election") is properly made and not revoked pursuant to Section 1.05 (each, a "Stock Electing Company Share") shall be converted (subject to Section 1.04(g)), into the right to receive a fraction of a validly issued, fully paid in and nonassessable Parent Share (together with any cash in lieu of fractional Parent Shares to be paid pursuant to Section 1.06, the "Stock Consideration") equal to, rounded to the nearest ten-thousandth of a share, the quotient determined by dividing $42.50 by either (A) the Parent Share Value, or (B) the Adjusted Parent Share Value (as calculated in Section 1.04(a)(i)) if and only if the Parent Share Value is (1) equal to or greater than $40.29 or (2) equal to or less than $32.97.

        (b)   Notwithstanding the foregoing, if (A) (1) the product of the number of Cash Electing Company Shares multiplied by the Per Share Cash Election Consideration (such amount, the "Cash Election Amount") plus (2) the product of the number of Mixed Consideration Electing Shares multiplied by the Per Share Cash Consideration (clause (1) and (2) together, the "Aggregate Elected Cash Consideration") exceeds (B) the Available Cash Amount (such amount by which (A) exceeds (B), the "Cash Oversubscription Amount"), then each Cash Electing Company Share shall be converted into a right to receive (1) an amount of cash (without interest) equal to (a) the Cash Election Amount less the Cash Oversubscription Amount, divided by (b) the number of Cash Electing Company Shares (such amount, the "Adjusted Per Share Cash Election Amount") and (2) a number of validly issued, fully paid in and nonassessable Parent Shares, rounding to the nearest ten-thousandth of a share, equal to (a) the Per Share Cash Election Consideration, less the Adjusted Per Share Cash Election Amount, divided by (b) (i) the Parent Share Value or (ii) the Adjusted Parent Share Value (as calculated in Section 1.04(a)(i)) if and only if the Parent Share Value is (1) equal to or greater than $40.29 or (2) equal to or less than $32.97.

        (c)   Notwithstanding the definition of Available Cash Amount, in the event there is a Cash Oversubscription Amount as calculated pursuant to Section 1.04(b), Parent shall have the option, in its sole discretion, to increase the amount of the Available Cash Amount to any amount up to and including the amount of the Aggregate Elected Cash Consideration; provided, that Parent may not increase the Available Cash Amount to an amount that, in the opinion of counsel to Parent or counsel to the Company, would cause either of such counsel to be unable to render its opinion described in Section 7.2(c) and Section 7.3(c) of the Merger Agreement, respectively, and nothing in this Section 1.04(c) shall affect the consideration with respect to a Stock Electing Company Share.

        (d)   [Reserved.]

        (e)   From and after the Effective Time, each share of Company Common Stock held by Parent, Merger Sub or any other Subsidiary of Parent or the Company immediately prior to the Effective Time (collectively, the "Cancelled Shares") shall automatically (i) cease to be outstanding, (ii) be canceled and retired without payment of any consideration therefor, and (iii) cease to exist.

        (f)    All shares of Company Common Stock outstanding at the Effective Time and converted into Merger Consideration pursuant to this Section 1.04 (collectively, the "Shares"), shall no longer be outstanding and shall automatically be canceled and shall cease to exist as of the Effective Time, and each certificate previously representing any such Shares (a "Certificate") and non-certificated Shares represented by a book entry (the "Book-Entry Shares") shall thereafter represent the right to receive, with respect to each underlying Share, (i) the consideration to which such holder may be entitled pursuant to this Section 1.04, (ii) any dividends and other distributions in accordance with Section 1.07(g) and (iii) any cash to be paid in lieu of any fractional Parent Share in accordance with Section 1.06.

        (g)   If at any time during the period between the date of the Merger Agreement and the Effective Time, any change in the outstanding capital stock of Parent or the outstanding common stock of the Company shall occur by reason of any reclassification, recapitalization, stock split (including a reverse stock split) or combination, exchange, merger, consolidation or readjustment of shares, or any stock dividend or stock distribution thereon with a record date during such period, or any similar transaction or event, the Merger Consideration, the exchange ratios and any other similarly dependent items described herein, as the case may be, shall be appropriately adjusted to provide the holders of Company Common Stock the same economic effect as contemplated by the Merger Agreement prior to such event, and as so adjusted shall, from and after the date of such event, be the Merger Consideration, the applicable exchange ratio or other dependent item, as applicable, subject to further adjustment in accordance with this sentence.

        (h)   At the Effective Time, each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall remain outstanding and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

        Section 1.05.    Election Procedures.

        (a)   At the time of mailing of the Proxy Statement/Prospectus to holders of record of Company Common Stock entitled to vote at the Company Shareholders Meeting (such date, the "Mailing Date"), an election form and other appropriate and customary transmittal materials (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates theretofore representing shares of Company Common Stock, or Book-Entry Shares, shall pass, only upon proper delivery of such Certificates or Book-Entry Shares, respectively, to the Exchange Agent (as defined in Section 1.07), upon adherence to the procedures set forth in the letter of transmittal) in such form as Parent and the Company shall reasonably agree (the "Election Form") shall be mailed to each holder of record of shares of Company Common Stock as of the record date for the Company Shareholders Meeting.

        (b)   Each Election Form shall permit the holder (or the Beneficial Owner through appropriate and customary documentation and instructions) to specify (i) the number of shares of such holder's Company Common Stock with respect to which such holder makes a Cash Election, (ii) the number of shares of such holder's Company Common Stock with respect to which such holder elects to make a Stock Election, or (iii) the number of shares of such holder's Company Common Stock with respect to which such holder elects to make a Mixed Election. Any Company Common Stock with respect to which the Exchange Agent has not received an effective, properly completed Election Form on or before 5:00 p.m., New York time, on the Business Day that is five (5) Business Days prior to the Closing Date (which date shall be publicly announced by Parent as soon as reasonably practicable but in no event less than seven (7) Business Days prior to the Closing Date) (or such other time and date as the Company and Parent shall agree in writing) (the "Election Deadline") shall be deemed to be "Non-Electing Company Shares". If the Effective Time is delayed to a subsequent date, the Election Deadline shall be similarly delayed to a subsequent date, and Parent shall promptly announce any such delay and, when determined, the rescheduled Election Deadline.

        (c)   Parent shall make Election Forms available as may reasonably be requested from time to time by all Persons who become holders (or Beneficial Owners) of Company Common Stock between the record date for the Company Shareholders Meeting and the Election Deadline, and the Company shall provide to the Exchange Agent all information reasonably necessary for it to perform as specified herein and as specified in any agreement with the Exchange Agent.

        (d)   Any election made pursuant to this Section 1.05 shall have been properly made only if the Exchange Agent shall have actually received a properly completed Election Form prior to the Election Deadline. An Election Form shall be deemed properly completed only (i) if accompanied by one or more Certificates duly endorsed in blank or otherwise in form acceptable for transfer on the books of the Company (or by an appropriate guarantee of delivery of such Certificates as set forth in such Election Form from a firm that is an "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Exchange Act) and/or (ii) upon receipt of an "agent's message" by the Exchange Agent or such other evidence of transfer of Book-Entry Shares to the Exchange Agent as the Exchange Agent may reasonably request, collectively representing all shares of Company Common Stock covered by such Election Form, together with duly executed transmittal materials included with the Election Form. Any Election Form may be revoked or changed by the Person submitting such Election Form, by written notice received by the Exchange Agent prior to the Election Deadline. In the event an Election Form is revoked prior to the Election Deadline, the shares of Company Common Stock represented by such Election Form shall become Non-Electing Company Shares and Parent shall cause the Certificates representing such shares of Company Common Stock or Book-Entry Shares to be promptly returned without charge to the Person submitting the Election Form upon such revocation or written request to that effect from the holder who submitted the Election Form; provided, that a subsequent election may be made with respect to any or all of such shares of Company Common Stock pursuant to this Section 1.05. In addition, all Cash Elections, Stock Elections and Mixed Elections shall automatically be revoked and all Certificates representing shares of Company Common Stock shall be promptly returned without charge if the Merger Agreement is terminated in accordance with Article VIII of the Merger Agreement.

        (e)   Subject to the terms of the Merger Agreement and of the Election Form, the Exchange Agent, in consultation with both Parent and the Company, shall have reasonable discretion to determine whether any election, revocation or change has been properly or timely made and to disregard immaterial defects in the Election Forms, and any good faith decisions of the Exchange Agent regarding such matters shall be binding and conclusive. None of Parent or the Company or the Exchange Agent shall be under any obligation to notify any Person of any defect in an Election Form.

        Section 1.06.    No Fractional Shares.    No certificates or scrip representing fractional Parent Shares or book-entry credit of the same shall be issued upon the surrender for exchange of Certificates (or effective affidavits of loss in lieu thereof) or Book-Entry Shares, no dividends or other distributions of Parent shall relate to such fractional share interests, including any fractional share interests resulting pursuant to Section 1.04(a), and such fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of Parent. In lieu of such fractional share interests, Parent shall pay to each holder of a Certificate (upon surrender thereof as provided in this Article I) or Book-Entry Share an amount in cash equal to the product obtained by multiplying (y) the fractional share interest to which such holder (after taking into account all shares of Company Common Stock formerly represented by Certificates or Book-Entry Shares) would otherwise be entitled by (z) the Parent Share Value or Adjusted Parent Share Value, as applicable.

        Section 1.07.    Exchange of Certificates.

        (a)   Prior to the Mailing Date, Parent shall appoint a commercial bank or trust company reasonably acceptable to the Company to act as agent (the "Exchange Agent") for the purpose of exchanging Certificates and Book-Entry Shares for the Merger Consideration. Parent shall pay all costs, fees, and expenses incurred in connection with the retention and engagement of the Exchange Agent. In connection with the foregoing, Parent and Merger Sub shall enter into an exchange agent and nominee agreement with the Exchange Agent, in a form reasonably acceptable to the Company, setting forth the procedures to be used in accomplishing the deliveries and other actions contemplated by this Section 1.07 and Section 1.05.

        (b)   As soon as reasonably practicable after the Effective Time, Parent shall cause to be mailed to each record holder, as of the Effective Time, of Certificates or Book-Entry Shares (other than any holder which has previously and properly surrendered all of its Certificate(s) to the Exchange Agent in accordance with Section 1.05) (each, an "Electing Shareholder"), a form of letter of transmittal (which shall be in customary form and shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent or, in the case of Book-Entry Shares, upon adherence to the procedures set forth in the letter of transmittal) and instructions for use in effecting the surrender of the Certificates or, in the case of Book-Entry Shares, the surrender of such Shares in exchange for the Merger Consideration.

        (c)   Immediately prior to the Effective Time, Parent shall (1) issue and deposit or cause to be deposited with the Exchange Agent to be held in trust for the holders of Company Common Stock, evidence of shares in book-entry form in compliance with the Parent's articles of association and all applicable Laws, representing Parent Shares issuable pursuant to Section 1.04 in exchange for outstanding Company Common Stock for which a Stock Election or Mixed Election (to the extent such consideration is payable in Parent Shares) has been made and for Non-Electing Company Shares (to the extent such consideration is payable in Parent Shares) and an amount of cash representing the aggregate cash consideration payable pursuant to Section 1.04 and (2) deposit with the Exchange Agent, from time to time as needed, cash in amounts that are sufficient to pay cash in lieu of fractional shares pursuant to Section 1.06, and to make any dividends or other distributions pursuant to Section 1.07(g), in each case, to be paid in respect of the Certificates and the Book-Entry Shares by holders thereof who have properly delivered to the Exchange Agent their Company Common Stock. Any cash and Parent Shares deposited with the Exchange Agent shall hereinafter be referred to as the "Exchange Fund." The Exchange Agent shall, subject to the terms of the exchange agent and nominee agreement entered into with Parent, deliver the Merger Consideration contemplated to be issued pursuant to Section 1.04, Section 1.05 and Section 1.06 out of the Exchange Fund. Until used for that purpose, the cash portion of the Exchange Fund shall be invested by the Exchange Agent in short-term obligations of or guaranteed by the United States of America or short-term obligations of an agency of the United States of America which are backed by the full faith and credit of the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody's Investors Services Inc. or Standard & Poor's Corporation, or in deposit accounts, short-term certificates of deposit or banker's acceptances of, repurchase or reverse repurchase agreements with commercial banks which have capital, surplus and undivided profits aggregating more than $10 billion (based on the most recent financial statements of the banks which are then publicly available at the Securities and Exchange Commission or otherwise); provided, that no such investment or losses thereon shall affect the Merger Consideration payable to former Company Shareholders entitled to receive such consideration or cash in lieu of fractional interests, and Parent shall promptly provide, or shall cause the Surviving Corporation to promptly provide, additional cash funds to the Exchange Agent for the benefit of the former Company Shareholders in the amount of any such losses. The Exchange Fund shall not be used for any purpose other than the foregoing.

        (d)   Each holder of shares of Company Common Stock that have been converted into a right to receive the Merger Consideration, upon (i) with respect to any Electing Shareholder, completion of the calculations required by Section 1.04(a) and Section 1.04(b) or (ii) with respect to any holder that is not an Electing Shareholder, surrender of a Certificate or Book-Entry Shares to the Exchange Agent together with the letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, will be entitled to receive in exchange therefor (A) one or more Parent Shares which shall be in uncertificated book-entry form and which shall represent, in the aggregate, the whole number of Parent Shares that such holder has the right to receive pursuant to Section 1.04 (after taking into account all shares of Company Common Stock then held by such holder) and (B) a check in the amount equal to any cash that such holder has the right to receive pursuant to this Article I, consisting of the cash consideration pursuant to Section 1.04(a), cash in lieu of any fractional shares of Company Common Stock, as the case may be, pursuant to Section 1.06 and any dividends and other distributions pursuant to Section 1.07(g), in each case, less any required withholding taxes. The Merger Consideration shall be paid as promptly as reasonably practicable after receipt by the Exchange Agent of the Certificate or Book-Entry Share and letter of transmittal in accordance with the foregoing. No interest shall be paid or accrued on any Merger Consideration, cash in lieu of fractional shares in accordance with this Article I hereof or on any unpaid dividends and distributions payable to holders of Certificates or Book-Entry Shares. Until so surrendered, each such Certificate and Book-Entry Share shall, from and after the Effective Time, represent for all purposes only the right to receive the Merger Consideration, the issuance or payment of which (including any cash in lieu of fractional shares) shall be deemed to be the satisfaction in full of all rights pertaining to shares of Company Common Stock converted in the Merger.

        (e)   If any cash payment is to be made to a Person other than the Person in whose name the applicable surrendered Certificate or Book-Entry Share is registered, it shall be a condition of such payment that the Person requesting such payment shall pay any transfer or other similar Taxes required by reason of the making of such cash payment to a Person other than the registered holder of the surrendered Certificate or Book-Entry Share or shall establish to the reasonable satisfaction of the Exchange Agent that such Tax has been paid or is not payable. If any portion of the Merger Consideration is to be registered in the name of a Person other than the Person in whose name the applicable surrendered Certificate or Book-Entry Share is registered, it shall be a condition to the registration thereof that the surrendered Certificate or Book-Entry Share shall be properly endorsed or otherwise be in proper form for transfer and that the Person requesting such delivery of the Merger Consideration shall pay to the Exchange Agent any transfer or other similar Taxes required as a result of such registration in the name of a Person other than the registered holder of such Certificate or Book-Entry Share or establish to the reasonable satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

        (f)    At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of shares of Company Common Stock thereafter. If, after the Effective Time, any Certificates or Book-Entry Shares representing such shares are presented for transfer to the Exchange Agent, each such share shall be cancelled and exchanged for the Merger Consideration provided for in this Article I in accordance with the terms hereof. In the event of a transfer of ownership of any share of Company Common Stock prior to the Effective Time that has not been registered in the transfer records of the Company, the Merger Consideration payable in respect of such share of Company Common Stock shall be paid to the transferee of such share if the Certificate or Book-Entry Share that previously represented such share is presented to the Exchange Agent accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid. From and after the Effective Time, the holders of Certificates and Book-Entry Shares representing shares of Company Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Company Common Stock except as otherwise provided in the Merger Agreement or by applicable Law.

        (g)   No dividends or other distributions with respect to Parent Shares issued in the Merger shall be paid to the holder of any unsurrendered Certificates or Book-Entry Shares until such Certificates or Book-Entry Shares are surrendered as provided in this Section 1.07. Following such surrender, subject to the effect of escheat, Tax or other applicable Law, there shall be paid, without interest, to the record holder of the Parent Shares, if any, issued in exchange therefor (i) at the time of such surrender, all dividends and other distributions payable in respect of any such Parent Shares with a record date after the Effective Time and a payment date on or prior to the date of such surrender and not previously paid, (ii) at the appropriate payment date, the dividends or other distributions payable with respect to such Parent Shares with a record date after the Effective Time but with a payment date subsequent to such surrender and (iii) at the appropriate payment date, without duplication to or limitation of the payments payable pursuant to clauses (i) and (ii) above, to the extent the Closing occurs prior to the registration of the capital reduction of Parent's registered share capital in the register of commerce in Schaffhausen, Switzerland, which registration is scheduled for the last week of May 2010 and relates to the portion of Parent's annual dividend for Parent's third fiscal quarter 2010, approved by Parent's shareholders on March 10, 2010 (the "Quarterly Dividend"), an amount per Parent Share equal to the Quarterly Dividend. For purposes of dividends or other distributions in respect of Parent Shares, all Parent Shares to be issued pursuant to the Merger shall be entitled to dividends pursuant to the immediately preceding sentence as if issued and outstanding as of the Effective Time.

        Section 1.08.    Termination of Fund.    Any portion of the Exchange Fund that remains unclaimed by the Company Shareholders for twelve (12) months after the Effective Time shall be paid to the Surviving Corporation or, if so directed by the Surviving Corporation, to Parent. Any Company Shareholders who have not theretofore complied with this Article I shall thereafter look only to Parent and the Surviving Corporation for payment of the Merger Consideration deliverable in respect of each share of Company Common Stock formerly held by such shareholder as determined pursuant to the Merger Agreement without any interest thereon, and Parent and the Surviving Corporation shall be responsible with respect to such payment. Notwithstanding the foregoing, none of the Company, Parent, the Exchange Agent or any other Person shall be liable to any former holder of shares of Company Common Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar Laws.

        Section 1.09.    Lost, Stolen or Destroyed Certificates.    In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required, the posting by the holder of a bond in customary amount as indemnity against any claim that may be made against it with respect to the Certificate, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration such holder has a right to receive pursuant to this Article I.

        Section 1.10.    Company Equity Awards.

        (a)   Company Stock Options.    At the Effective Time, each option to purchase shares of Company Common Stock granted under the Brink's Home Security Holdings, Inc. 2008 Equity Incentive Plan and the Brink's Home Security Holdings, Inc. Non-Employee Directors' Equity Plan (collectively, the "Company Stock Plans") that is unexpired and outstanding immediately prior to the Effective Time (the "Company Stock Options"), other than the 2010 Company Stock Options, shall vest and become fully exercisable, whether or not then vested or subject to any performance condition or other restriction. At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each Company Stock Option shall be converted into an option to purchase the number of Parent Shares equal to the product of (x) the Stock Award Conversion Fraction, and (y) the number of shares of Company Common Stock covered by such Company Stock Option (rounded down to the nearest whole share and assuming each Company Stock Option was otherwise vested and fully exercisable), at an exercise price per share (rounded up to the nearest cent) equal to the exercise price for each such share of Company Common Stock subject to a Company Stock Option divided by the

Stock Award Conversion Fraction, which shall, however, correspond at least to the nominal value of a Parent Share at the time of exercise. The other terms of each such Company Stock Option shall continue to apply in accordance with their terms (substituting references to the Company to references to Parent, where appropriate), provided, however, that Parent shall treat each Company Stock Option, other than the 2010 Company Stock Options, as fully vested and immediately exercisable. Each Company Stock Option converted pursuant to the terms of this Section 1.10(a) shall be referred to as a "Parent Exchange Option." Parent shall reserve for issuance the number of Parent Shares subject to Parent Exchange Options pursuant to this Section 1.10(a) . For purposes of this Section 1.10(a), the "Stock Award Conversion Fraction" shall mean (i) $42.50 divided by (ii) (A) the Parent Share Value or (B) the Adjusted Parent Share Value (as calculated in Section 1.04(a)(i) ) if and only if the Parent Share Value is (1) equal to or greater than $40.29 or (2) equal to or less than $32.97, subject to adjustment in accordance with Section 1.04(g). The adjustments provided herein with respect to any Company Stock Options that are "incentive stock options" as defined in Section 422 of the Code shall be, and are intended to be, effected in a manner which is consistent with Section 424(a) of the Code. The number of shares subject to any Parent Exchange Option and the exercise price per share of such Parent Exchange Option shall be determined in a manner which would not result in the conversion of Company Stock Options into Parent Exchange Options being treated as a new grant of stock options under Section 409A of the Code, and the Company and Parent shall agree upon any adjustments to this Section 1.10(a) necessary to avoid such new grant of stock options (provided, that in any event each Parent Exchange Option shall have an exercise price corresponding to at least the nominal value of a Parent Share at the time of exercise).

        (b)   Company Restricted Stock Units.    Immediately prior to the Effective Time, each outstanding right to receive shares of Company Common Stock pursuant to a stock unit award granted under any Company Stock Plan that is subject to any performance condition or other restrictions (each, a "Company Restricted Stock Unit"), which has not lapsed immediately prior to the Effective Time shall become fully vested. Such Company Restricted Stock Units shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into a restricted share unit with respect to the number Parent Shares that is equal to the number of shares of Company Common Stock subject to the Company Restricted Stock Unit immediately prior to the Effective Time multiplied by the Stock Award Conversion Fraction (rounded to the nearest whole share) (a "Parent Exchange Restricted Stock Unit"), and otherwise on the same terms and conditions as applied to each such Company Restricted Stock Unit immediately prior to the Effective Time. The obligations in respect of the Parent Exchange Restricted Stock Units shall be payable or distributable in accordance with the terms of the agreement, plan or arrangement relating to such Parent Exchange Restricted Stock Units.

        (c)   Company Deferred Units.    At the Effective Time, each right under the Company Benefit Plans (other than any 401(k) Plan) of any kind, contingent or accrued, to acquire or receive shares of Company Common Stock (other than Company Stock Options and Company Restricted Stock Units), including the deferred Company share units held in the participant accounts under the Brink's Home Security Holdings, Inc. Non-Employee Directors' Equity Plan, the Brink's Home Security Holdings, Inc. Directors' Stock Accumulation Plan and the Brink's Home Security Holdings, Inc. Key Employees' Deferred Compensation Program (such Company Benefit Plans, the "Company Deferred Compensation Plans" and such rights, collectively referred to herein, as the "Company Deferred Units") shall convert into one of the following, at Parent's election: (i) a right to receive a number of Parent Shares equal to (A) the number of shares of Company Common Stock subject to such Company Deferred Unit immediately prior to the Effective Time, multiplied by (B) the Stock Award Conversion Fraction (as so adjusted, the "Adjusted Deferred Units") or (ii) a right to receive an account under the Tyco Supplemental Savings and Retirement Plan (the "Parent Retirement Plan") with a notional balance equal to (i) the number of shares of Company Common Stock subject to such Company Deferred Unit immediately prior to the Effective Time, multiplied by (ii) $42.50 ("Deferred Compensation Account"). Such Adjusted Deferred Unit or Deferred Compensation Account shall be payable or distributable in accordance with the terms of the applicable Company Deferred Compensation Plan, with any Adjusted Deferred Unit otherwise governed by the Company Deferred Compensation Plan and any Deferred Compensation Account otherwise governed by the Parent Retirement Plan.

        (d)   Before the Closing, the Company Board (or, if appropriate, any committee of the Company Board administering the Company Stock Plans) shall take all actions necessary, (including the adoption of resolutions) to effectuate the treatment of the Company Stock Options, Company Restricted Stock Units and Company Deferred Units set forth in Sections 1.10(a) through (c).

        (e)   As of the Effective Time, Parent shall assume the obligations and succeed to the rights of Company under the Company Stock Plans and the Company Deferred Compensation Plans with respect to the Company Stock Options (as converted into Parent Exchange Options), the Company Restricted Stock Units (as converted into Parent Exchange Restricted Stock Units), and the Company Deferred Units (as converted into Adjusted Deferred Units). From and after the Effective Time, all references to Company (other than any references relating to a "change in control" of Company) in each Company Stock Plan and each Company Deferred Compensation Plan and in each agreement evidencing any award of Company Stock Options, Company Restricted Stock Units or Company Deferred Units, shall be deemed to refer to Parent, unless Parent in good faith determines otherwise.

        (f)    Except as otherwise contemplated by this Section 1.10 and except to the extent required under the respective terms of the Company Stock Options, all restrictions or limitations on transfer and vesting with respect to Company Stock Options awarded under the Company Stock Plans or any other plan, program or arrangement of the Company or any of the Company Subsidiaries, to the extent that such restrictions or limitations shall not have already lapsed, shall remain in full force and effect with respect to such Company Stock Options after giving effect to the Merger and the assumption by Parent as set forth above.

        Section 1.11.    Certificate of Incorporation; Bylaws.

        (a)   At the Effective Time, the certificate of incorporation of Merger Sub shall be amended so as to read in its entirety as is set forth on Exhibit B to the Merger Agreement, and, as so amended, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with its terms and as provided by Law.

        (b)   At the Effective Time, and without any further action on the part of the Company and Merger Sub, the bylaws of Merger Sub shall be amended so as to read in its entirety in the form as is set forth in Exhibit C to the Merger Agreement, and, as so amended, shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with its terms, the certificate of incorporation of the Surviving Corporation and as provided by Law.

        Section 1.12.    Officers and Directors.    The officers and directors of Merger Sub immediately prior to the Effective Time shall be the officers and directors of the Surviving Corporation immediately following the Effective Time, each to serve as an officer or director in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.

ARTICLE II

TERMINATION

        This Plan of Merger shall be terminated and the Merger contemplated hereby shall be abandoned if, at any time prior to the Effective Time, the Merger is abandoned in accordance with Section 13.1-721.1 of the VSCA and the Merger Agreement is terminated in accordance with its terms.

 ARTICLE III

AMENDMENT

        The Company and Merger Sub, acting together, reserve the right, by action of their respective Boards of Directors, to amend this Plan of Merger at any time prior to the Effective Time; provided, however, that any such amendment made subsequent to the approval of this Plan of Merger by holders of common stock of Merger Sub or Company Common Stock may not alter or change:

        (a)   The amount or kind of shares or other securities, eligible interests, obligations, rights to acquire shares, other securities or eligible interests, cash or other property to be received under this Plan of Merger by the holders of common stock of Merger Sub or Company Common Stock;

        (b)   The certificate of incorporation of Merger Sub; or

        (c)   Any of the other terms or conditions of this Plan of Merger if the change would adversely affect the holders of common stock of Merger Sub or Company Common Stock in any material respect.

ARTICLE IV

DEFINED TERMS

        As used in this Plan of Merger, the following terms shall have the meaning set forth below:

  (a)
  "2010 Company Stock Options" means Company Stock Options granted in the Ordinary Course of Business to the extent consistent with the terms and conditions disclosed on Section 5.1(b)(iii) of the Company Disclosure Letter.

  (b)
  "401(k) Plan" means Company Benefit Plan intended to include a Code Section 401(k) arrangement.

  (c)
  "Available Cash Amount" means $584,502,942 plus the product of (x) the number of shares of Company Common Stock issued upon the exercise of Company Stock Options outstanding as of the date hereof between the period beginning on the date of this Agreement and ending on the fifth full trading day prior to the Effective Time and (y) $12.75.

  (d)
  "Beneficial Owner" means, with respect to a security, any Person who, directly or indirectly, through any contract, relationship or otherwise, has or shares (a) the power to vote, or to direct the voting of, such security, (b) the power to dispose of, or to direct the disposition of, such security or (c) the ability to profit or share in any profit derived from a transaction in such security, and the term "Beneficially Owned" shall be construed accordingly.

  (e)
  "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the States of Texas or New York are required or authorized by Law or other Governmental Entity to be closed

  (f)
  "Closing" means the closing of the Merger and the other transactions in connection therewith.

  (g)
  "Closing Date" means the date of the Closing, which is to be specified by the parties, and in any event not later than the fifth (5th) Business Day following the date on which the conditions to the Closing (excluding conditions that, by their terms, cannot be satisfied until the closing, but subject to the satisfaction or waiver of such conditions at the Closing) have been satisfied or waived or at such other place, time and date as the parties hereto may agree in writing.

  (h)
  "Code" means the Internal Revenue Code of 1986, as amended, and the Treasury regulations promulgated thereunder.

  (i)
  "Company Benefit Plan" means any "employee benefit plan" (as defined in Section 3(3) of ERISA) and any other employment, incentive, bonus, equity-based, severance, retention, change in control, multiemployer plans within the meaning of Section 3(37) of ERISA), stock purchase, stock option, fringe benefit, collective bargaining, deferred compensation, employee loan, or other compensatory plan, contract, policy, arrangement, employee benefit plan, agreement, or program, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transaction contemplated by this Agreement or otherwise), whether formal or informal, oral or written, legally binding or not, under which (i) any Company Employee has any present or future right to benefits that are maintained, administered, contributed to, or sponsored by the Company, a Company Subsidiary, or any of their respective ERISA Affiliates, or (ii) the Company or the Company Subsidiaries has had or could have any present or future liability.

  (j)
  "Company Charter" means the Amended and Restated Articles of Incorporation of the Company.

  (k)
  "Company Disclosure Letter" means the disclosure letter, dated as of the date of the Merger Agreement and delivered to Parent in connection with the execution and delivery of the Merger Agreement.

  (l)
  "Company Shareholder Approval" shall mean the affirmative vote of a majority of the outstanding Company Common Stock entitled to vote to approve the Merger Agreement and the Plan in accordance with the VSCA and the Company Charter.

  (m)
  "Company Shareholders' Meeting" means a special meeting of the Company Shareholders for the purpose of seeking the Company Shareholder Approval

  (n)
  "Company Shareholders" means the holders of Company Common Stock.

  (o)
  "Company Subsidiary" means any Subsidiary of the Company and "Company Subsidiaries" means all of the Subsidiaries of the Company.

  (p)
  "Court" means any court or arbitration tribunal of the United States or any domestic state, and any political subdivision thereof.

  (q)
  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the Regulations promulgated thereunder.

  (r)
  "ERISA Affiliate" means, with respect to a Person, any trade or business (whether or not incorporated) that is a member of a controlled group or which is under common control with that Person within the meaning of Section 414 of the Code.

  (s)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the Regulations promulgated thereunder.

  (t)
  "Governmental Entity" means any domestic, foreign or supranational government or subdivision thereof, administrative, governmental, prosecutorial or regulatory authority, agency, commission, Court, tribunal or body or self-regulatory organization.

  (u)
  "Law" means any statute, law (including common law), code (including the Code) ordinance, Regulation, rule, guidance, Order, writ, injunction or decree of any state, commonwealth, federal, foreign, territorial or other court or Governmental Entity, subdivision, agency, department, commission, board, bureau or instrumentality of a Governmental Entity, including all decisions of Courts having the effect of law in each such jurisdiction.

  (v)
  "Order" means any judgment, order, stipulation, arbitration, decision, award, injunction or decree of any Court or Governmental Entity, federal, foreign, state or local.

  (w)
  "Ordinary Course of Business" means the usual, regular and ordinary course of business as conducted by the Company and the Company Subsidiaries since October 31, 2008.

  (x)
  "Parent" means Tyco International Ltd.

  (y)
  "Parent Share" means a share of Parent, with a nominal value as of the date of the Merger Agreement of 7.84 Swiss Francs ("CHF") per share.

  (z)
  "Parent Share Value" means the 10-day aggregate volume weighted-average per share price, rounded to two decimal points, of Parent Shares on the NYSE (as reported on Bloomberg) for the period of the ten (10) consecutive trading days ending on the fifth full trading day prior to the effective time.

  (aa)
  "Person" means an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, group, association or unincorporated organization, or any other form of business or professional entity, but does not include a Governmental Entity or Court.

  (bb)
  "Proxy Statement/Prospectus" means a proxy statement/prospectus related to the transactions contemplated by the Merger Agreement and the Company Shareholders Meeting (as may be amended or supplemented from time to time).

  (cc)
  "Regulation" means any rule or regulation of any Governmental Entity having the effect of Law.

  (dd)
  "SCC" means the State Corporation Commission of the Commonwealth of Virginia.

  (ee)
  A "Subsidiary" of a specified Person means any corporation, partnership, limited liability company, joint venture or other legal entity of which the specified Person (either alone or through or together with any other Subsidiary) owns, directly or indirectly, fifty percent (50%) or more of the stock or other equity or partnership interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity, including any general partner of a partnership.

  (ff)
  "Taxes" means all taxes, charges, imposts, tariffs, fees, levies or other similar assessments or liabilities, including income taxes, ad valorem taxes, excise taxes, withholding taxes, stamp taxes or other taxes of or with respect to gross receipts, premiums, real property, personal property, windfall profits, sales, use, transfers, licensing, employment, payroll and franchises imposed by or under any Law; and such terms will include any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any such tax or any contest or dispute thereof.

Annex C

January 18, 2010

Board of Directors
Brink's Home Security Holdings, Inc.
8880 Esters Boulevard
Irving, Texas 75063

Members of the Board:

        We understand that Brink's Home Security Holdings, Inc. (the "Company"), Tyco International Ltd. ("Tyco"), Barricade Merger Sub, Inc., a wholly owned subsidiary of Tyco ("Acquisition Sub"), and for the limited purposes stated therein, ADT Security Services, Inc., propose to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated January 7, 2010 (the "Merger Agreement"), which provides, among other things, for the merger (the "Merger") of the Company with and into Acquisition Sub. Pursuant to the Merger, each outstanding share of common stock, no par value of the Company (the "Company Common Stock"), other than shares held in treasury or held by Tyco, Acquisition Sub or any other subsidiary of Tyco or the Company, will be converted into the right to receive one of the following: (i) (a) a certain number of shares of common stock, nominal value CHF 8.07 per share, of Tyco ("Tyco Common Stock") determined pursuant to the formula set forth in the Merger Agreement, subject to adjustment as set forth in the Merger Agreement, and (b) $12.75 in cash, subject to adjustment in certain circumstances (together, as each may be adjusted, the "Mixed Consideration"); (ii) $42.50 in cash, subject to adjustment as set for the in the Merger Agreement (the "Cash Consideration"); or (iii) a certain number of shares of Tyco Common Stock determined pursuant to the formula set forth in the Merger Agreement, subject to adjustment as set forth in the Merger Agreement (the "Stock Consideration" and together with the Mixed Consideration and the Cash Consideration, the "Merger Consideration"). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

        You have asked for our opinion as to whether the Merger Consideration to be received by the holders of shares of the Company Common Stock pursuant to the Merger Agreement is fair from a financial point of view to such holders.

        For purposes of the opinion set forth herein, we have:

  1)
  Reviewed certain publicly available financial statements and other business and financial information of the Company and Tyco, respectively;

  2)
  Reviewed certain internal financial statements and other financial and operating data concerning the Company;

  3)
  Reviewed certain financial projections prepared by the management of the Company;

  4)
  Reviewed information relating to certain strategic, financial and operational benefits anticipated from the Merger, prepared by the management of the Company;

  5)
  Discussed the past and current operations and financial condition and the prospects of the Company, including information relating to certain strategic, financial and operational benefits anticipated from the Merger, with senior executives of the Company;

  6)
  Discussed the past and current operations and financial condition and the prospects of Tyco with senior executives of Tyco;

  7)
  Reviewed the reported prices and trading activity for the Company Common Stock and Tyco Common Stock;

  8)
  Compared the financial performance of the Company and Tyco and the prices and trading activity of the Company Common Stock and Tyco Common Stock with that of certain other publicly-traded companies comparable with the Company and Tyco, respectively, and their securities;

  9)
  Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

  10)
  Reviewed the pro forma impact of the Merger on Tyco's earnings per share;

  11)
  Participated in certain discussions and negotiations among representatives of the Company and Tyco and their financial and legal advisors;

  12)
  Reviewed the Merger Agreement and certain related documents; and

  13)
  Performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.

        We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company and Tyco, and formed a substantial basis for this opinion. With respect to the financial projections, including information relating to certain strategic, financial and operational benefits anticipated from the Merger, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company. In addition, we have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any material terms or conditions. Morgan Stanley has assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. We are not legal, tax, or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of Tyco and the Company and their legal, tax, or regulatory advisors with respect to legal, tax, or regulatory matters. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company's officers, directors or employees, or any class of such persons, relative to the Merger Consideration to be received by the holders of shares of the Company Common Stock in the transaction. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such appraisals. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.

        In arriving at our opinion, we were not authorized to solicit, and did not solicit, interest from any party with respect to the acquisition, business combination or other extraordinary transaction, involving the Company, nor did we negotiate with any parties, other than Tyco.

        We have acted as financial advisor to the Board of Directors of the Company in connection with this transaction and will receive a fee for our services, a substantial portion of which is contingent upon the closing of the Merger. In the two years prior to the date hereof, we have provided financial advisory and financing services for the Company and Tyco and have received fees in connection with such services.

        Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its

C-2

customers, in debt or equity securities or loans of the Company, Tyco or any other company, or any currency or commodity, that may be involved in this transaction, or any related derivative instrument.

        This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the of the Board of Directors of the Company and may not be used for any other purpose without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing of the Company, and any related registration statement of Tyco that is required to be made with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law. In addition, this opinion does not in any manner address the prices at which Tyco Common Stock will trade following consummation of the Merger or at any other time, and Morgan Stanley expresses no opinion or recommendation as to how the shareholders of the Company should vote at the shareholders' meeting to be held in connection with the Merger.

        Based on and subject to the foregoing, we are of the opinion on the date hereof that the Merger Consideration to be received by the holders of shares of the Company Common Stock pursuant to the Merger Agreement is fair from a financial point of view to such holders.

Very truly yours,
MORGAN STANLEY & CO. INCORPORATED
By:	/s/ WILLIAM J. DOTSON, JR. William J. Dotson, Jr. Managing Director

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SPECIAL MEETING OF SHAREHOLDERS OF BRINK’S HOME SECURITY HOLDINGS, INC. May 12, 2010 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Special Meeting, Proxy Statement/Prospectus and Proxy Card are available at http://www.investors.brinkshomesecurity.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. (f) Please detach along perforated line and mail in the envelope provided. 00030000000300000000 8 051210 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Consider and vote upon the proposal to approve (a) the Agreement and Plan of Merger, dated as of January 18, 2010, as amended ( as it may be further amended from time to time, the “merger agreement”), by and among Brink’s Home Security Holdings, Inc., Tyco International Ltd., a corporation limited by shares organized under the laws of Switzerland (“Tyco”), Barricade Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Tyco, and solely for limited purposes set forth therein, ADT Security Services, Inc., a Delaware corporation and a wholly owned subsidiary of Tyco; (b) the merger contemplated by the merger agreement (the “merger”); and (c) the plan of merger that meets the requirements of Section 13.1-716 of the Virginia Stock Corporation Act in substantially the form attached as Annex B to the proxy statement/prospectus ( the “plan”). 2. Consider and vote upon any proposal to adjourn the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there is an insufficient number of votes at the time of such adjournment to approve the merger agreement, the merger and the plan. FOR AGAINST ABSTAIN THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. FOR AGAINST ABSTAIN 3. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this proxy. When shares are held Jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such, If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF SHAREHOLDERS OF BRINK’S HOME SECURITY HOLDINGS, INC. May 12, 2010 PROXY VOTING INSTRUCTIONS COMPANY NUMBER ACCOUNT NUMBER INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Vote online/phone until 11:59 PM CST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Special Meeting, Proxy Statement/Prospectus and Proxy Card are available at http://www.investors.brinkshomesecurity.com Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030000000300000000 8 051210 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Consider and vote upon the proposal to approve (a) the Agreement and Plan of Merger, dated as of January 18, 2010, as amended ( as it may be further amended from time to time, the “merger agreement”), by and among Brink’s Home Security Holdings, Inc., Tyco International Ltd., a corporation limited by shares organized under the laws of Switzerland (“Tyco”), Barricade Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Tyco, and solely for limited purposes set forth therein, ADT Security Services, Inc., a Delaware corporation and a wholly owned subsidiary of Tyco; (b) the merger contemplated by the merger agreement (the “merger”); and (c) the plan of merger that meets the requirements of Section 13.1-716 of the Virginia Stock Corporation Act in substantially the form attached as Annex B to the proxy statement/prospectus ( the “plan”). FOR AGAINST ABSTAIN 1-1 FOR AGAINST ABSTAIN 2. Consider and vote upon any proposal to adjourn the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there is an insufficient number of votes at the time of such adjournment to approve the merger agreement, the merger and the plan. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this proxy. When shares are held Jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give ful title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. If you vote by Internet or telephone, you do NOT need to mail back your proxy card. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. BRINK’S HOME SECURITY HOLDINGS, INC. Proxy Card Solicited on Behalf of the Board of Directors for Special Meeting of Shareholders on May 12, 2010 The undersigned hereby appoints Robert B. Allen, John S. Davis and Stephen C. Yevich and each of them as proxy, with full power of substitution, to vote all shares of common stock of the undersigned in Brink’s Home Security Holdings, Inc. at the special meeting of shareholders to be held on May 12, 2010, at 9:30 a.m., local time, at The Westin Dallas Fort Worth Airport, 4545 West John Carpenter Freeway, Irving, Texas 75063, and at any and all adjournments or postponements thereof, upon the matters designated on the reverse side, as more fully set forth in the proxy statement/prospectus, and for the transaction of such other business as may properly come before the special meeting and any adjournments or postponements thereof. The undersigned hereby revokes any previously submitted proxy by the undersigned for the matters to be voted on at the special meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus. Please note that if you do not submit a valid proxy and do not vote in person at the special meeting of shareholders, this has the same effect as a vote AGAINST the proposal to approve the merger agreement, the merger and the plan. If registrations of your shares are not identical, you may receive more than one set of proxy materials. Please complete and return all cards you receive. If you wish to vote or direct a vote on all matters as the Board of Directors recommends, please sign, date and return this card. If you wish to vote or direct a vote on items individually, please also mark the appropriate boxes on the back of this card. (Continued and to be signed on the reverse side.) 14475